HSBC Global Asset Management (USA) Inc.

HSBC Funds
Prospectus
February 28, 2013

MONEY MARKET FUNDS	Class A	Class B	Class C	Class D	Class E	Class I	Class Y

HSBC New York Tax-Free Money	RNTXX	HNBXX	HNCXX	HNYXX	RYEXX	-	RYYXX
Market Fund

HSBC Prime Money Market Fund	REAXX	HSMXX	HMMXX	HIMXX	HMEXX	HSIXX	RMYXX

HSBC Tax-Free Money Market Fund	HBAXX	HBBXX	HBCXX	HBDXX	HBEXX	HCIXX	HBYXX

HSBC U.S. Government Money	FTRXX	HUBXX	HUMXX	HGDXX	HGEXX	HGIXX	RGYXX
Market Fund

HSBC U.S. Treasury Money	HWAXX	HTBXX	HUCXX	HTDXX	HTEXX	HBIXX	HTYXX
Market Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A DEPOSIT OF HSBC BANK USA, N.A. AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HSBC Funds	Table of Contents

	Summary Section
This section summarizes each	3	HSBC New York Tax-Free Money Market Fund
Fund’s investment objectives,	9	HSBC Prime Money Market Fund
strategies, fees, risks, and past	15	HSBC Tax-Free Money Market Fund
performance, and	21	HSBC U.S. Government Money Market Fund
provides other information	27	HSBC U.S. Treasury Money Market Fund
about your account.

	Additional Information About the Funds’ Investment
	Strategies and Risks
This section provides	32	More About Risks and Investment Strategies
additional details about	32	Principal Investment Risks
each Fund’s investment	35	Additional Risks
strategies and risks.	35	Who May Want to Invest?
	35	More Information About Fund Investments
	35	Portfolio Holdings

	Fund Management
Review this section for	36	The Investment Adviser
details on the people and	36	The Distributor, Administrator and Sub-Administrator
organizations who provide
services to the Funds.

	Shareholder Information
Review this section for	37	Pricing of Fund Shares
details on how	38	Purchasing and Adding to Your Shares
shares are valued, and	43	Selling Your Shares
how to purchase,	47	Distribution Arrangements/Sales Charges
sell and exchange shares.	49	Distribution and Shareholder Servicing Arrangements—
This section also describes		Revenue Sharing
related charges and	50	Exchanging Your Shares
payments of dividends	51	Delivery of Shareholder Documents
and distributions.	52	Dividends, Distributions and Taxes

	Financial Highlights
Review this section	54	HSBC New York Tax-Free Money Market Fund
for details on	55	HSBC Prime Money Market Fund
selected financial	56	HSBC Tax-Free Money Market Fund
statements of the Funds.	57	HSBC U.S. Government Money Market Fund
	58	HSBC U.S. Treasury Money Market Fund

2

HSBC New York Tax-Free Money Market Fund
Summary Section

Class A, Class B, Class C, Class D, Class E and Class Y Shares

Investment Objective

The investment objective of the HSBC New York Tax-Free Money Market Fund (the “Fund”) is to provide shareholders of the Fund with liquidity and as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class B	Class C	Class D	Class E	Class Y
Maximum Sales Charge (load) Imposed
on Purchases (as a % of offering price)	None	None	None	None	None	None
Maximum Deferred Sales Charge (load)
(as a % of amount redeemed)	None	4.00%	1.00%	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year
as a percentage of the value of
your investment)	Class A	Class B*	Class C*	Class D	Class E*	Class Y
Management Fee	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution (12b-1) Fee	0.00%	0.75%	0.75%	0.00%	0.00%	0.00%
Other Expenses:
Shareholder Servicing Fee	0.40%	0.25%	0.25%	0.25%	0.05%	0.00%
Other Operating Expenses	0.19%	0.19%	0.19%	0.19%	0.14%	0.19%
Total Other Expenses	0.59%	0.44%	0.44%	0.44%	0.19%	0.19%
Total Annual Fund Operating Expenses	0.69%	1.29%	1.29%	0.54%	0.29%	0.29%

*	During the Fund’s prior fiscal year, Class B, Class C and Class E Shares were not operational. Therefore, these amounts have been estimated.

3

HSBC New York Tax-Free Money Market Fund
Summary Section

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$70	$221	$384	$859
Class B Shares	$531	$609	$708	$1,239
Class C Shares	$231	$409	$708	$1,556
Class D Shares	$55	$173	$302	$677
Class E Shares	$30	$93	$163	$368
Class Y Shares	$30	$93	$163	$368

For the share classes listed below, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class B Shares	$131	$409	$708	$1,239
Class C Shares	$131	$409	$708	$1,556

Principal Investment Strategies

The Fund is a money market fund and seeks to maintain a stable price of $1.00 per share. The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets in short-term, high quality, tax-exempt money market instruments that provide interest exempt from regular federal income taxes, the alternative minimum tax, and New York State and New York City personal income taxes.

The Fund invests primarily in municipal bonds, municipal notes (including tax and revenue authorization notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes and variable rate demand notes), and high quality commercial paper issued by or on behalf of the State of New York and its authorities, agencies, instrumentalities and political subdivisions. These instruments have maturities of (or deemed maturities of ) 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted average portfolio life of 120 days or less. To calculate the dollar-weighted average portfolio maturity, the Fund may treat certain variable rate securities as having a maturity equal to the time remaining until the next adjustment of the security’s interest rate rather than the security’s actual maturity.

The Fund may invest more than 25% of its assets in participation interests issued by banks, insurance companies or other financial institutions, industrial development bonds and other municipal obligations if such investments meet the prescribed quality standards for the Fund (rated AA, A-2 or P-2 or equivalent or higher by a nationally recognized statistical rating organization, or of comparable quality). The Fund may also invest up to 20% of its net assets in obligations the interest income on which is subject to regular federal income taxes, the alternative minimum tax or New York State and New York City personal income taxes. The Fund may invest in taxable securities (such as U.S. government obligations or certificates of deposit of domestic banks) only if such securities are of comparable quality and credit risk with the municipal obligations described above.

In purchasing and selling securities for the Fund, portfolio managers consider the credit analysis performed by HSBC Global Asset Management (USA) Inc., the Fund’s investment adviser (the “Adviser”). Portfolio managers select investments from an approved credit list compiled by the Adviser’s global credit analysts, who have conducted an independent qualitative and quantitative review of each issuer on the list. Safety is prioritized, with additional emphasis placed on liquidity and yield.

4

HSBC New York Tax-Free Money Market Fund
Summary Section

Principal Investment Risks

You could lose money by investing in the Fund. The Fund has the following principal investment risks:

  Debt Instruments Risk: The risks of investing in debt instruments include:

    Interest Rate Risk: Fluctuations in interest rates may affect the yield and value of investments in income producing or debt instruments. Generally, if interest rates rise, the value of such investments may fall.

    Credit Risk: The Fund could lose money if an issuer of a debt instrument fails to make timely payments of interest or principal or enters bankruptcy.

  New York Economic Risk: The Fund invests primarily in New York municipal securities and is, by definition, less diversified geographically than a fund investing across many states. Therefore, the Fund has greater exposure to adverse economic, legislative and political changes within the State of New York as well as to risks associated with any natural disaster and/or acts of terrorism that might impact the state. Historically, New York and other issuers of New York municipal obligations have experienced periods of severe recession and financial difficulty. Because a significant share of New York’s economy depends on business and financial services, any change in market conditions that adversely affects these industries could affect the ability of New York and its localities to meet their financial obligations. If such difficulties arise in the future, you could lose money on your investment. Moreover, uncertainties in the municipal markets could increase the volatility of municipal securities and could negatively impact the Fund’s net asset value and/ or the distributions paid by the Fund. Municipal markets continue to experience difficulties in the current economic and political environment.

  Participation Interest Risk: The purchase of participation interests may involve the risk that the Fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid thereon.

  Variable Rate Demand Note Risk: Variable rate demand notes are subject to the same risks as debt instruments, particularly interest rate risk and credit risk. Due to a lack of secondary market activity for certain variable and floating rate instruments, these securities may be more difficult to sell if an issuer defaults on its financial obligation or when the Fund is not entitled to exercise its demand rights.

  Stable NAV Risk: The Fund may not be able to maintain a net asset value (“NAV”) per share of $1.00 (a “Stable NAV”) at all times. The failure of other money market funds to maintain a Stable NAV (or the perceived threat of such a failure) could adversely affect the Fund’s NAV. Shareholders of the Fund should not rely on or expect the Adviser or an affiliate to help the Fund maintain a Stable NAV.

An investment in the Fund is not a deposit of HSBC Bank USA, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

5

HSBC New York Tax-Free Money Market Fund
Summary Section

Performance Bar Chart and Table

The bar chart and table below provide an indication of the risks of an investment in the Fund by showing changes in the Fund’s year to year performance and by showing how the Fund’s average annual returns compare with those of an average for a peer group of similar funds. Past performance does not indicate how the Fund will perform in the future.

The bar chart below shows the Fund’s annual returns for Class A Shares and how performance has varied from year to year. The returns for the Fund’s other share classes will differ from the returns of the Class A Shares shown in the bar chart because the expenses of the classes differ.

Annual Total Returns as of 12/31 for Class A Shares
Bar chart assumes reinvestment of dividends and distributions

Best Quarter:	Q3 2007	0.77%
Worst Quarter:	Q4 2012	0.00%

6

HSBC New York Tax-Free Money Market Fund
Summary Section

The table below lists the average annual total returns for each class of shares for various time periods and compares the Fund’s performance over time to that of the Lipper New York Tax-Exempt Money Market Funds Average (“Lipper NY Average”). The total return of the Lipper NY Average does not include the effect of sales charges. As of December 31, 2012, the 7-day yields of the Fund’s Class A, Class D and Class Y Shares were 0.00%, 0.00% and 0.00%, respectively. As of December 31, 2012, the 7-day taxable-equivalent yields of the Fund’s Class A, Class D and Class Y Shares were 0.00%, 0.00% and 0.00%, respectively. For current yield information on the Fund, call 1-800-782-8183.

Past performance is not an indication of how the Fund will perform in the future.

Average Annual Total Returns^ (for the periods ended December 31, 2012)

	Inception				Since
	Date	1 Year	5 Years	10 Years	Inception
Class A Shares	Nov. 17, 1994	0.00%	0.33%	0.99%	1.72%
Class B Shares
(with applicable CDSC)*	Apr. 29, 1998	N/A	N/A	0.71%	0.89%
Class C Shares
(with applicable CDSC)*	Mar. 19, 2001	N/A	N/A	N/A	0.77%
Class D Shares	Apr. 1, 1999	0.00%	0.37%	1.09%	1.42%
Class E Shares**	N/A	N/A	N/A	N/A	N/A
Class Y Shares	July 1, 1996	0.00%	0.44%	1.25%	1.85%
Lipper NY Tax-Exempt
Money Market Funds Average	—	0.01%	0.40%	1.10%	1.82% ***

^

During the year ended December 31, 2007, the Fund received a one-time reimbursement from the Adviser related to past marketing arrangements. During the year ended December 31, 2010, the Fund received a one-time payment in respect of a class action settlement. As a result, the Fund’s total returns for the years ended December 31, 2007 and 2010 were higher than they would have been had the Fund not received these payments.

*

Class B and Class C Shares were operational only during a portion of the period since inception. The “Since Inception” return performance is for the period of time the Classes had operations. The 1 year, 5 years and 10 years average (as applicable) annual return and 7-day yield information is not provided because there were no Class B or Class C shareholders as of December 31, 2012.

**	Average annual return and 7-day yield information is not provided because there were no Class E shareholders as of December 31, 2012.
***	Since November 30, 1994.

7

HSBC New York Tax-Free Money Market Fund
Summary Section

Investment Adviser

HSBC Global Asset Management (USA) Inc. is the Fund’s investment adviser (“Adviser”).

Purchasing and Selling Your Shares

Generally, you may purchase or redeem Fund shares on any business day by mail (HSBC Funds, PO Box 182845, Columbus, Ohio 43218-2845), wire transfer, or telephone at 1-800-782-8183. Class B Shares and Class C Shares are not offered for sale, but are offered as an exchange option for Class B shareholders and Class C shareholders of certain other HSBC Funds. Purchases and redemptions of Class E Shares may only be made via wire transfer. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

	Minimum	Minimum
	Initial	Subsequent
Class A and Class D Shares	Investment	Investment
Regular (non-retirement)	$1,000	$100
Retirement (IRA)	$250	$100
Automatic Investment Plan	$250	$25
Class B and Class C Shares	$0	$0
Class E Shares	$10,000,000	$0
Class Y Shares	$5,000,000	$0

Tax Information

Capital gains, if any, will be distributed on an annual basis. The Fund intends to distribute income that is exempt from regular federal and New York State and New York City income taxes. A portion of the Fund’s distributions may be subject to New York State and New York City or federal income taxes or to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund, the Adviser or the distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.

8

HSBC Prime Money Market Fund
Summary Section

Class A, Class B, Class C, Class D, Class E, Class I and Class Y

Investment Objective

The investment objective of the HSBC Prime Money Market Fund (the “Fund”) is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from
your investment)	Class A	Class B	Class C	Class D	Class E	Class I	Class Y
Maximum Sales Charge (load)
Imposed on Purchases (as a %
of offering price)	None	None	None	None	None	None	None
Maximum Deferred Sales
Charge (load) (as a % of
amount redeemed)	None	4.00%	1.00%	None	None	None	None

Annual Fund Operating
Expenses (expenses that you
pay each year as a percentage
of the value of your investment)	Class A	Class B	Class C	Class D	Class E*	Class I	Class Y
Management Fee	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution (12b-1) Fee	0.00%	0.75%	0.75%	0.00%	0.00%	0.00%	0.00%
Other Expenses:
Shareholder Servicing Fee	0.40%	0.25%	0.25%	0.25%	0.05%	0.00%	0.00%
Other Operating Expenses	0.19%	0.19%	0.19%	0.19%	0.09%	0.09%	0.19%
Total Other Expenses	0.59%	0.44%	0.44%	0.44%	0.14%	0.09%	0.19%
Total Annual Fund
Operating Expenses	0.69%	1.29%	1.29%	0.54%	0.24%	0.19%	0.29%

* During the Fund’s prior fiscal year, Class E Shares were not operational. Therefore, these amounts have been estimated.

9

HSBC Prime Money Market Fund
Summary Section

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$70	$221	$384	$859
Class B Shares	$531	$609	$708	$1,239
Class C Shares	$231	$409	$708	$1,556
Class D Shares	$55	$173	$302	$677
Class E Shares	$25	$77	$135	$306
Class I Shares	$19	$61	$107	$243
Class Y Shares	$30	$93	$163	$368

For the share classes listed below, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class B Shares	$131	$409	$708	$1,239
Class C Shares	$131	$409	$708	$1,556

Principal Investment Strategies

The Fund is a money market fund and seeks to maintain a stable price of $1.00 per share. The Fund seeks to achieve its investment objective by investing in a portfolio of the highest quality debt obligations with maturities of (or deemed maturities of) 397 days or less and repurchase agreements with respect to these types of obligations. The Fund will maintain a dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted average portfolio life of 120 days or less. To calculate the dollar-weighted average portfolio maturity, the Fund may treat certain variable rate securities as having a maturity equal to the time remaining until the next adjustment of the security’s interest rate rather than the security’s actual maturity. Highest quality instruments are securities rated at the time of acquisition in the highest short-term category (e.g., A-1/P-1) by at least two nationally recognized statistical rating organizations (“NRSROs”) (or, if only one rating organization has rated the security, by that organization) or, if the security is unrated, judged to be of comparable quality by the Adviser.

The Fund invests primarily in bank certificates of deposit, time deposits, bankers’ acceptances, prime commercial paper, corporate obligations, municipal obligations, U.S. government securities and repurchase agreements collateralized by U.S. government securities. The Fund’s investments may also include variable rate demand notes and repurchase agreements secured by collateral other than cash and U.S. government securities, including equity securities and investment grade debt securities rated by NRSROs, to the extent permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended.

The Fund may invest without limit in the domestic banking industry when, in the opinion of HSBC Global Asset Management (USA) Inc., the Fund’s investment adviser (“Adviser”), the yield, marketability and availability of investments meeting the Fund’s quality standards in such industry justify any additional risks associated with the concentration of the Fund’s assets in the industry. The Fund may also invest without limit in commercial paper and short-term corporate obligations of domestic financial institutions. The Fund may also make investments in commercial paper and other obligations of foreign issuers and in bank certificates of deposit and bankers’ acceptances payable in U.S. dollars and issued by foreign banks or by foreign branches of U.S. banks.

10

HSBC Prime Money Market Fund
Summary Section

The Fund may maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. Additionally, the Fund will invest to take advantage of temporary disparities in yields of different segments of high-grade money market instruments or among particular instruments within the same segment of the market.

In purchasing and selling securities for the Fund, portfolio managers consider the Adviser’s credit analysis. Portfolio managers select investments from an approved credit list compiled by the Adviser’s global credit analysts, who have conducted an independent qualitative and quantitative review of each issuer on the list. Safety is prioritized, with additional emphasis placed on liquidity and yield.

Principal Investment Risks

You could lose money by investing in the Fund. The Fund has the following principal investment risks:

  Debt Instruments Risk: The risks of investing in debt instruments include:

    Interest Rate Risk: Fluctuations in interest rates may affect the yield and value of investments in income producing or debt instruments. Generally, if interest rates rise, the value of such investments may fall.

    Credit Risk: The Fund could lose money if an issuer of a debt instrument fails to make timely payments of interest or principal or enters bankruptcy.

  Banking Risk: Investments in securities issued by U.S. and foreign banks can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad, and susceptible to risks associated with the financial services sector. The Fund’s concentration of investments in the domestic banking industry may make it more susceptible to this risk.

  Foreign Investment Risk: Dollar denominated securities of foreign issuers involve special risks such as economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments.

  U.S. Government Securities Risk: There are different types of U.S. government securities with different levels of credit risk. U.S. government securities issued or guaranteed by the U.S. Treasury and/or supported by the full faith and credit of the United States have the lowest credit risk. A U.S. government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and are riskier than those that are.

  Repurchase Agreements: If the seller in a repurchase agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities. These risks are increased to the extent that a repurchase agreement is secured by collateral other than cash or U.S. government securities. There is also a risk that the seller of the agreement may become insolvent and subject to liquidation.

  Variable Rate Demand Note Risk: Variable rate demand notes are subject to the same risks as debt instruments, particularly interest rate risk and credit risk. Due to a lack of secondary market activity for certain variable and floating rate instruments, these securities may be more difficult to sell if an issuer defaults on its financial obligation or when the Fund is not entitled to exercise its demand rights.

  Stable NAV Risk: The Fund may not be able to maintain a net asset value (“NAV”) per share of $1.00 (a “Stable NAV”) at all times. The failure of other money market funds to maintain a Stable NAV (or the perceived threat of such a failure) could adversely affect the Fund’s NAV. Shareholders of the Fund should not rely on or expect the Adviser or an affiliate to help the Fund maintain a Stable NAV.

  Market Risk: The value of the Fund’s investments may decline due to changing economic, political or market conditions. Market risk may affect a single issuer, industry or section of the economy or it may affect the economy as a whole. Moreover, the conditions in one country or geographic region could adversely affect the Fund’s investments in a different country or geographic region.

An investment in the Fund is not a deposit of HSBC Bank USA, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

11

HSBC Prime Money Market Fund
Summary Section

Performance Bar Chart and Table

The bar chart and table below provide an indication of the risks of an investment in the Fund by showing changes in the Fund’s year to year performance and by showing how the Fund’s average annual returns compare with those of an average for a peer group of similar funds. Past performance does not indicate how the Fund will perform in the future.

The bar chart below shows the Fund’s annual returns for Class A Shares and how performance has varied from year to year. The returns for the Fund’s other share classes will differ from the returns of the Class A Shares shown in the bar chart because the expenses of the classes differ.

Annual Total Returns as of 12/31 for Class A Shares
Bar chart assumes reinvestment of dividends and distributions

Best Quarter:	Q3 2007	1.19%
Worst Quarter:	Q4 2011	0.00%

12

HSBC Prime Money Market Fund
Summary Section

The table below lists the average annual total returns for each class of shares for various time periods and compares the Fund’s performance over time to that of the Lipper Money Market Funds Average (“Lipper MMF Average”). The total return of the Lipper MMF Average does not include the effect of sales charges. As of December 31, 2012, the 7-day yields of the Fund’s Class A, Class B, Class C, Class D, Class I and Class Y Shares were 0.01%, 0.01%, 0.01%, 0.01%, 0.11% and 0.01%, respectively. For current yield information on the Fund, call 1-800-782-8183.

Past performance is not an indication of how the Fund will perform in the future.

Average Annual Total Returns^ (for the periods ended December 31, 2012)

	Inception				Since
	Date	1 Year	5 Years	10 Years	Inception
Class A Shares	Nov. 13, 1998	0.01%	0.46%	1.52%	2.20%
Class B Shares
(with applicable CDSC)	Apr. 4, 2001	-3.99%	0.33%	1.20%	1.24%
Class C Shares
(with applicable CDSC)	Mar. 23, 2001	-0.94%	0.35%	1.20%	1.24%
Class D Shares	Apr. 1, 1999	0.01%	0.50%	1.61%	2.25%
Class E Shares*	N/A	N/A	N/A	N/A	N/A
Class I Shares	Jan. 9, 2002	0.15%	0.70%	1.90%	1.90%
Class Y Shares	Nov. 12, 1998	0.03%	0.60%	1.79%	2.51%
Lipper Money Market
Funds Average	—	0.02%	0.47%	1.45%	2.14% **

^	During the year ended December 31, 2007, the Fund received a one-time reimbursement from the Adviser related to past marketing arrangements. During the year ended December 31, 2010, the Fund received a one-time payment in respect of a class action settlement. As a result, the Fund’s total returns for the years ended December 31, 2007 and 2010 were higher than they would have been had the Fund not received these payments.
*	Average annual return and 7-day yield information is not provided for Class E Shares because there were no Class E shareholders as of December 31, 2012.
**	Since October 31, 1998.

13

HSBC Prime Money Market Fund
Summary Section

Investment Adviser

HSBC Global Asset Management (USA) Inc. is the Fund’s investment adviser.

Purchasing and Selling Your Shares

Generally, you may purchase or redeem Fund shares on any business day by mail (HSBC Funds, PO Box 182845, Columbus, Ohio 43218-2845), wire transfer, or telephone at 1-800-782-8183. Class B Shares and Class C Shares are not offered for sale, but are offered as an exchange option for Class B shareholders and Class C shareholders of certain other HSBC Funds. Purchases and redemptions of Class E Shares may only be made via wire transfer. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

	Minimum	Minimum
	Initial	Subsequent
Class A and Class D Shares	Investment	Investment
Regular (non-retirement)	$1,000	$100
Retirement (IRA)	$250	$100
Automatic Investment Plan	$250	$25
Class B and Class C Shares	$0	$0
Class E Shares	$10,000,000	$0
Class I Shares	$25,000,000	$5,000,000
Class Y Shares	$5,000,000	$0

Tax Information

Capital gains, if any, will be distributed on an annual basis. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund, the Adviser or the distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.

14

HSBC Tax-Free Money Market Fund
Summary Section

Class A, Class B, Class C, Class D, Class E, Class I and Class Y Shares

Investment Objective

The investment objective of the HSBC Tax-Free Money Market Fund (the “Fund”) is to provide shareholders of the Fund with liquidity and as high a level of current income that is exempt from regular federal income tax as is consistent with the preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from
your investment)	Class A	Class B	Class C	Class D	Class E	Class I	Class Y
Maximum Sales Charge
(load) Imposed on Purchases
(as a % of offering price)	None	None	None	None	None	None	None
Maximum Deferred Sales
Charge (load) (as a % of
amount redeemed)	None	4.00%	1.00%	None	None	None	None

Annual Fund Operating
Expenses (expenses that you
pay each year as a percentage
of the value of your investment)	Class A*	Class B*	Class C*	Class D	Class E*	Class I*	Class Y
Management Fee	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution (12b-1) Fee	0.00%	0.75%	0.75%	0.00%	0.00%	0.00%	0.00%
Other Expenses:
Shareholder Servicing Fee	0.40%	0.25%	0.25%	0.25%	0.05%	0.00%	0.00%
Other Operating Expenses	0.36%	0.36%	0.36%	0.36%	0.26%	0.26%	0.36%
Total Other Expenses	0.76%	0.61%	0.61%	0.61%	0.31%	0.26%	0.36%
Total Annual Fund
Operating Expenses	0.86%	1.46%	1.46%	0.71%	0.41%	0.36%	0.46%

*	During the Fund’s prior fiscal year, Class A, Class B, Class C, Class E and Class I Shares were not operational. Therefore, these amounts have been estimated.

15

HSBC Tax-Free Money Market Fund
Summary Section

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$88	$274	$477	$1,061
Class B Shares	$549	$662	$797	$1,434
Class C Shares	$249	$462	$797	$1,746
Class D Shares	$73	$227	$395	$883
Class E Shares	$42	$132	$230	$518
Class I Shares	$37	$116	$202	$456
Class Y Shares	$47	$148	$258	$579

For the share classes listed below, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class B Shares	$149	$462	$797	$1,434
Class C Shares	$149	$462	$797	$1,746

Principal Investment Strategies

The Fund is a money market fund and seeks to maintain a stable price of $1.00 per share. The Fund seeks to achieve its investment objective by investing in a portfolio of the highest quality money market instruments with maturities of (or deemed maturities of ) 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted average portfolio life of 120 days or less. To calculate the dollar-weighted average portfolio maturity, the Fund may treat certain variable rate securities as having a maturity equal to the time remaining until the next adjustment of the security’s interest rate rather than the security’s actual maturity. Under normal market conditions, the Fund will generally invest in short-term municipal obligations. The Fund’s investments include variable rate demand notes, which have variable interest rates or other features that give them the financial characteristics of short-term debt.

The Fund will invest at least 80% of its net assets in investments the income from which is exempt from regular federal income tax and the alternative minimum tax. The Fund may also invest up to 20% of its net assets in obligations the interest income on which is subject to federal income tax or the alternative minimum tax.

The Fund will attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. Additionally, the Fund will invest to take advantage of temporary disparities in yields of different segments of high-grade money market instruments or among particular instruments within the same segment of the market.

In purchasing and selling securities for the Fund, portfolio managers consider the credit analysis performed by HSBC Global Asset Management (USA) Inc., the Fund’s investment adviser (the “Adviser”). Portfolio managers select investments from an approved credit list compiled by the Adviser’s global credit analysts, who have conducted an independent qualitative and quantitative review of each issuer on the list. Safety is prioritized, with additional emphasis placed on liquidity and yield.

16

HSBC Tax-Free Money Market Fund
Summary Section

Principal Investment Risks

You could lose money by investing in the Fund. The Fund has the following principal investment risks:

  Debt Instruments Risk: The risks of investing in debt instruments include:

    Interest Rate Risk: Fluctuations in interest rates may affect the yield and value of investments in income producing or debt instruments. Generally, if interest rates rise, the value of such investments may fall.

    Credit Risk: The Fund could lose money if an issuer of a debt instrument fails to make timely payments of interest or principal or enters bankruptcy.

  Municipal Risk: Because the Fund invests in municipal securities, it will be sensitive to events that affect municipal markets, including legislative or political changes and the financial condition of the issuers of municipal securities. Moreover, uncertainties in the municipal markets could increase the volatility of municipal securities and could negatively impact the Fund’s net asset value and/or the distributions paid by the Fund. Municipal markets continue to experience difficulties in the current economic and political environment.

  Variable Rate Demand Note Risk: Variable rate demand notes are subject to the same risks as debt instruments, particularly interest rate risk and credit risk. Due to a lack of secondary market activity for certain variable and floating rate instruments, these securities may be more difficult to sell if an issuer defaults on its financial obligation or when the Fund is not entitled to exercise its demand rights.

  Stable NAV Risk: The Fund may not be able to maintain a net asset value (“NAV”) per share of $1.00 (a “Stable NAV”) at all times. The failure of other money market funds to maintain a Stable NAV (or the perceived threat of such a failure) could adversely affect the Fund’s NAV. Shareholders of the Fund should not rely on or expect the Adviser or an affiliate to help the Fund maintain a Stable NAV.

An investment in the Fund is not a deposit of HSBC Bank USA, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

17

HSBC Tax-Free Money Market Fund
Summary Section

Performance Bar Chart and Table

The bar chart and table below provide an indication of the risks of an investment in the Fund by showing changes in the Fund’s year to year performance and by showing how the Fund’s average annual returns compare with those of an average for a peer group of similar funds. Past performance does not indicate how the Fund will perform in the future.

The bar chart below shows the Fund’s annual returns for Class Y Shares and how performance has varied from year to year. The returns for the Fund’s other share classes will differ from the returns of the Class Y Shares shown in the bar chart because the expenses of the classes differ.

Annual Total Returns as of 12/31 for Class Y Shares
Bar chart assumes reinvestment of dividends and distributions

Best Quarter:	Q3 2007	0.86%
Worst Quarter:	Q4 2012	0.00%

18

HSBC Tax-Free Money Market Fund
Summary Section

The table below lists the average annual total returns for each class of shares for various time periods and compares the Fund’s performance over time to that of the Lipper Tax-Exempt Money Market Funds Average (“Lipper Tax-Exempt Average”). The total return of the Lipper Tax-Exempt Average does not include the effect of sales charges. As of December 31, 2012, the 7-day yields of the Fund’s Class D and Class Y Shares were 0.00% and 0.00%, respectively. As of December 31, 2012, the 7-day taxable-equivalent yields of the Fund’s Class D and Class Y Shares were 0.00% and 0.00%, respectively. For current yield information on the Fund, call 1-800-782-8183.

Past performance is not an indication of how the Fund will perform in the future.

Average Annual Total Returns^ (for the periods ended December 31, 2012)

	Inception			Since
	Date	1 Year	5 Years	Inception
Class Y Shares	June 8, 2004	0.00%	0.50%	1.36%
Class D Shares	August 24, 2004	0.00%	0.39%	1.20%
Class I Shares*	June 25, 2004	N/A	N/A	0.27%
Class A Shares*	August 27, 2004	N/A	N/A	0.41%
Class B (with applicable CDSC)**	N/A	N/A	N/A	N/A
Class C (with applicable CDSC)*	July 30, 2007	N/A	N/A	0.09%
Class E Shares**	N/A	N/A	N/A	N/A
Lipper Tax-Exempt Money Market
Funds Average	—	0.01%	0.40%	1.18% ***

^	During the year ended December 31, 2010, the Fund received a one-time payment in respect of a class action settlement. As a result, the Fund’s total returns for the year ended December 31, 2010 were higher than they would have been had the Fund not received such payment.
*	Class A, C and I Shares were operational only during a portion of the period since inception. The “Since Inception” return performance is for the period of time the Classes had operations. The 1 year and 5 years average annual return and 7-day yield information for Class A, Class C and Class I Shares is not provided because there were no Class A, Class C or Class I shareholders as of December 31, 2012.
**	Average annual return and 7-day yield information is not provided because there were no Class B or Class E shareholders as of December 31, 2012.
***	Since May 31, 2004.

19

HSBC Tax-Free Money Market Fund
Summary Section

Investment Adviser

HSBC Global Asset Management (USA) Inc. is the Fund’s investment adviser (“Adviser”).

Purchasing and Selling Your Shares

Generally, you may purchase or redeem Fund shares on any business day by mail (HSBC Funds, PO Box 182845, Columbus, Ohio 43218-2845), wire transfer, or telephone at 1-800-782-8183. Class B Shares and Class C Shares are not offered for sale, but are offered as an exchange option for Class B shareholders and Class C shareholders of certain other HSBC Funds. Purchases and redemptions of Class E Shares may only be made via wire transfer. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

	Minimum	Minimum
	Initial	Subsequent
Class A and Class D Shares	Investment	Investment
Regular (non-retirement)	$1,000	$100
Retirement (IRA)	$250	$100
Automatic Investment Plan	$250	$25
Class B and Class C Shares	$0	$0
Class E Shares	$10,000,000	$0
Class I Shares	$25,000,000	$5,000,000
Class Y Shares	$5,000,000	$0

Tax Information

The Fund intends to distribute income that is exempt from regular federal income tax. A portion of the Fund’s distributions may be subject to federal income tax or to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund, the Adviser or the distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.

20

HSBC U.S. Government Money Market Fund
Summary Section

Class A, Class B, Class C, Class D, Class E, Class I and Class Y Shares

Investment Objective

The investment objective of the HSBC U.S. Government Money Market Fund (the “Fund”) is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from
your investment)	Class A	Class B	Class C	Class D	Class E	Class I	Class Y
Maximum Sales Charge
(load) Imposed on Purchases
(as a % of offering price)	None	None	None	None	None	None	None
Maximum Deferred Sales
Charge (load) (as a % of
amount redeemed)	None	4.00%	1.00%	None	None	None	None

Annual Fund Operating
Expenses (expenses that you
pay each year as a percentage
of the value of your investment)	Class A	Class B	Class C*	Class D	Class E*	Class I	Class Y
Management Fee	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution (12b-1) Fee	0.00%	0.75%	0.75%	0.00%	0.00%	0.00%	0.00%
Other Expenses:
Shareholder Servicing Fee	0.40%	0.25%	0.25%	0.25%	0.05%	0.00%	0.00%
Other Operating Expenses	0.19%	0.19%	0.19%	0.19%	0.09%	0.09%	0.19%
Total Other Expenses	0.59%	0.44%	0.44%	0.44%	0.14%	0.09%	0.19%
Total Annual Fund
Operating Expenses	0.69%	1.29%	1.29%	0.54%	0.24%	0.19%	0.29%

*	During the Fund’s prior fiscal year, Class C and Class E Shares were not operational. Therefore, these amounts have been estimated.

21

HSBC U.S. Government Money Market Fund
Summary Section

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$70	$221	$384	$859
Class B Shares	$531	$609	$708	$1,239
Class C Shares	$231	$409	$708	$1,556
Class D Shares	$55	$173	$302	$677
Class E Shares	$25	$77	$135	$306
Class I Shares	$19	$61	$107	$243
Class Y Shares	$30	$93	$163	$368

For the share classes listed below, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class B Shares	$131	$409	$708	$1,239
Class C Shares	$131	$409	$708	$1,556

Principal Investment Strategies

The Fund is a money market fund and seeks to maintain a stable price of $1.00 per share. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities with maturities of (or deemed maturities of ) 397 days or less and repurchase agreements with respect to such obligations. The Fund will maintain a dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted average portfolio life of 120 days or less.

The Fund invests exclusively in issues of the U.S. Treasury, such as bills, notes and bonds, and issues of U.S. government agencies and instrumentalities established under the authority of an Act of Congress. This includes securities of various U.S. government agencies, which while chartered or sponsored by Acts of Congress, are neither issued nor guaranteed by the U.S. Treasury.

The Fund may invest in, among other things, obligations that are supported by the “full faith and credit’’ of the United States (e.g., obligations guaranteed by the Export-Import Bank of the United States); supported by the right of the issuer to borrow from the U.S. Treasury (e.g., obligations of the Federal National Mortgage Association); or supported only by the credit of the agency or instrumentality (e.g., obligations of the Federal Farm Credit Bank).

In purchasing and selling securities for the Fund, portfolio managers consider the credit analysis performed by HSBC Global Asset Management (USA) Inc., the Fund’s investment adviser (the “Adviser”). Portfolio managers select investments from an approved credit list compiled by the Adviser’s global credit analysts, who have conducted an independent qualitative and quantitative review of each issuer on the list. Safety is prioritized, with additional emphasis placed on liquidity and yield.

22

HSBC U.S. Government Money Market Fund
Summary Section

Principal Investment Risks

You could lose money by investing in the Fund. The Fund has the following principal investment risks:

  Debt Instruments Risk: The risks of investing in debt instruments include:

    Interest Rate Risk: Fluctuations in interest rates may affect the yield and value of investments in income producing or debt instruments. Generally, if interest rates rise, the value of such investments may fall.

    Credit Risk: The Fund could lose money if an issuer of a debt instrument fails to make timely payments of interest or principal or enters bankruptcy.

  U.S. Government Securities Risk: There are different types of U.S. government securities with different levels of credit risk. U.S. government securities issued or guaranteed by the U.S. Treasury and/or supported by the full faith and credit of the United States have the lowest credit risk. A U.S. government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and are riskier than those that are.

  Repurchase Agreements: If the seller in a repurchase agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities. There is also a risk that the seller of the agreement may become insolvent and subject to liquidation.

  Stable NAV Risk: The Fund may not be able to maintain a net asset value (“NAV”) per share of $1.00 (a “Stable NAV”) at all times. The failure of other money market funds to maintain a Stable NAV (or the perceived threat of such a failure) could adversely affect the Fund’s NAV. Shareholders of the Fund should not rely on or expect the Adviser or an affiliate to help the Fund maintain a Stable NAV.

An investment in the Fund is not a deposit of HSBC Bank USA, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

23

HSBC U.S. Government Money Market Fund
Summary Section

Performance Bar Chart and Table

The bar chart and table below provide an indication of the risks of an investment in the Fund by showing changes in the Fund’s year to year performance and by showing how the Fund’s average annual returns compare with those of an average for a peer group of similar funds. Past performance does not indicate how the Fund will perform in the future.

The bar chart below shows the Fund’s annual returns for Class A Shares and how performance has varied from year to year. The returns for the Fund’s other share classes will differ from the returns of the Class A Shares shown in the bar chart because the expenses of the classes differ.

Annual Total Returns as of 12/31 for Class A Shares
Bar chart assumes reinvestment of dividends and distributions

Best Quarter:	Q4 2006	1.17%
Worst Quarter:	Q1 2011	0.00%

24

HSBC U.S. Government Money Market Fund
Summary Section

The table below lists the average annual total returns for each class of shares for various time periods and compares the Fund’s performance over time to that of the Lipper U.S. Government Money Market Funds Average (“Lipper U.S. Government Average”). The total return of the Lipper U.S. Government Average does not include the effect of sales charges. As of December 31, 2012, the 7-day yields of the Fund’s Class A, Class B, Class D, Class I and Class Y Shares were 0.01%, 0.01%, 0.01%, 0.03% and 0.01%, respectively. For current yield information on the Fund, call 1-800-782-8183.

Past performance is not an indication of how the Fund will perform in the future.

Average Annual Total Returns^ (for the periods ended December 31, 2012)

	Inception				Since
	Date	1 Year	5 Years	10 Years	Inception
Class A Shares	May 3, 1990	0.01%	0.34%	1.41%	3.04%
Class B Shares
(with applicable CDSC)	Sept. 11, 1998	-3.99%	0.23%	1.29%	1.87%
Class C Shares*
(with applicable CDSC)	Nov. 20, 2006	N/A	N/A	N/A	1.39%
Class D Shares	Apr. 1, 1999	0.01%	0.38%	1.50%	2.09%
Class E Shares**	N/A	N/A	N/A	N/A	N/A
Class I Shares*	Dec. 24, 2003	0.02%	0.50%	N/A	1.55%
Class Y Shares	July 1, 1996	0.01%	0.45%	1.66%	2.74%
Lipper U.S. Government
Money Market Funds Average	—	0.01%	0.37%	1.40%	3.03% ***

^

During the year ended December 31, 2007, the Fund received a one-time reimbursement from the Adviser related to past marketing arrangements. During the year ended December 31, 2010, the Fund received a one-time payment in respect of a class action settlement. As a result, the Fund’s total returns for the years ended December 31, 2007 and 2010 were higher than they would have been had the Fund not received these payments.

*

Class C and Class I Shares were operational only during a portion of the period since inception. The “Since Inception” return performance is for the period of time the Classes had operations. The 1 year, 5 years and 10 years average annual return and 7-day yield information is not provided for Class C Shares because there were no Class C shareholders as of December 31, 2012.

**	Average annual return and 7-day yield information is not provided because there were no Class E shareholders as of December 31, 2012.
***	Since May 31, 1990.

25

HSBC U.S. Government Money Market Fund
Summary Section

Investment Adviser

HSBC Global Asset Management (USA) Inc. is the Fund’s investment adviser (“Adviser”).

Purchasing and Selling Your Shares

Generally, you may purchase or redeem Fund shares on any business day by mail (HSBC Funds, PO Box 182845, Columbus, Ohio 43218-2845), wire transfer, or telephone at 1-800-782-8183. Class B Shares and Class C Shares are not offered for sale, but are offered as an exchange option for Class B shareholders and Class C shareholders of certain other HSBC Funds. Purchases and redemptions of Class E Shares may only be made via wire transfer. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

	Minimum	Minimum
	Initial	Subsequent
Class A and Class D Shares	Investment	Investment
Regular (non-retirement)	$1,000	$100
Retirement (IRA)	$250	$100
Automatic Investment Plan	$250	$25
Class B and Class C Shares	$0	$0
Class E Shares	$10,000,000	$0
Class I Shares	$25,000,000	$5,000,000
Class Y Shares	$5,000,000	$0

Tax Information

Capital gains, if any, will be distributed on an annual basis. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund, the Adviser or the distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.

26

HSBC U.S. Treasury Money Market Fund
Summary Section

Class A, Class B, Class C, Class D, Class E, Class I and Class Y Shares

Investment Objective

The investment objective of the HSBC U.S. Treasury Money Market Fund (the “Fund”) is to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from
your investment)	Class A	Class B	Class C	Class D	Class E	Class I	Class Y
Maximum Sales Charge
(load) Imposed on Purchases
(as a % of offering price)	None	None	None	None	None	None	None
Maximum Deferred Sales
Charge (load) (as a % of
amount redeemed)	None	4.00%	1.00%	None	None	None	None

Annual Fund Operating
Expenses (expenses that you
pay each year as a percentage
of the value of your investment)	Class A	Class B	Class C*	Class D	Class E*	Class I	Class Y
Management Fee	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution (12b-1) Fee	0.00%	0.75%	0.75%	0.00%	0.00%	0.00%	0.00%
Other Expenses:
Shareholder Servicing Fee	0.40%	0.25%	0.25%	0.25%	0.05%	0.00%	0.00%
Other Operating Expenses	0.19%	0.19%	0.19%	0.19%	0.09%	0.09%	0.19%
Total Other Expenses	0.59%	0.44%	0.44%	0.44%	0.14%	0.09%	0.19%
Total Annual Fund
Operating Expenses	0.69%	1.29%	1.29%	0.54%	0.24%	0.19%	0.29%

*	During the Fund’s prior fiscal year, Class C and Class E Shares were not operational. Therefore, these amounts have been estimated.

27

HSBC U.S. Treasury Money Market Fund
Summary Section

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$70	$221	$384	$859
Class B Shares	$531	$609	$708	$1,239
Class C Shares	$231	$409	$708	$1,556
Class D Shares	$55	$173	$302	$677
Class E Shares	$25	$77	$135	$306
Class I Shares	$19	$61	$107	$243
Class Y Shares	$30	$93	$163	$368

For the share classes listed below, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class B Shares	$131	$409	$708	$1,239
Class C Shares	$131	$409	$708	$1,556

Principal Investment Strategies

The Fund is a money market fund and seeks to maintain a stable price of $1.00 per share. The Fund invests exclusively in direct obligations of the U.S. Treasury with maturities of (or deemed maturities of ) 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted average portfolio life of 120 days or less. The U.S. Treasury issues various types of marketable securities consisting of bills, notes, bonds and other debt securities.

The Fund will not invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. government, will not enter into loans of its portfolio securities and will not invest in repurchase agreements.

Under adverse market conditions, the Fund may temporarily invest in repurchase agreements collateralized by U.S. Treasury obligations. These securities may entail more risk than the types of securities in which the Fund typically invests. Additionally, as an alternative to investing in negatively yielding securities, the Fund may also elect to hold uninvested cash with the Fund’s custodian so long as the cash is fully insured by the Federal Deposit Insurance Corporation.

In purchasing and selling securities for the Fund, portfolio managers consider the credit analysis performed by HSBC Global Asset Management (USA) Inc., the Fund’s investment adviser (the “Adviser”). Portfolio managers select investments from an approved credit list compiled by the Adviser’s global credit analysts, who have conducted an independent qualitative and quantitative review of each issuer on the list. Safety is prioritized, with additional emphasis placed on liquidity and yield.

28

HSBC U.S. Treasury Money Market Fund
Summary Section

Principal Investment Risk

You could lose money by investing in the Fund. The Fund has the following principal investment risks:

  Debt Instruments Risk: The risks of investing in debt instruments include:

    Interest Rate Risk: Fluctuations in interest rates may affect the yield and value of investments in income producing or debt instruments. Generally, if interest rates rise, the value of such investments may fall.

  Stable NAV Risk: The Fund may not be able to maintain a net asset value (“NAV”) per share of $1.00 (a “Stable NAV”) at all times. The failure of other money market funds to maintain a Stable NAV (or the perceived threat of such a failure) could adversely affect the Fund’s NAV. Shareholders of the Fund should not rely on or expect the Adviser or an affiliate to help the Fund maintain a Stable NAV.

An investment in the Fund is not a deposit of HSBC Bank USA, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance Bar Chart and Table

The bar chart and table below provide an indication of the risks of an investment in the Fund by showing changes in the Fund’s year to year performance and by showing how the Fund’s average annual returns compare with those of an average for a peer group of similar funds. Past performance does not indicate how the Fund will perform in the future.

The bar chart below shows the Fund’s annual returns for Class A Shares and how performance has varied from year to year. The returns for the Fund’s other share classes will differ from the returns of the Class A Shares shown in the bar chart because the expenses of the classes differ.

Annual Total Returns as of 12/31 for Class A Shares
Bar chart assumes reinvestment of dividends and distributions

Best Quarter:	Q1 2007	1.08%
Worst Quarter:	Q4 2012	0.00%

29

HSBC U.S. Treasury Money Market Fund
Summary Section

Performance Bar Chart and Table — (continued)

The table below lists the average annual total returns for each class of shares for various time periods and compares the Fund’s performance over time to that of the Lipper U.S. Treasury Money Market Funds Average (“Lipper U.S. Treasury Average”). The total return of the Lipper U.S. Treasury Average does not include the effect of sales charges. As of December 31, 2012, the 7-day yields of the Fund’s Class A, Class B, Class D, Class I and Class Y Shares were 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively. For current yield information on the Fund, call 1-800-782-8183.

Past performance is not an indication of how the Fund will perform in the future.

Average Annual Total Returns^ (for the periods ended December 31, 2012)

	Inception				Since
	Date	1 Year	5 Years	10 Years	Inception
Class A Shares	May 24, 2001	0.00%	0.19%	1.18%	1.21%
Class B Shares
(with applicable CDSC)	Aug. 12, 2004	-4.00%	0.11%	N/A	1.06%
Class C Shares
(with applicable CDSC)*	Dec. 24, 2003	N/A	N/A	N/A	0.04%
Class D Shares	May 14, 2001	0.00%	0.22%	1.27%	1.31%
Class E Shares**	N/A	N/A	N/A	N/A	N/A
Class I Shares***	Dec. 30, 2003	0.00%	0.29%	N/A	1.64%
Class Y Shares	May 11, 2001	0.00%	0.26%	1.42%	1.47%
Lipper U.S. Treasury Money
Market Funds Average	—	0.01%	0.23%	1.27%	1.31%	****

^

During the year ended December 31, 2007, the Fund received a one-time reimbursement from the Adviser related to past marketing arrangements. During the year ended December 31, 2010, the Fund received a one-time payment in respect of a class action settlement. As a result, the Fund’s total returns for the years ended December 31, 2007 and 2010 were higher than they would have been had the Fund not received these payments.

*

Class C Shares were operational only during a portion of the period since inception. The “Since Inception” return performance is for the period of time the Class had operations. The 1 year, 5 years and 10 years average annual return and 7 day yield information is not provided because there were no Class C shareholders as of December 31, 2012.

**	Average annual return and 7-day yield information is not provided because there were no Class E shareholders as of December 31, 2012.
***	Class I Shares were operational only during a portion of the period since inception. The “Since Inception” return performance is for the period of time the Class had operations.
****	Since May 31, 2001.

30

HSBC U.S. Treasury Money Market Fund
Summary Section

Investment Adviser

HSBC Global Asset Management (USA) Inc. is the Fund’s investment adviser (“Adviser”).

Purchasing and Selling Your Shares

Generally, you may purchase or redeem Fund shares on any business day by mail (HSBC Funds, PO Box 182845, Columbus, Ohio 43218-2845), wire transfer, or telephone at 1-800-782-8183. Class B Shares and Class C Shares are not offered for sale, but are offered as an exchange option for Class B shareholders and Class C shareholders of certain other HSBC Funds. Purchases and redemptions of Class E Shares may only be made via wire transfer. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

	Minimum	Minimum
	Initial	Subsequent
Class A and Class D Shares	Investment	Investment
Regular (non-retirement)	$1,000	$100
Retirement (IRA)	$250	$100
Automatic Investment Plan	$250	$25
Class B and Class C Shares	$0	$0
Class E Shares	$10,000,000	$0
Class I Shares	$25,000,000	$5,000,000
Class Y Shares	$5,000,000	$0

Tax Information

Capital gains, if any, will be distributed on an annual basis. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund, the Adviser or the distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.

31

Additional Information About the Funds’
Investment Strategies and Risks

More About Risks and Investment Strategies

Each Fund is a series of the HSBC Funds (the “Trust”). The investment objective and strategies of each Fund (except the primary investment policy and certain other policies of the HSBC New York Tax-Free Money Market Fund and HSBC Tax-Free Money Market Fund) are non-fundamental and may be changed without shareholder approval. Shareholders will be given advance notice of material changes to a Fund’s investment objective or other non-fundamental investment policies. If there is a change in the investment objective or strategies of a Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their current financial position and needs. There can be no assurance that the investment objective of a Fund will be achieved.

Principal Investment Risks

Investments in the Funds are subject to investment risks, including the possible loss of the principal amount invested. This section provides more detailed information about the Funds’ principal investments and risks. This prospectus does not disclose all the types of securities or investment strategies that the Funds may use. The Funds’ Statement of Additional Information (“SAI”) provides more detailed information about the securities, investment policies and risks described in this prospectus.

The Funds each expect to maintain a net asset value of $1.00 per share, but there is no assurance that the Funds will be able to do so on a continuous basis. The Funds’ performance per share will change daily based on many factors, including the quality of the instruments in each Fund’s investment portfolio, national and international economic conditions and general market conditions.

An investment in the Funds is neither insured nor guaranteed by the U.S. government. Shares of a Fund are not deposits or obligations of, or guaranteed or endorsed by, HSBC Bank USA, N.A. or any other bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

As a money market fund, each Fund must meet the requirements of Rule 2a-7 of the Investment Company Act of 1940, as amended (the “1940 Act”). This Rule imposes strict requirements on the investment quality, liquidity, maturity, and diversification of each Fund’s investments. Under Rule 2a-7, each Fund’s investments must have a remaining maturity of (or a deemed remaining maturity of ) no more than 397 days and each Fund must maintain a dollar-weighted average maturity that does not exceed 60 days and a dollar-weighted average portfolio life of 120 days or less.

Certain HSBC fund-of-funds and other investment products are permitted to invest in the Funds. As a result, the Funds may have large inflows or outflows of cash from time to time. This could have adverse effects on a Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a Fund’s transaction costs.

There can be no assurance that the investment objectives of each Fund will be achieved. In addition, each Fund’s investment policies, as well as the relatively short maturity of obligations purchased by the Funds, may result in frequent changes in each Fund’s portfolio, which may give rise to taxable gains and reduce investment returns.

Each of the Funds is subject to one or more of the following principal investment risks:

  Debt Instruments Risk: The risks of investing in debt instruments include:
  Interest Rate Risk: Fluctuations in interest rates may affect the yield and value of investments in income-producing or debt instruments. Generally, if interest rates rise, the value of such investments may fall. During periods of falling interest rates, borrowers may pay off their debt sooner than expected, forcing the reinvestment of principal proceeds at lower interest rates, resulting in less interest income. Conversely, during periods of rising interest rates, borrowers may pay off their debt later than expected, thereby preventing reinvestment of principal proceeds at higher interest rates, increasing a Fund’s sensitivity to changes in interest rates and resulting in less income to the Fund than potentially available.

32

Additional Information About the Funds’
Investment Strategies and Risks

Principal Investment Risks — (continued)

  Credit Risk: A Fund could lose money if an issuer of a debt instrument fails to make timely payments of interest or principal or enters bankruptcy. Furthermore, the value of a debt instrument may decline if the market believes that the issuer may not make such payments on time. Changes in economic conditions could cause issuers of these instruments to be unable or unwilling to meet their financial obligations.
  Variable Rate Demand Note Risk: Variable rate demand notes have interest rates that are periodically adjusted either at set intervals or that float at a margin above a generally recognized rate. Such instruments are subject to the same risks as debt instruments, particularly interest rate risk and credit risk. Due to a lack of secondary market activity for certain variable and floating rate instruments, these securities may be more difficult to sell if an issuer defaults on its financial obligation or when the Fund is not entitled to exercise its demand rights.

  New York Economic Risk: The HSBC New York Tax-Free Money Market Fund invests primarily in New York municipal securities and is, by definition, less diversified geographically than a fund investing across many states. Therefore, the HSBC New York Tax-Free Money Market Fund has greater exposure to adverse economic and political changes within the State of New York as well as to risks associated with any natural disaster and/or acts of terrorism that might impact the state. Historically, New York and other issuers of New York municipal obligations have experienced periods of severe recession and financial difficulty. Because a significant share of New York’s economy depends on business and financial services, any change in market conditions that adversely affects these industries could affect the ability of New York and its localities to meet their financial obligations. If such difficulties arise in the future, you could lose money on your investment.

  Banking Risk: To the extent that a Fund invests in securities issued by U.S. banks, U.S. branches of foreign banks and foreign branches of U.S. banks, the Fund’s performance will be susceptible to the risks associated with the financial services sector. The financial services sector is highly dependent on the supply of short-term financing. The value of securities of issuers in the banking and financial services sector can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

  Municipal Risk: A Fund that invests in municipal securities will be sensitive to events that affect municipal markets, including legislative or political changes, such as legislation or proposals at either the state or federal level to eliminate or limit the tax-exempt status of municipal security interest or the tax-exempt status of a municipal security fund’s dividends, as well as the financial condition of the issuers of municipal securities. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal market, including litigation, the strength of the local or national economy, the issuer’s ability to raise revenues through tax or other means, whether and to what extent the bankruptcy of an issuer affects the rights of municipal securities holders, and budgetary constraints of local, state and federal governments upon which the issuer may be relying for funding. Legislatures also may fail to appropriate funds needed to pay municipal security obligations. These events can cause the value of municipal securities to fall and might adversely affect the tax-exempt status of a Fund’s investments or the dividends that a Fund pays. In addition, third-party credit quality or liquidity enhancements are frequently a characteristic of the structure of municipal securities purchased by money market funds. Problems encountered by such third-parties (such as issues negatively impacting a municipal security insurer or bank issuing a liquidity enhancement facility) may negatively impact a municipal security even though the related municipal issuer is not experiencing problems.

  U.S. Government Securities Risk: There are different types of U.S. government securities with different levels of credit risk. Some U.S. government securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. government securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities have the lowest credit risk. Still other types of U.S. government securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the

33

Additional Information About the Funds’
Investment Strategies and Risks

Principal Investment Risks — (continued)

issuing agency, instrumentality or government-sponsored corporation; (3) supported by pools of assets (e.g., mortgage-backed securities); or (4) supported by the United States in some other way. Certain U.S. government securities are riskier than others. The relative level of risk depends on the nature of the particular security and government support. A U.S. government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and are riskier than those that are.

Regarding certain federal agency securities or government sponsored entity securities (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks, and other government sponsored agencies), you should be aware that although the issuer may be chartered or sponsored by an Act of Congress, the issuer is not funded by congressional appropriations, and its securities are neither guaranteed nor insured by the U.S. Treasury. This risk does not apply to the HSBC U.S. Treasury Money Market Fund, which invests only in obligations of the U.S. Treasury and does not invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. government.

  Participation Interest Risk: The purchase of participation interests may involve the risk that a Fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid thereon.

  Repurchase Agreements: The use of repurchase agreements, in which a party buys a security from another party (“seller”) and the seller agrees to repurchase the security at an agreed-upon date and price (which reflects a market rate of interest), involves certain risks. If the seller in a repurchase agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of the securities. The Funds may also suffer time delays and incur expenses in connection with the disposition of the securities. These risks are increased to the extent that a repurchase agreement is secured by collateral other than cash and U.S. government securities. In addition, the value of collateral other than cash and U.S. government securities may be more volatile, or the collateral may be less liquid or subject to greater risk of loss, thereby increasing the risk that a Fund will be unable to recover fully in the event of a counterparty’s default. There is also a risk that the seller of the agreement may become insolvent and subject to liquidation.

  Foreign Investment Risk: Dollar denominated securities of foreign issuers involve special risks such as economic or financial instability, lack of timely or reliable or financial information and unfavorable political or legal developments. Investments in these securities are generally considered riskier than investments in U.S. securities. They may lose value due to unstable international political and economic conditions, fluctuations in currency exchange rates, lack of adequate company information and other factors.

  Market Risk: The value of a Fund’s investments may decline due to changing economic, political or market conditions. Issuer, political, economic, regulatory or market developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. In the short term, a Fund’s investments can fluctuate dramatically in response to these developments. Different parts of the market and different types of securities can react differently to these developments. Moreover, the conditions in one country or geographic region could adversely affect a Fund’s investments in a different country or geographic region due to increasingly interconnected global economies and financial markets.

  Stable NAV Risk: The Funds may not be able to maintain a Stable NAV. If any money market fund fails to maintain a Stable NAV (or if there is a perceived threat of such a failure), other money market funds, including the Funds, could be subject to increased redemption activity, which could adversely affect the Funds’ NAV. Shareholders of the Funds should not rely on or expect the Adviser or an affiliate to purchase distressed assets from the Funds, make capital infusions into the Funds, enter into capital support agreements with the Funds or take other actions to help the Funds maintain a Stable NAV.

34

Additional Information About the Funds’
Investment Strategies and Risks

Additional Risks

Generally, the Funds will be subject to one or more of the following additional risks:

  Stand-by Commitment Risk: Stand-by commitments are subject to certain risks, which include the ability of the issuer to pay when the commitment is exercised, the fact that the commitment is not marketable, and the fact that the maturity of the underlying obligation generally differs from that of the commitment.

  Tax Risk: While the interest on bonds issued to finance essential state and local government operations is generally exempt from federal income tax, dividends attributable to interest on certain municipal bonds may be treated as a tax preference item for purposes of the alternative minimum tax. Such dividends may result in (or may increase) shareholder liability for the alternative minimum tax.

  Regulatory Risk: The Securities and Exchange Commission (“SEC”) and other government agencies continue to review the regulation of money market funds, and may adopt additional rules or take other actions that impact money market fund in the future. These changes may affect a Fund’s operations, investment strategies, performance and yield.

  Large Scale Redemption Risk: Certain HSBC fund-of-funds and other investment products are permitted to invest in the Funds. As a result, the Funds may experience redemptions resulting in large outflows of cash from time to time. This could have adverse effects on a Fund’s performance if the Fund were required to sell securities at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a Fund’s transaction costs.

Who May Want To Invest?

Consider investing in a Fund if you are:

  Seeking preservation of capital

  Investing for short-term needs

  Have a low risk tolerance

  Willing to accept lower potential returns in exchange for a high degree of safety

  Seeking tax-free income (HSBC New York Tax-Free Money Market Fund and HSBC Tax-Free Money Market Fund only)

A Fund will not be appropriate for anyone:

  Seeking high total returns

  Pursuing a long-term goal or investing for retirement

  Investing through a tax advantaged retirement plan (HSBC New York Tax-Free Money Market Fund and HSBC Tax-Free Money Market fund only)

  Who does not live in New York (HSBC New York Tax-Free Money Market Fund only)

More Information About Fund Investments

This prospectus describes the Funds’ primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities and engage in other investment practices. These securities and investment practices, as well as those described in this prospectus, are described in detail in the SAI. Of course, a Fund cannot guarantee that it will achieve its investment goal.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI and on the Funds’ website at www.investorfunds.us.hsbc.com. To request a copy of the SAI, please refer to the back cover of this prospectus.

35

Fund Management

The Investment Adviser

HSBC Global Asset Management (USA) Inc., 452 Fifth Avenue, New York, New York, 10018, is the investment adviser for the Funds, pursuant to an investment advisory contract (the “Investment Advisory Agreement”) with the Trust. The Adviser is a wholly-owned subsidiary of HSBC Bank USA, N.A., which is a wholly-owned subsidiary of HSBC USA, Inc., a registered bank holding company, (collectively “HSBC’’). HSBC currently provides investment advisory services for individuals, trusts, estates and institutions. As of December 31, 2012, the Adviser managed approximately $15.0 billion in assets in the HSBC Family of Funds.

Through its portfolio management team, the Adviser makes the day-to-day investment decisions and continuously reviews, supervises and administers the Funds’ investment programs pursuant to the Investment Advisory Agreement. The Adviser also provides certain operational support services to the Funds pursuant to an Operational Support Services Agreement, but these fees are not charged to Class E Shares or Class I Shares.

The Trust and the Adviser have received an exemptive order from the SEC that allows the Adviser to implement new investment sub-advisory contracts and to make material changes to existing sub-advisory contracts with the approval of the Board of Trustees, but without shareholder approval. None of the Funds currently use a subadviser. However, the conditions under the exemptive order could be applied to the use of one or more unaffiliated subadvisers at a future time.

For advisory and operational support services, during the last fiscal year the Funds paid fees (net of fee waivers) as follows:

Percentage of
average net assets
for Fiscal Year Ended 10/31/12
New York Tax-Free Money Market Fund	0.03%
Prime Money Market Fund	0.12%
Tax-Free Money Market Fund	0.00%
U.S. Government Money Market Fund	0.08%
U.S. Treasury Money Market Fund	0.01%

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement is available in the Funds’ April 30, 2012 semi-annual report and will be available in the April 30, 2013 semi-annual report.

The Distributor, Administrator and Sub-Administrator

The Adviser also serves as the Trust’s administrator (the “Administrator’’), and in that role oversees and coordinates the activities of other service providers, and monitors certain aspects of the Trust’s operations. The Administrator has retained Citi Fund Services Ohio, Inc., whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, as sub-administrator (the “Sub-Administrator’’). Administrative services of the Administrator and Sub-Administrator include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, regulatory and dividend disbursing services.

Foreside Distribution Services, L.P. (the “Distributor”), a member of the Financial Industry Regulatory Authority (“FINRA”), is the Trust’s principal underwriter and acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares.

The SAI has more detailed information about the Adviser, Distributor, Administrator and Sub-Administrator, and other service providers.You can obtain a copy of the SAI on the Funds’ website at www.investorfunds.us.hsbc.com.

36

Shareholder Information

Pricing of Fund Shares

How NAV is Calculated

The NAV for each class of shares is calculated by dividing the total value of a Fund’s investments and other assets attributable to a class, less any liabilities attributable to that class, by the total number of outstanding shares of that class:

NAV =	Total Assets – Liabilities
Number of Shares
Outstanding

The NAV of each of the Funds is determined every hour starting at 10:00 a.m. Eastern Time on each day on which U.S. bond markets are open for trading (a “Money Market Business Day’’). The final NAV is determined at 5:00 p.m. Eastern Time for the HSBC Prime Money Market Fund, at 4:00 p.m. Eastern Time for the HSBC U.S. Government Money Market Fund, at 2:00 p.m. Eastern Time for the HSBC U.S. Treasury Money Market Fund, and at 12:00 noon Eastern Time for the HSBC Tax-Free Money Market Fund and the HSBC New York Tax-Free Money Market Fund. The Funds reserve the right to amend the times at which they determine NAV, or to determine NAV more or less frequently. The Funds reserve the right to close early based on recommendations by the Securities Industry and Financial Markets Association. If such closing time is prior to the time at which a Fund currently determines its NAV, the earlier closing time will be treated as the last time by which orders on that Money Market Fund Business Day must be received and NAV is calculated.

The Funds value their securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

An order for shares of any Fund accepted on a Money Market Business Day prior to the last determination of the NAV for that Fund will receive the dividend declared for the Fund on that Money Market Business Day. An order for shares of a Fund accepted on a Money Market Business Day after the last NAV determination for that Fund will be effected at the first NAV determined on the next Money Market Business Day, and will start earning dividends on that Money Market Business Day.

If you sell Class B Shares or Class C Shares, a contingent deferred sales charge may apply, which would reduce the amount of money paid to you by a Fund. For more information about sales charges, see the section on “Distribution Arrangements/Sales Charges.”

37

Shareholder Information

Purchasing and Adding to Your Shares

Purchasing Shares

You may purchase shares of the Funds through the Fund’s Transfer Agent or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders and may have an earlier cutoff time for purchase and sale requests. Consult your investment representative or institution for specific information.

Orders received by a dealer or selling agent that has been authorized to accept orders for Fund shares on the Trust’s behalf, that are received in good order by such authorized agent prior to the next time at which a Fund determines its NAV, will be deemed accepted by the Trust as of such time and will be executed at the NAV next calculated. Each authorized dealer’s or selling agent’s agreement with the Trust or the Distributor allows those orders to be executed at the NAV next calculated, although the order may not be transmitted to the Trust or the Fund’s Transfer Agent until after the time at which a Fund next determines its NAV.

The Funds offer the seven classes of shares described below, except the HSBC New York Tax-Free Money Market Fund does not offer Class I Shares.

CLASS A SHARES and CLASS Y SHARES are offered to the public, and to customers of shareholder servicing agents and certain securities brokers that have a dealer or shareholder servicing agreement with the Distributor or the Trust, on a continuous basis. Class Y Shares are offered with no sales charge on purchases.

CLASS B SHARES and CLASS C SHARES are not offered for sale, but are offered as an exchange option for Class B shareholders and Class C shareholders of the Trust’s other investment portfolios. See “Exchanging Your Shares.’’

CLASS D SHARES are similar to Class A Shares, except that Class D Shares are offered to clients of the Adviser’s affiliates, certain retirement plans, certain institutional clients and some third party providers. Class D Shares are subject to lower operating expenses.

CLASS E SHARES are offered primarily for investment through portal providers, intermediaries (anyone facilitating the purchase of a Fund by its clients), and institutional direct clients, if they meet the investment minimums on the following page. Purchases and redemptions of Class E Shares may only be made via wire transfer.

CLASS I SHARES are offered primarily for direct investment by institutional investors, such as corporations, foundations, municipalities and other governmental entities, banks, and trust companies, as well as to other investors who meet the investment minimums on the following page.

38

Shareholder Information

Purchasing and Adding to Your Shares
continued

All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks, money orders, traveler’s checks and credit card convenience checks are not accepted. Bank starter checks will not be accepted for initial purchases. Purchases of Class E Shares may only be made via wire transfer.

A Fund may waive its minimum purchase requirement, and a Fund may reject a purchase order if the Fund considers it in the best interest of the Fund and its shareholders. A Fund has the option of not accepting purchase orders from non-U.S. investors.

Investment minimums for any class may be waived, at the discretion of the Adviser, for investments in a Fund by clients of the Adviser and its affiliates, or in other situations where the Adviser determines that it is in the best interests of a Fund and its shareholders to do so.

	Minimum	Minimum
Class A and	Initial	Subsequent
Class D Shares	Investment*	Investment*
Regular	$1,000	$100
(non-retirement)
Retirement (IRA)	$250	$100
Automatic
Investment Plan	$250	$25
Class B and
Class C Shares**	$0	$0
Class E Shares	$10,000,000	$0
Class I Shares***	$25,000,000	$5,000,000
Class Y Shares	$5,000,000	$0

*	Omnibus accounts are eligible to meet the minimums at the omnibus account level.
**	There is no minimum requirement to exchange in to Class B or Class C Shares.
***	Class I Shares are available for investment by investment companies advised by the Adviser without regard to these minimums.

Avoid 28% Tax Withholding

The Funds are required to withhold 28% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Funds with their certified taxpayer identification number in compliance with Internal Revenue Service (“IRS”) rules, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability. To avoid tax withholding, make sure you provide your correct tax identification number (social security number for most investors) on your Account Application.

39

Shareholder Information

Instructions for Opening or Adding to an Account

By Regular Mail or By Overnight Service

Initial Investment:

If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

1.	Carefully read, complete, and sign the Account Application. Establishing your account privileges now saves you the inconvenience of having to add them later. A copy of the application can be obtained on the Funds’ website at www.investorfunds.us.hsbc.com.

2.	Make your check payable to “HSBC Funds’’ and include the name of the appropriate Fund(s) on the check.

3.	Mail to: HSBC Funds, P.O. Box 182845, Columbus, Ohio 43218-2845.

Subsequent Investment:

1.	Use the investment slip attached to your account statement.

Or, if unavailable,

2.	Include the following information in writing: Fund name Share class Amount invested Account name Account number

Electronic vs. Wire Transfer

Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH) and may take up to eight days to clear. There is generally no fee for ACH transactions.

3.	Mail to: HSBC Funds, P.O. Box 182845, Columbus, Ohio 43218-2845.

40

Shareholder Information

Purchasing and Adding to Your Shares
continued

Electronic Purchases

Your bank must participate in the ACH and must be a U.S. bank. Your bank or broker may charge for this service.

Select the electronic purchase option on your Account Application or call 1-800-782-8183. Your account can generally be set up for electronic purchases within 15 days.

Call 1-800-782-8183 to arrange a transfer from your bank account.

By Wire Transfer

For information on how to request a wire transfer, call 1-800-782-8183.

Automatic Investment Plan

You can make automatic investments in the Funds from your bank account, through payroll deduction or from your federal employment, Social Security or other regular government checks. Automatic investments can be as little as $25, once you’ve invested the $250 minimum required to open the account.

To invest regularly from your bank account: Complete the Automatic Investment Plan portion on your Account Application.

Make sure you note:

  Your bank name, address and account number

  The amount you wish to invest automatically (minimum $25)

  How often you want to invest (every month, 4 times a year, twice a year or once a year)

  Attach a voided personal check.

To invest regularly from your paycheck or government check:

Call 1-800-782-8183 for an enrollment form.

Customer Identification Information

Directed Dividend Option

By selecting the appropriate box on the Account Application, you can elect to receive your distributions (capital gains and dividends) in cash (check) or have distributions reinvested in the applicable Fund or reinvested in another HSBC Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest dividends or the reinvestment will be suspended and your dividends paid to you. The Funds may modify or terminate this reinvestment option without notice. You can change or terminate your participation in the reinvestment option at any time by calling 1-800-782-8183.

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on U.S. Government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

  Name;

  Date of birth (for individuals);

  Residential or business street address (although post office boxes are still permitted for mailing); and

  Social security number, taxpayer identification number, or other identifying number.

41

Shareholder Information

Purchasing and Adding to Your Shares
continued

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Market Timing

In accordance with policies and procedures adopted by the Board of Trustees, the Trust discourages market timing and other excessive trading practices. Frequent short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm fund performance and result in dilution in the value of fund shares held by longer-term shareholders.

It is the practice of the Funds to monitor purchases, sales and exchanges of Fund shares, and to take appropriate action if it is determined that there is transactional activity in the Funds’ shares that is deemed appropriate. The Funds and the Adviser reserve the right to reject or restrict purchase or exchange requests from any investor and also reserve the right to close any account in which a pattern of excessive trading has been identified.

The Trust cannot guarantee that it will detect every market timer due to the limitations inherent in their technological systems. Under Rule 22c-2 of the 1940 Act, the Funds have entered into agreements with financial intermediaries obligating them to provide, upon each Fund’s request, information regarding their customers and their customer’s transactions in shares of the Funds. However, there can be no guarantee that all market timing will be detected in a timely manner, since the Funds will rely on the financial intermediaries to provide the trading information, and the Funds cannot be assured that the trading information, when received, will be in format that can be quickly analyzed or evaluated by the Funds. The Funds reserve the right to modify their policies and procedures at any time without prior notice as the Funds deem necessary in their sole discretion to be in the best interests of Fund shareholders, or to comply with state or federal legal requirements.

42

Shareholder Information

Selling Your Shares

Generally, you may sell your Fund shares at any time. Your sales price will be the next NAV calculated after your sell order is received in good order by a Fund, its transfer agent, or your investment representative. Normally, unless you request a wire transfer, you will receive your proceeds within a week after your request is received. For more information on wire transfer requests, please see below.

Withdrawing Money from Your Fund Investment

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

Contingent Deferred Sales Charge

When you sell Class B or Class C Shares, you will be charged a fee for any shares that have not been held for a sufficient length of time. These fees will be deducted from the money paid to you. See the sections on “Distribution Arrangements/Sales Charges’’ and “Exchanging Your Shares’’ for details.

Instructions for Selling Shares

If selling your Fund shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions, follow the instructions below.

By Telephone

(unless you have declined telephone sales privileges)

1.	Call 1-800-782-8183 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See “Selling Your Shares—Verifying Telephone Redemptions’’)

By Mail or Overnight Service

(See “Selling Your Shares—Redemptions in Writing Required’’)

1.	Call 1-800-782-8183 to request redemption forms or write a letter of instruction indicating:
  your Fund and account number

  amount you wish to redeem

  address where your check should be sent

  account owner signature
2.	Mail to: HSBC Funds, P.O. Box 182845, Columbus, Ohio 43218-2845.

Wire Transfer

You must select this option on your Account Application. Call 1-800-782-8183 to request a wire transfer. If you call by the cut-off time for redemptions (at 5:00 p.m. Eastern Time for the HSBC Prime Money Market Fund, at 4:00 p.m. Eastern Time for the HSBC U.S. Government Money Market Fund, at 2:00 p.m. Eastern Time for the HSBC U.S. Treasury Money Market Fund and at 12:00 noon Eastern Time for the HSBC Tax-Free Money Market Fund and HSBC New York Tax-Free Money Market Fund), your payment will normally be wired to your bank on the same business day. Otherwise, it normally will be wired on the following business day. A Fund may, in its sole discretion and subject to the needs of the Fund’s Portfolio Management team, seek to satisfy wire transfer requests on any intraday basis.

The Fund may charge a wire transfer fee.

NOTE: Your financial institution may also charge a separate fee.

Electronic Redemptions

Call 1-800-782-8183 to request an electronic redemption.

Your bank must participate in the ACH and must be a U.S. bank. Redemption proceeds will normally be credited within 7 days. Your bank may charge for this service.

43

Shareholder Information

Selling Your Shares
continued

Systematic Withdrawal Plan

You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. To activate this feature:

  Make sure you’ve checked the appropriate box on the Account Application, or call 1-800-782-8183.

  Include a voided personal check.

  Your account must have a value of $10,000 or more to start withdrawals.

If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or the Fund may close your account and mail the proceeds to you.

Check Redemption Service

You may write checks in amounts of $250 or more on your account in the Funds. To obtain checks, complete the signature card section of the Account Application or contact the Funds to obtain a signature card. Dividends and distributions will continue to be paid up to the day the check is presented for payment. The check writing feature may be modified or terminated upon 30-days’ written notice. You may not close your Fund account by writing a check.

Redemptions In Writing Required

You must request redemptions in writing in the following situations:

1.       Certain types of redemptions from Individual Retirement Accounts (“IRAs’’).

2.       Redemption requests which include any of the following, require a Medallion Signature Guarantee:

  Your account address has changed within the last 14 calendar days;

  The check is not being mailed to the address on your account;

  The check is not being made payable to the owner of the account;

  The redemption proceeds are being transferred to another Fund account with a different registration;

  The redemption proceeds are being wired to bank instructions currently not on your account; or

  Other unusual situations as determined by the Funds’ transfer agent.

You must obtain a Medallion Signature Guarantee from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations that must be considered when requesting their guarantee. The transfer agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

The transfer agent reserves the right to waive signature guarantee requirements, require a signature guarantee under other circumstances or reject or delay a redemption if the signature guarantee is not in good form. Faxed signature guarantees are generally not accepted. A notary public cannot provide a signature guarantee. The transfer agent reserves the right to reject a signature guarantee if it is not provided by a STAMP 2000 Medallion guarantor.

Signature Validation Program—Non-Financial Transactions

The Signature Validation Program (SVP) is intended to provide validation of authorized signatures for those transactions considered non-financial (i.e. do not involve the sale, redemption or transfer of securities). The purpose of the SVP stamp on a document is to authenticate your signature and to confirm that you have the authority to provide the instructions in the document. This stamp may be obtained from eligible members of a Medallion Signature Guarantee Program (see above) or other eligible guarantor institutions in accordance with SVP. Eligible guarantor institutions generally include banks, broker/dealers, credit unions, members of national

44

Shareholder Information

Selling Your Shares
continued

securities exchanges, registered securities associations, clearing agencies and savings associations. You should verify with the institution that they are an eligible guarantor institution prior to signing. A notary public can not provide an SVP stamp. The transfer agent accepts an SVP stamp or a Medallion Signature Guarantee stamp if you request any of the following non-financial transactions:

  A change of name;

  Add or change banking instructions;

  Add or change beneficiaries;

  Add or change authorized account traders;

  Add a Power of Attorney;

  Add or change a Trustee; or

  A UTMA/UGMA custodian change.

Verifying Telephone Redemptions

The Funds make every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your Account Application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the transfer agent may be liable for losses due to unauthorized transactions.

Redemptions Within 10 Days of Shares Purchased by Check

When you have made an investment by check and subsequently request a redemption you will not receive the redemption proceeds until the Funds’ transfer agent is satisfied that the check has cleared (which may require up to 10 business days).

Delay or Suspension in Payment of Redemption Proceeds

Payment for Fund shares may be delayed or suspended under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

Redemption Proceeds

Redemption proceeds are generally paid in cash, but the Funds reserve the right to pay, above certain limits, all or part of any redemption proceeds in kind, that is, in securities with a market value equal to the redemption price. If the Funds make a payment in securities, the securities will be valued in the same manner as NAV is calculated. The Funds may provide these securities in lieu of cash without prior notice. You would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains you may realize from the sale, or from the sale of securities you receive. Additional information is available in the Funds’ SAI.

Suspension of Redemptions

Upon receipt of a proper redemption request submitted in a timely manner and otherwise in accordance with the redemption procedures set forth in this prospectus, each Fund will redeem the requested shares and make a payment to you in satisfaction thereof no later than the business day following the redemption request. A Fund may postpone and/or suspend redemption and payment beyond one business day only as follows:

  For any period during which there is a non-routine closure of the Fedwire or applicable Federal Reserve Banks;

  For any period (1) during which the New York Stock Exchange is closed other than customary week-end and holiday closings or (2) during which trading on the New York Stock Exchange is restricted;

45

Shareholder Information

Selling Your Shares
continued

  For any period during which an emergency exists as a result of which (1) disposal of securities owned by a Fund is not reasonably practicable or (2) it is not reasonably practicable for a Fund to fairly determine the net asset value of its shares;

  For any period during which the SEC has, by rule or regulation, deemed that (1) trading shall be restricted or (2) an emergency exists;

  For any period that the SEC may by order permit for your protection; or

  For any period during which a Fund, as part of a necessary liquidation of the Fund, has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws.

Closing of Small Accounts

If your account falls below $50 due to redemptions, a Fund may ask you to increase your balance. If it is still below $50 after 30 days, a Fund may close your account and send you the proceeds at the current NAV.

Undeliverable or Uncashed Checks

Any check tendered in payment of a redemption transaction that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder’s account at the then-current NAV. No interest will accrue on amounts represented by uncashed redemption checks.

Any check tendered in payment of dividends or other distributions that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder’s account at the then-current NAV, and if a Fund cannot locate the shareholder, the dividend option may be changed from cash to reinvest. Distributions are reinvested on the ex-date at the NAV determined at the close of business on that date.

Unclaimed Accounts

Per state requirements, property may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

46

Shareholder Information

Distribution Arrangements/Sales Charges

This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Funds.

	Class A Shares	Class B Shares	Class C Shares	Class D Shares	Class E Shares	Class I Shares	Class Y Shares
Sales Charge	No front-end	No front-end	No front-end	No front-end	No front-end	No front-end	No front-end
(Load)	sales charge.	sales charge. A	sales charge. A	sales charge.	sales charge.	sales charge.	sales charge.
		contingent	CDSC may be
		deferred sales	imposed
		charge	on shares
		(“CDSC”) may	redeemed
		be imposed on	within one year
		shares redeemed	after purchase
		within four years	of the fund
		after purchase of the fund	exchanged.
exchanged.
Shares automatically
convert to
Class A Shares
after 6 years.
Distribution	Subject to	Subject to	Subject to	Subject to	Subject to	No distribution	No distribution
(12b-1) and	annual	combined	combined	annual	annual	or servicing	or servicing
Servicing	shareholder	annual	annual	shareholder	shareholder	fees.	fees.
Fees	servicing fees	distribution and	distribution and	servicing fees	servicing fees
	of up to 0.60%	shareholder	shareholder	of up to 0.25%	of up to 0.10%
	of a Fund’s	servicing fees	servicing fees	of a Fund’s	of a Fund’s
	average daily	of up to 1.00%	of up to 1.00%	average daily	average daily
	net assets	of a Fund’s	of a Fund’s	net assets	net assets
	attributable to	average	average daily	attributable to	attributable to
	Class A Shares.	daily net assets	net assets	Class D Shares.	Class E Shares.
		attributable to	attributable to
		Class B Shares.	Class C Shares.
Fund	Lower annual	Higher annual	Higher annual	Lower annual	Lower annual	Lower annual	Lower annual
Expenses	expenses than	expenses than	expenses than	expenses than	expenses than	expenses than	expenses than
	Class B or C	Class A, D, E, I	Class A, D, E, I,	Class A, B or	Class A, B, C,	Class A, B, C,	Class A, B, C,
	Shares.	or Y Shares.	or Y Shares.	C Shares.	D, or Y Shares.	D, E, or Y Shares.	or D Shares.

Distribution (12b-1) and Shareholder Servicing Fees

The Funds have adopted Distribution (“12b-1’’) Plans for Class A, Class B, Class C and Class D Shares. 12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Funds’ shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will decrease the return on your investment and may cost you more than paying other types of sales charges. The Funds have also adopted a Shareholder Services Plan for Class A, Class B, Class C, Class D and Class E Shares. The Shareholder Services Plan provides that certain financial institutions and securities brokers (“Shareholder Servicing Agents”) provide certain services to the shareholders of the Funds, including performing certain shareholder account, administrative and service functions.

  The 12b-1 and shareholder servicing fees vary by share class as follows:

    Class A Shares may pay a 12b-1 fee of up to 0.25% of the average daily net assets of the Class A Shares of a Fund. Class A Shares have a non-compensatory 12b-1 Plan. No payments have been made under this plan and there is no current intention to charge this fee.

47

Shareholder Information

Distribution Arrangements/Sales Charges
continued

  Class B and Class C Shares pay a 12b-1 fee of up to 0.75% of the average daily net assets of the respective classes of a Fund. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A, Class D, Class E, Class I and Class Y Shares.

  Class D Shares may pay a 12b-1 fee of up to 0.25% of the average daily net assets of Class D Shares of a Fund. Class D Shares have a non-compensatory 12b-1 Plan. No payments have been made under this plan and there is no current intention to do so.

  Class E Shares, Class I Shares and Class Y Shares do not pay a 12b-1 fee.
  The higher 12b-1 fees on Class B and Class C Shares, together with the CDSC, help sell Class B and Class C Shares without an “up-front’’ sales charge. In particular, these fees help to defray the costs of advancing brokerage commissions to investment representatives.

  In addition to the 12b-1 fees, Class A Shares are subject to a shareholder servicing fee of up to 0.60%. Class B, Class C and Class D Shares are subject to a shareholder servicing fee of up to 0.25% and Class E Shares are subject to a shareholder servicing fee of up to 0.10%. To date, Shareholder Servicing Fees have not exceeded 0.40% for Class A Shares and it is expected (and estimated) that the Shareholder Servicing Fee for Class E Shares will not exceed 0.05%.

  The aggregate of the 12b-1 fees and shareholder servicing fees will not exceed 0.60% for the Class A Shares, 1.00% for the Class B and Class C Shares, and 0.25% for Class D Shares.

Long-term Class B and Class C shareholders may pay indirectly more than the equivalent of the maximum permitted front-end sales charge due to the recurring nature of 12b-1 distribution and shareholder service fees.

Class B Shares

Investors purchasing shares of the Funds will ordinarily purchase either Class A, Class D, Class E, Class I, or Class Y Shares. Investors will only receive Class B Shares of the Funds by exchanging the Class B Shares of other HSBC Funds. If you exchange shares of other HSBC Funds for shares of the Funds and wish to sell your shares, Class B Shares may be subject to a CDSC when redeemed. See “Exchanging Your Shares.’’ Specifically, Class B Shares will be subject to a declining CDSC if Class B Shares of any of the HSBC Funds are exchanged for Class B Shares of any of the Money Market Funds and redeemed within 4 years. In such cases, the CDSC will be:

CDSC as a % of Dollar
Years Since Purchase	Amount Subject to Charge
0-1	4.00%
1-2	3.00%
2-3	2.00%
3-4	1.00%
more than 4	None

The CDSC will be assessed on the lesser of the NAV at the time of redemption or the NAV at the time of purchase. There is no CDSC on reinvested dividends or distributions.

If you sell some but not all of your Class B Shares, shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

In addition, Class B Shares are subject to an aggregate annual distribution and shareholder servicing fees of up to 1.00% of the Funds’ assets. Shareholders of Class B Shares pay higher annual expenses than shareholders of Class A, Class D, Class E, Class I, and Class Y Shares.

48

Shareholder Information

Distribution Arrangements/Sales Charges
continued

Conversion Feature—Class B Shares

  Class B Shares of the Funds will convert automatically to Class A Shares of the same Fund (or Class D Shares, depending on your eligibility), after six years from the beginning of the calendar month in which the Class B Shares were originally purchased.

  After conversion, your shares will be subject to the lower combined distribution and shareholder servicing fees charged on Class A Shares (or Class D Shares) which will increase your investment return compared to the Class B Shares.

  You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

  If you purchased Class B Shares of one Fund which you exchanged for Class B Shares of another Fund, your holding period will be calculated from the time of your original purchase of Class B Shares. The dollar value of Class A Shares (or Class D Shares) you receive will equal the dollar value of the Class B
  Shares converted.

Class C Shares

Investors will only receive Class C Shares of the Funds by exchanging the Class C Shares of other HSBC Funds. If you purchase or exchange Class C Shares of other HSBC Funds for Class C Shares of the Funds and wish to sell your shares, your redemption may be subject to a 1.00% CDSC if the shares are redeemed less than one year after the original purchase of the Class C Shares. The CDSC will be assessed on the lesser of the NAV at the time of redemption or the NAV at the time of purchase.

If you sell some but not all of your Class C Shares, shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first.

Unlike Class B Shares, Class C Shares of the Funds have no conversion feature.

Waiver of CDSC—Class B Shares and Class C Shares

The following qualify for waivers of CDSC:

  Distributions following the death or disability of a shareholder.

  Redemptions representing the minimum distribution from an IRA or a Custodial Account to a shareholder who has reached age 70 1/2.

  Redemptions representing the minimum distribution from 401(k) retirement plans where such redemptions are necessary to make distributions to plan participants.

Distribution and Shareholder Servicing Arrangements—Revenue Sharing

The Adviser and its affiliates may, out of their own resources, assist in the marketing of a Fund’s shares. Without limiting the foregoing, the Adviser may, out of its own resources, and without cost to any Fund, make payments to selected financial intermediaries for shareholder, recordkeeping, processing, accounting and/or other administrative services in connection with the sale or servicing of shares and shareholders of the Funds. Historically, these payments have generally been structured as a percentage of net assets attributable to the financial intermediary, but may also be structured as a percentage of gross sales, a fixed dollar amount, or a combination of the three. These payments are in addition to 12b-1 fees, servicing fees and sales charges borne by shareholders as well as any payments made by the Distributor. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

49

Shareholder Information

Exchanging Your Shares

If exchanging your shares through your financial adviser or broker, ask him or her for exchange procedures. Your adviser and/or broker may have transaction minimums and/or transaction times that will affect your exchange. For all other redemption transactions, follow the instructions below.

You can exchange your shares of a Fund for shares of the same class of another HSBC Fund, usually without paying additional sales charges (see “Notes on Exchanges’’). No transaction fees are charged for exchanges.

You must meet the minimum investment requirements for the HSBC Fund into which you are exchanging. Exchanges from one HSBC Fund to another are taxable.

Instructions for Exchanging Shares

Exchanges may be made by sending a written request to HSBC Funds, P.O. Box 182845, Columbus, Ohio 43218-2845 or by calling 1-800-782-8183. Please provide the following information:

  Your name and telephone number

  The exact name on your account and account number

  Taxpayer identification number (usually your social security number)

  Dollar value or number of shares to be exchanged

  The name of the Fund from which the exchange is to be made

  The name of the Fund into which the exchange is being made

See “Selling Your Shares’’ for important information about telephone transactions.

To prevent disruption in the management of the Funds, due to market timing strategies, exchange activity may be limited.

Notes on Exchanges

When exchanging from an HSBC Fund that has no sales charge or a lower sales charge to an HSBC Fund with a higher sales charge, you will pay the difference.

The registration and tax identification numbers of the two accounts must be identical.

The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

Because the Funds intend to maintain a stable $1.00 per share NAV, shareholders will typically not recognize gain or loss when they sell or exchange their shares because the amount realized will be the same as their tax basis in the shares.

Be sure to read carefully the prospectus of any HSBC Fund into which you wish to exchange shares.

Class A Shares of any Fund in the HSBC Funds may be exchanged for Class D Shares of the Funds only if you are otherwise eligible to receive them. In all other cases, you will receive Class A Shares of the Funds in exchange for your Class A Shares of any of the HSBC Funds.

50

Shareholder Information

Delivery of Shareholder Documents

In an effort to reduce the cost associated with the printing and mailing of prospectuses, annual reports and semi-annual reports as well as reduce the likelihood of our shareholders receiving duplicative mailings, the Funds intend to mail only one prospectus and shareholder report to shareholders having the same last name and residing at a common address. If you wish to receive separate copies of the prospectuses and shareholder reports, please contact your financial adviser or registered representative at the institution where you have your account.

If you are a client of HSBC Securities (USA) Inc., please send your request to the address below:

HSBC Securities (USA) Inc.
P.O. Box 4217
Buffalo, NY 14240-8929

If you have any questions about the delivery of shareholder documents, please call 1-888-525-5757.

If your account is held directly with a Fund, please mail your request to the address below:

HSBC Funds
P.O. Box 182845
Columbus, Ohio 43218-2845

If you have any questions regarding the delivery of shareholder documents, please call 1-800-782-8183 for Retail Investors and 1-877-244-2424 for Institutional Investors.

The Funds will begin sending you individual copies of prospectuses and shareholder reports thirty days after receiving your request.

51

Shareholder Information

Dividends, Distributions and Taxes

Dividends and Distributions

All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends are higher for Class A Shares than for Class B and Class C Shares, because Class A Shares have lower operating expenses. Class D Shares receive a higher dividend than Class A Shares because Class D Shares have lower operating expenses. Class E Shares, Class I Shares and Class Y Shares receive the highest dividends because they have the lowest operating expenses. Net capital gains, if any, are distributed at least annually.

Distributions are made on a per share basis regardless of how long you’ve owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution, which will generally be taxable.

Taxes

The following information related to tax matters is meant as a general summary for U.S. taxpayers. Please see the Funds’ SAI for more information. Because everyone’s tax situation is unique, you should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

  A Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders will be taxed on distributions they receive.

  Any income a Fund receives and any capital gain that a Fund derives is paid out, less expenses, to its shareholders.

  A Fund will generally pay dividends from net investment income on a monthly basis and any capital gains will generally be distributed at least on an annual basis. Unless a shareholder elects to receive dividends and distributions in cash, dividends and distributions will be automatically invested in additional shares of the Fund. Dividends and distributions are treated in the same manner for federal and state income tax purposes whether you receive them in cash or in additional shares.

  Dividends from the Funds are generally not eligible for the reduced rate of tax that may apply to certain qualifying dividends on corporate stock.

  For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

  Dividends attributable to interest income are generally taxable as ordinary income. However, distributions of tax-exempt interest income earned by the HSBC New York Tax-Free Money Market Fund are expected to be exempt from the regular federal income and New York state tax. Distributions of tax-exempt interest income earned by the HSBC Tax-Free Money Market Fund are expected to be exempt from regular federal income taxes.

  A portion of such tax-exempt interest distributions may be treated as a tax-preference item (or be included in a corporation’s adjusted current earnings) for purposes of the federal and/or state alternative minimum tax. The federal alternative minimum tax is a different method of determining income tax to ensure that taxpayers, who under the ordinary method of computing federal income tax would be entitled to large deductions, pay at least a minimum amount of tax. If a taxpayer’s alternative minimum tax exceeds the taxpayer’s ordinary tax liability, the excess amount of alternative minimum tax must be paid in addition to the taxpayer’s ordinary tax liability. Certain items, called tax-preference items, which are tax-exempt for purposes of computing ordinary federal income tax liability are taxable for alternative minimum tax purposes.

52

Shareholder Information

Dividends, Distributions and Taxes
continued
  If a Fund reports a dividend as a capital gain distribution (e.g., when the Fund has a gain from the sale of an asset the Fund held for more than one year), you will pay tax on that distribution at the long-term capital gains tax rate, no matter how long you have held your Fund shares.

  Distributions of short-term capital gain (e.g., when the Fund has a gain from the sale of an asset it held for one year or less) are taxable at ordinary income tax rates.

  Dividends are taxable in the year in which they are paid or deemed paid, even if they appear on your account statement the following year. If a Fund declares a dividend in October, November, or December of a year and distributes the dividend in January of the next year, you may be taxed as if you received it in the year declared rather than the year received.

  There may be tax consequences to you if you dispose of your shares in a Fund, for example, through redemption, exchange or sale. The amount of any gain or loss and the rate of tax will depend mainly upon how much you paid for the shares, how much you sell them for, and how long you held them.

  Information regarding the federal tax status of distributions made by the Funds will be mailed by February 15th of each year. The notice will tell you which dividends and redemptions must be treated as taxable ordinary income and which (if any) are short-term or long-term capital gain. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

  As with all mutual funds, the Funds may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding, which is applicable to all U.S. citizens, is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

  Foreign shareholders are generally subject to special withholding requirements. A Fund has the option of not accepting purchase orders from non-U.S. investors.

  If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends or capital gains until they are distributed from the account. Tax-exempt income received by a tax-deferred retirement account will generally be taxable when distributed from the tax-deferred retirement account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

  Tax-exempt income is included when determining whether Social Security and railroad retirement benefits are taxable.

  There is a penalty on certain pre-retirement distributions from retirement accounts.

  Effective January 1, 2014, the Funds will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

53

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years, or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information audited by KPMG LLP, whose report, along with each of the Fund’s financial statements, is incorporated herein by reference and included in the Fund’s annual report, which is available upon request. As of the fiscal year ended October 31, 2012, Class E Shares of each Fund included in this prospectus had not yet commenced operations. Therefore, there is no financial information available to report at this time.

HSBC New York Tax-Free Money Market Fund
Selected data for a share outstanding throughout the periods indicated.

		Investment Activities						Dividends									Ratios/Supplementary Data
				Net														Ratio		Ratio of		Ratio of		Ratios of
				Realized and														of Net		Expenses		Net		Expenses
				Unrealized														Expenses		to Average		Investment		to Average
	Net Asset	Net		Gains						Net Realized								to		Net Assets		Income		Net Assets
	Value,	Investment		(Losses)		Total from		Net		Gains from				Net Asset			Net Assets at	Average		(Excluding		to Average		(Excluding
	Beginning	Income		from		Investment		Investment		Investment		Total		Value, End	Total		End of Period	Net		Fees Paid		Net		Fee
	of Period	(Loss)		Investments		Activities		Income		Transactions		Dividends		of Period	Return(a)		(000’s)	Assets		Indirectly)		Assets		Reductions)
CLASS A SHARES
Year Ended October 31, 2008	$1.00	0.02		—		0.02		(0.02)		—		(0.02)		$1.00	1.94%		$45,791	0.63%		0.63%		2.09%		0.63%
Year Ended October 31, 2009	1.00	—	(b)	—		—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.18	%(c)	40,698	0.49	%(c)	0.49	%(c)	0.21	%(c)	0.67	%(c)
Year Ended October 31, 2010	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)	1.00	0.02	%(d)	14,564	0.23%		0.23%		0.02	%(d)	0.64%
Year Ended October 31, 2011	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)	1.00	0.01%		196	0.22%		0.22%		0.01%		0.66%
Year Ended October 31, 2012	1.00	—		—		—		—		—		—		1.00	—%		146	0.17%		0.17%		—%		0.69%
CLASS B SHARES
Year Ended October 31, 2008	$1.00	0.01		—		0.01		(0.01)		—		(0.01)		$1.00	1.33%		$35	1.23%		1.23%		1.30%		1.23%
Year Ended October 31, 2009	1.00	—	(b)	—		—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.08	%(c)	21	0.65	%(c)	0.65	%(c)	0.08	%(c)	1.27	%(c)
Year Ended October 31, 2010(e)	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)	1.00	0.01	%(d)	—	0.22%		0.22%		0.02	%(d)	1.24%
Year Ended October 31, 2011(f)	1.00	—		—		—		—		—		—		1.00	—%		—	—%		—%		—%		—%
Year Ended October 31, 2012(f)	1.00	—		—		—		—		—		—		1.00	—%		—	—%		—%		—%		—%
CLASS C SHARES
Year Ended October 31, 2008(g)	$1.00	—		—		—		—		—		—		$1.00	—%		$— (h)	—%		—%		—%		—%
Year Ended October 31, 2009(f)	1.00	—		—		—		—		—		—		1.00	—%		—	—%		—%		—%		—%
Year Ended October 31, 2010(f)	1.00	—		—		—		—		—		—		1.00	—%		—	—%		—%		—%		—%
Year Ended October 31, 2011(f)	1.00	—		—		—		—		—		—		1.00	—%		—	—%		—%		—%		—%
Year Ended October 31, 2012(f)	1.00	—		—		—		—		—		—		1.00	—%		—	—%		—%		—%		—%
CLASS D SHARES
Year Ended October 31, 2008	$1.00	0.02		—		0.02		(0.02)		—		(0.02)		$1.00	2.09%		$586,791	0.48%		0.48%		1.99%		0.48%
Year Ended October 31, 2009	1.00	—	(b)	—		—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.25	%(c)	423,061	0.43	%(c)	0.43	%(c)	0.26	%(c)	0.52	%(c)
Year Ended October 31, 2010	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)	1.00	0.02	%(d)	380,888	0.23%		0.23%		0.02	%(d)	0.49%
Year Ended October 31, 2011	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)	1.00	0.01%		420,048	0.19%		0.19%		0.01%		0.51%
Year Ended October 31, 2012	1.00	—		—		—		—		—		—		1.00	—%		187,326	0.16%		0.16%		—%		0.54%
CLASS Y SHARES
Year Ended October 31, 2008	$1.00	0.02		—		0.02		(0.02)		—		(0.02)		$1.00	2.35%		$319,797	0.23%		0.23%		2.27%		0.23%
Year Ended October 31, 2009	1.00	—	(b)	—		—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.40	%(c)	210,706	0.26	%(c)	0.26	%(c)	0.39	%(c)	0.27	%(c)
Year Ended October 31, 2010	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)	1.00	0.02	%(d)	105,303	0.22%		0.22%		0.02	%(d)	0.24%
Year Ended October 31, 2011	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)	1.00	0.01%		107,804	0.19%		0.19%		0.01%		0.26%
Year Ended October 31, 2012	1.00	—		—		—		—		—		—		1.00	—%		95,737	0.17%		0.17%		—%		0.29%

(a)	Not annualized for periods less than one year. Total return calculations do not include any redemption charges.
(b)	Represents less than $0.005 or $(0.005).
(c)	Included in the ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been decreased by 0.04% and the total return and net investment income ratio would have increased by 0.04%.
(d)	During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was less than 0.005%.
(e)	Class B Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 190 days during the period. The net asset value, end of period, presented is as of the last day during the class had operations.
(f)	During the period the class had no operations. The net asset values reflected represent the last day the class had shareholders.
(g)	During the year ended, Class C Shares had no operations. Net assets at the end of the period represent seed money. The net asset values reflected represent the last day the class had shareholders.
(h)	Less than $500.

54

Financial Highlights

HSBC Prime Money Market Fund
     Selected data for a share outstanding throughout the periods indicated.

		Investment Activities						Dividends							Ratios/Supplementary Data
				Net														Ratio of		Ratio of		Ratios of
				Realized and														Expenses		Net		Expenses
				Unrealized								Net						to Average		Investment		to Average
	Net Asset	Net		Gains								Asset			Net Assets	Ratio of Net		Net Assets		Income		Net Assets
	Value,	Investment		(Losses)		Total from		Net				Value,			at End	Expenses to		(Excluding		to Average		(Excluding
	Beginning	Income		from		Investment		Investment		Total		End of	Total		of Period	Average Net		Fees Paid		Net		Fee
	of Period	(Loss)		Investments		Activities		Income		Dividends		Period	Return(a)		(000’s)	Assets		Indirectly)		Assets		Reductions)
CLASS A SHARES
Year Ended October 31, 2008	$1.00	0.03		—	(b)	0.03		(0.03)		(0.03)		$1.00	2.71	%(c)	$308,499	0.67%		0.67%		2.73%		0.67%
Year Ended October 31, 2009	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.32	%(d)	343,265	0.55	%(d)	0.55	%(d)	0.31	%(d)	0.69	%(d)
Year Ended October 31, 2010	1.00	—	(b)(e)	—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.01	%(f)	32,943	0.29%		0.29%		0.01	%(f)	0.67%
Year Ended October 31, 2011	1.00	—	(b)(e)	—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.01%		27,763	0.26%		0.26%		0.01%		0.68%
Year Ended October 31, 2012	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.01%		33,546	0.30%		0.30%		0.01%		0.69%
CLASS B SHARES
Year Ended October 31, 2008	$1.00	0.02		—	(b)	0.02		(0.02)		(0.02)		$1.00	2.10	%(c)	$199	1.27%		1.27%		2.08%		1.27%
Year Ended October 31, 2009	1.00	—	(b)	—	(b)	—	(b)	—		—		1.00	0.17	%(d)	312	0.68	%(d)	0.68	%(d)	0.13	%(d)	1.30	%(d)
Year Ended October 31, 2010	1.00	—	(b)(e)	—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.01	%(f)	226	0.29%		0.29%		0.01	%(f)	1.27%
Year Ended October 31, 2011	1.00	—	(b)(e)	—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.01%		132	0.26%		0.26%		0.01%		1.28%
Year Ended October 31, 2012	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.01%		41	0.29%		0.29%		0.01%		1.29%
CLASS C SHARES
Year Ended October 31, 2008	$1.00	0.02		—	(b)	0.02		(0.02)		(0.02)		$1.00	2.10	%(c)	$316,779	1.27%		1.27%		2.04%		1.27%
Year Ended October 31, 2009	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.17	%(d)	259,364	0.74	%(d)	0.74	%(d)	0.19	%(d)	1.29	%(d)
Year Ended October 31, 2010	1.00	—	(b)(e)	—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.01	%(f)	44	0.29%		0.29%		0.01	%(f)	1.27%
Year Ended October 31, 2011	1.00	—	(b)(e)	—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.01%		6	0.25%		0.25%		0.01%		1.28%
Year Ended October 31, 2012	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.06%		6	0.25%		0.25%		0.06%		1.29%
CLASS D SHARES
Year Ended October 31, 2008	$1.00	0.03		—	(b)	0.03		(0.03)		(0.03)		$1.00	2.86	%(c)	$2,720,592	0.52%		0.52%		2.89%		0.52%
Year Ended October 31, 2009	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.40	%(d)	1,994,448	0.49	%(d)	0.49	%(d)	0.42	%(d)	0.54	%(d)
Year Ended October 31, 2010	1.00	—	(b)(e)	—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.01	%(f)	1,695,222	0.29%		0.29%		0.01	%(f)	0.52%
Year Ended October 31, 2011	1.00	—	(b)(e)	—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.01%		1,591,614	0.26%		0.26%		0.01%		0.53%
Year Ended October 31, 2012	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.01%		1,303,827	0.30%		0.30%		0.01%		0.54%
CLASS I SHARES
Year Ended October 31, 2008	$1.00	0.03		—	(b)	0.03		(0.03)		(0.03)		$1.00	3.23	%(c)	$2,954,253	0.16%		0.16%		3.14%		0.17%
Year Ended October 31, 2009	1.00	0.01		—	(b)	0.01		(0.01)		(0.01)		1.00	0.69	%(d)	7,189,613	0.18	%(d)	0.18	%(d)	0.55	%(d)	0.19	%(d)
Year Ended October 31, 2010	1.00	—	(b)(e)	—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.14	%(f)	4,679,632	0.17%		0.17%		0.14	%(f)	0.17%
Year Ended October 31, 2011	1.00	—	(b)(e)	—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.10%		4,309,346	0.17%		0.17%		0.10%		0.18%
Year Ended October 31, 2012	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.14%		3,025,688	0.17%		0.17%		0.14%		0.19%
CLASS Y SHARES
Year Ended October 31, 2008	$1.00	0.03		—	(b)	0.03		(0.03)		(0.03)		$1.00	3.12	%(c)	$2,236,927	0.27%		0.27%		2.96%		0.27%
Year Ended October 31, 2009	1.00	0.01		—	(b)	0.01		(0.01)		(0.01)		1.00	0.58	%(d)	1,194,680	0.29	%(d)	0.29	%(d)	0.68	%(d)	0.29	%(d)
Year Ended October 31, 2010	1.00	—	(b)(e)	—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.05	%(f)	1,107,571	0.26%		0.26%		0.04	%(f)	0.27%
Year Ended October 31, 2011	1.00	—	(b)(e)	—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.01%		642,290	0.26%		0.26%		0.02%		0.28%
Year Ended October 31, 2012	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	1.00	0.03%		617,308	0.28%		0.28%		0.03%		0.29%

(a)	Total returns do not include redemption charges.
(b)	Represents less than $0.005 or $(0.005).
(c)	During the year ended October 31, 2008, an affiliate of the Fund’s investment adviser purchased certain defaulted securities at $16,746,382, in excess of their fair value on the purchase date. The corresponding impact of this excess amount to the total returns were 0.20%, 0.20%, 0.20%, 0.20%, 0.20% and 0.20% for Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.
(d)	Included in the ratios is the Treasury Guarantee Program fess incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been decreased by 0.03% and the total return and net investment income ratio would have increased by 0.03%.
(e)	Calculated based on average shares outstanding.
(f)	During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was less than 0.005%.

55

Financial Highlights

HSBC Tax-Free Money Market Fund
     Selected data for a share outstanding throughout the periods indicated.

		Investment Activities						Dividends									Ratios/Supplementary Data
																		Ratio of		Ratio of				Ratios of
																		Net		Expenses to		Ratio of		Expenses
				Net Realized														Expenses		Average Net		Net		to Average
				and										Net				to		Assets		Investment		Net Assets
	Net Asset	Net		Unrealized						Net Realized				Asset			Net	Average		(Excluding		Income (Loss)		(Excluding
	Value,	Investment		Gains		Total from		Net		Gains from				Value,			Assets	Net		Fees Paid		to Average		Fee
	Beginning	Income		(Losses) from		Investment		Investment		Investment		Total		End of	Total		at End of	Assets		Indirectly)		Net Assets		Reductions)
	of Period	(Loss)		Investments		Activities		Income		Transactions		Dividends		Period	Return(a)		Period (000’s)	(b)		(b)		(b)		(b)
CLASS A SHARES
Year Ended October 31, 2008(c)	$1.00	—		—		—		—		—		—		$1.00	—%		$—	—%		—%		—%		—%
Year Ended October 31, 2009(d)	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	1.00	0.01	%(f)	— (g)	0.31	%(f)	0.31	%(f)	0.36	%(f)	0.07	%(f)
Year Ended October 31, 2010	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)	1.00	—	%(h)	— (g)	0.15%		0.15%		0.12	%(h)	0.28%
Year Ended October 31, 2011(i)	1.00	—	(e)	—	(e)	—	(e)	—		—		—		1.00	—%		—	0.26%		0.26%		(0.02)%		0.46%
Year Ended October 31, 2012(c)	1.00	—		—		—		—		—		—		1.00	—%		—	—%		—%		—%		—%
CLASS D SHARES
Year Ended October 31, 2008	$1.00	0.02		—		0.02		(0.02)		—		(0.02)		$1.00	2.13%		$69,787	0.46%		0.46%		2.05%		0.66%
Year Ended October 31, 2009	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	1.00	0.31	%(f)	95,350	0.43	%(f)	0.43	%(f)	0.29	%(f)	0.63	%(f)
Year Ended October 31, 2010	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)	1.00	0.01	%(h)	73,988	0.26%		0.26%		0.01	%(h)	0.64%
Year Ended October 31, 2011	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	1.00	0.01%		79,963	0.21%		0.21%		0.01%		0.68%
Year Ended October 31, 2012	1.00	—		—		—		—		—		—		1.00	—%		86,660	0.19%		0.19%		—%		0.71%
CLASS I SHARES
Year Ended October 31, 2008(c)	$1.00	—		—		—		—		—		—		$1.00	—%		$—	—%		—%		—%		—%
Year Ended October 31, 2009(c)	1.00	—		—		—		—		—		—		1.00	—%		—	—%		—%		—%		—%
Year Ended October 31, 2010(j)	1.00	—	(e)	—		—	(e)	—	(e)	—		—	(e)	1.00	0.01	%(h)	—	0.16%		0.16%		0.09	%(h)	0.37%
Year Ended October 31, 2011(c)	1.00	—		—		—		—		—		—		1.00	—%		—	—%		—%		—%		—%
Year Ended October 31, 2012(c)	1.00	—		—		—		—		—		—		1.00	—%		—	—%		—%		—%		—%
CLASS Y SHARES
Year Ended October 31, 2008	$1.00	0.02		—		0.02		(0.02)		—		(0.02)		$1.00	2.38%		$143,730	0.20%		0.20%		2.31%		0.40%
Year Ended October 31, 2009	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)		1.00	0.55	%(f)	97,789	0.18	%(f)	0.18	%(f)	0.57	%(f)	0.38	%(f)
Year Ended October 31, 2010	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)	1.00	0.08	%(h)	31,180	0.18%		0.18%		0.09	%(h)	0.39%
Year Ended October 31, 2011	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	1.00	0.02%		40,656	0.20%		0.20%		0.01%		0.44%
Year Ended October 31, 2012	1.00	—		—		—		—		—		—		1.00	—%		18,832	0.19%		0.19%		—%		0.46%

(a)	Not annualized for periods less than one year. Total return calculations do not include any redemption charges.
(b)	Annualized for periods less than one year.
(c)	During the period the class had no operations. The net asset values reflected represent the last day the class had shareholders.
(d)	Class A Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 262 days during the period. The net asset value, end of period, presented as of the last day during the period the class had shareholders.
(e)	Represents less than $0.005 or $(0.005).
(f)	Included in the ratios is the Treasury Guarantee Program fess incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been decreased by 0.03% and the total return and net investment income ratio would have increased by 0.03%.
(g)	Less than $500.
(h)	During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was less than 0.005%.
(i)	Class A Shares were operational during a portion of the year only. Amounts reflect performance for the period of the time the class had operations, which was 141 days during the period. The net asset value, end of period, presented is as of the last day during the period the class had shareholders.
(j)	Class I Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 51 days during the period. The net asset value, end of period, presented is as of the last day during the period the class had shareholders.

56

Financial Highlights

HSBC U.S. Government Money Market Fund
     Selected data for a share outstanding throughout the periods indicated.

		Investment Activities						Dividends									Ratios/Supplementary Data
																						Ratio of
																				Ratio of		Net		Ratios of
				Net																Expenses		Investment		Expenses
				Realized and										Net				Ratio of		to Average		Income		to Average
	Net Asset	Net		Unrealized						Net Realized				Asset			Net Assets	Net Expenses		Net Assets		(Loss)		Net Assets
	Value,	Investment		Gains (Losses)		Total from		Net		Gains from				Value,			at End	to Average		(Excluding		to Average		(Excluding
	Beginning	Income		from		Investment		Investment		Investment		Total		End of	Total		of Period	Net Assets		Fees Paid		Net		Fee
	of Period	(Loss)		Investments		Activities		Income		Transactions		Dividends		Period	Return(a)		(000’s)	(b)		Indirectly)(b)		Assets(b)		Reductions)(b)
CLASS A SHARES
Year Ended October 31, 2008	$1.00	0.02		—		0.02		(0.02)		—		(0.02)		$1.00	2.20%		$703,712	0.67%		0.67%		2.29%		0.67%
Year Ended October 31, 2009	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.14	%(d)	574,577	0.52	%(d)	0.52	%(d)	0.14	%(d)	0.72	%(d)
Year Ended October 31, 2010	1.00	—		—		—		—	(c)	—	(c)	—	(c)	1.00	0.02	%(e)	25,926	0.23%		0.23%		0.01	%(e)	0.67%
Year Ended October 31, 2011	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.01%		3,995	0.16%		0.16%		0.01%		0.68%
Year Ended October 31, 2012	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.01%		238	0.14%		0.15%		0.01%		0.69%
CLASS B SHARES
Year Ended October 31, 2008	$1.00	0.02		—		0.02		(0.02)		—		(0.02)		$1.00	1.67%		$54	1.29%		1.29%		1.24%		1.29%
Year Ended October 31, 2009	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.08	%(d)	84	0.54	%(d)	0.54	%(d)	0.08	%(d)	1.30	%(d)
Year Ended October 31, 2010	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.02	%(e)	88	0.22%		0.22%		0.01	%(e)	1.27%
Year Ended October 31, 2011	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.01%		94	0.17%		0.17%		0.01%		1.28%
Year Ended October 31, 2012	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.01%		76	0.16%		0.16%		0.01%		1.29%
CLASS C SHARES
Year Ended October 31, 2008	$1.00	0.02		—		0.02		(0.02)		—		(0.02)		$1.00	1.59%		$101	1.27%		1.27%		1.28%		1.27%
Year Ended October 31, 2009(f)	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.08	%(d)	229	0.50	%(d)	0.50	%(d)	0.04	%(d)	1.32	%(d)
Year Ended October 31, 2010(g)	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.02	%(e)	— (h)	0.23%		0.23%		0.01	%(e)	1.27%
Year Ended October 31, 2011(i)	1.00	—		—		—		—		—		—		1.00	—%		—	—%		—%		—%		—%
Year Ended October 31, 2012(i)	1.00	—		—		—		—		—		—		1.00	—%		—	—%		—%		—%		—%
CLASS D SHARES
Year Ended October 31, 2008	$1.00	0.02		—		0.02		(0.02)		—		(0.02)		$1.00	2.36%		$1,438,199	0.52%		0.52%		1.92%		0.52%
Year Ended October 31, 2009	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.18	%(d)	767,551	0.48	%(d)	0.48	%(d)	0.21	%(d)	0.58	%(d)
Year Ended October 31, 2010	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.02	%(e)	922,510	0.22%		0.22%		0.02	%(e)	0.52%
Year Ended October 31, 2011	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.01%		746,458	0.17%		0.17%		0.01%		0.53%
Year Ended October 31, 2012	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.01%		614,499	0.16%		0.16%		0.01%		0.54%
CLASS I SHARES
Year Ended October 31, 2008	$1.00	0.03		—		0.03		(0.03)		—		(0.03)		$1.00	2.72%		$4,908,887	0.17%		0.17%		2.23%		0.18%
Year Ended October 31, 2009	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.43	%(d)	8,176,980	0.22	%(d)	0.22	%(d)	0.38	%(d)	0.22	%(d)
Year Ended October 31, 2010	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.08	%(e)	5,100,891	0.16%		0.16%		0.07	%(e)	0.17%
Year Ended October 31, 2011	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.03%		1,645,764	0.16%		0.16%		0.03%		0.18%
Year Ended October 31, 2012	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.02%		1,873,166	0.16%		0.16%		0.01%		0.19%
CLASS Y SHARES
Year Ended October 31, 2008	$1.00	0.03		—		0.03		(0.03)		—		(0.03)		$1.00	2.61%		$6,747,758	0.27%		0.27%		2.53%		0.27%
Year Ended October 31, 2009	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.32	%(d)	3,370,299	0.33	%(d)	0.33	%(d)	0.38	%(d)	0.33	%(d)
Year Ended October 31, 2010	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.02	%(e)	2,918,347	0.22%		0.22%		0.02	%(e)	0.27%
Year Ended October 31, 2011	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.01%		1,711,397	0.17%		0.17%		0.01%		0.28%
Year Ended October 31, 2012	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.01%		2,505,448	0.17%		0.17%		0.01%		0.29%

(a)	Not annualized for periods less than one year. Total return calculations do not include any redemption charges.
(b)	Annualized for periods less than one year.
(c)	Represents less than $0.005 or $(0.005).
(d)	Included in the ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been decreased by 0.06% and the total return and net investment income ratio would have increased by 0.06%.
(e)	During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was less than 0.005%.
(f)	Class C Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 362 days during the period.
(g)	Class C Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 351 days during the period.
(h)	Less than $500.
(i)	During the period the class had no operations. The net asset values reflected represent the last day the class had shareholders.

57

Financial Highlights

HSBC U.S. Treasury Money Market Fund
     Selected data for a share outstanding throughout the periods indicated.

		Investment Activities						Dividends									Ratios/Supplementary Data
				Net															Ratio of	Ratio of		Ratios of
				Realized and														Ratio of	Expenses to	Net		Expenses
				Unrealized										Net				Net	Average Net	Investment		to Average
	Net Asset	Net		Gains						Net Realized				Asset			Net Assets	Expenses	Assets	Income		Net Assets
	Value,	Investment		(Losses)		Total from		Net		Gains from				Value,			at End	to Average	(Excluding	to Average		(Excluding
	Beginning	Income		from		Investment		Investment		Investment		Total		End of	Total		of Period	Net	Fees Paid	Net		Fee
	of Period	(Loss)		Investments		Activities		Income		Transactions		Dividends		Period	Return(a)		(000’s)	Assets(b)	Indirectly)(b)	Assets(b)		Reductions)(b)
CLASS A SHARES
Year Ended October 31, 2008	$1.00	0.01		—		0.01		(0.01)		—		(0.01)		$1.00	1.38%		$580,458	0.67%	0.67%	1.06%		0.67%
Year Ended October 31, 2009	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.07%		385,994	0.24%	0.24%	0.07%		0.66%
Year Ended October 31, 2010	1.00	—	(c)(d)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.01	%(e)	32,973	0.14%	0.14%	0.01	%(e)	0.67%
Year Ended October 31, 2011	1.00	—	(c)(d)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.01%		613	0.11%	0.12%	0.01%		0.68%
Year Ended October 31, 2012	1.00	—	(c)	—	(c)	—	(c)	—		—	(c)	—	(c)	1.00	—%		5	0.05%	0.06%	—%		0.70%
CLASS B SHARES
Year Ended October 31, 2008	$1.00	0.01		—		0.01		(0.01)		—		(0.01)		$1.00	0.86%		131	1.11%	1.11%	1.01%		1.28%
Year Ended October 31, 2009	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.07%		60	0.24%	0.24%	0.07%		1.26%
Year Ended October 31, 2010	1.00	—	(c)(d)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.01	%(e)	50	0.14%	0.14%	0.01	%(e)	1.27%
Year Ended October 31, 2011	1.00	—	(c)(d)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.01%		35	0.10%	0.10%	0.01%		1.28%
Year Ended October 31, 2012	1.00	—	(c)	—	(c)	—	(c)	—		—	(c)	—	(c)	1.00	—%		1	0.06%	0.06%	—%		1.29%
CLASS C SHARES
Year Ended October 31, 2008(f)	$1.00	—	(c)	—		—		—		—		—		$1.00	0.01%		$1,103	0.64%	0.64%	0.20%		1.26%
Year Ended October 31, 2009	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.07%		7,138	0.22%	0.22%	0.04%		1.26%
Year Ended October 31, 2010(g)	1.00	—	(c)(d)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.01	%(e)	— (h)	0.13%	0.13%	—	%(e)	1.27%
Year Ended October 31, 2011(i)	1.00	—	(d)	—		—		—		—		—		1.00	—%		—	—%	—%	—%		—%
Year Ended October 31, 2012(i)	1.00	—		—		—		—		—		—		1.00	—%		—	—%	—%	—%		—%
CLASS D SHARES
Year Ended October 31, 2008	$1.00	0.02		—		0.02		(0.02)		—		(0.02)		$1.00	1.53%		$937,905	0.52%	0.52%	1.33%		0.59%
Year Ended October 31, 2009	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.07%		955,652	0.23%	0.23%	0.06%		0.51%
Year Ended October 31, 2010	1.00	—	(c)(d)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.01	%(e)	726,244	0.14%	0.14%	0.01	%(e)	0.52%
Year Ended October 31, 2011	1.00	—	(c)(d)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.01%		619,940	0.10%	0.10%	0.01%		0.53%
Year Ended October 31, 2012	1.00	—	(c)	—	(c)	—	(c)	—		—	(c)	—	(c)	1.00	—%		662,063	0.08%	0.09%	—%		0.54%
CLASS I SHARES
Year Ended October 31, 2008	$1.00	0.02		—		0.02		(0.02)		—		(0.02)		$1.00	1.90%		$3,771,262	0.16%	0.16%	1.26%		0.16%
Year Ended October 31, 2009	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.14%		3,322,962	0.16%	0.16%	0.14%		0.16%
Year Ended October 31, 2010	1.00	—	(c)(d)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.01	%(e)	1,379,042	0.13%	0.13%	0.01	%(e)	0.17%
Year Ended October 31, 2011	1.00	—	(c)(d)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.01%		982,974	0.10%	0.10%	0.01%		0.18%
Year Ended October 31, 2012	1.00	—	(c)	—	(c)	—	(c)	—		—	(c)	—	(c)	1.00	—%		555,287	0.08%	0.08%	—%		0.19%
CLASS Y SHARES
Year Ended October 31, 2008	$1.00	0.02		—		0.02		(0.02)		—		(0.02)		$1.00	1.78%		$1,364,310	0.27%	0.27%	1.34%		0.27%
Year Ended October 31, 2009	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.08%		996,309	0.22%	0.22%	0.08%		0.26%
Year Ended October 31, 2010	1.00	—	(c)(d)	—	(c)	—	(c)	—	(c)	—		—	(c)	1.00	0.01	%(e)	1,147,150	0.14%	0.14%	0.01	%(e)	0.27%
Year Ended October 31, 2011	1.00	—	(c)(d)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	1.00	0.01%		999,521	0.09%	0.10%	0.01%		0.28%
Year Ended October 31, 2012	1.00	—	(c)	—	(c)	—	(c)	—		—	(c)	—	(c)	1.00	—%		1,156,631	0.09%	0.09%	—%		0.29%

(a)	Not annualized for periods less than one year. Total return calculations do not include any redemption charges.
(b)	Annualized for periods less than one year.
(c)	Represents less than $0.005 or $(0.005).
(d)	Calculated based on average shares outstanding.
(e)	During the year ended October 31, 2010, the Fund received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was less than 0.005%.
(f)	Class C Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 26 days during the period.
(g)	Class C Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 351 days during the period.
(h)	Less than $500.
(i)	During the period the class had no operations. The net asset values reflected represent the last day the class had shareholders.

58

For more information about the Funds, the following documents are available free upon request:

Annual/Semi-annual Reports:

The Funds’ annual and semi-annual reports to shareholders contain additional information on the Funds’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and legally considered a part of this prospectus.

You can get free copies of the Funds’ annual and semi-annual reports and the SAI and prospectuses of other funds in the HSBC Family of Funds from the Funds’ website at www.investorfunds.us.hsbc.com. You can also obtain these items or request other information, and discuss your questions about the Funds, by contacting a broker or bank through which shares of the Funds may be purchased or sold, or contact the funds at:

HSBC Funds
P.O. Box 182845
Columbus, Ohio 43218-2845
Telephone:	1-800-782-8183 for Retail Investors
1-877-244-2424 for Institutional Investors

You can review and copy the Funds’ annual and semi-annual reports and SAI at the Public Reference Room of the SEC in Washington D.C. You can get text-only copies:

  For a duplicating fee, by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090 or 1-800-SEC-0330.

  Free from the SEC’s Website at www.sec.gov.

Investment Company Act File No. 811-04782

HSB-PU-MM 0213

STATEMENT OF ADDITIONAL INFORMATION

HSBC FUNDS
	Class A	Class B	Class C	Class I
HSBC BRIC Equity Fund	HBEAX	---	---	HBEIX
HSBC China Equity Fund	HIICX	---	---	HICIX
HSBC Growth Fund	HOTAX	HOTBX	HOTCX	HOTYX
HSBC India Equity Fund	HIIAX	---	---	HIIIX
HSBC Opportunity Fund	HSOAX	HOPBX	HOPCX	---
HSBC Short Duration Fixed Income Fund	HSHAX	HSHBX	HSHCX	HSHIX
WORLD SELECTION FUNDS
Aggressive Strategy Fund	HAAGX	HBAGX	HCAGX	---
Balanced Strategy Fund	HAGRX	HSBGX	HCGRX	---
Moderate Strategy Fund	HSAMX	HSBMX	HSCMX	---
Conservative Strategy Fund	HACGX	HBCGX	HCCGX	---
Income Strategy Fund	HINAX	HINBX	HINCX	---

HSBC ADVISOR FUNDS TRUST
Class I
HSBC Opportunity Fund				RESCX

P.O. Box 182845
Columbus, Ohio 43218-2845

General and Account Information - (800) 782-8183 (Toll Free)

HSBC Global Asset Management (USA) Inc., Investment Adviser and Administrator of the Funds (“Adviser” or “Administrator”)	Citi Fund Services Ohio, Inc., Sub-Administrator of the Funds (“Citi” or “Sub-Administrator”)

Winslow Capital Management, LLC, Subadviser to HSBC Growth Fund (“Winslow”)	Westfield Capital Management Company, L.P., Subadviser to each HSBC Opportunity Fund (“Westfield”)

HSBC Global Asset Management (France), Subadviser to HSBC BRIC Equity Fund (“AMFR”)	HSBC Global Asset Management (Singapore) Limited, Subadviser to HSBC India Equity Fund (“HSBC Singapore”)

HSBC Global Asset Management (Hong Kong) Limited, Subadviser to the HSBC China Equity Fund (“HSBC Hong Kong”)

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY ONE OR MORE OF THE PROSPECTUSES FOR THE FUNDS DATED FEBRUARY 28, 2013 (the “Prospectuses”). This Statement of Additional Information (“SAI”) contains additional and more detailed information than that set forth in the Prospectuses and should be read in conjunction with the Prospectuses. The Prospectuses and SAI may be obtained without charge by writing or calling the HSBC Funds (the “Trust”) and HSBC Advisor Funds Trust (the “Advisor Trust” and together with the Trust, the “Trusts”) at the address and telephone number printed above.

References in this SAI to the “Prospectuses” are to the relevant Prospectuses dated February 28, 2013 of the Trusts, by which shares of the funds listed above (each a “Fund” and, collectively, the “Funds”) are being offered. Unless the context otherwise requires, terms defined in the Prospectuses have the same meaning in this SAI as in the Prospectuses.

Each Fund’s current audited financial statements (and the audited financial statements of the corresponding portfolios, for Funds with a master/feeder structure) dated October 31, 2012, are hereby incorporated herein by reference from the Annual Report of the Funds dated October 31, 2012, as filed with the Securities and Exchange Commission (the “SEC”). Copies of this Annual Report may be obtained without charge by writing or calling the Trusts at the address and telephone number printed above.

February 28, 2013

Warrants	44
When-Issued and Delayed-Delivery Securities	44
Writing Covered Calls	45
Zero Coupon Obligations	45

PORTFOLIO TURNOVER	45

PORTFOLIO TRANSACTIONS	46

DISCLOSURE OF PORTFOLIO HOLDINGS	48

INVESTMENT RESTRICTIONS	49

All Funds	49
Short Duration Fund	50
Global Funds	50
Growth Fund (Growth Portfolio)	51
Opportunity Fund and Advisor Opportunity Fund (Opportunity Portfolio)	52
World Selection Funds	54
Percentage and Rating Restrictions (All Funds)	54

MANAGEMENT OF THE TRUSTS AND THE PORTFOLIO TRUST	54

Boards of Trustees	54
Board Composition and Leadership Structure	55
Board’s Role in Risk Oversight of the Trusts	55
Qualification of the Trustees	56
Committees	59
Fund Ownership	59
Trustee and Officer Compensation	60
Proxy Voting	61

INVESTMENT ADVISORY AND OTHER SERVICES	61

Investment Adviser	61
Subadvisers	63
Portfolio Managers	64
Distribution Plans - Class A, Class B, and Class C Shares Only	71
The Distributor	71
Shareholder Services Plan	73
Administrator and Sub-Administrator	73
Transfer Agent	74
Custodian	74
Fund Accounting Agent	75
Shareholder Servicing Agents	75
Federal Banking Law	76
Expenses	76

DETERMINATION OF NET ASSET VALUE	76

PURCHASE OF SHARES	79

Exchange Privilege	80
In-Kind Purchases	81
Automatic Investment Plan	81
Purchases Through a Shareholder Servicing Agent or a Securities Broker	81

SALES CHARGES	82

Class A Shares	82
Sales Charge Waivers	82
Concurrent Purchases	83
Letter of Intent	83
Right of Accumulation	83
Contingent Deferred Sales Charge (“CDSC”) - Class B Shares	84
Conversion Feature - Class B Shares	84
Conversion Feature – Class C Shares of the World Selection Funds	85
Level Load Alternative - Class C Shares	85

REDEMPTION OF SHARES	85

Systematic Withdrawal Plan	86
Redemption of Shares Purchased Directly Through the Funds	86

RETIREMENT PLANS	87

Individual Retirement Accounts (“IRAs”)	87
Defined Contribution Plans	87
Section 457 Plan, 401(k) Plan, 403(b) Plan	87

DIVIDENDS AND DISTRIBUTIONS	87

DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES	88

Trust and Advisor Trust	88
Portfolio Trust	89
Ownership of the Funds	90

TAXATION	94

Tax Status of the Funds	94
The Portfolios	95
Distributions in General	95
Dispositions	96
Backup Withholding	97
Other Taxation	97
Fund Investments	97
Special Tax Considerations for the World Selection Funds	99
Foreign Tax Issues	99

OTHER INFORMATION	101

Capitalization	101
Independent Registered Public Accounting Firm	102
Counsel	102
Code of Ethics	102
Registration Statement	102
Financial Statements	102
Shareholder Inquiries	102

APPENDIX A: DESCRIPTION OF SECURITIES RATINGS	A-1

APPENDIX B: DESCRIPTION OF MUNICIPAL OBLIGATIONS	B-1

v

APPENDIX C: HSBC FUNDS, HSBC ADVISOR FUNDS TRUST, and HSBC PORTFOLIOS PROXY
VOTING POLICY	C-1

APPENDIX D: PROXY VOTING POLICY AND PROCEDURES for HSBC GLOBAL ASSET
MANAGEMENT (USA) INC., HSBC GLOBAL ASSET MANAGEMENT (HONG KONG) LIMITED,
HSBC GLOBAL ASSET MANAGEMENT (SINGAPORE) LIMITED	D-1

APPENDIX E: WESTFIELD CAPITAL, PROXY VOTING POLICY	E-1

APPENDIX F: WINSLOW, PROXY VOTING POLICY SUMMARY	F-1

APPENDIX G: HSBC GLOBAL ASSET MANAGEMENT (FRANCE) PROXY VOTING POLICY
SUMMARY	G-1

GENERAL INFORMATION

THE FUNDS

Each of the HSBC BRIC Equity Fund (“BRIC Equity Fund”), HSBC China Equity Fund (“China Equity Fund”), HSBC Growth Fund (“Growth Fund”), HSBC India Equity Fund (“India Equity Fund”), HSBC Opportunity Fund (“Opportunity Fund”), and HSBC Short Duration Fixed Income Fund (“Short Duration Fund”) and the Aggressive Strategy Fund (“Aggressive Strategy Fund”), Balanced Strategy Fund (“Balanced Strategy Fund”), Conservative Strategy Fund (“Conservative Strategy Fund”), Moderate Strategy Fund (“Moderate Strategy Fund”) and Income Strategy Fund (“Income Strategy Fund”) (each a “World Selection Fund”) is a series of the Trust, an open-end, management investment company that currently consists of multiple series, each of which has its own distinct investment objectives and policies. The HSBC Opportunity Fund, Class I Shares (“Advisor Opportunity Fund”) is a separate series of the Advisor Trust. Each Fund is “diversified,” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), except the China Equity Fund and India Equity Fund, which are non-diversified.

Each Fund is described in this SAI. The Trust also includes certain fixed income, equity, asset allocation and money market funds (“Money Market Funds”) that are covered in separate Statements of Additional Information.

THE TRUST

The Growth Fund, Opportunity Fund, and Short Duration Fund are each feeder funds (each, a “Feeder Fund”) in a master/feeder arrangement whereby the Fund seeks to achieve its investment objective by investing all of its assets in a series (each, an “Underlying Portfolio”) of the HSBC Portfolios (the “Portfolio Trust”) which has the same investment objective as the corresponding Feeder Fund, as indicated below:

Feeder Fund	Underlying Portfolio (“Master Portfolio”)
Growth Fund	Growth Portfolio
Opportunity Fund and	Opportunity Portfolio
Advisor Opportunity Fund
Short Duration Fund	Short Duration Fixed Income Portfolio (the “Short
Duration Portfolio”)

With respect to the Feeder Funds, the descriptions of the Funds in this SAI are inclusive of the Underlying Portfolios in which the Funds invest. The Portfolio Trust is an open-end management investment company.

As of the date of this SAI, the BRIC Equity Fund, China Equity Fund, India Equity Fund and Short Duration Fund had not commenced operations.

Shares of the BRIC Equity Fund, India Equity Fund, and China Equity Fund are divided into two separate classes: Class A (the “Class A Shares”) and Class I (the “Class I Shares.”) Shares of the World Selection Funds and the Opportunity Fund are divided into three separate classes: Class A Shares, Class B (the “Class B Shares”) and Class C (the “Class C Shares”). Shares of each of the other Funds listed above are divided into four separate classes: Class A Shares, Class B Shares, Class C Shares and Class I Shares.

Shares of the Funds, including the World Selection Funds, are continuously offered by the Distributor. Certain share classes are subject to investment minimums. See the Prospectuses and “Purchase of Shares” and “Sales Charges” in this SAI.

See “Description Of Shares, Voting Rights, and Liabilities - Trust and Advisor Trust,” and “Other Information – Capitalization” for more information about the Trust.

THE ADVISOR TRUST

The Advisor Opportunity Fund is a series of the Advisor Trust, an open-end, diversified management investment company. The Advisor seeks to achieve the investment objective of the Advisor Opportunity Fund by investing all of the Advisor Opportunity Fund’s assets in the Opportunity Portfolio, as set forth in the table above on page 1. Therefore, the Advisor Opportunity Fund is a “Feeder Fund,” in addition to the Feeder Funds of the Trust. The Opportunity Portfolio is a series of the Portfolio Trust and has the same investment objective as the Advisor Opportunity Fund. The Advisor Opportunity Fund is offered in a single class, Class I Shares, and is offered to investment management clients of the Adviser and its affiliates, or to investors that meet certain minimum investment requirements. See the Prospectuses and “Purchase of Shares” and “Sales Charges.”

See “Description of Shares, Voting Rights, and Liabilities - Trust and Advisor Trust,” and “Other Information – Capitalization” for more information about the Advisor Trust in this SAI.

WORLD SELECTION FUNDS

Each World Selection Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in a combination of mutual funds managed by the Adviser (the “Affiliated Underlying Funds”) and mutual funds and exchange-traded funds ("ETFs") managed by investment advisers that are not associated with the Adviser (“Unaffiliated Underlying Funds” and, together with the Affiliated Underlying Funds, the “Underlying Funds”). Each Fund may also purchase and hold exchange-traded notes (“ETNs”). The Underlying Funds may include private equity funds and real estate funds that are organized as mutual funds or ETFs. Each World Selection Fund invests according to the investment objectives and strategies described in its Prospectus.

The World Selection Funds provide an asset allocation option to investors who seek to diversify their investment across a variety of asset classes. The World Selection Funds consist of the following asset allocation Funds: Aggressive Strategy Fund, Conservative Strategy Fund, Balanced Strategy Fund, Moderate Strategy Fund and Income Strategy Fund. Each World Selection Fund offers three different classes of shares: Class A Shares, Class B Shares and Class C Shares. Each class of shares has different characteristics and is subject to different fees and expenses. See “Purchase of Shares” for information about the various classes and eligibility to invest therein.

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

The following information supplements the discussion of the investment objective, policies, and risks of each Fund in the Prospectuses. There can be no assurance that the investment objectives of a Fund will be achieved. Except as otherwise indicated, the investment objective and related policies and strategies of a Fund are not fundamental and may be changed by the Board of Trustees of the relevant Trust or Trusts (the “Board”) without the approval of Fund shareholders. Shareholders will be given advance notice of material changes to a Fund's investment objective or other non-fundamental investment policies. If there is a change, shareholders should consider whether a Fund remains an appropriate investment in light of their then-current financial position and needs.

With respect to the Feeder Funds, it should be understood that all discussions of investment objectives, strategies and risks of a Fund refer also to the investment objectives, strategies and risks of the Underlying Portfolio.

With respect to the World Selection Funds, the discussions in the Prospectus of investment objectives, strategies, and risks that are applicable to the Underlying Funds in which a World Selection Fund invests are relevant to understanding the investment objectives, strategies, and risks of the World Selection Fund. The ability of a World Selection Fund to meet its investment objective depends on the ability of the Underlying Funds to meet their own investment objectives. It is possible that one or more Underlying Funds will not meet their own investment objectives, which would affect a World Selection Fund’s performance. There can be no assurance that the investment objective of any World Selection Fund or any Underlying Fund will be achieved.

For purposes of this SAI, references to a Fund’s subadviser (each, a “Subadviser”) should be understood as referring to the relevant Subadviser.

HSBC FUNDS

CHINA EQUITY FUND AND INDIA EQUITY FUND

Because the Funds are non-diversified, the Funds are not subject to any statutory restrictions under the 1940 Act with respect to limiting the investment of the Fund’s assets in one or relatively few issuers. This ability to invest in a relatively small number of issuers may present greater risks than in the case of a diversified mutual fund. However, each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to so qualify under current law, at the close of each quarter of the Fund’s taxable year, at least 50% of each Fund’s total assets must be represented by cash, U.S. Government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% of each Fund’s total assets may be invested in securities of one issuer (or two or more issuers which are controlled by that Fund and which are determined to be engaged in the same or similar trades or businesses or related businesses) other than U.S. Government securities or in the securities of one or more “qualified publicly traded partnerships.”

GROWTH FUND (GROWTH PORTFOLIO)

The Fund seeks to achieve its investment objective by investing all of its assets in the Growth Portfolio, which has the same investment objective as the Fund.

In addition to the permissible investments described in the Prospectus, the Growth Portfolio also may: (i) invest in options on securities, securities indices or foreign currencies, (ii) invest in futures contracts and options on futures contracts, (iii) enter into forward foreign currency exchange contracts, and (iv) invest up to 10% of its net assets (at the time of investment) in debt and equity securities which are traded in developed foreign countries. The Growth Portfolio does not intend to write covered call options with respect to securities with an aggregate market value of more than 10% of its total assets at the time an option is written. The Growth Portfolio will not invest more than 5% of its net assets (at the time of investment) in lower rated (BB (rated by S&P)/Ba (rated by Moody’s) or lower), high-yield bonds, commonly referred to as “junk bonds.” The Growth Portfolio may retain a bond when its rating drops below investment grade if it is in the best interest of its shareholders. Securities rated BB/Ba or lower by a nationally recognized statistical rating organization (“NRSRO”) are considered to have speculative characteristics.

The Growth Portfolio will not purchase securities for short-term trading purposes. Pending investment in equity and debt and also for temporary defensive purposes, the Growth Portfolio may invest in short-term debt and other high-quality, fixed income securities and cash equivalents, which may include, but are not limited to: (i) short-term obligations of the U.S. and foreign sovereign governments and their agencies and instrumentalities; (ii) interest bearing savings deposits, certificates of deposit and bankers’ acceptances of U.S. and foreign banks; (iii) high-quality rated commercial paper of U.S. or foreign issuers; and (iv) repurchase agreements related to the foregoing.

When Winslow, the subadviser to the Portfolio, believes that investing for temporary defensive reasons is appropriate, such as during times of international, political or economic uncertainty or turmoil, or in order to meet anticipated redemption requests, part or all of the Growth Portfolio’s assets may be invested in cash (including foreign currency) or cash equivalent short-term obligations including, but not limited to, certificates of deposit, commercial paper, short-term notes and U.S. Government securities. U.S. Government securities in which the Growth Portfolio may invest include: (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S. Government; and (ii) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association), some of which are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Banks), and some of which are backed only by the credit of the issuer itself (e.g., obligations of the Federal Farm Credit Bank). The Portfolio’s investment objective may not be achieved when it is invested in a temporary defensive position.

OPPORTUNITY FUND AND ADVISOR OPPORTUNITY FUND (OPPORTUNITY PORTFOLIO)

The Opportunity Fund and Advisor Opportunity Fund each seek to achieve their investment objectives by investing all of their assets in the Opportunity Portfolio, which has the same objective as both the Opportunity Fund and the Advisor Opportunity Fund. The following description applies to each Fund.

Although the Portfolio will invest primarily in common stocks, the Portfolio may, to a limited extent, seek appreciation in other types of securities such as foreign or convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments. The Opportunity Portfolio may invest up to 20% (and generally expects to invest between 5% and 10%) in foreign securities, excluding American Depositary Receipts (“ADRs”).

When Westfield, the subadviser to the Portfolio, believes that investing for temporary defensive reasons is appropriate, such as during times of international, political or economic uncertainty or turmoil, or in order to meet anticipated redemption requests, part or all of the Portfolio’s assets may be invested in cash (including foreign currency) or cash equivalent short-term obligations including, but not limited to, certificates of deposit, commercial paper, short-term notes and U.S. Government securities. U.S. Government securities in which the Portfolio may invest include: (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S. Government; and (ii) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association), some of which are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Banks) and some of which are backed only by the credit of the issuer itself (e.g., obligations of the Federal Farm Credit Bank). The Portfolio’s investment objective may not be achieved when it is invested in a temporary defensive position.

SHORT DURATION FUND (SHORT DURATION PORTFOLIO)

The Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio, which has the same investment objective as the Fund. The Portfolio may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers, and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures, commercial paper and variable rate demand notes. The bank obligations in which the Portfolio may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits.

A portion of the Portfolio’s assets may be invested in bonds and other fixed income securities denominated in foreign currencies (subject to any limitation set forth in the Prospectus) if, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. These holdings may be in as few as one foreign currency bond market (such as the United Kingdom gilt market), or may be spread across several foreign bond markets. The Portfolio may also purchase securities of developing countries. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where, in the Adviser’s judgment, unacceptable currency risk exists, currency futures, forwards and options and swaps may be used to hedge the currency risk. The Portfolio may invest in Eurodollar bank obligations and Yankee bank obligations, and may also invest in Brady Bonds, which are issued as a result of a restructuring of a country’s debt obligations to commercial banks under the “Brady Plan.”

The Portfolio may also invest in the following instruments on a temporary basis when economic or market conditions are such that the Adviser deems a temporary defensive position to be appropriate: time deposits, certificates of deposit and bankers’ acceptances issued by a commercial bank or savings and loan association; commercial paper rated at the time of purchase by one or more NRSROs in one of the two highest categories or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO; short-term corporate obligations rated high-grade by an NRSRO; U.S. Government obligations; Government agency securities issued or guaranteed by U.S. Government-sponsored instrumentalities and federal agencies; and repurchase agreements collateralized by the securities listed above.

The Portfolio may use derivatives to the extent set forth in the Prospectus, as supplemented by the additional disclosures in this SAI. While the Portfolio intends to use derivatives primarily for hedging purposes or for cash management purposes, it may also do so to enhance return when the Adviser believes the investment will assist the Portfolio in achieving its investment objectives.

INVESTMENT TECHNIQUES

Each Fund (through its investments in the Underlying Funds for each World Selection Fund) invests in a variety of securities in accordance with its investment objectives and policies (as described in the Prospectuses and above in this SAI) and employs a number of investment techniques. Each type of security and technique involves certain risks. The following is an alphabetical list of the investment techniques used by the Funds as indicated in the table, and the main risks associated with those techniques. For purposes of this section, the term “Fund” includes any Underlying Fund in which a World Selection Fund invests.

For the Opportunity Fund, Advisor Opportunity Fund and Growth Fund (the “Equity Funds”), and Short Duration Fund, references to investment techniques employed by a Fund refer to the techniques employed by the relevant Underlying Portfolio. For the Equity Funds, as well as the BRIC Equity Fund, China Equity Fund and India Equity Fund (the “Global Funds”), references to the Adviser should be understood as referring jointly to the Adviser and the relevant Subadviser. The Global Funds may be included in the definition of the Equity Funds where appropriate.

The table below indicates the types of investments and techniques that are material to the investment strategies employed by each Fund. In some cases, the omission of a Fund is not intended to imply that the Fund is precluded from investing in the types of investments or employing the techniques indicated below. Generally, if a particular type of investment or technique is not indicated as being applicable to a particular Fund, the particular type of investment or technique will not be material to the investment strategies employed by the Fund, although any risk factors that are stated more generally with respect to any broader category of investment or technique may still apply.

	Equity		Global			World Selection
	Funds		Funds			Funds
Type of Investment or Technique	Growth Fund	Opportunity Fund and Advisor Opportunity Fund	BRIC Equity Fund	China Equity Fund	India Equity Fund	Aggressive Strategy Fund	Balanced Strategy Fund	Conservative Strategy Fund	Moderate Strategy Fund	Income Strategy Fund	Short Duration Fund
American Depositary Receipts	X	X	X	X	X	X	X	X	X	X
Asset-Backed Securities				X	X	X	X	X	X	X	X
Banking Industry and Savings and Loan Industry Obligations				X	X						X
Brady Bonds				X	X	X	X	X	X	X	X
Cash Sweep Program	X	X	X	X	X	X	X	X	X	X	X
Commodity Securities						X	X	X	X	X
Convertible Securities	X	X		X	X	X	X	X	X	X	X
Derivatives			X	X	X	X	X	X	X	X	X
Forward Foreign Currency Contracts and Options on Foreign Currencies			X	X	X	X	X	X	X	X	X
Futures Contracts			X	X	X	X	X	X	X	X	X

	Equity		Global			World Selection
	Funds		Funds			Funds
Type of Investment or Technique	Growth Fund	Opportunity Fund and Advisor Opportunity Fund	BRIC Equity Fund	China Equity Fund	India Equity Fund	Aggressive Strategy Fund	Balanced Strategy Fund	Conservative Strategy Fund	Moderate Strategy Fund	Income Strategy Fund	Short Duration Fund
Hybrid Instruments						X	X	X	X	X
Options and Futures and Related Risks			X	X	X	X	X	X	X	X	X
Swaps, Caps, Floors and Collars				X	X	X	X	X	X	X	X

Emerging Markets		X	X	X	X	X	X	X	X	X	X
Equity Securities	X	X				X	X	X	X	X	X
Eurodollar and Yankee Bank Obligations					X	X	X	X	X	X	X
Exchange Traded Funds	X	X	X	X	X	X	X	X	X	X	X
Exchange Traded Notes						X	X	X	X	X
Fixed Income Securities	X	X	X	X	X	X	X	X	X	X	X
Floating and Variable Rate Obligations				X	X	X	X	X	X	X	X
Foreign Currency Exchange - Related Securities	X	X	X	X	X	X	X	X	X	X	X
Foreign Securities	X	X	X	X	X	X	X	X	X	X	X

High Yield/High Risk Securities	X	X	X	X	X	X	X	X	X	X	X

Illiquid Investments, Rule 144A Securities, and Section 4(2) Securities	X	X	X	X	X	X	X	X	X	X	X
Inverse Floating Rate Obligations				X	X	X	X	X	X	X	X
Investment Company Securities	X	X	X	X	X	X	X	X	X	X	X
Money Market Securities	X	X	X	X	X	X	X	X	X	X	X
Mortgage Dollar Roll Transactions				X	X	X	X	X	X	X	X
Mortgage-Related Securities		X	X	X	X	X	X	X	X	X	X
Other Depositary Receipts (CDRs, EDRs, GDRs)			X	X	X	X	X	X	X	X
Private Equity Securities						X	X	X	X	X
Real Estate Securities	X	X		X	X	X	X	X	X	X
Repurchase Agreements	X	X	X	X	X	X	X	X	X	X	X
Short Sales						X	X	X	X	X	X
Short-Term Trading	X	X	X	X	X	X	X	X	X	X	X
Sovereign and Supranational Debt Obligations		X		X	X	X	X	X	X	X
Special Risk Factors Affecting Brazil			X
Special Risk Factors Affecting China			X	X
Special Risk Factors Affecting India			X		X
Special Risk Factors Affecting Russia			X

U.S. Government Securities	X	X	X	X	X	X	X	X	X	X	X
Warrants	X		X	X	X	X	X	X	X	X
When-Issued and Delayed-Delivery Securities			X	X	X	X	X	X	X	X	X
Writing Covered Calls						X	X	X	X	X
Zero Coupon Obligations				X	X	X	X	X	X	X	X

AMERICAN DEPOSITARY RECEIPTS

The Funds may invest in ADRs. ADRs are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Funds may invest in either type of ADR.

Although a U.S. investor (such as a Fund) holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Funds may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Funds’ custodian in five days. The Funds may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in foreign currency. Other types of depositary receipts are discussed under “Other Depositary Receipts” in this section.

ASSET-BACKED SECURITIES

The Funds may invest in asset-backed securities. Through the use of trusts and special purpose subsidiaries, various types of assets, including auto loans, credit card receivables, home equity loans, and student loans, are being securitized in pass-through structures similar to the mortgage pass-through structures described below or in a pay-through structure similar to the collateralized mortgage structure.

Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of the Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee.

BANKING INDUSTRY AND SAVINGS AND LOAN INDUSTRY OBLIGATIONS

The World Selection Funds may invest in certificates of deposit, time deposits, bankers’ acceptances, and other short-term debt obligations issued by commercial banks and savings and loan associations (“S&Ls”). As a temporary defensive measure, the Short Duration Fund, China Equity Fund and India Equity Fund, may also invest in such obligations.

Certificates of deposit are receipts from a bank or S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit but are uncertificated. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. Time deposits maturing in more than seven days and subject to withdrawal penalties will be subject to each Fund’s restriction on investments in illiquid securities.

The Funds will not invest in any obligation of a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks that do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $250,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation (the “FDIC”); (ii) in the case of U.S. banks, it is a member of the FDIC; and (iii) in the case of foreign banks and foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities that may be purchased by the Funds.

The Funds may also invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as a temporary defensive measure. Euro and Yankee dollar investments will involve some of the same risks as investing in foreign securities, as described below.

BRADY BONDS

The Funds may invest a portion of their assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings. Brady Bonds are not considered U.S. Government securities.

Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

CASH SWEEP PROGRAM

Each Fund may participate in a cash sweep program (the “Cash Sweep Program”). In the Cash Sweep Program, a Fund’s uninvested cash balances are used to purchase Class I Shares of the HSBC Prime Money Market Fund (the “Prime Money Market Fund”). The Cash Sweep Program can reduce exposure to the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing ready liquidity and increased diversity of holdings. Class I Shares of the Prime Money Market Fund sold to and redeemed from a Fund will not be subject to a sales charge, as defined in rule 2830(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”), or service fee, as defined in rule 2830(b)(9) of the Conduct Rules of FINRA, in connection with the purchase, sale, or redemption of such shares by a Fund, or the advisory fee for the investing Fund will be waived in an amount that offsets the amount of such sales charges and/or service fees incurred by that Fund. More detailed information about the Prime Money Market Fund may be found in its current Prospectus and the separate SAI that includes the various Money Market Funds.

COMMODITY SECURITIES

The Funds may invest in commodity securities, such as in the form of ETNs. Investment exposure to the commodities markets may subject an investor to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors. These include changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and/or investor expectations concerning inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds.

CONVERTIBLE SECURITIES

The Funds may invest in securities that are convertible into common stock. Convertible bonds are issued with lower coupons than non-convertible bonds of the same quality and maturity, but they give holders the option to exchange their bonds for a specific number of shares of the company’s common stock at a predetermined price. This structure allows the convertible bond holder to participate in share price movements in the company’s common stock. The actual return on a convertible bond may exceed its stated yield if the company’s common stock appreciates in value, and the option to convert to common shares becomes more valuable. Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. See “Equity Securities” in this section.

Convertible preferred stocks are non-voting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds; however, they do not have a maturity date. Due to their fixed income features, convertible issues typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders would have claims on company assets senior to those of stockholders; preferred stockholders would have claims senior to those of common stockholders.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

DERIVATIVES

The Funds (except the Growth Fund, Opportunity Fund and Advisor Opportunity Fund) may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement the value of which is based on, or “derived” from, a traditional security, asset, or market index. Some derivatives such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with the use of derivatives, including the possibility of a total loss of the amount invested. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may use derivatives for hedging purposes or cash management purposes, as a substitute for investing directly in securities, or as part of a strategy to gain exposure to characteristics of investments in foreign markets through efficient portfolio management techniques. Included in the foregoing are investments in derivatives to create synthetic foreign bond positions. Certain Funds (as reflected in the Prospectuses or in other sections of this SAI) may use derivatives to seek to enhance return when the Adviser believes the investment will assist the Fund in achieving its investment objectives.

The risks associated with derivatives are heightened when the Adviser uses derivatives to enhance a Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of the Adviser’s derivatives strategies will also be affected by its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Certain derivative positions may be difficult to close out when a Fund’s portfolio manager may believe it would be appropriate to do so.

Forward Foreign Currency Contracts And Options On Foreign Currencies

The Funds may enter into forward foreign currency contracts and options on foreign currencies. Forward foreign currency exchange contracts (“forward contracts”) are generally intended to minimize the risk of loss to a Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. By entering into transactions in forward contracts, however, a Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for non-hedging purposes, the Fund may sustain losses that will reduce its gross income. Forward contracts are typically traded over-the-counter and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments and their use involves certain risks beyond those associated with transactions in futures contracts or options traded on exchanges.

A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers. A forward contract may be used, for example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of the security.

The Short Duration Fund may also purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. See “Options and Futures and Related Risks” in this section.

The Short Duration Fund may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, the Fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract’s underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Fund may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

There is a risk in adopting a synthetic investment position to the extent that the value of a security denominated in U.S. dollars or other foreign currency is not exactly matched with a Fund’s obligation under the forward contract. On the date of maturity, a Fund may be exposed to some risk of loss from fluctuations in that currency. When a Fund enters into a forward contract for purposes of creating a synthetic security, it will generally be required to hold high-grade, liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the forward contract.

Transactions in forward contracts entered into for hedging purposes will include forward purchases or sales of foreign currencies for the purpose of protecting the U.S. dollar value of securities denominated in a foreign currency or protecting the U.S. dollar-equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, a Fund may be required to forego the benefits of advantageous changes in exchange rates. The Funds that may use derivatives to enhance their returns may enter into transactions in forward contracts for purposes other than hedging, which presents greater profit potential but also involves increased risk of losses that will reduce their gross income. If the expected changes in the value of the currency occur, a Fund will realize profits that will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, a Fund may sustain losses that will reduce its gross income. Such transactions, therefore, could be considered speculative.

Futures Contracts

The Funds may buy and sell futures contracts that relate to (1) broadly-based stock indices (these are referred to as "stock index futures"), (2) an individual stock ("single stock futures"), (3) other broadly-based securities indices (these are referred to as "financial futures"), and (4) foreign currencies. A broadly-based stock index is used as the basis for trading stock index futures. They may, in some cases, be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. Financial futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the securities or to make or accept the cash settlement called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the securities or to make or accept the cash settlement called for by the contract at a specified price on a specified date.

A Fund may enter into transactions in futures contracts to protect itself from fluctuations in interest rates but without the risks and transaction costs of buying or selling long-term debt securities. For example, if a Fund owns long-term bonds, and interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by a Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of a Fund’s futures contracts would increase at approximately the same rate, thereby keeping the net asset value (“NAV”) of the Fund from declining as much as it otherwise would have. When a Fund is not fully invested, and a decline in interest rates is anticipated, which would increase the cost of fixed income securities that the Fund intends to acquire, the Fund may purchase a futures contract. In the event that the projected decline in interest rates occurs, the increased cost to the Fund of the securities acquired should be offset, in whole or in part, by gains on the futures contracts. As portfolio securities are purchased, the Fund will close out its futures contracts by entering into offsetting transactions on the contract market on which the initial purchase was effected. In a substantial majority of these transactions, a Fund will purchase fixed income securities upon termination of the long futures positions, but under unusual market conditions, a long futures position may be terminated without a corresponding purchase of securities.

While futures contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. A Fund will incur brokerage fees when it purchases and sells futures contracts. At the time a purchase or sale is made, cash or securities must be provided as an initial deposit known as “margin.” The initial deposit required will vary, but may be as low as 2% or less of a contract’s face value. Daily thereafter, the futures contract is valued through a process known as “marking to market,” and a Fund may receive or be required to pay additional “variation margin” as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was entered into.

When it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of futures contracts should be similar to that of long-term bonds, a Fund may be protected, in whole or in part, against the increased cost of acquiring bonds resulting from a decline in interest rates. Similar results could be accomplished by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market can be more liquid than the cash market, the use of futures contracts as an investment technique allows action in anticipation of such an interest rate decline without having to sell a Fund’s portfolio securities.

The ability to hedge effectively all or a portion of a Fund’s portfolio through transactions in futures contracts depends on the degree to which movements in the value of the fixed income securities or index underlying such contracts correlate with movements in the value of securities held in the Fund’s portfolio. If the securities (or the securities comprising the index) underlying a futures contract are different than the portfolio securities being hedged, they may not move to the same extent or in the same direction. In that event, the hedging strategy might not be successful and a Fund could sustain losses on the hedging transactions that would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the index or security underlying a futures contract and the portfolio securities being hedged, which could result in losses on both the hedging transaction and the portfolio securities. In such instances, a Fund’s overall return could be less than if the hedging transactions had not been undertaken.

The trading of futures contracts on an index of fixed income securities entails the additional risk of imperfect correlation between movements in the futures price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures market. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract approaches.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require a Fund to post additional cash as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, there is the potential that the liquidity of the futures market may be lacking. Prior to expiration, a futures contract may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the contract market on which the futures contract was originally entered into. While a Fund will establish a futures position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In that event, it may not be possible to close out a position held for a Fund, which could require the Fund to purchase or sell the instrument underlying the futures contract, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on a Fund’s ability to effectively hedge its portfolio.

The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by the exchanges, which limit the amount of fluctuation in the price of a futures contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, position limits, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Investments in futures contracts also entail the risk that if the Adviser’s investment judgment about the general direction of interest rates is incorrect, a Fund’s overall performance may be poorer than if the Fund had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in the Fund’s portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which are hedged because there will be offsetting losses in the Fund’s futures positions. In addition, in such situations, if a Fund has insufficient cash, bonds may have to be sold from the Fund’s portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices that reflect the rising market.

Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions that may be held by a trader, whether acting alone or in concert with others.

Certain Funds have claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and, therefore, are not subject to registration or regulation as a CPO under the CEA. The Adviser is not deemed to be a CPO with respect to its service as investment adviser to these Funds. However, in 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain rule amendments that significantly affected the exemptions that were available to the Funds. Changes to a Fund’s investment strategies or investments may cause the Fund to lose the benefits of the exclusion and may trigger additional CFTC regulation. Additionally, the Adviser has claimed temporary relief from registration as a CPO under the CEA for certain Funds. To the extent that any Funds become no longer eligible to claim an exclusion from CFTC regulation, or to the extent that the temporary relief claimed by the Adviser expires, these Funds may consider steps in order to qualify for the exclusion, or may determine to operate subject to CFTC regulation. If a Fund operates subject to CFTC regulation, it may incur additional compliance and other expenses.

When a futures contract is purchased, an amount of cash or cash equivalents will be deposited in a segregated account with a Fund’s custodian bank so that the amount so segregated, plus the initial and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

The Underlying Funds of the World Selection Funds may enter into futures contracts, including those on fixed income securities or indexes of municipal securities.

Hybrid Instruments

A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of a Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Options, Futures And Related Risks

The Funds may invest in options and futures contracts to the extent set forth in the Prospectuses and this SAI. The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the return of a Fund. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund’s return. Certain strategies limit the potential of a Fund to realize gains as well as limit their exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position.

Options on Securities. A “call option” is a contract sold for a price (the “premium”) giving its holder the right to buy a specific number of shares of stock at a specific price on or prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A Fund may write options for the purpose of attempting to increase its return and for hedging purposes. In particular, if a Fund writes an option which expires unexercised or is closed out by a Fund at a profit, the Fund retains the premium paid for the option less related transaction costs, which increases its gross income and offsets in part the reduced value of the portfolio security in connection with which the option is written, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the security underlying the option moves adversely to a Fund’s position, the option may be exercised and the Fund will then be required to purchase or sell the security at a disadvantageous price, which might only partially be offset by the amount of the premium.

A Fund may write options in connection with buy-and-write transactions; that is, a Fund may purchase a security and then write a call option against that security. The exercise price of the call option a Fund determines to write depends upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current value of the underlying security at the time the option is written.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. Put options may be used by a Fund in the same market environments in which call options are used in equivalent buy-and-write transactions.

A Fund may also write combinations of put and call options on the same security, a practice known as a “straddle.” By writing a straddle, a Fund undertakes a simultaneous obligation to sell or purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and a Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of a security remains stable and neither the call nor the put is exercised. In an instance where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option on a portfolio security, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a loss unless the security subsequently appreciates in value. The writing of options will not be undertaken by a Fund solely for hedging purposes, and may involve certain risks that are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions will constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

A Fund may also purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in a Fund’s portfolio. If such a decline occurs, the put options will permit a Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. A Fund will purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such an increase occurs, the call option will permit a Fund to purchase the securities underlying such option at the exercise price or to close out the option at a profit. The premium paid for a call or put option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.

Options on Securities Indices. A Fund may cover call options on securities indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where a Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index.

A Fund will receive a premium from writing a put or call option on a securities index, which increases the Fund’s gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which a Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, a Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund’s investment. By writing a put option, a Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by a Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund’s losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

A Fund may also purchase put options on securities indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, a Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Fund’s investments does not decline as anticipated, or if the value of the option does not increase, the Fund’s loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Fund’s security holdings.

The purchase of call options on securities indices may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on securities indices when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

Risk Factors:

Imperfect Correlation of Hedging Instruments with a Fund’s Portfolio. The ability of a Fund to effectively hedge all or a portion of its portfolio through transactions in options, futures contracts, and forward contracts will depend on the degree to which price movements in the underlying instruments correlate with price movements in the relevant portion of that Fund’s portfolio. If the values of portfolio securities being hedged do not move in the same amount or direction as the instruments underlying options, futures contracts or forward contracts traded, a Fund’s hedging strategy may not be successful and the Fund could sustain losses on its hedging strategy that would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the instrument underlying an option, futures contract or forward contract traded and the portfolio securities being hedged, which could result in losses both on the hedging transaction and on the portfolio securities. In such instances, a Fund’s overall return could be less than if the hedging transaction had not been undertaken. In the case of futures and options based on an index of securities or individual fixed income securities, the portfolio will not duplicate the components of the index, and in the case of futures contracts and options on fixed income securities, the portfolio securities that are being hedged may not be the same type of obligation underlying such contracts. As a result, the correlation probably will not be exact. Consequently, a Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation. In addition, where a Fund enters into forward contracts as a “cross hedge” (i.e., the purchase or sale of a forward contract on one currency to hedge against risk of loss arising from changes in value of a second currency), the Fund incurs the risk of imperfect correlation between changes in the values of the two currencies, which could result in losses.

The correlation between prices of securities and prices of options, futures contracts or forward contracts may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the option, futures contract and forward contract markets. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction. The trading of options on futures contracts also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity or termination date of the futures contract or forward contract approaches.

The trading of options, futures contracts and forward contracts also entails the risk that, if the Adviser’s judgment as to the general direction of interest or exchange rates is incorrect, a Fund’s overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates, and rates instead decline, the Fund will lose part or all of the benefit of the increased value of the securities being hedged, and may be required to meet ongoing daily variation margin payments.

Certain Funds may each purchase and write options not only for hedging purposes, cash management, or to simulate investments in otherwise permissible securities, but also for the purpose of attempting to increase its return. As a result, those Funds will incur the risk that losses on such transactions will not be offset by corresponding increases in the value of portfolio securities or decreases in the cost of securities to be acquired.

Potential Lack of a Liquid Secondary Market. Prior to exercise or expiration, a position in an exchange-traded option, futures contract or option on a futures contract can only be terminated by entering into a closing purchase or sale transaction, which requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. If no such market exists, it may not be possible to close out a position, and a Fund could be required to purchase or sell the underlying instrument or meet ongoing variation margin requirements. The inability to close out option or futures positions also could have an adverse effect on a Fund’s ability effectively to hedge its portfolio.

The liquidity of a secondary market in an option or futures contract may be adversely affected by “daily price fluctuation limits,” established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. Such limits could prevent a Fund from liquidating open positions, which could render its hedging strategy unsuccessful and result in trading losses. The exchanges on which options and futures contracts are traded have also established a number of limitations governing the maximum number of positions which may be traded by a trader, whether acting alone or in concert with others. Further, the purchase and sale of exchange-traded options and futures contracts is subject to the risk of trading halts, suspensions, exchange or clearing corporation equipment failures, government intervention, insolvency of a brokerage firm, intervening broker or clearing corporation or other disruptions of normal trading activity, which could make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Options on Futures Contracts. In order to profit from the purchase of an option on a futures contract, it may be necessary to exercise the option and liquidate the underlying futures contract, subject to all of the risks of futures trading. The writer of an option on a futures contract is subject to the risks of futures trading, including the requirement of initial and variation margin deposits.

Risk of Potential Government Regulation of Derivatives. It is possible that additional government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of a Fund to use certain instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Funds engage in derivatives transactions could also prevent the Funds from using certain instruments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies. The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps and futures transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has changed the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for over-the-counter derivatives, including financial instruments such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the over-the-counter derivatives market, grants significant new authority to the SEC and the CFTC to regulate over-the-counter derivatives and market participants, and will require clearing and exchange trading of many over-the-counter derivatives transactions.

Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for many over-the-counter derivatives transactions. The CFTC, SEC and other federal regulators are issuing the rules and regulations that enact the provisions of the Dodd-Frank Act. Because there is a prescribed phase-in period during which most of the mandated rulemaking and regulations will be implemented, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on any of the Funds. However, it is expected that swap dealers, major market participants and swap counterparties will experience new and/or additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated may negatively impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on a Fund or its counterparties may impact that Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. New requirements even if not directly applicable to the Funds, including capital requirements, changes to the CFTC speculative position limits regime and mandatory clearing, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

Additional Risks of Transactions Related to Foreign Currencies and Transactions Not Conducted on the United States Exchanges. The available information on which a Fund will make trading decisions concerning transactions related to foreign currencies or foreign securities may not be as complete as the comparable data on which a Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, and the markets for foreign securities as well as markets in foreign countries may be operating during non-business hours in the United States, events could occur in such markets which would not be reflected until the following day, thereby rendering it more difficult for a Fund to respond in a timely manner.

In addition, over-the-counter derivatives transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Fund’s position, unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. This could make it difficult or impossible to enter into a desired transaction or liquidate open positions, and could therefore result in trading losses. Further, over-the-counter derivatives transactions are not subject to the performance guarantee of an exchange clearing house and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, a financial institution or other counterparty.

Transactions on exchanges located in foreign countries may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions. Moreover, the SEC or the CFTC has jurisdiction over the trading in the United States of many types of over-the-counter and foreign instruments, and such agencies could adopt regulations or interpretations that would make it difficult or impossible for a Fund to enter into the trading strategies identified herein or to liquidate existing positions.

As a result of its investments in foreign securities, a Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in foreign currencies. A Fund may also be required to receive delivery of the foreign currencies underlying options on foreign currencies or forward contracts it has entered into. This could occur, for example, if an option written by a Fund is exercised or the Fund is unable to close out a forward contract it has entered into. In addition, a Fund may elect to take delivery of such currencies. Under such circumstances, a Fund may promptly convert the foreign currencies into dollars at the then-current exchange rate. Alternatively, a Fund may hold such currencies for an indefinite period of time if the Adviser believes that the exchange rate at the time of delivery is unfavorable or if, for any other reason, the Adviser anticipates favorable movements in such rates.

While the holding of currencies will permit a Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes a Fund to risk of loss if such rates move in a direction adverse to a Fund’s position. Such losses could also adversely affect a Fund’s hedging strategies. Certain tax requirements may limit the extent to which a Fund will be able to hold currencies.

Swaps, Caps, Floors And Collars

The Funds may enter into swap contracts and other similar instruments in accordance with their investment objectives and policies. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a Fund may enter will generally involve an agreement to pay interest streams calculated by reference to interest income linked to a specified index in one currency in exchange for a specified index in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

The swaps in which a Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium) and the other party pays periodic amounts based on the movement of a specified index.

The Funds will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two returns. A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or other liquid securities.

Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The Dodd-Frank Act and related regulatory developments will ultimately require the clearing and exchange-trading of many over-the-counter derivative instruments that the CFTC and SEC recently defined as “swaps.” Mandatory exchange-trading and clearing will take place on a phased-in basis based on type of market participant and over-the-counter approval of contracts for central clearing. It is possible that developments in the swaps market, including additional government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. The Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Funds’ ability to enter into swap agreements.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

EMERGING MARKETS

The Funds may invest in emerging markets to the extent set forth in the Prospectuses or in other sections of this SAI, and these investments present greater risk than investing in foreign issuers in general.

A number of emerging markets restrict foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in the past, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is the risk that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which could have a detrimental effect on a Fund’s investments. Investing in many former communist countries involves the additional risk that the government or other executive or legislative bodies may decide not to continue to support the economic reform programs and could follow radically different political and/or economic policies to the detriment of investors, including non-market oriented policies such as the support of certain industries at the expense of other sectors or a return to a completely centrally planned economy. It is possible, particularly in markets in emerging market countries, that purported securities in which the Funds invest may subsequently be found to be fraudulent and as a consequence the Funds could suffer losses.

Additional risk factors include, but are not limited to, the following: varying custody, brokerage and settlement practices; difficulty in valuation and pricing; less public information about issuers of non-U.S. securities; less governmental regulation and supervision over the issuance and trading of securities; the unavailability of financial information regarding the non-U.S. issuer or the difficulty of interpreting financial information prepared under non-U.S. accounting standards; the imposition of withholding and other taxes; adverse political, social or diplomatic developments limitations on the movement of funds or other assets of an investor between different countries; difficulties in invoking the legal process outside the United States and enforcing contractual obligations; and the difficulty of assessing economic trends in non-U.S. countries. Investment in non-U.S. countries also involves higher brokerage and custodian expenses than does investment in U.S. securities traded on a U.S. securities exchange or market. The occurrence of adverse events affecting one particular emerging market country or region could have more widespread effect and adversely impact the global trading market for emerging market instruments. Many of the laws that govern private and foreign investment, securities transactions and other contractual relationships in certain emerging market countries, are relatively new and largely untested. As a result, an investor may be subject to a number of unusual risks, including inadequate investor protection, contradictory legislation, incomplete, unclear and changing laws, disregard of regulations on the part of other market participants, lack of established or effective avenues for legal redress, absence of standard practices and confidentiality customs characteristic of more developed markets and lack of consistent enforcement of existing regulations. Furthermore, it may be difficult to obtain and/or enforce a judgment in certain countries in which assets of an investor are invested. There can be no assurance that this difficulty in protecting and enforcing rights will not have a material adverse effect on an investor (such as a Fund) and its investments.

For Funds other than the World Selection Funds, the term “emerging markets” includes any country: (i) having an “emerging stock market” as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the International Bank for Reconstruction and Development (the “World Bank”); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market as described above. Currently, these countries generally include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

Company Debt. Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities held by a Fund. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Funds’ assets should these conditions recur.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The issuers of the sovereign debt securities in which the Funds may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest averages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including a Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market’s trading partners could also adversely affect the country’s exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than U.S. dollars or non-emerging market currencies, their ability to make debt payments denominated in U.S. dollars or non-emerging market currencies could be affected.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

Liquidity, Trading Volume, Regulatory Oversight. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. The lack of liquidity could have an adverse effect on the value of a Fund’s holdings, and on a Fund’s ability to dispose of such holdings in response to a specific adverse economic event, such as the deterioration in credit worthiness of a particular debtor. Some of the stocks of countries that may be selected by the Adviser for purchase or sale by a Fund may have insufficient market liquidity to allow the relevant Fund to purchase such stocks in such amounts or at such prices as the Adviser may deem reasonable for investment under such strategy and/or there may not be a readily available means by which the Fund can gain exposure to such country’s securities markets. Foreign investors in emerging markets may be limited in their ability to invest in certain industries. In addition, there is often a limit on total foreign holdings. To the extent that the ceiling has been reached in that industry, further investment by foreign investors may not be permitted. Accordingly, the ability of a Fund to invest in certain companies may be restricted, and there can be no assurance that additional restrictions on investments permissible for foreign investors will not be imposed in the future.

The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to the volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

Disclosure and regulatory standards in emerging markets are in many respects less stringent than U.S. standards. Issuers in lesser developed and emerging markets are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of such an issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. There is substantially less publicly available information about such issuers than there is about U.S. issuers. In addition, such issuers are not subject to regulations similar to the U.S. Sarbanes-Oxley Act of 2002, which imposes many restrictions and mandates on the activities of companies. There is less regulation and monitoring by regulators of lesser developed and emerging market securities markets and the activities of investors, brokers and other participants than in the United States. Moreover, issuers of securities in lesser developed and emerging markets are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, shareholder proxy requirements and the timely disclosure of information. There is also less publicly available information about lesser developed and emerging market companies than U.S. companies.

Default, Legal Recourse. The Funds may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A Fund’s ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. Moreover, if a Fund obtains a judgment in a U.S. court, it may be difficult to enforce such judgment in the emerging market because the emerging market may not be a party to any international treaty with respect to the recognition or enforcement of foreign judgments. Provisions of emerging markets laws regulate the enforcement of foreign judgments and such laws may contain broad exceptions and involve long delays in obtaining a judgment. For example, an emerging markets court may not enforce any foreign judgment if it viewed the amount of damages awarded as excessive or inconsistent with practice in that country. A party seeking to enforce a foreign judgment in an emerging market may also be required to obtain approval from the central bank of that emerging market to execute such judgment or to repatriate any amount recovered outside of the emerging market. The political context, expressed as an emerging market governmental issuer’s willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Certain Risks of Holding Assets Outside the United States. A Fund generally holds its non-U.S. securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and therefore expose a Fund to additional risk. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit a Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in higher operating expenses for the Fund as compared to funds that invest only in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

Inflation. Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Withholding. Income from securities held by a Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. A Fund’s NAV may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested.

Foreign Currencies. A Fund's investments in emerging markets securities involve risks relating to currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the foreign currencies in which the Fund's portfolio securities are denominated, and costs associated with conversion of investment principal and income from one currency into another. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund’s portfolio securities are denominated may have a detrimental impact on the Fund’s NAV.

EQUITY SECURITIES

The Funds may invest in equity securities including common stock, preferred stock, warrants or rights to subscribe to common stock and, in general, any security that is convertible into or exchangeable for common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Rights represent a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of that Fund to fluctuate.

Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects.

Investments in small companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of small companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Securities of companies considered to be growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economic uncertainty. Securities of companies considered to be value investments can continue to be undervalued for long periods of time and not realize their expected value.

EURODOLLAR AND YANKEE BANK OBLIGATIONS

The Funds may invest in Eurodollar bank obligations and Yankee bank obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent Yankee bank) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from freely flowing across its borders. Other risks include: adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers.

EXCHANGE TRADED FUNDS

ETFs are investment companies that are bought and sold on a securities exchange. An ETF generally represents a fixed portfolio of securities designed to track a particular market segment or index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting an opportunity to purchase securities directly. An investment in an ETF, like one in any investment company, carries the same risks as those of its underlying securities. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate or lose money. In addition, because they, unlike other investment companies, are traded on an exchange, ETFs are subject to the following risks: (i) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s NAV; (ii) an active trading market for an ETF may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. See also “Investment Company Securities” below.

EXCHANGE TRADED NOTES

The Funds (and certain of the Underlying Funds in the case of the World Selection Funds) may invest in ETNs, which are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed income securities and trade on a major exchange similar to shares of ETFs. However, this type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exists. The purpose of ETNs is to create a type of security that combines aspects of both bonds and ETFs. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. An investor’s decision to sell its ETN holdings may also be limited by the availability of a secondary market. If an investor must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If an investor holds its investment in an ETN until maturity, the issuer will give the investor a cash amount that would be equal to principal amount (subject to the day’s index factor). ETNs are also subject to counterparty credit risk and fixed income risk.

FIXED INCOME SECURITIES

The Funds may invest in fixed income securities. To the extent a Fund invests in fixed income securities, the value of the Fund’s investment may change as prevailing interest rates fluctuate. When interest rates decline, the value of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. A Fund’s investments in fixed income securities with longer terms to maturity or greater duration are subject to greater volatility than shorter-term obligations.

For purposes of any minimum requirements set forth herein that are based upon an NRSRO’s ratings categories, if no sub-categories or gradations are specified the requirement is determined without regard for sub-categories and gradations (i.e., all sub-categories and gradations within a particular category are acceptable). After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. A security that has had its rating downgraded or revoked may be subject to greater risk to principal and income, and often involve greater volatility of price, than securities in the higher rating categories. Such securities are also subject to greater credit risks (including, without limitation, the possibility of default by or bankruptcy of the issuers of such securities) than securities in higher rating categories.

Investment in obligations of foreign issuers may present a greater degree of risk than investment in domestic securities because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. See “Foreign Securities” below.

FLOATING AND VARIABLE RATE OBLIGATIONS

Certain obligations that the Funds may purchase may have a floating or variable rate of interest. The interest payable on instruments with floating or variable rates of interest changes in accordance with specified market rates or indices, such as the prime rates, and at specified intervals. Certain floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. The demand features of certain floating or variable rate obligations may permit the holder to tender the obligations to foreign banks, in which case the ability to receive payment under the demand feature will be subject to certain risks, as described under “Foreign Securities,” below.

Variable or floating rate demand notes may be issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity.

The Funds may also buy variable rate master demand notes. The terms of the obligations permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. A Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between a Fund and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, a Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria for the relevant Fund’s investment in money market instruments.

Investments in floating or variable rate securities may involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on U.S. Treasury bonds or bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on short notice at par plus accrued interest. While there is usually no established secondary market for issues of this type of security, the dealer that sells an issue of such securities frequently also offers to repurchase such securities at any time, at a repurchase price which varies and may be more or less than the amount the bondholder paid for them.

Because of the variable rate nature of the instruments, during periods when prevailing interest rates decline, a Fund’s yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, a Fund’s yield will increase and its shareholders will have reduced risk of capital depreciation. In certain cases, the interest rate index on which an instrument’s yield is based may not rise and fall to the same extent or as quickly as the general market for municipal obligations. These instruments are considered derivatives and the value of such instruments may be more volatile than other floating rate municipal obligations.

The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the obligation upon demand, or (ii) the period remaining until the obligation’s next interest rate adjustment. If not redeemed for a Fund through the demand feature, an obligation matures on a specified date that may range up to 30 years from the date of issuance.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

The Funds may invest in foreign currency exchange-related securities.

Foreign Currency Warrants. Foreign currency warrants such as Currency Exchange Warrants (SM) (“CEWs”(SM)), are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of prospective purchasers of the securities, is inherent in the international fixed income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required to either sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants) and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unaccrued obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (the “OCC”). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLs”(SM)) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” PERLs is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” PERLs are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLs may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper. Performance indexed paper (“PIPs”(SM)) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPs is established at maturity as a function of the spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

The Short Duration Fund has no current intention of investing in CEWs(SM), PERLs(SM) or PIPs(SM).

FOREIGN SECURITIES

The Funds may invest in foreign securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities, including those of emerging and frontier market issuers, are subject to additional risks, including international trade, political and regulatory risks. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, other taxes imposed by the foreign country on a Fund’s earnings, assets, or transactions, limitation on the removal of cash or other assets of a Fund, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. The currency in which a Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Furthermore, dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Additional costs associated with an investment in foreign securities may include higher custodial fees than those that apply to domestic custodial arrangements, and transaction costs of foreign currency conversions. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries.

Euro-Related Risks. The recent global economic crisis brought several small economies in Europe to the brink of bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or multilateral agencies and offices. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn that could significantly affect the value of a Fund’s European investments. The Economic and Monetary Union of the European Union (“EMU”) is comprised of the European Union members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary controls implemented by the EMU. The euro currency may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally. It is possible that EMU member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The effects of such an abandonment or a country’s forced expulsion from the euro on that country, the rest of the EMU, and global markets are impossible to predict, but are likely to be negative.

HIGH YIELD/HIGH RISK SECURITIES

The Funds may invest in high yield/high risk securities. Securities rated lower than Baa by Moody’s, or lower than BBB by S&P, are referred to as “non-investment grade,” “high yield” or “junk” bonds. In general, the market for lower rated, high-yield bonds is more limited than the market for higher rated bonds, and because their markets may be thinner and less active, the market prices of lower rated, high-yield bonds may fluctuate more than the prices of higher rated bonds, particularly in times of market stress. In addition, while the market for high-yield, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high-yield bond market, especially during periods of economic recession. Other risks that may be associated with lower rated, high-yield bonds include their relative insensitivity to interest-rate changes; the exercise of any of their redemption or call provisions in a declining market which may result in their replacement by lower yielding bonds; and legislation, from time to time, which may adversely affect their market. A description of the ratings used herein and in the Prospectuses is set forth in Appendix A to this SAI.

Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of the Funds to achieve their investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Funds were investing in higher quality securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of high yield securities defaults, the Funds may incur additional expenses to seek recovery. In the case of high yield securities structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes and, therefore, tend to be more volatile than securities that pay interest periodically and in cash. The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the daily NAV of the Funds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. The adoption of new legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any future legislation, and the probability of such legislation being enacted, is uncertain.

The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

ILLIQUID INVESTMENTS, RULE 144A SECURITIES, AND SECTION 4(2) SECURITIES (ALL FUNDS)

Each Fund may invest up to 15% of its net assets in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”) or commercial paper issued pursuant to Section 4(2) under the 1933 Act that are determined to be liquid in accordance with guidelines established by each Trust’s Board of Trustees. There may be delays in selling these securities and sales may be made at less favorable prices.

The Adviser may determine that a particular Rule 144A or Section 4(2) security is liquid and thus not subject to a Fund’s limits on investment in illiquid securities, pursuant to guidelines adopted by the Board of Trustees. Factors that the Adviser must consider in determining whether a particular Rule 144A security is liquid include the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutions might become, for a time, uninterested in purchasing these securities. Unaffiliated Underlying Funds that are mutual funds may have similar policies.

INVERSE FLOATING RATE OBLIGATIONS

The Fund may invest in inverse floating rate obligations (“inverse floaters”). Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London InterBank Offered Rate). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. In addition, like most other fixed income securities, the value of inverse floaters will generally decrease as interest rates increase. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater Collateralized Mortgage Obligations (“CMOs”) exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying mortgage assets.

INVESTMENT COMPANY SECURITIES

Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, an investor becomes a shareholder of that investment company. As a result, a Fund’s shareholders indirectly will bear the underlying fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses a Fund’s shareholders directly bear in connection with a Fund’s own operations.

Generally, under the 1940 Act and related rules, a Fund may purchase an unlimited amount of shares of an affiliated fund or a money market fund. A Fund may also purchase shares of an unaffiliated fund as long as: (i) the Fund doesn’t invest more than 5% of its total assets in the securities of any one investment company (ETF or other mutual funds); (ii) the Fund doesn’t own more than 3% of the outstanding voting stock of any one investment company; or (iii) the Fund doesn’t invest more than 10% of its total assets in the securities of other investment companies. A Fund may exceed the limits if (i) the unaffiliated fund or the Fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund; and (ii) the unaffiliated fund and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, a Fund may exceed the 5% limitation and the 10% limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by FINRA for funds of funds.

The World Selection Funds invest primarily in a combination of Affiliated Underlying Funds and Unaffiliated Underlying Funds, to the extent permitted by the 1940 Act. Under the 1940 Act, the World Selection Funds may purchase an unlimited amount of shares of any Affiliated Underlying Fund. In addition, with respect to purchasing shares of any Unaffiliated Underlying Funds, the World Selection Funds are generally subject to the following restrictions, depending on the circumstances:

  If the Fund invests in shares of Unaffiliated Underlying Funds in reliance on Section 12(d)(1)(A) of the 1940 Act, (i) the Fund may invest only up to 5% of its total assets in the securities of any one investment company (ETFs or mutual funds); (ii) a Fund may not own more than 3% of the outstanding voting stock of any one investment company; and (iii) a Fund may not invest more than 10% of its total assets in the securities of other investment companies.

  If the Fund invests in shares of Unaffiliated Underlying Funds in reliance on Section 12(d)(1)(F) of the 1940 Act and Rule 12d1-3 thereunder, the holdings of the Fund and all of its affiliated persons (including other Funds) in an Unaffiliated Underlying Fund are limited to 3% of the total outstanding shares of the Unaffiliated Underlying Fund, measured at the time of purchase. In addition, the Unaffiliated Underlying Funds whose shares are held pursuant to this exception may limit redemptions payable to the investing Funds to 1% of the Unaffiliated Underlying Fund’s total outstanding shares during any period of less than thirty days.

The Trust may, in the future, seek to achieve the investment objective of the BRIC Equity Fund, China Equity Fund and India Equity Fund by investing all of their assets in an open-end management investment company having substantially the same investment objective, policies and restrictions as the Funds (i.e., under a master/feeder arrangement). In such event, the investment advisory contracts for the Funds would be terminated. Such change would be made only if the Trustees of the Trust believe that the aggregate per share expenses of a Fund and such other investment company will be less than or approximately equal to the expenses which the Fund would incur if the Trust was to continue to retain the services of an investment adviser for the Fund and the assets of the Funds were to continue to be invested directly in portfolio securities.

Investments in securities issued by other investment companies present the following risks:

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause a Fund to underperform other similar funds or cause you to lose money, and that a Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that a Fund may invest in underlying funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the underlying funds or otherwise.

MONEY MARKET SECURITIES

Each Fund’s investments in money market instruments will consist of: (i) short-term obligations of the U.S. Government, its agencies and instrumentalities; (ii) other short-term debt securities rated A or higher by Moody’s or S&P or, if unrated, of comparable quality in the opinion of the Adviser ; (iii) commercial paper, including master demand notes; (iv) bank obligations, including certificates of deposit, bankers’ acceptances and time deposits; (v) repurchase agreements; and (vi) shares of money market funds, which may include the Prime Money Market Fund. Securities issued or guaranteed as to principal and interest by the U.S. Government include a variety of Treasury securities, which differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the Treasury.

Considerations of liquidity and preservation of capital mean that a Fund may not necessarily invest in money market instruments paying the highest available yield at a particular time.

MORTGAGE DOLLAR ROLL TRANSACTIONS

A Fund may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). In a dollar roll transaction, a Fund sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, a Fund will not be entitled to receive any interest or principal paid on the securities sold. A Fund is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. A Fund may also be compensated by receipt of a commitment fee.

MORTGAGE-RELATED SECURITIES

The Funds may invest in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including CMOs. Interest and principal payments on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Mortgage-backed securities currently offer yields higher than those available from many other types of fixed income securities, but because of their prepayment aspects, their price volatility and yield characteristics will change based on changes in prepayment rates.

There are two methods of trading mortgage-backed securities. A specific pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical mortgage transaction, called a TBA (to be announced) transaction, in which the type of mortgage securities to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. For example, in a TBA transaction an investor could purchase $1 million of 30-year FNMA 9% mortgages and receive up to three pools on the settlement date. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. For example, an investor may request pools with particular characteristics, such as those that were issued prior to January 1, 1990. The most detailed specification of the trade is to request that the pool number be known prior to purchase. In this case, the investor has entered into a specific pool transaction. Generally, agency pass-through mortgage-backed securities are traded on a TBA basis. The specific pool numbers of the securities purchased do not have to be determined at the time of the trade.

Mortgage-backed securities have yield and maturity characteristics that are dependent on the mortgages underlying them. Thus, unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on these securities include both interest and a partial payment of principal. In addition to scheduled loan amortization, payments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. Such prepayments may significantly shorten the effective durations of mortgage-backed securities, especially during periods of declining interest rates. Similarly, during periods of rising interest rates, a reduction in the rate of prepayments may significantly lengthen the effective durations of such securities.

Investment in mortgage-backed securities poses several risks, including interest rate, prepayment, market, and credit risk. Interest rate risk reflects the risk that, as interest rates rise, the value of mortgage-backed securities generally can be expected to fall. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

The recent financial downturn—particularly the increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment—has adversely affected the market for mortgage-related securities. In addition, various market and governmental actions may impair the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors have caused certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. Government will take further action to support the mortgage-related securities industry, as it has in the past, should the economic downturn continue or the economy experience another downturn. Further, recent legislative action and any future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that a Fund could realize losses on mortgage-related securities.

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by the GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration (“FHA”) insured or Department of Veterans Affairs (“VA”) guaranteed mortgages. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the 12 Federal Home Loan Banks. FHLMC issues participation certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In September 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The steps taken in connection with the conservatorship are both intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

The assets underlying mortgage-related securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

FHLMC CMOs. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds. Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities -- Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Stripped Mortgage-Backed Securities (“SMBS”). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or IO class), while the other class will receive all of the principal (the principal-only or PO class). The cash flow and yields on IO and PO classes can be extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Mortgage-Backed Securities and Asset-Backed Securities - Types of Credit Support. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

OTHER DEPOSITARY RECEIPTS (CDRS, EDRS, GDRS)

The Funds may invest in depositary receipts. European Depositary Receipts (“EDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Global Depositary Receipts (“GDRs”) are issued globally and evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe and GDRs are designed for trading in non-U.S. securities markets. The Funds may invest in EDRs, CDRs and GDRs through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to holders of such receipts in respect of the deposited securities.

There are certain risks associated with investments in unsponsored depositary programs. Because the non-U.S. company does not actively participate in the creation of the depositary program, the underlying agreement for service and payment will be between the depositary and the shareholder. The company issuing the stock underlying the depositary receipts pays nothing to establish the unsponsored facility, as fees for depositary receipt issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment. In an unsponsored depositary program, there also may be several depositaries with no defined legal obligations to the non-U.S. company. The duplicate depositaries may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

In addition, with respect to all depositary receipts, there is always the risk of loss due to currency fluctuations.

PRIVATE EQUITY SECURITIES

The World Selection Funds may invest in private equity securities. Listed private equity companies are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity risk, industry risk, non-U.S. security risk, currency risk, valuation risk, credit risk, managed portfolio risk and derivatives risk.

REAL ESTATE SECURITIES

The Funds may invest in real estate investment trusts (“REITs”). REITs pool investors’ funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distributes to its shareholders substantially all of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Funds will not invest in real estate directly, but only in securities issued by real estate companies. However, the Funds may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from the environmental problems, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants, and changes in interest rates.

REPURCHASE AGREEMENTS

The Funds may invest in repurchase agreements collateralized by U.S. Government securities, U.S. Treasuries, certificates of deposit and certain bankers’ acceptances. Repurchase agreements are transactions by which a portfolio or fund purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Repurchase agreements involve certain risks not associated with direct investments in the underlying securities. In the event of a default or bankruptcy by the seller, a Fund will seek to liquidate such collateral. The exercise of a Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. Repurchase agreements are considered to be loans by an investment company under the 1940 Act.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of a Fund and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. While the management of the Trusts and the Portfolio Trust acknowledge these risks, it will attempt to control such risks through stringent security selection criteria and careful monitoring procedures.

SHORT SALES

The Funds may make short sales of securities as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with short sales of securities, the Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that the Adviser determines to be liquid in accordance with procedures established by the Board of Trustees and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. A Fund will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

SHORT-TERM TRADING

The Funds may engage in short-term trading. Although the Funds will not make a practice of short-term trading, purchases and sales of securities will be made whenever necessary or desirable in the management’s view to achieve the investment objective of a Fund. A change in the securities held by a Fund is known as “portfolio turnover.” Management does not expect that in pursuing a Fund’s investment objective unusual portfolio turnover will be required and intends to keep turnover to a minimum consistent with each Fund’s investment objective. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The management believes unsettled market economic conditions during certain periods require greater portfolio turnover in pursuing a Fund’s investment objectives than would otherwise be the case. A higher incidence of portfolio turnover will result in greater transaction costs to a Fund.

SOVEREIGN AND SUPRANATIONAL DEBT OBLIGATIONS

The Funds may invest in sovereign and supranational debt obligations. Debt instruments issued or guaranteed by foreign governments, agencies, and supranational (“sovereign debt obligations”), especially sovereign debt obligations of developing countries, may involve a high degree of risk, and may be in default or present the risk of default. The issuer of the obligation or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors. The total public debt of governments as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high levels of debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may increase borrowing costs and cause a government to issue additional debt, thereby increasing the risk of refinancing. A high national debt also raises concerns that a government may be unable or unwilling to repay the principal or interest on its debt. Unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns.

SPECIAL RISK FACTORS AFFECTING BRAZIL

BRIC Equity Fund may invest in securities of Brazilian issuers. Investing in Brazil involves risk and special considerations not typically associated with investing in other more established economies or securities markets. These risks are described in greater detail below.

Brazil is the largest country in South America, the fifth largest in the world in both area and population and is home to vast amounts of natural resources. Brazil's population in 2010 was estimated at about 191 million people who are descendants from indigenous tribes and European immigrants. This multiracial population lives in diverse socioeconomic conditions, from the urban cities of Sao Paolo to the undeveloped trading posts of the distant regions. Industrial development has been concentrated in specific areas. Brazil's disenfranchised population is a source of many of the country's social problems.

Characterized by large and well-developed agricultural, mining, manufacturing, and service sectors, Brazil's economy outweighs that of all other South American countries and is expanding its presence in world markets. The three pillars of the economic program put in place by former President Cardoso and strengthened by former President Lula da Silva and current President Dilma Rousseff are a floating exchange rate, an inflation-targeting regime, and tight fiscal policy, all reinforced by a series of IMF programs that contribute to the resiliency of the Brazilian economy. The most important economic vulnerabilities of Brazil are unemployment and the large government debt burden in relation to Brazil's small, but expanding export base.

The Brazilian government has exercised and continues to exercise substantial influence over many aspects of the private sector by legislation and regulation, including regulation of prices and wages. The Brazilian government has, in the past, limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of the real (Brazil’s currency), extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes. Future economic policies of the Brazilian government may also affect the liquidity of the Brazilian stock market.

Brazilian law imposes certain limitations and controls which generally affect foreign investors in Brazil. Under current Brazilian law, the Fund may repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Brazilian securities. Exchange control regulations, which may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors, may limit the Fund’s ability to make sufficient distributions, within applicable time periods, to qualify for the favorable U.S. tax treatment afforded to regulated investment companies. In addition, under current Brazilian law, whenever there occurs a serious imbalance in Brazil’s balance of payments or serious reasons to foresee the imminence of such an imbalance, the Brazilian Monetary Council may, for a limited period, impose restrictions on foreign capital remittances abroad.

SPECIAL RISK FACTORS AFFECTING CHINA

The BRIC Equity Fund and the China Equity Fund may invest in the securities of Chinese issuers. Investing in China involves risk and special considerations not typically associated with investing in other more established economies or securities markets. These risks are described in greater detail below.

Political and Economic Factors. The laws, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of the Funds’ portfolio. After the formation of the Chinese socialist state in 1949, the Chinese government renounced various debt obligations and nationalized private assets without compensation. There can be no assurance that the Chinese government will not take similar actions in the future.

Only recently has China loosened some of its controls with respect to foreign investment to permit private economic activity. Under the economic reforms implemented by the Chinese government, the Chinese economy has experienced tremendous growth. However, there is no guarantee that the Chinese government will continue its current economic reforms or that the growth of the Chinese economy will be sustained in the future. Economic growth in China has historically been accompanied by periods of high inflation. If measures adopted by the Chinese government to counter inflation do not succeed, and if inflation were to worsen, the Chinese economy could be adversely affected.

The Chinese government continues to be an active participant in many economic sectors through ownership positions in Chinese companies and other forms of regulation. Certain government policies may result in the preferential treatment of particular sectors or companies and may have a significant effect on the Chinese economy. Exports and trade are integral to the Chinese economy. As a result, adverse changes to the economic conditions of China’s primary trading partners, such as the United States, Japan and South Korea, could adversely impact the Chinese economy.

China operates under a civil law system, in which court precedent is not binding. The law is controlled exclusively through written statutes. Because there is no binding precedent to interpret existing statutes, there is also uncertainty regarding the implementation of existing law.

Investments in Hong Kong are also subject to certain political risks. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. In 1997, Great Britain handed over control of Hong Kong to the Chinese mainland government. Since that time, Hong Kong has been governed by a semi-constitution known as the Basic Law, which guarantees a high degree of autonomy with regard to its political, legal and economic systems for a period of at least 50 years. China controls matters that relate to defense and foreign affairs. The chief executive of Hong Kong is appointed by the Chinese government. Hong Kong is able to participate in international organizations and agreements and it continues to function as an international financial center, with no exchange controls, free convertibility of the Hong Kong dollar and free inward and outward movement of capital. However, there is no guarantee that China will continue to honor Hong Kong’s autonomy, and China may change its policies regarding Hong Kong at any time. If China were to exert its authority so as to alter the economic, political, or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

Chinese Securities Markets. The China Securities Regulation Commission (“CSRC”) supervises the two official stock exchanges in mainland China, the Shanghai Stock Exchange and the Shenzhen Securities Exchange. The Shanghai and Shenzhen Stock Exchanges are substantially smaller, less liquid and more volatile than the major securities markets in the United States. In comparison to the mainland Chinese securities markets, the securities markets in Hong Kong are relatively well developed. Chinese securities markets have a limited operating history and are not as developed as those in the United States or some other countries.

Market regulation, disclosure and other regulatory standards in China are less stringent than in the United States. Chinese issuers generally disclose substantially less publicly available information than U.S. issuers are required to disclose. As a result, Chinese issuers may not make disclosure of certain material information. Additionally, Chinese issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers.

Investments in B-Shares, H-Shares, Red Chip Companies and P-Chip Companies. The BRIC Equity Fund intends only to invest in H-Shares and Red Chip Companies and the China Equity Fund intends to invest in B-Shares, H-Shares, Red Chip Companies and P-Chip Companies.

B-Shares. B-Shares are shares of companies listed on the Shanghai or Shenzhen Stock Exchange and are quoted and traded in foreign currencies (currently Hong Kong Dollars and U.S. Dollars) and are generally the only class of shares listed on the Shanghai and Shenzhen Stock Exchanges available to foreign investors other than qualified foreign institutional investors (“QFIIs”). The market for B- Shares in China is relatively illiquid so that market opportunities will be limited as compared to other major international stock markets.

H- Shares. The Funds may invest in shares of Chinese companies that are listed on the Hong Kong Stock Exchange. H-Shares are traded in Hong Kong dollars and must meet Hong Kong’s listing and disclosure requirements. H-Shares may be traded by foreigners.

Red Chip Companies. Red Chip Companies are companies with controlling Chinese shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange. Shares of such companies are traded in Hong Kong dollars on the Hong Kong Stock Exchange. Shares of Red Chip Companies may be traded by foreigners.

P-chip Companies. P-chip Companies are companies with controlling private Chinese shareholders that are listed on a stock exchange outside mainland China (e.g., Singapore).

Foreign Exchange Controls and Foreign Currency Considerations. Chinese law requires that all domestic transactions must be settled in Chinese currency, the Renminbi, places significant restrictions on the remittance of foreign currency and strictly regulates currency exchange from Renminbi. Foreign investors may only exchange foreign currencies at specially authorized banks after complying with documentation requirements. These restrictions may adversely affect foreign investors. Additionally, there is currently no market in which the Funds may engage in hedging transactions to minimize Renminbi foreign exchange risk, and there can be no guarantee that instruments suitable for hedging currency will be available at any time in the future.

SPECIAL RISK FACTORS AFFECTING INDIA

The BRIC Equity Fund and India Equity Fund may invest in the securities of Indian issuers. Investing in India involves risk and special considerations not typically associated with investing in other more established economies or securities markets. These risks are described in greater detail below.

Investments by Foreign Institutional Investors. There are controls and restrictions exercised by the Indian government and Indian regulatory bodies over foreign investment in securities of Indian issuers. Those foreign investors qualified as “Foreign Institutional Investors” (“FIIs”) may invest predominantly in exchange traded securities (including securities that are to be listed or approved on the over-the-counter exchange of India) subject to the guidelines for Direct Foreign Investments by FIIs in India (the “Guidelines”) published in a September 14, 1992 Press Note issued by the Government of India, Ministry of Finance, Investment Division. To qualify to trade in India, an FII must apply for registration to the Securities and Exchange Board of India (“SEBI”) and to the Reserve Bank of India. SEBI is instructed by the Guidelines to consider the track record of the FII, its professional competence, financial soundness, experience and other relevant criteria. SEBI must also be satisfied that suitable custodial arrangements are in place for the Indian securities. A FII must seek renewal of this status every five years, for which there can be no guarantee that regulatory approval will be forthcoming. FIIs are required to observe certain investment restrictions, including an ownership ceiling.

There is no assurance that any of the aforementioned investment control regimes will not be changed or modified in any way that may make it more difficult or impossible for the India Equity Fund and the BRIC Equity Fund to implement their investment objectives or repatriate their income, gains and initial capital.

Investment Factors Unique to India. The government of India exercises significant influence over many aspects of the Indian economy, and the number of public sector enterprises in India is substantial. Accordingly, government actions in India in the future could have a significant effect on its economy, which could affect private sector companies, market conditions, and prices and yields of Indian securities.

Religious and border disputes persist in India. India has from time to time experienced civil unrest and hostilities with neighboring countries such as Pakistan. Several Indian states have active separatist movements that the government is confronting. The longstanding dispute with Pakistan over the bordering Indian state of Jammu and Kashmir remains unresolved. If the Indian government is unable to control the negative effects of these tensions, including violence and civil disruptions, the results could destabilize the economy.

Exchange Controls and the Ability to Repatriate Investments. The Indian Foreign Exchange Management Act, 1999 and the rules, regulations and notifications issued thereunder control the ability of the Funds to invest in Indian securities, exchange Indian rupees into U.S. dollars and repatriate investment income, capital and proceeds of sales realized from investments in Indian securities. There is no assurance that the Indian government will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to FIIs in such a way that may adversely affect the ability of the Funds to repatriate their respective income and capital in the future. Such a condition may prompt the Board of Trustees to suspend redemptions for an indefinite period. If for any reason a Fund is unable, through borrowing or otherwise, to distribute an amount equal to substantially all of their respective investment company taxable income (as defined for U.S. tax purposes, without regard to the deduction for dividends paid) within the applicable time periods, the Fund would cease to qualify for the favorable tax treatment afforded to regulated investment companies under the U.S. Code.

Limited Share Ownership. A limited number of persons or entities hold a high proportion of the shares of many Indian issuers. This limits the number of shares available for investment by the Funds. In addition, further issuances, or the perception that such further issuances may occur, of securities by Indian issuers in which the Funds have invested could dilute the earnings per share of the Funds’ investment and could adversely affect the market price of such securities. Sales of securities by such issuer’s major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, the Funds’ investment. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of the Indian securities markets may also affect the Funds’ ability to acquire or dispose of securities at the price and time that it desires.

Indian stock exchanges, including The Stock Exchange, Mumbai and the National Stock Exchange of India, have in the past experienced substantial fluctuations in the prices of their listed securities. They have also experienced problems such as temporary exchange closures, broker defaults, settlement delays and broker strikes that, if they reoccur, could affect the market price and liquidity of Indian securities. In addition, the governing bodies of the various Indian stock exchanges have from time to time imposed restrictions on trading in certain securities, limitations on price movements and margin requirements. There have also been delays and errors in share allotments relating to initial public offerings, which in turn affect overall market sentiment and lead to fluctuations in the market prices of the securities of those companies and others.

SPECIAL RISK FACTORS AFFECTING RUSSIA

The Fund may invest in securities of Russian issuers. Investing in Russia involves risk and special considerations not typically associated with investing in other more established economies or securities markets. These risks are described in greater detail below.

Since the breakup of the Soviet Union in December of 1991, Russia has experienced and continues to experience dramatic political and social instability, that is also manifested in increased crime rates, terrorism, public corruption and conflicts that could rise to the level of regional war. In addition, the governmental efforts of transforming the economy into an efficient structure enabling Russia to compete in international markets and serve the needs of its citizens have failed to date. In this unstable environment it is very difficult to predict how dramatically economic policies implemented by the government in the future would affect foreign investors.

The relatively recent formation, inexperience, extreme price volatility, illiquidity, low trading volume and the limited issuer representation of few industry sectors of the Russian securities market present a variety of problems that are not encountered on more developed national securities markets. The delays in the Russian share registration system or share custody by licensed Russian sub-custodians could affect efficient portfolio maintenance and timely execution of transactions thereby presenting a potential for loss. In addition, should a loss occur due to an error it may be problematic to obtain and/or enforce legal judgment, especially in light of the fact that investor regulatory protection in general and foreign investor protection in particular is limited. There are less stringent auditing and financial reporting standards compared to those that apply to issuers in the U.S. and the available statistical information could be inaccurate. As a result, it is very difficult to obtain material information about issuer or to assess the financial condition of Russian companies.

Russia's dependence on the export of its commodities makes it vulnerable to any weakening in global demand for these commodities that could put devaluation pressure on the exchange rate. These adverse currency exchanges rates and the lack of available currency hedging instruments present a high degree of currency risk to foreign investors.

There is a great risk that nationalization, expropriation, dilution, default, excessive or confiscatory taxation, devaluation similar to the August 1998 sudden ruble devaluation would take place that could potentially involve total loss of investments.

U.S. GOVERNMENT SECURITIES

The Funds may invest in U.S. Government securities to the extent set forth in the Prospectuses and this SAI. U.S. Government securities include bills, notes, and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. Government.

Some U.S. Government securities are supported by the direct full faith and credit pledge of the U.S. Government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agencies’ obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. Government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

WARRANTS

A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Once a warrant expires, it has no value in the market. Warrant positions will not be used to increase the leverage of a Fund. Consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The Funds may purchase securities on a when-issued or delayed-delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the transaction. The when-issued securities are subject to market fluctuation and no interest accrues to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself in which case there could be an unrealized loss at the time of delivery. If the other party to a when-issued transaction fails to deliver or pay for the security, a Fund could miss a favorable price or yield opportunity or suffer a loss.

The Short Duration Fund may invest in “when-issued” municipal obligations. New issues of municipal obligations may be offered on a “when-issued” or “forward delivery” basis. The payment obligation and the interest rate that will be received on the municipal obligations offered on this basis are each fixed at the time the Fund commits to the purchase, although settlement, i.e., delivery of and payment for the municipal obligations, takes place beyond customary settlement time (but normally within 45 days of the commitment). Between the time the Fund commits to purchase the “when-issued” or “forward delivery” municipal obligation and the time delivery and payment are made, the “when-issued” or “forward delivery” municipal obligation is treated as an asset of the Fund and the amount that the Fund is committed to pay for that municipal obligation is treated as a liability of the Fund. No interest on a “when-issued” or “forward delivery” municipal obligation is accrued by the Fund until delivery occurs. Although the Fund only makes commitments to purchase “when-issued” or “forward delivery” municipal obligations with the intention of actually acquiring them, the Fund may sell these obligations before the settlement date if deemed advisable by the Adviser.

Purchasing municipal obligations on a “when-issued” or “forward delivery” basis can involve a risk that the yields available in the market on the settlement date may actually be higher (or lower) than those obtained in the transaction itself and, as a result, the “when-issued” or “forward delivery” municipal obligation may have a lesser (or greater) value at the time of settlement than a Fund’s payment obligation with respect to that municipal obligation. Furthermore, if a Fund sells the “when-issued” or “forward delivery” municipal obligation before the settlement date or if a Fund sells other obligations from the Fund’s portfolio in order to meet the payment obligations, the Fund may realize a capital gain, which is not exempt from federal income taxation.

Municipal obligations purchased on a “when-issued” or “forward delivery” basis and the securities held in a Fund’s portfolio are subject to changes in value (both generally changing in the same way, that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. In order to invest a Fund’s assets immediately, while awaiting delivery of securities purchased on a “when-issued” or “forward delivery” basis, short-term obligations that offer same day settlement and earnings normally are purchased. Although short-term investments normally are in tax-exempt securities, short-term taxable securities may be purchased if suitable short-term tax-exempt securities are not available. At the time a Short Duration Fund enters into a transaction on a “when-issued” or forward delivery basis, it will segregate cash, cash equivalents or high quality debt securities equal to the amount of the “when-issued” or “forward delivery” commitment. For the purpose of determining the adequacy of the securities segregated, the securities are valued at market value. If the market value of such securities declines, additional cash or high quality debt securities are segregated daily so that the value of the segregated securities equals the amount of a Fund’s commitments. On the settlement date of the “when-issued” or “forward delivery” securities, the Fund’s obligations are met from then-available cash flow, sale of segregated securities, sale of other securities or, although not normally expected, from sale of the “when-issued” or “forward delivery” securities themselves (which may have a value greater or lesser than a Fund’s payment obligations).

WRITING COVERED CALLS

The Funds may seek to earn premiums by writing covered call options against some of the securities in their portfolios provided the options are listed on a national securities exchange. A call option is “covered” if a Fund owns the underlying securities covered by the call. The purchaser of the call option obtains the right to acquire these securities at a fixed price (which may be less than, the same as, or greater than the current market price of such securities) during a specified period of time. A Fund, as the writer of the option, forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit.

A Fund retains the risk of loss should the price of the underlying security decline below the purchase price of the underlying security minus the premium.

ZERO COUPON OBLIGATIONS

The Funds may invest in zero coupon obligations, which are fixed income securities that do not make regular interest payments. Instead, zero coupon obligations are sold at substantial discounts from their face value. A Fund will accrue income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy a Fund’s distribution obligations, in which case the Fund will forego the purchase of additional income-producing assets with these funds. The difference between a zero coupon obligation’s issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero coupon obligations may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon obligation prices may also exhibit greater price volatility than ordinary fixed income securities because of the manner in which their principal and interest are returned to the investor.

PORTFOLIO TURNOVER

For the purposes of this section, the term “Adviser” also includes the Subadvisers for the Funds.

The Adviser manages each Fund generally without regard to restrictions on portfolio turnover. In general, a Fund will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. The Adviser engages in portfolio trading for a Fund if it believes a transaction net of costs (including custodian charges) will help achieve the investment objective of the Fund. In managing a Fund’s portfolio, the Adviser seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. Expenses to each Fund, including brokerage commissions, and the realization of capital gains that are taxable to the Fund’s shareholders tend to increase as the portfolio turnover increases.

For the fiscal years ended October 31, 2012 and 2011, the portfolio turnover rate for each Fund or its Underlying Portfolio(s) was:

Fund*	2012	2011
Growth Fund^	53%	56%
Opportunity Fund ^	59%	69%
Advisor Opportunity Fund^	59%	69%
Aggressive Strategy Fund	71%	71%
Balanced Strategy Fund	62%	74%
Moderate Strategy Fund	61%	63%

Fund*	2012	2011
Conservative Strategy Fund	59%	54%
Income Strategy Fund	31%	N/A
* The Short Duration Fund and Global Funds have not commenced operations as of the date of this SAI. The Income Strategy Fund commenced operations on March 20, 2012.
^ For each of the Feeder Funds, the turnover rate is calculated based upon the Fund’s interest in the Underlying Portfolio in which the Fund invested.

If a Fund (or Portfolio) has a high portfolio turnover rate (e.g. 100% or more), transaction costs incurred by the Fund (or Portfolio), and the realized capital gains and losses may be greater than those of a Fund (or Portfolio) with a lesser portfolio turnover rate. See “Portfolio Transactions” and “Tax Matters.”

PORTFOLIO TRANSACTIONS

For the purposes of this section, the term “Adviser” also includes the Subadvisers for the Funds, and the term “Fund” includes the relevant Portfolio.

The Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. The Trusts have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities for the Funds. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of each Fund’s shareholders rather than by any formula. In placing orders for each Fund, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although each Fund does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer’s general execution and operational facilities, the type of transaction involved and other factors such as the dealer’s risk in positioning the securities. To the extent consistent with applicable legal requirements, the Adviser may place orders for the purchase and sale of investments for a Fund with a broker-dealer affiliate of the Adviser.

The Adviser may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer that has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising several of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing each Fund. The management fee paid from each Fund is not reduced because the Adviser and its affiliates receive such services.

Generally, fixed income securities and money market securities are traded on a principal basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with HSBC Bank USA, N.A. (“HSBC Bank”), the Adviser, a Fund or Foreside Distribution Services, L.P. (“Foreside” or the “Distributor”) are prohibited from dealing with a Fund as a principal in the purchase and sale of securities except in accordance with regulations adopted by the SEC. A Fund may purchase municipal obligations from underwriting syndicates of which the Distributor or other affiliate is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act. Under the 1940 Act, persons affiliated with the Adviser, a Fund or the Distributor may act as a broker for the Fund. In order for such persons to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by such persons must be reasonable and fair compared to the commissions, fees or other remunerations paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliate to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Trustees of the Trusts regularly review any commissions paid by the Funds to affiliated brokers. The Funds will not do business with nor pay commissions to affiliates of the Adviser in any portfolio transactions where they act as principal.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Adviser may cause a Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in the 1934 Act) to the Adviser an amount of commission for effecting a securities transaction for a Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction, provided the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or its respective overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising each Fund.

The term “brokerage and research services” includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement. Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Funds and the Adviser’s other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement. The SEC has published interpretative guidance that tightened previously existing standards concerning the types of expenses that qualify for the Section 28(e) safe harbor and set forth certain steps that investment advisers would need to take in order to ensure such qualification.

Investment decisions for each Fund and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought for certain clients even though it could have been sold for other clients at the same time, and a particular security may be sold for certain clients even though it could have been bought for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. In some instances, one client may sell a particular security to another client. Two or more clients may simultaneously purchase or sell the same security, in which event each day’s transactions in that security are, insofar as practicable, averaged as to price and allocated between such clients in a manner which in the Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. In addition, when purchases or sales of the same security for a Fund and for other clients of the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchases or sales. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients in terms of the price paid or received or of the size of the position obtainable. It is recognized that, in some cases, this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, the Adviser believes that the Funds’ ability to participate in volume transactions will produce better executions for the Funds.

The Board has adopted a policy to ensure compliance with Rule 12b-1(h) under the 1940 Act in the selection of broker-dealers to execute portfolio transactions for the Funds. Generally, Rule 12b-1(h) prohibits the Funds from compensating a broker-dealer for promotion or sale of Fund shares by directing to the broker-dealer securities transactions or remuneration received or to be received from such portfolio securities transactions.

If a Fund invests primarily in fixed income securities, it is anticipated that most purchases and sales will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, such Funds would not ordinarily pay significant brokerage commissions with respect to their securities transactions.

In the United States and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter’s commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer’s mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by each Fund’s investment advisory contract, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present, no arrangements for the recapture of commission payments are in effect.

For the fiscal years ended October 31, 2012, 2011 and 2010, the Funds (or the corresponding Underlying Portfolios) paid aggregate brokerage commissions as shown in the following table:

Fund*	2012	2011	2010
Growth Portfolio^	$59,902	$72,811	$138,316
Opportunity Portfolio^	$207,534	$241,489	$260,342
Income Strategy Fund	$2	N/A	N/A

* Each of the World Selection Funds bears a proportionate share of the amounts applicable to the Affiliated Underlying Funds, to the extent of its investment in Affiliated Underlying Funds. The Short Duration Fund and Global Funds have not commenced operations as of the date of this SAI. The Income Strategy Fund commenced operations on March 20, 2012.

^ Each of the Feeder Funds bears a proportionate share of the amounts applicable to the Underlying Portfolio, to the extent of their investment in the Underlying Portfolio.

During the fiscal year ended October 31, 2012, the Funds did not acquire any securities issued by their regular brokers or dealers, or their parent companies. (For these purposes a regular broker or dealer includes any of the (a) ten brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the Trusts’ portfolio transactions during the their most recent fiscal year, (b) ten brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Trusts during their most recent fiscal year, or (c) ten brokers or dealers that sold the largest dollar amount of securities of the Funds during the Trusts’ most recent fiscal year.)

DISCLOSURE OF PORTFOLIO HOLDINGS

The Boards of Trustees of the Trusts have adopted policies and procedures relating to disclosure of each Trust’s portfolio securities (the “Policy”). The Policy is designed to ensure disclosure of holdings information where necessary to each Trust’s operation or useful to each Trust’s shareholders without compromising the integrity or performance of such Trust. Disclosure of information regarding the portfolio holdings of the Funds occurs only upon the determination, by the Trusts’ Chief Compliance Officer (“CCO”), that such disclosure is in the best interests of the Funds’ shareholders and that it does not present a conflict of interest between the shareholders and the Adviser, principal underwriter, or any affiliated person of the Fund, the Adviser, its principal underwriter, or any subadviser of the Funds.

Pursuant to applicable law, the Trusts are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter. The Trusts disclose a complete schedule of investments in each Semi-Annual Report and Annual Report to Shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to shareholders, but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. These reports are also available, free of charge, on the Trusts’ website at www.investorfunds.us.hsbc.com.

The Trusts’ website also provides information about each Fund’s top 10 holdings, sector holdings and other characteristics data as of the end of the most recent month. The Trusts may publish the Funds’ full portfolio holdings thirty (30) days after the end of each month. This information is available until updated as of the following month. The information on the Trusts’ website is publicly available to all categories of persons.

The Trusts or the Adviser may share non-public holdings information of the Trusts sooner than 60 days of the end of the fiscal quarter with the Adviser and other service providers to the Trusts (including the Trusts’ custodian, the Sub-Administrator; and pricing services such as FT Interactive). In addition, the Trusts may share non-public holdings information with mutual fund ranking and NRSROs, including Standard & Poor’s Corporation, Morningstar, Lipper Analytical Services and Bloomberg L.P. These service providers and other entities owe contractual, fiduciary, or other legal duties of confidentiality to the Trusts or the Adviser that foster reasonable expectations that holdings information will not be misused. The Trusts’ officers may authorize disclosure of the Trusts’ holdings portfolio information to service providers where such service provider needs information to fulfill its duties.

The Trusts may also disclose information about portfolio holdings to mutual fund evaluation services that agree not to disclose the information to third parties and that enter into a Confidentiality Agreement. Such Confidentiality Agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that such information will be used solely for the purpose of analysis and evaluation of the portfolio. Disclosures may be made to other third parties under a Confidentiality Agreement satisfactory to Fund counsel and the Trusts’ CCO. The Confidentiality Agreement prohibits anyone in possession of non-public holdings information from purchasing or selling securities based on such information, or from disclosing such information to other persons, except for those who are actually engaged in, and need to know, such information to perform services for the portfolio.

Currently, the Trusts have arrangements to provide additional disclosure of holdings information to the following evaluation services: Lipper Analytical Services (10 days after the end of each month), Morningstar (between 60-70 days after the end of each quarter), Bloomberg L.P. (60 days after the end of each quarter) and Standard & Poor’s Corporation (between 3-5 days after the end of each week).

No compensation or other consideration is paid to or received by any party in connection with the disclosure of holdings information, including the Trusts, the Adviser and its affiliates.

Pursuant to the Policy, the CCO may authorize exceptions and allow disclosures under other circumstances he or she deems appropriate. In addition, a Fund may disclose its holdings, as appropriate, in conformity with the foregoing principles. Compliance with the Policy (including the use of the portfolio holdings information) will be monitored by the CCO or his or her designee on a regular basis, and any violations constituting a “Material Compliance Matter” as defined under Rule 38a-1 of the 1940 Act will be reported by the CCO to the Board.

INVESTMENT RESTRICTIONS

The Trusts, with respect to each Fund, and the Portfolio Trust, with respect to the Underlying Portfolios, have adopted certain fundamental and non-fundamental investment restrictions. Fundamental investment restrictions may not be changed without approval by holders of a “majority of the outstanding voting securities” of a Fund or Portfolio. The term “majority of the outstanding voting securities” as used in this SAI means the vote of the lesser of (i) 67% or more of the outstanding “voting securities” of the Fund or the Portfolio present at a meeting, if the holders of more than 50% of the outstanding “voting securities” are present or represented by proxy, or (ii) more than 50% of the outstanding “voting securities.” The term “voting securities” as used in this paragraph has the same meaning as in the 1940 Act.

ALL FUNDS

Each of the Funds is subject to the following non-fundamental restrictions, in addition to the fundamental and non-fundamental restrictions set forth below under the headings for each Fund:

1. The Fund may not purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures.

2. The Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options and futures contracts are not deemed to constitute short sales of securities.

3. The Fund may not invest in securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trusts by the SEC.

SHORT DURATION FUND

As a matter of fundamental policy, the Fund will not (except that none of the following investment restrictions shall prevent the Fund from investing all of their assets in separate registered investment companies with substantially the same investment objectives):

1. borrow money, except to the extent permitted under the 1940 Act;

2. issue any senior securities, except as permitted under the 1940 Act;

3. act as underwriter of securities within the meaning of the 1933 Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation of purchases of restricted securities;

4. purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts;

5. purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchange transactions between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

6. make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act; and

7. purchase any securities, which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

In applying fundamental policy number 7, mortgage-backed securities need not be considered a single industry, and shall be classified as follows for purposes of the concentration policy. Mortgage-backed securities issued by governmental agencies and government-related organizations shall be excluded from the limitation in fundamental policy number 7.

GLOBAL FUNDS

As a matter of fundamental policy, the Funds will not (except that none of the following investment restrictions shall prevent the Funds from investing all of their assets in separate registered investment companies with substantially the same investment objectives):

1. borrow money, except to the extent permitted under the 1940 Act;

2. issue any senior securities, except as permitted under the 1940 Act;

3. act as underwriter of securities within the meaning of the 1933 Act, except insofar as they might be deemed to be underwriters upon disposition of certain portfolio securities acquired within the limitation of purchases of restricted securities;

4. purchase or sell real estate, provided that the Funds may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts;

5. purchase or sell commodities or commodity contracts, except that the Funds may deal in forward foreign exchange transactions between currencies of the different countries in which they may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

6. make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act; and

7. purchase any securities, which would cause 25% or more of the value of each Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

In applying fundamental policy number 7, mortgage-backed securities need not be considered a single industry, and shall be classified as follows for purposes of the concentration policy. Mortgage-backed securities issued by governmental agencies and government-related organizations shall be excluded from the limitation in fundamental policy number 7.

GROWTH FUND (GROWTH PORTFOLIO)

As a matter of fundamental policy, the Growth Fund (except that none of the following investment restrictions shall prevent the Trust from investing all of the Growth Fund’s assets in separate registered investment companies with substantially the same investment objective):

1. invest in physical commodities or contracts on physical commodities;

2. purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities that are secured by interests in real estate;

3. make loans except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees and except as otherwise in accordance with the Portfolio’s investment objective and policies;

4. borrow money, except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Portfolio (Fund) maintains asset coverage of at least 300% for all such borrowings;

5. underwrite the securities of other issuers (except to the extent that the Portfolio (Fund) may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities);

6. acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Portfolio’s (Fund’s) total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio (Fund) adopts a temporary defensive position;

7. issue senior securities, except as permitted under the 1940 Act;

8. with respect to 75% of its assets, the Portfolio (Fund) will not purchase securities of any issuer if, as a result, more than 5% of the Portfolio’s (Fund’s) total assets taken at market value would be invested in the securities of any single issuer; and

9. with respect to 75% of its assets, the Portfolio (Fund) will not purchase a security if, as a result, the Portfolio (Fund) would hold more than 10% of the outstanding voting securities of any issuer.

As a matter of non-fundamental policy, the Fund will not:

1. enter into a futures contract if, immediately thereafter, the value of securities and other obligations underlying all such futures contracts would exceed 50% of the value of the Fund’s total assets. Moreover, the Fund will not purchase put and call options if, as a result, more than 5% of its total assets would be invested in such options;

2. invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its total assets, except that this limitation does not apply to warrants acquired in units or attached to securities.

OPPORTUNITY FUND AND ADVISOR OPPORTUNITY FUND (OPPORTUNITY PORTFOLIO)

As a matter of fundamental policy, each of the Opportunity Fund and Advisor Opportunity Fund will not (except that none of the following investment restrictions shall prevent the Trust or Advisor Trust from investing all of each Fund’s assets in a separate registered investment company with substantially the same investment objective):

1. borrow money or mortgage or hypothecate assets of the Portfolio (Fund), except that in an amount not to exceed 1/3 of the current value of the Portfolio’s (Fund’s) net assets, it may borrow money (including from a bank or through reverse repurchase agreements, forward roll transactions involving mortgage backed securities or other investment techniques entered into for the purpose of leverage), and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

2. underwrite securities issued by other persons except insofar as the Portfolio (Fund) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

3. make loans to other persons except: (a) through the lending of the Portfolio’s (Fund’s) portfolio securities and provided that any such loans not exceed 30% of the Portfolio’s (Fund’s) total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

4. purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio (Fund) may hold and sell, for the Portfolio’s (Fund’s) portfolio, real estate acquired as a result of the Portfolio’s (Fund’s) ownership of securities);

5. concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of a Portfolio’s (Fund’s) investment objective(s), up to 25% of its total assets may be invested in any one industry;

6. issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; and

7. with respect to 75% of its assets, invest more than 5% of its total assets in the securities (excluding U.S. Government securities) of any one issuer.

The Opportunity Fund and Advisor Opportunity Fund are also subject to the following restrictions which may be changed by the respective Boards of Trustees without shareholder approval (except that none of the following investment policies shall prevent the Trust or Advisor Trust from investing all of the assets of the Opportunity Fund or Advisor Opportunity Fund in a separate registered investment company with substantially the same investment objective).

As a matter of non-fundamental policy, the Opportunity Fund and Advisor Opportunity Fund will not:

1. purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets, except that this limitation does not apply to warrants acquired in units or attached to securities;

2. write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Portfolio (Fund) and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Portfolio’s (Fund’s) net assets; (c) the securities subject to the exercise of the call written by the Portfolio (Fund) must be owned by the Portfolio (Fund) at the time the call is sold and must continue to be owned by the Portfolio until the call has been exercised, has lapsed, or the Portfolio (Fund) has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio’s (Fund’s) obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio (Fund) segregates with its custodian assets consisting of cash or short-term U.S. Government securities equal in value to the amount the Portfolio (Fund) will be obligated to pay upon exercise of the put, marked to market daily (this segregation must be maintained until the put is exercised, has expired, or the Portfolio (Fund) has purchased a closing put, which is a put of the same series as the one previously written); and

3. buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio’s (Fund’s) total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio’s (Fund’s) total assets.

WORLD SELECTION FUNDS

As a matter of fundamental policy, each of the World Selection Funds will not (except that none of the following investment restrictions shall prevent the Trust from investing each of the World Selection Fund’s assets in a combination of Affiliated Underlying Funds, Unaffiliated Underlying Funds and the Prime Money Market Fund):

1. invest in physical commodities or contracts on physical commodities;

2. purchase or sell real estate, although the Funds may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

3. make loans except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees and except as otherwise in accordance with each Fund’s investment objective and policies;

4. borrow money, except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that each Fund maintains asset coverage of at least 300% for all such borrowings;

5. underwrite the securities of other issuers (except to the extent that each Fund may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities);

6. acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of each Fund’s total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio (Fund) adopts a temporary defensive position; and

7. issue senior securities, except as permitted under the 1940 Act.

Each Fund is “diversified,” as defined by the 1940 Act.

PERCENTAGE AND RATING RESTRICTIONS (ALL FUNDS)

If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in a Fund’s Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by a Fund or a later change in the rating of a security held by a Fund is not considered a violation of policy. However, the Adviser will consider such change in its determination of whether to continue to hold the security and provided further, that the Adviser will take appropriate steps, which may include the disposition of portfolio securities, as may be necessary to satisfy the applicable requirements of the 1940 Act and/or the rules thereunder with respect to the Fund’s investments in illiquid securities or any borrowings by the Fund.

MANAGEMENT OF THE TRUSTS AND THE PORTFOLIO TRUST

BOARD OF TRUSTEES

Overall responsibility for management of the Trusts rests with the Board of Trustees. The Trustees elect the officers of the Trusts and appoint service providers to manage the Trusts’ day-to-day operations. The Trustees meet regularly to discuss and consider matters concerning the Trusts and to oversee the Trusts’ activities, including the investment performance of the Trusts’ Funds and the operation of the Trusts’ compliance programs, and to evaluate and address risks associated with the Trusts’ activities.

BOARD COMPOSITION AND LEADERSHIP STRUCTURE

The Board is currently composed of six Trustees, one of whom is an “interested person” (as that term is defined by Section 2(a)(19) of the 1940 Act) of the Trusts (“Interested Trustee”) by virtue of her employment with the Adviser and five of whom are not an “interested person” (as that term is defined by Section 2(a)(19) of the 1940 Act) of the Trusts (“Independent Trustees”). The Chairman of the Board is an Independent Trustee, and, among other duties and responsibilities, serves as a point person for communications between the Trustees and the Trusts’ management and service providers. The Board also has established an Audit Committee, a Valuation and Investment Oversight Committee, a Nominating and Corporate Governance Committee, and a Contracts and Expense Committee (the “Committees”) to facilitate the Trustees’ oversight of the management of those aspects of the Trusts’ operations. Each Committee has a Chair and certain Committees also have a Vice Chair. Each Committee’s responsibilities are discussed in greater detail below.

The Trustees interact directly with the Chairman of the Board, Chairs of the Committees, each other, the Trusts’ officers, and senior management of the Adviser and other service providers of the Trusts at scheduled meetings and between meetings, as appropriate. The Trustees seek to have an inclusive approach to oversight. For example, each Independent Trustee is a member of each of the Committees. The Independent Trustees regularly meet outside the presence of the Trusts’ management and are advised by independent legal counsel.

The Board believes that its structure facilitates the orderly and efficient flow of information to the Trustees from the Adviser and other service providers with respect to services provided to the Trusts, potential conflicts of interest that could arise from these relationships and other risks that the Trusts may face. The Board further believes that its structure allows all of the Trustees to participate in the full range of the Board’s oversight responsibilities and for the Board and its Committees to make informed decisions on the affairs of the Trusts. The Board believes that the orderly and efficient flow of information and the ability to bring each Trustee’s talents to bear in overseeing the Trusts’ operations is important, in light of the size and complexity of the HSBC Family of Funds and the risks that the fund complex faces. The Board and its Committees review their structure regularly, to help ensure that it remains appropriate as the business and operations of the Trusts, and the environment in which the Trusts operate, change.

BOARD’S ROLE IN RISK OVERSIGHT OF THE TRUSTS

The Board oversees risk management for the Trusts both directly and through its Committees, by working with the Trusts’ senior officers (including the Trusts’ President, CCO and Treasurer), portfolio management and other personnel of the Adviser, the Trusts’ independent registered public accounting firm (the “independent auditors”), legal counsel and personnel from the Trusts’ other service providers (collectively, “Trust personnel”) to identify, evaluate and seek means of mitigating risk. In this regard, the Board and its Committees request, receive and act on reports from Trust personnel on risk oversight and management, and the Trustees confer with each other and engage Trust personnel between Board meetings on such matters, as deemed appropriate.

The Board has adopted, on behalf of the Trusts, and periodically reviews with the assistance of the Trusts’ CCO, policies and procedures designed to address risks associated with the Trusts’ activities. In addition, the Adviser and the Trusts’ other service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Trusts’ activities, and the Board receives and acts on reports from the Adviser and the Trusts' other service providers with respect to the operation of these policies, processes and procedures as required and/or as the Board deems appropriate.

QUALIFICATIONS OF THE TRUSTEES

The names of the Trustees of the Trusts, their addresses, ages, positions held with the Trusts, principal occupation(s) during the past five years, number of portfolios in the fund complex overseen, and other directorships held by each Trustee are set forth below.

TRUSTEES

					Other Public Company
					and Investment
		Term of	Principal	Portfolios In	Company
	Position(s)	Office and	Occupation(s)	Fund Complex	Directorships Held By
	Held With	Length of	During Past 5	Overseen By	Trustee During the
Name, Address and Age	Funds	Time Served	Years	Trustee*	Past 5 Years
Non-Interested Trustees
Marcia L. Beck P.O. Box 182845 Columbus, OH 43218-3035 Age: 57	Trustee	Indefinite; 2008 to present	Private Investor (June 1999 – present); Executive Vice President, Prudential Investments (1997 – 1999); President and Trustee, The Goldman Sachs Mutual Funds (1992 – 1996)	23	None
Susan S. Huang P.O. Box 182845 Columbus, OH 43218-3035 Age: 58	Trustee	Indefinite; 2008 to present	Private Investor, ( 2000- present); Senior Vice President, Schroder Investment Management (2001 – 2004) Managing Director, Chase Asset Management (1995-2000)	23	None
Alan S. Parsow P.O. Box 182845 Columbus, OH 43218-3035 Age: 63	Trustee	Indefinite; 1987 to present	General Partner, Elkhorn Partners, L.P. (a private investment partnership) (1989 – present)	23
Thomas F. Robards P.O. Box 182845 Columbus, OH 43218-3035 Age: 66	Trustee	Indefinite; 2005 to present	Partner, Robards & Co. LLC (investment and advisory services) (2005-present); Chief Financial Officer, American Museum of Natural History (2003- 2004); Chief Financial Officer, Datek Online Holdings (2000-2003); Previously EVP and CFO Republic New York Corporation	23	Overseas Shipholding Group (NYSE listed energy transportation); Ellington Financial LLC (NYSE listed financial services)

					Other Public Company
					and Investment
		Term of	Principal	Portfolios In	Company
	Position(s)	Office and	Occupation(s)	Fund Complex	Directorships Held By
	Held With	Length of	During Past 5	Overseen By	Trustee During the
Name, Address and Age	Funds	Time Served	Years	Trustee*	Past 5 Years
Michael Seely P.O. Box 182845 Columbus, OH 43218-3035 Age: 67	Chairman and Trustee	Indefinite; 1987 to present	Private Investor (2003-present); General Partner, Global Multi Manager Partners (1999-2003); President of Investor Access Corporation (1981-2003)	23	None
Interested Trustee**
Deborah A. Hazell 452 Fifth Avenue New York, NY 10018 Age: 49	Trustee	Indefinite; 2011 to present	CEO, HSBC Global Asset Management (USA) Inc. (2011-Present); President and CEO, Fischer Francis Trees & Watts (“FFTW”) (investment advisor), February 2008 – June 2011; Client Service, Business Development and Marketing Group, FFTW (October 1999 – February 2008)	23	None
* Includes the Trust, the Advisor Trust and the Portfolio Trust.
** Ms. Hazell is an “interested person” of the Trusts, as defined by the 1940 Act, because of her employment with the Adviser.

OFFICERS

	Position(s) Held	Term of Office and	Principal Occupation(s) During Past
Name, Address and Age	With Funds	Length of Time Served	5 Years
Richard A. Fabietti 452 Fifth Avenue New York, NY 10018 Age: 54	President	One year; 2004 to present	Senior Vice President, Head of Product Management, HSBC Global Asset Management (USA) Inc. (1998 – present)
Stephen Sivillo 452 Fifth Avenue New York, NY 10018 Age: 41	Vice President	One year; 2010 to present

Vice President of Product
Administration, HSBC Global Asset
Management (USA) Inc. (2010 –
present); Chief Compliance Officer,
Managers Funds (2009 – 2010);
Director, Mutual Fund Compliance,
AllianceBernstein (2007-2009)

	Position(s) Held	Term of Office and	Principal Occupation(s) During Past
Name, Address and Age	With Funds	Length of Time Served	5 Years
Ty Edwards* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 46	Treasurer	One year; 2010 to present	Senior Vice President, Citi Fund Services (2010– present); Director, Product Management, Columbia Management (2007-2009); Deputy Treasurer, Columbia Funds, (2006-2007);
Jennifer A. English* 100 Summer Street Suite 1500 Boston, MA 02110 Age: 40	Secretary	One year; 2008 to present	Senior Vice President, Regulatory Administration, Citi (2005 – present)
Danio Mastropieri 100 Summer Street Suite 1500 Boston, MA 02110 Age: 40	Assistant Secretary	One year; December 2012 to present	Vice President, Regulatory Administration, Citi (2007 – present)
Frederick J. Schmidt* 1 Rexcorp Plaza Uniondale, NY 11556 Age: 53	Chief Compliance Officer	One year; 2004 to present	Director and Chief Compliance Officer, CCO Services, Citi (2004 – present)
* Mr. Edwards, Ms. English, Mr. Mastropieri and Mr. Schmidt are also officers of certain other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of the Board’s effectiveness. The Board determined that each of the Trustees is qualified to serve as a Trustee of the Trusts based on a review of the experience, qualifications, attributes and skills of each Trustee. In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided and exercise effective business judgment in protecting shareholder interests; and willingness and ability to commit the time necessary to perform the duties of a Trustee. Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her experience in some of the following fields: management, consulting, or board experience in the investment management industry; academic positions in relevant fields; management, consulting, or board experience with public companies in other fields, non-profit entities or other organizations; educational background and professional training; and experience as a Trustee of the Trusts. Information indicating the specific experience, skills, attributes and qualifications of each Trustee, which led to the Board’s determination that the Trustee should serve in this capacity, is provided below.

The Board’s Chairman, Mr. Seely, was previously a general partner of a private investment company, as well as the president of a shareholder value enhancement firm, which combined investor relations, finance and strategy. He is a graduate of Dartmouth College and NYU’s graduate business school. Mses. Beck and Huang each have experience managing risk as well as portfolios of money market and fixed income instruments, respectively. Ms. Beck has also served as president and trustee of an unaffiliated mutual fund complex. She has a BA from Tufts University and an MBA from Columbia University. Ms. Huang has a BA from Princeton University and an MBA from Columbia University. Mr. Robards, who is the Trusts’ audit committee financial expert, has governance and operating experience in banking, brokerage and specialty finance companies and serves as a director of several public companies. Mr. Robards has a BA from Brown University and an MBA from Harvard University. Mr. Parsow, a graduate of the University of Nebraska, is a general partner of a private investment partnership and has served as an Independent Trustee since 1987. Ms. Hazell is the Chief Executive Officer of the Adviser and holds a BA in economics from New York University.

COMMITTEES

Audit Committee

The Audit Committee is comprised of Marcia L. Beck, Susan S. Huang, Alan S. Parsow, Thomas F. Robards, and Michael Seely, who are all Independent Trustees. The Audit Committee is currently chaired by Mr. Robards. The primary purpose of the Audit Committee is to oversee the accounting and financial reporting policies, practices and internal controls of the Trusts. The Audit Committee (i) recommends to the Board of Trustees the selection, retention, compensation and termination of an independent public accounting firm; (ii) annually reviews the scope of the proposed audit, the audit procedures to be utilized and the proposed audit fees; (iii) reviews the results of the annual audit with the independent auditors; (iv) reviews the annual financial statements of the Funds with management and the independent auditors; and (v) reviews the adequacy and effectiveness of internal controls and procedures with management and the independent auditors. The Audit Committee met 4 times during the most recent fiscal year.

Valuation and Investment Oversight Committee

The Valuation and Investment Oversight Committee is comprised of all of the Trustees of the Trusts. The Committee is currently chaired by Ms. Huang. The primary purposes of the Valuation and Investment Oversight Committee are to oversee: (i) Fund management, investment risk management, performance and brokerage practices relating to the Funds; (ii) the implementation and operation of the Trusts’ Valuation Procedures and the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act with respect to the Money Market Funds; and (iii) the selection process for investment sub-advisers to series of the Trusts. The Valuation and Investment Oversight Committee met 4 times during the most recent fiscal year.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is comprised of all of the Independent Trustees of the Trusts. The Committee is currently chaired by Mr. Parsow. This Committee (i) makes nominations for trustee membership on the Board; (ii) evaluates on a periodic basis the operations and effectiveness of the Board as a whole; (iii) periodically reviews the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (iv) periodically reviews Board governance procedures and shall recommend any appropriate changes to the full Board; and (v) periodically reviews Trustee compensation and shall recommend any appropriate changes to the Board as a group. The Nominating and Corporate Governance Committee also considers nominees recommended by shareholders. Such recommendations should be forwarded to the President of the Trusts. The Nominating and Corporate Governance Committee met 5 times during the most recent fiscal year.

Contracts and Expense Committee

The Contracts and Expense Committee is comprised of all of the Independent Trustees of the Trusts. The Contracts and Expense Committee is currently chaired by Ms. Beck. The primary purpose of the Contracts and Expense Committee is to help ensure that the interests of the Funds and their shareholders are appropriately served by: (i) agreements and plans to which the Trusts are a party or direct beneficiary; and (ii) expenses payable by the Trusts and their series. The Contracts and Expense Committee met 5 times during the most recent fiscal year.

FUND OWNERSHIP

Listed below for each Trustee is a dollar range of securities beneficially owned in the Trusts (which includes the other funds of the Trusts in addition to the Funds in this SAI) together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee in the HSBC Family of Funds as of December 31, 2012.

Aggregate Dollar Range of
Equity Securities in All
	Dollar Range of		Registered Investment
	Equity Securities	Dollar Range of	Companies Overseen By
	in the Advisor	Equity Securities in	Trustee in HSBC Family of
Name of Trustee	Trust	the Trust	Funds
Non-Interested Trustees
Marcia L. Beck	None	None	None
Susan S. Huang	None	None	None
Alan S. Parsow	None	None	None
Thomas Robards	None	None	None
Michael Seely	None	None	None
Interested Trustee
Deborah A. Hazell	None	None	None

As of February 4, 2013, the Trustees and officers of the Trusts as a group beneficially owned less than 1% of the outstanding shares of the Funds.

TRUSTEE AND OFFICER COMPENSATION

Effective January 1, 2013, the Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board of Trustees attended and a fee of $3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $6,000. The Trusts also pay Mr. Seely, as Chairman of the Board, an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, a Trustee is compensated at the rate of $500 per hour, up to a maximum of $3,000 per day. For the fiscal year ended October 31, 2012, the following compensation was paid to the Trustees:

	Non-Interested Trustees (1)
Compensation From the	Marcia L.	Susan S.	Alan S.	Thomas F.
Funds	Beck	Huang	Parsow	Robards	Michael Seely
Growth Fund	$338	$361.08	$323.70	$340.25	$384.62
Opportunity Fund	$54.53	$58.17	$52.22	$54.83	$62.06
Aggressive Strategy Fund	$81.35	$86.87	$77.92	$242.60	$81.35
Balanced Strategy Fund	$241.17	$257.99	$230.91	$215.03	$241.17
Moderate Strategy Fund	$213.82	$229.03	$204.67	$215.03	$213.82
Conservative Strategy	$97.29	$105.35	$93.11	$98	$110.64
Fund
Advisor Opportunity Fund	$589.89	$632.15	$564.77	$593.84	$671.13
Income Strategy Fund(2)	$0.74	$0.79	$0.73	$0.80	$0.85
Pension Or Retirement
Benefits Accrued As Part	n/a	n/a	n/a	n/a	n/a
Of The Funds’ Expenses (3)
Estimated Annual Benefits	n/a	n/a	n/a	n/a	n/a
Upon Retirement
Total Compensation From	$154,250	$129,500	$147,500	$155,250	$175,250
Funds and Fund Complex(4)
Paid To Trustees

(1) Ms. Hazell, an Interested Trustee, was appointed as a Trustee in December 2011. She is not compensated from the Trusts for her service as an Interested Trustee.
(2) From March 20, 2012 through October 31, 2012.
(3) The Trusts do not accrue pension or retirement benefits as part of Fund expenses, and Trustees of the Trusts are not entitled to retirement benefits upon retirement from the Board of Trustees.
(4) For these purposes, the Fund Complex consisted of 23 Funds of the Trust, the Advisor Trust, and the Portfolio Trust as of October 31, 2012.

None of the officers receive compensation directly from the Funds. Under a Compliance Services Agreement between the Trusts and Citi (“Compliance Agreement”), Citi makes a Citi employee available to serve as the Trusts’ CCO. Under the Compliance Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Fund Compliance Program. This includes providing support services to the CCO, developing standards for reports to the Board by Citi and other service providers, and assisting in preparing or providing documentation for the Board to make findings and conduct reviews pertaining to the Fund Compliance Program and related policies and procedures of the Funds’ service providers. The Compliance Agreement also covers arrangements under which Citi employees serve the Trusts in certain other officer capacities, which may include the Chief Financial Officer. For the services provided under the Compliance Agreement, the Trusts currently pay Citi $281,280 per annum, plus certain out of pocket expenses. Citi pays the salary and other compensation earned by any such individuals as employees of Citi.

PROXY VOTING

The Trusts and the Portfolio Trust have adopted Proxy Voting Policies that delegate the responsibility of voting proxies to the Funds’ Adviser and Subadvisers. The Proxy Voting Policies (or summaries thereof) of the Trusts and the Adviser and Subadvisers are attached as Appendices to this SAI.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ending June 30, 2012 is available (i) without charge, upon request, by calling 1-800-782-8183; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com, and (iii) on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

HSBC Global Asset Management (USA) Inc. is the investment adviser to each Fund (and its Underlying Portfolio, as applicable) pursuant to an investment advisory contract (the “Advisory Contract”) with the Trust or Portfolio Trust. For its services, the Adviser is entitled to a fee from each Fund or Portfolio, which is accrued daily and paid monthly, and which is based on the Fund’s or Portfolio’s daily net assets, at an annual rate as set forth below. In the case of the Equity Funds, these amounts do not include sub-advisory fees payable by the Trusts to the respective Subadvisers.

Fund or Portfolio	Fee
Growth Portfolio	0.175%
Opportunity Portfolio	0.25%
BRIC Equity Fund	0.80%
China Equity Fund	0.65%
India Equity Fund	0.65%
Short Duration Portfolio	0.40%
Aggressive Strategy Fund*	0.25%
Balanced Strategy Fund*	0.25%
Moderate Strategy Fund*	0.25%
Conservative Strategy Fund*	0.25%
Income Strategy Fund*	0.25%

*The World Selection Funds have their own investment management agreement with the Adviser, and also bear their proportionate share of investment management fees charged to the Underlying Funds in which the World Selection Funds invest. The Adviser may voluntarily waive all or a portion of its management fee. The Adviser has done so for periods of operation during which a World Selection Fund’s Total Annual Fund Operating Expenses were above the World Selection Fund’s expense cap, as set forth in the applicable contractual expense limitation agreement.

The Adviser has entered into a contractual expense limitation agreement (“Agreement”) with certain Funds under which it will limit total expenses of a Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses.) The expense limitations shall be in effect until March 1, 2014. These Agreements shall terminate upon the termination of the Advisory Contracts between the Trusts and the Adviser, or may be terminated upon written notice to the Adviser by the Trusts.

For the fiscal years ended October 31, 2012, 2011 and 2010, the aggregate amount of advisory fees (including sub-advisory fees, where applicable) paid by the Funds or the Portfolios were as follows (in the case of the Feeder Funds, advisory fees paid by each Underlying Portfolio were borne indirectly by the Fund to the extent of its interest in the Underlying Portfolio):

Fund*	2012	2011	2010
Growth Portfolio	$512,293	$593,713	$520,858
Opportunity Portfolio	$1,180,005	$1,240,402	$1,058,022
Aggressive Strategy Fund^	$44,763	$8,622	$5,709
Balanced Strategy Fund^	$132,468	$25,141	$16,545
Moderate Strategy Fund^	$117,185	$22,929	$17,625
Conservative Strategy Fund^	$54,599	$9,420	$6,207
Income Strategy Fund^	$728	N/A	N/A
*The Income Strategy Fund commenced operations on March 20, 2012.
^ Expense does not include deductions for waivers.

The Adviser or its affiliates may, out of their own resources, assist in marketing the Funds’ shares. Without limiting the foregoing, the Adviser may, out of its own resources and without cost to a Fund, make both cash and non-cash payments to selected financial intermediaries for shareholder recordkeeping, processing, accounting and/or other administrative services in connection with the sale or servicing of shares and shareholders of a Fund. Historically, these payments have generally been structured as a percentage of average net assets attributable to the financial intermediary, but may also be structured as a percentage of gross sales, a fixed dollar amount, or a combination of the above. These payments are made by the Adviser in addition to any 12b-1 fees, shareholder services fees, and/or sales charges, or portion thereof, that are borne by shareholders and paid to such financial intermediaries. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

The Advisory Contract for each Fund or Portfolio will continue in effect through December 31, 2013. Thereafter, the Advisory Contract will continue in effect with respect to each Fund or Underlying Portfolio for successive periods not to exceed one (1) year, provided such continuance is approved at least annually by: (i) the holders of a majority of the outstanding voting securities of the Fund or Portfolio or by a Trust’s or the Portfolio Trust’s Board of Trustees; and (ii) a majority of the Trustees of a Trust or the Portfolio Trust who are not parties to the Advisory Contract or “interested persons” (as defined in the 1940 Act) of any such party. Notwithstanding the foregoing, the Advisory Contract may be terminated with respect to a Fund or Portfolio without penalty by either party on 60 days written notice and will terminate automatically in the event of its assignment, within the meaning of the 1940 Act.

The Adviser, located at 452 Fifth Avenue, New York, New York 10018, is a wholly-owned subsidiary of HSBC Bank, which is a wholly-owned subsidiary of HSBC USA Inc., a registered bank holding company. No securities or instruments issued by HSBC USA Inc. or HSBC Bank USA, N.A. will be purchased for a Fund or Portfolio.

The Advisory Contract for each Fund or Portfolio provides that the Adviser will manage the portfolio of the Fund or Portfolio, either directly or through one or more subadvisers, and will furnish to the Fund or Portfolio investment guidance and policy direction in connection therewith. The Adviser has agreed to provide each Trust with, among other things, information relating to composition, credit conditions and average maturity of the portfolio of the Fund or the Portfolio. Pursuant to the Advisory Contract, the Adviser also furnishes each Trust’s Board of Trustees with periodic reports on the investment performance of each Fund and Portfolio.

If the Adviser were prohibited from performing any of its services for the Trusts or the Portfolio Trust under the Advisory Contract or the Support Services Agreement, it is expected that the Board would recommend to a Fund’s or Portfolio’s shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board.

The investment advisory services of the Adviser to the Funds and Portfolios are not exclusive under the terms of the Advisory Contract. The Adviser is free to and does render investment advisory services to others.

The Trusts, the Portfolio Trust, and the Adviser have each received an exemptive order from the SEC that allows the Adviser to enter into new investment sub-advisory contracts and to make material changes to existing sub-advisory contracts with the approval of the Board of Trustees of the appropriate Trust, but without shareholder approval. This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of Independent Trustees) of the appropriate Trust must approve any new or amended agreements with subadvisers. In accordance with the exemptive order received from the SEC, an information statement providing details about the appointment of the new subadviser will be mailed to shareholders within 90 days of the change in subadviser. Shareholders will also receive an information statement describing material changes to a sub-advisory contract between the Adviser and a subadviser within 90 days of the material change. The Adviser remains responsible for the performance of each Fund, oversees subadvisers to ensure compliance with each Fund’s investment policies and guidelines, and monitors each subadviser’s adherence to its investment style and performance results in order to recommend any changes in a subadviser to the appropriate Trust’s Board of Trustees.

SUBADVISERS

For each of the Funds, as listed below, a Subadviser is responsible for the investment management of the Fund’s or Underlying Portfolio’s assets, including making investment decisions and placing orders for the purchase and sale of securities for the Fund or Portfolio directly with the issuers or with brokers or dealers selected by the Subadviser in its discretion.

The investment advisory services of each Subadviser are not exclusive under the terms of its sub-advisory agreement. The Subadviser is free to and does render investment advisory services to others.

The Subadviser also furnishes to the Boards of Trustees of the Trusts, which have overall responsibility for the business and affairs of the Trusts, periodic reports on its services and the investment performance of the relevant Fund.

BRIC Equity Fund

HSBC Global Asset Management (France), located at Immeuble Ile de France – 4 place de la Pyramide-92800 Puteaux La Defense 9 in Paris, France, an affiliate of the Adviser, serves as the Subadviser to the BRIC Equity Fund. As of December 31, 2012, AMFR managed approximately $79.7 billion in assets. For its services to the Fund, AMFR receives a fee from the Adviser based on the average daily net assets of the Fund. This sub-advisory fee is 0.40%.

China Equity Fund

HSBC Global Asset Management (Hong Kong) Limited, located at Level 22, HSBC Main Building, 1 Queen’s Road Central, Hong Kong, an affiliate of the Adviser, serves as the Subadviser of the China Equity Fund. As of December 31, 2012, AMHK managed approximately $56.7 billion in assets. For its services to the Fund, HSBC Hong Kong receives a fee from the Adviser based on the Fund’s average daily net assets. This sub-advisory fee is 0.55%.

Growth Fund (Growth Portfolio)

Winslow Capital Management, LLC, located at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402, serves as the Portfolio’s Subadviser. For its services, the Subadviser receives a fee computed daily on the basis of the average daily net assets of all Winslow serviced funds and separate accounts affiliated with the Adviser, including the Fund, at an annual rate of 0.40% of the first $250 million of combined assets; 0.35% on the next $250 million of combined assets; 0.30% on the next $250 million of combined assets; 0.25% on the next $250 million of combined assets and 0.20% thereafter.

For the fiscal years ended October 31, 2012, 2011 and 2010 the Adviser paid sub-advisory fees of $356,379, $408,726 and $362,332, respectively.

India Equity Fund

HSBC Global Asset Management (Singapore) Ltd., located at 21 Collyer Quay, #15-02 HSBC Building, Singapore 049320, an affiliate of the Adviser, serves as the Subadviser of the India Equity Fund. As of December 31, 2012, HSBC Singapore managed approximately $5.5 billion in assets. For its services to the Fund, HSBC Singapore receives a fee from the Adviser based on the Fund’s average daily net assets. This sub-advisory fee is 0.55%.

Opportunity Fund and Advisor Opportunity Fund (Opportunity Portfolio)

Westfield Capital Management Company, L.P., located at One Financial Center, Boston, Massachusetts 02111, is the Opportunity Portfolio’s Subadviser. For its services, Westfield receives a fee equal on an annual basis to 0.55% of the Portfolio’s average daily net assets.

For the fiscal years ended October 31, 2012, 2011 and 2010, the Portfolio paid Westfield sub-advisory fees equal to $811,254, $852,777 and$727,391, respectively.

PORTFOLIO MANAGERS

The Prospectuses identify the individual or individuals who are primarily responsible for the day-to-day management of each of the Funds or its Underlying Portfolio (the “portfolio manager(s)”). This section of the SAI contains certain additional information about the portfolio manager(s), their compensation, other accounts managed by them, and potential conflicts of interest. This section is broken down into two parts. The first part covers the Funds managed by the Adviser, its affiliates and its wholly-owned subsidiaries, and the second part covers the Portfolios managed by various other Subadvisers. In each section, there is information in a tabular format, as of October 31, 2012, about the other accounts, if any, in addition to the relevant Fund or Funds, over which the portfolio manager(s) also have primary responsibility for day-to-day management.

The tables below show the number of other accounts managed by the portfolio manager(s) and the total assets in those accounts within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category of accounts, the tables also show the number of accounts and the total assets in the accounts with respect to which the advisory fee paid by the account holder is based on account performance, if applicable.

Fund Ownership of Portfolio Managers

The portfolio managers did not beneficially own shares of the Fund or Funds that they manage as of February 4, 2013.

The Adviser, its Affiliates and its Wholly-Owned Subsidiaries

For each additional account listed in the charts below, each portfolio manager that is a member of the team participates in managing the account in the same manner as described in the Prospectus in relation to the respective Fund. In other words, the structure of the team and functions of the individual members of the team are the same for each account managed. For each team, the information is the same for each team member.

HSBC Hong Kong (Subadviser to the China Equity Fund)
	Number of Other Accounts Managed and Total			Number of Accounts and Total Assets for Which
	Assets by Account Type			Advisory Fee is Performance Based
Other
Name of	Registered	Other Pooled		Registered	Pooled
Portfolio	Investment	Investment	Other	Investment	Investment	Other
Manager	Companies	Vehicles	Accounts	Companies	Vehicles	Accounts
Mandy	-	9	2	-	-	-
Chan	-	$3,775.9 million	$93.5 million	-	-	-

HSBC Global Asset Management (USA) Inc. (Adviser to the Short Duration Portfolio)
	Number of Other Accounts Managed and Total			Number of Accounts and Total Assets for Which
	Assets by Account Type			Advisory Fee is Performance Based
Other
Name of	Registered	Other Pooled		Registered	Pooled
Portfolio	Investment	Investment	Other	Investment	Investment	Other
Manager	Companies	Vehicles	Accounts	Companies	Vehicles	Accounts
John F.	4	-	2	-	-	-
Chiodi, Jr.	$32,626.5 million	-	$754.5 million	-	-	-
Kenneth	4	-	2	-	-	-
Carty	$32,626.5 million	-	$754.5 million	-	-	-
Jason E.	2	-	8	-	-	-
Moshos	$388.7 million	-	$2,125.7 million	-	-	-

HSBC Global Asset Management (USA) Inc. (Adviser to the World Selection Funds)
	Number of Other Accounts Managed and Total			Number of Accounts and Total Assets for Which
	Assets by Account Type			Advisory Fee is Performance Based
Other
Name of	Registered	Other Pooled		Registered	Pooled
Portfolio	Investment	Investment	Other	Investment	Investment	Other
Manager	Companies	Vehicles	Accounts	Companies	Vehicles	Accounts
Randeep	-	1	-	-	-	-
Brar	-	$983 million	-	-	-	-
Caroline	-	16	-	-	-	-
Hitch	-	$6,849.7 million	-	-	-	-

HSBC Singapore (Subadviser to the India Equity Fund)
	Number of Other Accounts Managed and Total			Number of Accounts and Total Assets for Which
	Assets by Account Type			Advisory Fee is Performance Based
Other
	Registered	Other Pooled		Registered	Pooled
Name of	Investment	Investment	Other	Investment	Investment	Other
Portfolio	Companies	Vehicles	Accounts	Companies	Vehicles	Accounts
Sanjiv	-	6	2	-	-	-
Duggal	-	$5,163.8 million	$38 million	-	-	-

AMFR (Subadviser to the BRIC Equity Fund)
	Number of Other Accounts Managed and Total			Number of Accounts and Total Assets for Which
	Assets by Account Type			Advisory Fee is Performance Based
Other
Name of	Registered	Other Pooled		Registered	Pooled
Portfolio	Investment	Investment	Other	Investment	Investment	Other
Manager	Companies	Vehicles	Accounts	Companies	Vehicles	Accounts
Patrick	7	9	-	-	-	-
Gautier	$1,172 million	$634 million	-	-	-	-

Portfolio Manager Compensation Structure (HSBC Singapore, HSBC Hong Kong, AMFR, and the Adviser)

As employees of the Adviser, or affiliates of the Adviser (“HSBC affiliates”), the portfolio managers are compensated by their respective HSBC affiliate, or by the Adviser, for their services. Their compensation has the following components (1) a base salary consisting of a fixed amount, (2) a discretionary bonus, which is paid partially in cash and partially in restricted shares of HSBC Holdings, Ltd., and (3) eligibility for participation in the 401(k) retirement plan and other employee benefits programs generally made available to the Adviser’s employees.

The restricted shares are currently awarded on a yearly basis under the HSBC Holdings Ltd. Restricted Share Plan 2000 and are denominated in ordinary shares. The shares earn dividend equivalents but do not have voting rights. Generally, the shares vest in full upon the third anniversary of the date of grant as long as the awardee remains in the employ of the HSBC Group during the restricted period. The shares are taxed at vest and treated as ordinary income.

Amounts paid to the portfolio managers as discretionary bonus and as deferred compensation are paid at the discretion of the relevant manager to whom the portfolio manager reports. Amounts paid as discretionary bonuses and as deferred compensation will vary, based upon the relevant manager’s assessment of the portfolio manager’s performance, taking into account the relevant business unit’s financial performance during the most recent fiscal year. Key factors affecting decisions concerning discretionary compensation under the deferred compensation plan are the Adviser’s profitability, individual performance, teamwork and total compensation of the employee relative to the market for similarly qualified individuals.

Potential Conflicts of Interest

Actual or potential conflicts of interest may arise from the fact that the Adviser (which for purposes of this discussion includes HSBC Hong Kong, HSBC Singapore and AMFR) and the portfolio managers of the Funds have day-to-day management responsibilities with respect to accounts of clients other than the Funds (“Other Clients”). The Adviser has developed policies and procedures intended to detect, manage and/or mitigate the types of conflicts of interest described below. Although there can be no guarantee that any such policies or procedures will detect each and every situation in which a conflict of interest arises, the Adviser endeavors to ensure that all of its clients are treated fairly.

The Adviser may receive different compensation from Other Clients including clients that may pay the Adviser higher fees, including performance fees. This may create a potential conflict of interest for the Adviser or its portfolio managers by providing an incentive to favor these Other Clients when, for example, allocating securities transactions. The Adviser may have an incentive to allocate securities that are expected to increase in value to these favored clients. Initial public offerings, in particular, are frequently of very limited availability. In order to mitigate these types of conflicts, the Adviser has policies and procedures that provide for the allocation of securities transactions on a pro rata basis among the Adviser’s clients for whom participation in such transaction is deemed appropriate by the Adviser.

Other potential conflicts with respect to the allocation of trades include the perception that the Adviser may be causing a client to participate in an offering not appropriate for such client so as to increase the Adviser’s overall allocation of securities in that offering in order to, for example, gain favor with a particular underwriter with whom the Adviser or its affiliates hope to engage in unrelated transactions. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. Because the Adviser manages accounts that engage in short sales of securities of the type in which many clients may invest, the Adviser could be seen as harming the performance of certain client accounts (i.e., those clients not engaging in short sale transactions) for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Similarly, the Adviser could be seen as benefiting those accounts that may engage in short sales through the sale of securities held by other clients to the extent that such sales reduce the cost to cover the short positions.

The Adviser and its affiliates may at times give advice or take action with respect to accounts that differs from the advice given other accounts. These differences result, from among other things, variations in account characteristics such as size, cash position, tax situation, risk tolerance or investment restrictions. As a result, a particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. To the extent that the Adviser does take similar action with respect to different clients, it should be noted that simultaneous portfolio transactions in the same security by multiple clients may tend to decrease the prices received by clients for sales of such securities and increase the prices paid by clients for purchases of such securities. If an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis that the Adviser considers equitable. Situations may occur where the Funds could be disadvantaged because of the investment activities conducted by the Adviser or its affiliates for other investment accounts.

Employees of the Adviser, including portfolio managers, may engage in personal trading, subject to the Adviser’s Code of Ethics. In addition to the general conflicts noted above, personal trading by employees may create apparent or actual conflicts to the extent that one or more employees personally benefit or appear to benefit from trading by clients in similar securities. The Adviser’s Code of Ethics is designed to mitigate these conflicts by requiring, among other things, pre-clearance of certain trades and the reporting of certain types of securities transactions.

Because portfolio managers of the Adviser manage multiple client accounts, portfolio managers may devote unequal time and attention to the portfolio management of client accounts. For example, an apparent conflict could arise if a portfolio manager is perceived to be devoting greater time and attention to an account which pays the Adviser higher fees. Although the Adviser does not specifically track the time and attention each portfolio manager spends on each account he or she manages, the Adviser does closely monitor the performance of all of its clients to ensure, to the extent possible, the portfolio managers have adequate resources to manage effectively all accounts.

Portfolios Managed by Other Subadvisers

Set forth below is information about the portfolio managers of the Portfolios, which utilize the Subadvisers indicated.

Fund Ownership of Portfolio Managers

Unless otherwise noted, the portfolio managers of the respective Portfolios did not beneficially own shares of the Portfolio they manage, or the Portfolio’s respective Feeder Fund or Funds, as of October 31, 2012.

Winslow (Subadviser to the Growth Portfolio)
	Number of Other Accounts Managed and Total Assets by			Number of Accounts and Total Assets for Which
	Account Type			Advisory Fee is Performance Based
Name of	Registered	Other Pooled		Registered	Other Pooled
Portfolio	Investment	Investment		Investment	Investment
Manager	Companies	Vehicles	Other Accounts	Companies	Vehicles	Other Accounts
Clark J.	9	7	1,954	-	-	5
Winslow	$22,707,000,000	$1,903,000,000	$8,998,000,000	-	-	$686,000,000
Justin H.	9	7	1,954	-	-	5
Kelly, CFA	$22,707,000,000	$1,903,000,000	$8,998,000,000	-	-	$686,000,000
R. Bartlett	9	7	1,954	-	-	5
Wear, CFA	$22,707,000,000	$1,903,000,000	$8,998,000,000	-	-	$686,000,000

Portfolio Manager Compensation Structure

In an effort to retain key personnel, Winslow has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms. The compensation plan is determined by the Winslow Operating Committee and is designed to align manager compensation with investors’ goals by rewarding portfolio managers who meet the long-term objective of consistent, superior investment results, measured by the performance of the product. The portfolio managers have long-term employment agreements and are subject to non-competition/non-solicitation restrictions. The Operating Committee establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional and administrative personnel. Portfolio manager compensation packages are independent of advisory fees collected on any given client account under management. In addition, an incentive bonus is paid annually to the employees based upon each individual's performance, client results and the profitability of the firm. Finally, employees of Winslow, including the portfolio managers, have received profits interests in the firm which entitle their holders to participate in the firm’s growth over time.

Potential Conflicts of Interest

A portfolio manager who makes investment decisions with respect to multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

• The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

• If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager; and

• An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

To address potential conflicts of interest, Winslow has adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, Winslow has adopted a Code of Ethics that recognizes the manager’s obligation to treat all of its clients, including the Fund, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance, however because Winslow offers only one investment product: Large Cap Growth, and all accounts are managed essentially identically, Winslow does not believe any material conflicts of interest exist between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio managers, nor in allocation of investment opportunities.

Westfield (Subadviser to the Opportunity Portfolio)
	Number of Other Accounts Managed and Total			Number of Accounts and Total Assets for
	Assets by Account Type			Which Advisory Fee is Performance Based
		Other
Name of	Registered	Pooled		Registered	Other Pooled
Portfolio	Investment	Investment	Other	Investment	Investment	Other
Manager	Companies	Vehicles	Accounts	Companies	Vehicles	Accounts
William A.	11	8	491	-	1	23
Muggia	$2,879,518,515	$329,894,312	$10,708,922,698	-	22,242,463	$1,291,158,295
Ethan J.	11	6	460	-	-	23
Meyers, CFA	$2,879,518,515	$269,651,703	$10,630,950,264	-	-	$1,291,158,295
John M.	11	6	460	-	-	23
Montgomery	$2,879,518,515	$269,651,703	$10,633,592,716	-	-	$1,291,158,295
Bruce N.	11	6	466	-	-	23
Jacobs, CFA	$2,879,518,515	$269,651,703	10,634,044,777	-	-	$1,291,158,295
Hamlen	11	6	461	-	-	23
Thompson	$2,879,518,515	$269,651,703	$10,633,853,058	-	-	$1,291,158,295

Portfolio Manager Compensation Structure

Members of the Westfield Investment Committee may be eligible to receive various components of compensation:

• Investment Committee members receive a base salary commensurate with industry standards. This salary is reviewed annually during the employee’s performance assessment.

• Investment Committee members also receive a performance based bonus award. This bonus award is determined and paid in December. The amount awarded is based on the employee’s individual performance attribution and overall contribution to the investment performance of Westfield. While the current calendar year is the primary focus, a rolling three year attribution summary is also considered when determining the bonus award.

• Investment Committee members may be eligible to receive equity interests in the future profits of Westfield. Individual awards are typically determined by a member’s overall performance within the firm, including but not limited to contribution to company strategy, participation in marketing and client service initiatives, as well as longevity at the firm. The key members of Westfield’s management team who receive equity interests in the firm enter into agreements restricting post-employment competition and solicitation of clients and employees of Westfield. This compensation is in addition to the base salary and performance based bonus. Equity interest grants typically vest over five years.

• Investment Committee members may receive a portion of the performance-based fee earned from an account that is managed solely by Mr. Muggia. He has full discretion to grant such awards to any member of the Investment Committee.

Potential Conflicts of Interest

The simultaneous management of multiple accounts by our investment professionals creates a possible conflict of interest as they must allocate their time and investment ideas across multiple accounts. This may result in the Investment Committee or portfolio manager allocating unequal attention and time to the management of each client account as each has different objectives, benchmarks, investment restrictions and fees. For most client accounts, investment decisions are made at the Investment Committee level. Once an idea has been approved, it is implemented across all eligible and participating accounts within the strategy. Client specific restrictions are monitored by the Compliance team.

Although the Investment Committee collectively acts as portfolio manager on most client accounts, there are some client accounts that are managed by a sole portfolio manager who also is a member of the Investment Committee. This can create a conflict of interest because investment decisions for these individually managed accounts do not require approval by the Investment Committee; thus, there is an opportunity for individually managed client accounts to trade in a security ahead of Investment Committee-managed client accounts. Trade orders for individually managed accounts must be communicated to the Investment Committee. Additionally, the Compliance team performs periodic reviews of such accounts to ensure procedures have been followed.

Westfield has clients with performance-based fee arrangements. A conflict of interest can arise between those portfolios that incorporate a performance fee and those that do not. When the same securities are recommended for both types of accounts, it is Westfield’s policy to allocate investments, on a pro-rata basis, to all participating and eligible accounts, regardless of the account’s fee structure. Our Operations team performs periodic reviews of each product’s model portfolio versus each client account, where each position size is compared against the model’s weight. Discrepancies are researched, and any exceptions are documented.

In placing each transaction for a client’s account, Westfield seeks best execution of that transaction except in cases where Westfield does not have the authority to select the broker or dealer, as stipulated by the client. We attempt to bundle directed brokerage accounts with non-directed accounts, and then utilize step-out trades to satisfy the directed arrangements. Clients who do not allow step-out trades will typically go last.

Because of our interest in receiving third party research services, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest in receiving most favorable execution. To mitigate the conflict that Westfield may have an incentive beyond best execution to utilize a particular broker, a broker vote is conducted and reviewed on a quarterly basis. This vote provides the opportunity to recognize the unique research efforts of a wide variety of firms, as well as the opportunity to compare aggregate commission dollars with a particular broker to ensure appropriate correlation.

Some Westfield clients have elected to retain certain brokerage firms as consultants or to invest their assets through a broker-sponsored wrap program for which Westfield acts as a manager. Several of these firms are on our approved broker list. Since Westfield may gain new clients through such relationships, and will interact closely with such firms to service the client, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest. To help ensure independence in the brokerage selection process, the brokerage selection and evaluation process is managed by our Portfolio Strategist, while client relationships are managed by our Marketing/Client Service team. Also, Westfield prohibits any member of the Marketing/Client Service team to provide input into brokerage selection. Furthermore, the consultant or wrap program teams at such firms are usually separate and distinct from the brokerage teams.

Personal accounts may give rise to conflicts of interest. Westfield's employees will, from time to time, for their own account, purchase, sell, hold or own securities or other assets which may be recommended for purchase, sale or ownership for one or more clients. Westfield has a Code of Ethics which regulates trading in personal accounts. Personal accounts are reported to Compliance and most personal transactions are pre-approved by Compliance. Compliance also reviews personal trading activity regularly.

Westfield serves as manager to the General Partners of two limited partnerships, for which we also provide investment advisory services. As such, Westfield has a financial interest in each of the partnerships. Having a financial interest in client accounts can create a conflict between those client accounts in which we have a financial interest and those in which we do not. To help ensure all clients are treated equitably and fairly, Westfield allocates investment opportunities on a pro-rata basis. Compliance also conducts regular reviews of the limited partnership accounts against other client accounts to ensure procedures have been followed.

DISTRIBUTION PLANS - CLASS A, CLASS B, AND CLASS C SHARES ONLY

The Trust has adopted Distribution Plans, pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plans”), with respect to the Class A Shares (the “Class A Plan”), the Class B Shares (the “Class B Plan”), and Class C Shares (the “Class C Plan”), of each Fund, as applicable. The Distribution Plans provide that they may not be amended to increase materially the costs which either the Class A Shares, Class B Shares, and Class C Shares may bear pursuant to the Class A Plan, Class B Plan and Class C Plan without approval by shareholders of the Class A Shares, Class B Shares, and Class C Shares, respectively, and that any material amendments of the Distribution Plans must be approved by the Board of Trustees, and by the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreement (“Qualified Trustees”), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Qualified Trustees has been committed to the discretion of the Independent Trustees. The Distribution Plans have been approved, and are subject to annual approval, by the Board of Trustees and by the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plans. The Board approved the Distribution Plans to stimulate sales of shares of the Funds in the face of competition from a variety of other investment companies and financial products. In approving the Distribution Plans, the Board considered the potential advantages to shareholders of the Funds of continued growth of the asset bases of the Funds (including greater liquidity, more investment flexibility and possible achievement of greater economies of scale). In adopting the Class A Plan, Class B Plan, and Class C Plan, the Trustees considered alternative methods to distribute the Class A Shares, Class B Shares, and Class C Shares and to reduce each class’s expense ratio. The Trustees concluded that there was a reasonable likelihood that each Distribution Plan will benefit their respective class and that class’s shareholders. The Distribution Plans are terminable with respect to the Class A Shares, Class B Shares, and Class C Shares at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of that class. For the World Selection Funds, the Class A Plan is non-compensatory. No payments have been made under the World Selection Fund Class A Plan and there is no current intention to charge this fee. The Class B Plan and Class C Plan of the World Selection Funds are compensatory, in that the distributor is compensated regardless of its expenses.

For the fiscal years ended October 31, 2012, 2011 and 2010, the Funds paid the following for distribution expenses:

Fund*	2012	2011	2010
Growth Fund	$8,155	$9,696	$12,838
Opportunity Fund	$7,079	$7,456	$8,173
Aggressive Strategy Fund	$60,479	$61,007	$36,909
Balanced Strategy Fund	$178,549	$177,129	$113,758
Moderate Strategy Fund	$167,289	$180,802	$133,575
Conservative Strategy Fund	$89,179	$80,395	$50,499
Income Strategy Fund	$1,066	N/A	N/A
*The Income Strategy Fund commenced operations on March 20, 2012.

THE DISTRIBUTOR

Foreside Distribution Services, L.P., a member of FINRA, whose address is Three Canal Plaza, Suite 100, Portland, ME 04101, serves as distributor to the Funds under a Distribution Agreement with each of the Trusts dated as of March 31, 2009 (the “Distribution Agreement”). Unless otherwise terminated, the Distribution Agreement will continue in effect for successive annual periods if, as to each Fund, such continuance is approved at least annually by (i) the vote of a majority of those members of the relevant Trust’s Board of Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting for the purpose of voting on such approval and (ii) by the vote of the Trust’s Board of Trustees or the vote of a majority of the outstanding voting securities of such Fund. Under the terms of the Distribution Agreement, Foreside acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor is not affiliated with the Adviser, Citi, or any of their affiliates. The Distributor is compensated for its services through the Distribution Agreement. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through whom they purchase shares. Investors purchasing shares of the Funds through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although costumers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from the Funds for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 Plan is effective. The Adviser pays the Distributor a fee for certain distribution-related services.

Foreside has entered into a Distribution Services Agreement with the Adviser in connection with Foreside’s services as distributor of the Funds pursuant to which the Adviser undertakes to pay Foreside amounts owed to Foreside under the terms of the Distribution Agreement to the extent that the Funds are not otherwise authorized to make such payments. The payments made by the Adviser to the Distributor do not represent an additional expense to the Funds or their shareholders.

Pursuant to the Distribution Plans adopted by the Trust, the Distributor is reimbursed from each Fund monthly for costs and expenses incurred by the Distributor in connection with the distribution of Class A Shares, Class B Shares, and Class C Shares of the Funds and for the provision of certain shareholder services with respect to these Shares. Payments to the Distributor are for various types of activities, including: (1) payments to broker-dealers which advise shareholders regarding the purchase, sale or retention of Class A Shares, Class B Shares, and Class C Shares of the Fund and which provide shareholders with personal services and account maintenance services (“service fees”); (2) payments to employees of the Distributor; and (3) printing and advertising expenses. Pursuant to the Class A Plan, the amount of the Distributor’s reimbursement from a Fund may not exceed on an annual basis 0.25% of the average daily net assets of the Fund represented by Class A Shares outstanding during the period for which payment is being made. Pursuant to the Class B Plan and Class C Plan, respectively, such payments by the Distributor to broker-dealers may be in amounts on an annual basis of up to 0.75% of a Fund’s average daily net assets as presented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. The aggregate fees paid to the Distributor pursuant to the Distribution Plans, and to Shareholder Servicing Agents pursuant to the Shareholder Services Plan, will not exceed on an annual basis 0.50% of a Fund’s average daily net assets represented by Class A Shares and 1.00% of a Fund’s average daily net assets represented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. “Shareholder Servicing Agents” are financial institutions, such as a federal or state-chartered bank, trust company or savings and loan association that, on behalf of their customers, have entered into a shareholder servicing agreement with the Trusts. Salary expenses of Foreside personnel who are responsible for marketing shares of the various series of the Trust may be allocated to such series on the basis of average net assets; travel expenses are allocated to, or divided among, the particular series for which it is incurred. The distribution fees collected from the Funds by Foreside are used to pay commissions for the sale of Fund shares.

The Funds are not liable for distribution and shareholder servicing expenditures made by the Distributor in any given year in excess of the maximum amount payable under the Distribution Plans in that year.

SHAREHOLDER SERVICES PLAN

The Trust has adopted a Shareholder Services Plan which provides that the Trust may obtain the services of one or more Shareholder Servicing Agents that shall, as agents for their customers who purchase the Fund’s Class A Shares, Class B Shares and Class C Shares, perform certain shareholder account, administrative and service functions for such customers, and may enter into agreements providing for the payment of fees for such services. The Shareholder Services Plan continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreement related to such Plan (“Qualified Trustees”). The Shareholder Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or with respect to the Class A, Class B Shares or Class C Shares by a majority vote of shareholders of that class. The Shareholder Services Plan may not be amended to increase materially the amount of permitted expenses thereunder with respect to the Class A Shares, Class B Shares or Class C Shares without the approval of a majority of shareholders of that class, and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. See “Shareholder Servicing Agents,” below.

ADMINISTRATOR AND SUB-ADMINISTRATOR

Pursuant to an Administration Services Agreement dated as of July 1, 2005, as amended on June 4, 2007 and January 1, 2009, the Adviser serves as the Trusts’ administrator (the “Administrator”), and in that role oversees and coordinates the activities of other service providers, and monitors certain aspects of the Trusts’ operations. Pursuant to a Sub-Administration Services Agreement dated January 1, 2009 (the “Master Services Agreement”), the Administrator has retained Citi, whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, as sub-administrator (the “Sub-Administrator”). Citi served as the administrator (rather than sub-administrator), through June 30, 2006. Management and administrative services of the Administrator and Sub-Administrator include providing office space, equipment and clerical personnel to the Fund and supervising custodial, auditing, valuation, bookkeeping, regulatory and dividend disbursing services.

Pursuant to the Master Services Agreement, Citi provides the Funds with various services, which include sub-administration of the Trusts and the Funds. Citi’s services also include certain regulatory and compliance services, as well as fund accounting and transfer agency services. The Administrator and Citi provide certain persons satisfactory to the Boards of Trustees to serve as officers of the Trusts. Such officers, as well as certain other employees of the Trusts, may be directors, officers or employees of the Administrator, Citi or their affiliates. Citi may waive a portion of its fee.

The Administration Services Agreement was renewed for the one (1) year period ending December 31, 2013, and may be terminated upon not more than 60 days written notice by either party. The Agreement provides that the Administrator shall not be liable to the Trusts except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement. The Master Services Agreement and Sub-Administration Services Agreement provide that Citi shall not be liable to the Trusts except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreements.

The administration fee primarily consists of an asset-based fee accrued daily and paid monthly at an annual rate of:

$0-$10 billion	0.0550%
$10 billion - $20 billion	0.0350%
$20 billion - $50 billion	0.0275%
In excess of $50 billion	0.0250%

The sub-administration fee primarily consists of an asset-based fee payable to Citi on the first business day of each month, or at such times as Citi shall request, at an annual rate of:

Up to $10 billion	0.0350%
$10 billion - $20 billion	0.0150%
$20 billion - $50 billion	0.0075%
In excess of $50 billion	0.0050%

Net assets shall be aggregated across all series of the Trusts to determine a total fee for all Series of the Trust, and each Fund or Portfolio shall be charged its pro rata share of such fee based on the ratio of its net assets to the aggregate net assets of all Series of the Trust. Assets in any Fund or Portfolio that invests in an Affiliated Underlying Fund shall be counted (and a fee charged thereon) in either the Fund or the Affiliated Underlying Fund, but not both, provided that fees on such assets may be apportioned between the Fund or Portfolio and the Affiliated Underlying Fund. For purposes of determining the fees payable for administrative services, the value of each Fund or Portfolio’s net assets shall be computed in the manner described in its governing documents (Declaration of Trust) or in its offering documents (e.g., Prospectus or SAI, etc.) as from time to time in effect for the computation of the value of such net assets in connection with the purchase and redemption of shares.

The fee rate and breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Family of Funds, but the assets of the Underlying Portfolios that reflect assets of Funds that invest in the Portfolios are not double-counted. The total administration fee to be paid is allocated to each of the funds in the fund complex based upon its proportionate share of the aggregate net assets of the fund complex, and then allocated to each class of shares on a class basis. For assets invested in the Underlying Portfolios or Affiliated Underlying Funds by the Funds, the Portfolios or Affiliated Underlying Funds pay half of the administration fee and the Funds pay half of the administration fee, for a combination at the total fee rate set forth above.

For the fiscal years ended October 31, 2012, 2011 and 2010, the aggregate amount of administration fees paid directly by the Funds was:

Fund*	2012	2011	2010
Growth Fund	$17,862	$17,109	$12,429
Opportunity Fund	$2,849	$3,169	$2,369
Advisor Opportunity Fund	$31,697	$30,908	$22,137
Aggressive Strategy Fund	$4,317	$4,093	$2,322
Balanced Strategy Fund	$12,773	$11,897	$6,681
Moderate Strategy Fund	$11,296	$10,844	$7,152
Conservative Strategy Fund	$5,272	$4,460	$2,524
Income Strategy Fund	$130	N/A	N/A

* The amounts paid include fees paid by each respective Fund as well as the Fund’s proportionate share of the amounts charged to the Underlying Portfolio or the Affiliated Underlying Funds in which the Fund invests. The Income Strategy Fund commenced operations on March 20, 2012.

TRANSFER AGENT

Under the Master Services Agreement, Citi acts as transfer agent (“Transfer Agent”) for the Trusts. The Transfer Agent maintains an account for each shareholder of record, performs other transfer agency functions, and acts as dividend disbursing agent for the Trusts. The principal business address of Citi is 3435 Stelzer Road, Columbus, OH 43219.

CUSTODIAN

Pursuant to a Custodian Agreement, Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, acts as the custodian (“Custodian”) of each Fund’s assets. The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on each Fund’s investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts in order to calculate the daily NAV of Shares of each Fund. Securities held for each Fund may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company. The Custodian does not determine the investment policies of the Funds or decide which securities will be purchased or sold for a Fund. For its services, the Custodian receives such compensation as may from time to time be agreed upon by it and the Trust.

FUND ACCOUNTING AGENT

Pursuant to the Master Services Agreement, Citi also serves as fund accounting agent to each Fund. For the fiscal year ended October 31, 2012, the aggregate amount of fund accounting fees paid by the Funds was:

Fund*	2012
Growth Fund	$24,050
Opportunity Fund	$19,049
Advisor Opportunity Fund	$9,000
Aggressive Strategy Fund	$23,057
Balanced Strategy Fund	$23,104
Moderate Strategy Fund	$23,116
Conservative Strategy Fund	$23,092
Income Strategy Fund	$19,147
*The Income Strategy Fund commenced operations on March 20, 2012.

SHAREHOLDER SERVICING AGENTS

The Trusts have entered into a shareholder servicing agreement (a “Servicing Agreement”) with certain Servicing Agents, including the Adviser, pursuant to which the Shareholder Servicing Agent, as agent for its customers, among other things: answers customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Funds may be effected and certain other matters pertaining to the Funds; assists shareholders in designating and changing dividend options, account designations and addresses; provides necessary personnel and facilities to establish and maintain shareholder accounts and records; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Shares; verifies and guarantees shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishes (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmits, on behalf of each Trust, proxy statements, annual reports, updated prospectuses and other communications from each Trust to the Funds’ shareholders; receives, tabulates and transmits to each Trust proxies executed by shareholders with respect to meetings of shareholders of the Funds or the Trusts; and provides such other related services as the Trusts or a shareholder may request. “Servicing Agents” shall mean both Shareholder Servicing Agents and securities brokers who have entered into a dealer agreement or shareholder serving agreement on behalf of its customers (“Securities Brokers”). Each Fund is authorized to pay a shareholder servicing fee up to 0.25%, on an annual basis, of the Fund’s average daily net assets attributable to Class A, B and C Shares.

The Trusts understand that some Shareholder Servicing Agents also may impose certain conditions on their customers, subject to the terms of the Prospectus, in addition to or different from those imposed by each Trust, such as requiring a different minimum initial or subsequent investment, account fees (a fixed amount per transaction processed), compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered), or account maintenance fees (a periodic charge based on a percentage of the assets in the account or of the dividends paid on those assets). Each Shareholder Servicing Agent has agreed to transmit to its customers who are holders of Shares appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to the imposition of any transaction fees. Conversely, each Trust understands that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Funds with respect to those accounts.

For the fiscal years ended October 31, 2012, 2011 and 2010, each Fund paid the following shareholder servicing expenses:

Fund*	2012	2011	2010
Growth Fund	$35,450	$44,297	$43,950
Opportunity Fund	$25,276	$28,234	$24,353
Aggressive Strategy Fund	$43,577	$43,353	$28,573
Balanced Strategy Fund	$128,445	$125,897	$82,799
Moderate Strategy Fund	$113,931	$114,749	$88,174
Conservative Strategy Fund	$52,963	$47,133	$31,060
Income Strategy Fund	$470	N/A	N/A
* The Income Strategy Fund commenced operations on March 20, 2012.

FEDERAL BANKING LAW

The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, HSBC Bank’s and the Adviser’s activities remain subject to, and may be limited by, applicable federal banking law and regulations. HSBC Bank and the Adviser believe that they possess the legal authority to perform the services for the Funds contemplated by the Prospectus, this SAI, and the Advisory Contract without violation of applicable statutes and regulations. If future changes in these laws and regulations were to limit the ability of HSBC Bank and the Adviser to perform these services, the Board of Trustees of each Trust would review the relationship with HSBC Bank and the Adviser and consider taking all action necessary in the circumstances, which could include recommending to shareholders the selection of another qualified advisor or, if that course of action appeared impractical, that a Fund be liquidated.

EXPENSES

Except for expenses paid by the Adviser and the Distributor, each Fund bears all the costs of its operations. Expenses attributable to a class (“Class Expenses”) shall be allocated to that class only. Class Expenses with respect to the Class A Shares, Class B Shares, and Class C Shares must include payments made pursuant to their respective Distribution Plan and the Shareholder Services Plan. In the event a particular expense is not reasonably allocable by class or to a particular class, it shall be treated as a Fund expense or a Trust expense. Trust expenses directly related to a Fund are charged to the Fund; other expenses are allocated proportionally among all the portfolios of each Trust in relation to the NAV of the portfolios.

DETERMINATION OF NET ASSET VALUE

The NAV of each of the shares is determined once each day at the close of trading on the New York Stock Exchange (“Exchange”), normally at 4 p.m. Eastern time on days the Exchange is open. The Exchange is generally not open, and the Funds do not price their shares, on most national holidays and on Good Friday.

Investments of the Funds for which there are readily available and reliable market quotes or for which independent pricing service pricing is appropriate are valued as follows:

General

➢ All securities and other investments are valued based on the market quotes from the broadest and most representative market for the securities, or such other methodologies as are set forth below, including prices provided by approved independent pricing services. All valuations are obtained as of the time NAV is calculated on each Fund business day. Any securities and other investments that cannot be priced according the methodologies set forth below will be valued in accordance with fair valuation methodologies set forth in the Prospectuses and applicable guidance on fair valuation. In this regard, if a broker, dealer or market-maker quote is obtained but is reasonably believed not to reflect market value based on all data available (e.g., it is an outlier as compared to other quotes), it may be discarded.

Equity securities

➢ Exchange traded, domestic equity securities are valued at the last sales price on a national securities exchange or, in the absence of recorded sales, at the readily available closing bid price on such exchange.

➢ Domestic equity securities that are not traded on an exchange are valued at the quoted bid price in the over-the-counter market.

➢ Exchange traded, foreign equity securities are valued in the appropriate currency at the last quoted sale price.

➢ Foreign equity securities that are not exchange traded are valued in the appropriate currency at the average of the quoted bid and asked prices in the over-the-counter market.

Debt securities

➢ Debt securities with remaining maturities of less than 60 days may be valued at amortized cost or at original cost plus interest.

➢ Other debt securities are valued at the bid price as of the time NAV is determined, as determined by a pricing service that determines valuations based upon market transactions for normal, institutional-size trading units of similar securities, as well as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices.

Registered investment companies

➢ Shares of exchange traded and closed-end registered investment companies are valued in the same manner as other equity securities.

➢ Mutual funds are valued at their NAVs, as reported to the investment adviser or its agent.

Foreign currencies

➢ Foreign currencies are valued at the last quoted foreign exchange bid quotation against the U.S. dollar from an approved independent pricing service.

➢ The value of Fund assets and liabilities denominated in currencies other than the U.S. dollar are translated into their U.S. dollar equivalent values at such latest foreign exchange bid quotation.

Futures contracts

➢ Futures contracts are valued at their settlement price on the exchange on which they are traded.

Foreign currency forward contracts

➢ Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time), as provided by an approved independent pricing service.

Repurchase agreements

➢ Repurchase agreements are valued at original cost.

Derivatives

➢ Swap Agreements (other than equity index swaps) are valued:

       (a) using a valuation provided by an approved independent pricing service.

       (b) in the absence of such a valuation, the price at which the counterparty would settle or repurchase the instrument.

       (c) if a price is not available from an approved pricing agent or counterparty, based upon quotations obtained from broker-dealers or market makers.

(i) If prices are available from two or more dealers, brokers or market makers, the value shall be the mean of the quotations obtained from these sources.

(ii) If prices are available from only one dealer, broker or market maker, the value shall be the quotation provided.

➢ Equity Index Swaps

Equity index swap contracts are valued at the closing price of the respective index mathematically based on prices for the index’s constituent securities provided by one or more independent pricing services.

➢ Other over the counter (“OTC”) traded derivatives.

(a) Options and other derivative contracts (other than swaps as set forth above) on securities, currencies and other financial instruments traded in the OTC market are valued at prices supplied by an approved independent pricing service.

(b) In the absence of such a value, such derivatives contracts are valued at the marked to-market price (or the evaluated price if a marked-to-market price is not available) provided by the broker-dealer with which the option was traded (who may also be the counterparty).

Interest income on long-term obligations in a Fund’s portfolio is determined on the basis of interest accrued plus amortization of “original issue discount” (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of premium.

The accounting records of a Fund are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 (“FRR 1” (formerly Accounting Series Release No. 113)) which concludes that there is “no automatic formula” for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

To the extent that a Fund purchases securities that are restricted as to resale or for which current market quotations are not available, the Adviser will value such securities based upon all relevant factors as outlined in FRR 1.

Subject to each Trust’s compliance with applicable regulations, the Trusts on behalf of each Fund have reserved the right to pay the redemption or repurchase price of shares, either totally or partially, by a distribution in-kind of portfolio securities (instead of cash), as applicable. The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. Each Trust will redeem Fund shares in-kind only if it has received a redemption in-kind from a Portfolio and therefore shareholders of a Fund that receive redemptions in-kind will receive securities of the portfolio. The Portfolios have advised each Trust that the Portfolios will not redeem in-kind except in circumstances in which a Fund is permitted to redeem in-kind.

PURCHASE OF SHARES

Shares may be purchased through the Funds, Shareholder Servicing Agents or Securities Brokers. Shares may be purchased at their NAV next determined after an order is transmitted to and accepted by the Transfer Agent or is received by a Shareholder Servicing Agent or a Securities Broker if it is transmitted to and accepted by the Transfer Agent. Purchases are effected on the same day the purchase order is received by the Transfer Agent provided such order is received prior to 4:00 p.m., New York time, on any day in which regular trading occurs on the New York Stock Exchange (“Fund Business Day”). Each Shareholder Servicing Agent or Securities Broker is responsible for and required to promptly forward orders for shares to the Transfer Agent.

All purchase payments are invested in full and fractional Shares. Each Trust reserves the right to cease offering Shares for sale at any time or to reject any order for the purchase of Shares.

While there is no sales load on purchases of Class B Shares and Class C Shares, the Distributor may receive fees from the Funds. Other funds which have investment objectives similar to those of a Fund but which do not pay some or all of such fees from their assets may offer a higher yield.

An investor may purchase Shares through the Funds directly or by authorizing his Shareholder Servicing Agent or Securities Broker to purchase such Shares on his behalf through the Transfer Agent.

Certain clients of the Adviser whose assets would be eligible for purchase by the Funds may purchase shares of the Trusts with such assets. Assets purchased by the Funds will be subject to valuation and other procedures by the Board of Trustees.

The following information supplements and should be read in conjunction with the sections in the Funds’ Prospectuses entitled “Purchasing and Adding to Your Shares” and “Distribution Arrangements/Sales Charges.” The Prospectuses contain a general description of how investors may buy shares of the Funds and states whether a Fund offers more than one class of shares. Class A Shares are generally sold with a sales charge payable at the time of purchase. The Prospectuses contain a table of applicable contingent deferred sales charges (“CDSCs”). After being held for six years, Class B Shares will automatically convert into Class A Shares, which are not subject to sales charges, or a CDSC. After being held for five years, Class C Shares of the World Selection Funds will automatically convert into Class A Shares, which are not subject to sales charges, or a CDSC. Class B and C Shares are offered without an initial sales charge. The Funds may sell shares without a sales charge or CDSC pursuant to special purchase plans the Trusts sign.

When purchasing Fund shares, you must specify which Class is being purchased. The decision as to which Class of shares is most beneficial to you depends on the amount and the intended length of your investment. You should consider whether, during the anticipated life of your investment in a Fund, the accumulated distribution fee, service fee and CDSC, if any, on Class B Shares or Class C Shares would be less than the accumulated distribution fee and initial sales charge on Class A Shares purchased at the same time, and to what extent, if any, such differential would be offset by the return on Class A Shares respectively. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A Shares because the accumulated continuing distribution and service fees on Class B or Class C Shares exceed the accumulated distribution fee and initial sales charge on Class A Shares during the life of the investment. Finally, you should consider the effect of the CDSC period and any conversion rights of the Classes in the context of your own investment time frame. For example, while Class C Shares have a shorter CDSC period than Class B Shares, Class C Shares of all Funds except the World Selection Funds do not have a conversion feature and, therefore, are subject to ongoing distribution and service fees. Thus, Class B Shares may be more attractive than Class C Shares to investors with longer term investment outlooks. Generally, Class A Shares will be most appropriate for investors who invest substantial amounts (e.g. over $50,000) in Fund shares.

Shares of the Funds are offered on a continuous basis at NAV, plus any applicable sales charge, by the Distributor as an investment vehicle for institutions, corporations, fiduciaries and individuals.

The sales load on Class A Shares does not apply in any instance to reinvested dividends or distributions.

From time to time, dealers who receive dealer discounts and broker commissions from the Distributor may reallow all or a portion of such dealer discounts and broker commissions to other dealers or brokers. Dealers may not use sales of a Fund’s Shares to qualify for the compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as FINRA. None of the aforementioned compensation is paid for by the Funds or their shareholders.

Stock certificates will not be issued with respect to the shares. The Transfer Agent shall keep accounts upon the book of each Trust for recordholders of such shares.

EXCHANGE PRIVILEGE

By contacting the Transfer Agent or his Shareholder Servicing Agent or his Securities Broker, a shareholder of each Fund may exchange some or all of his Shares for shares of a corresponding class of one or more of the HSBC Funds. The Class A, B and C Shares of the Short Duration Fund and Equity Funds are referred to as the “Retail Classes.” By contacting the Transfer Agent or his Shareholder Servicing Agent or his Securities Broker, a shareholder of the Retail Classes may exchange some or all of his Shares at NAV without a sales charge for Shares of the same class offered with the same or lower sales charge by any of the Trusts’ other Funds. Exchanges for Shares with a higher sales charge may be made upon payment of the sales charge differential.

An investor will receive Class A Shares of a Fund in exchange for Class A Shares of other HSBC Funds, unless the investor is eligible to receive Class D Shares of the Money Market Funds, in which case the investor will receive Class D Shares of a Money Market Fund in exchange for Class A Shares of an HSBC Fund. Class B Shares, Class C Shares, and Class I Shares may be exchanged for shares of the same class of one or more of the HSBC Funds at NAV without a front-end sales charge provided that the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. Holders of Class B Shares may not exchange their Shares for shares of any other class. Exchanges into Class A Shares may be made upon payment of the applicable sales charge, unless otherwise exempt. Shareholders of Class A Shares of the Fund who are shareholders as of December 31, 1997 will be grandfathered with respect to the HSBC Funds and will be exempt from having to pay a sales charge on any new purchases of Class A Shares of the Fund. An exchange of Class B Shares or Class C Shares will not affect the holding period of the Class B Shares or Class C Shares for purposes of determining the CDSC, if any, upon redemption. An exchange may result in a change in the number of Shares held, but not in the value of such Shares immediately after the exchange. Each exchange involves the redemption of the Shares to be exchanged and the purchase of the shares of the other HSBC Funds, which may produce a gain or loss for tax purposes.

The exchange privilege (or any aspect of it) may be changed or discontinued upon 60 days written notice to shareholders and is available only to shareholders in states in which such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the other HSBC Funds and consider the differences in investment objectives and policies before making any exchange.

An exchange is considered a sale of shares and may result in a capital gain or loss for federal income tax purposes. A Shareholder wishing to exchange his or her Shares may do so by contacting the Trusts at 800-782-8183, by contacting his or her broker-dealer or by providing written instruction to the Trust.

IN-KIND PURCHASES

The Trusts, in their discretion, may permit purchases of Fund shares by means of in-kind contributions of portfolio securities under certain circumstances. An in-kind contribution must be made in the form of securities that are permissible investments for the Funds as described in the Prospectus. In connection with an in-kind securities purchase, the Funds will require, among other things, that the securities be valued in the same manner as they would be valued for purposes of computing a Fund’s NAV; that the Funds receive satisfactory assurances that they will have good and marketable title to the securities received by them; and that the securities be in proper form for transfer to the Funds. In addition, the Funds generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale.

The Funds will not be liable for any brokerage commission or fee (except for customary transfer fees) in connection with an in-kind purchase of Fund shares. Your broker may impose a fee in connection with processing your in-kind purchase of Fund shares. An investor contemplating an in-kind purchase of Fund shares should consult his or her tax adviser to determine the tax consequences under Federal and state law of making such a purchase.

AUTOMATIC INVESTMENT PLAN

The Trusts offer a plan for regularly investing specified dollar amounts ($25.00 minimum in monthly, quarterly, semi-annual or annual intervals) in the Funds. If an Automatic Investment Plan is selected, subsequent investments will be automatic and will continue until such time as the Trusts and the investor’s bank are notified in writing to discontinue further investments. Due to the varying procedures to prepare, process and forward the bank withdrawal information to the Trusts, there may be a delay between the time of bank withdrawal and the time the money reaches the Funds. The investment in the Funds will be made at the NAV per share determined on the Fund Business Day that both the check and the bank withdrawal data are received in required form by the Transfer Agent. Further information about the Automatic Investment Plan may be obtained from Citi at the telephone number listed on the front cover.

For further information on how to purchase Shares, an investor should contact the Funds directly at HSBC Funds, PO Box 182845, Columbus, Ohio 43218-2845 or by calling 1-800-782-8183.

PURCHASES THROUGH A SHAREHOLDER SERVICING AGENT OR A SECURITIES BROKER

Shares are being offered to the public, to customers of a Shareholder Servicing Agent and to customers of a Securities Broker. Shareholder Servicing Agents and Securities Brokers may offer services to their customers, including specialized procedures for the purchase and redemption of Shares, such as pre- authorized or automatic purchase and redemption programs. Each Shareholder Servicing Agent and Securities Broker may establish its own terms, conditions and charges, including limitations on the amounts of transactions, with respect to such services. Charges for these services may include fixed annual fees, account maintenance fees and minimum account balance requirements. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent or Securities Broker. Conversely, certain Servicing Agents may (although they are not required by the Trusts to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Servicing Agent and Securities Broker from the Funds, which will have the effect of increasing the net return on the investment of such customers of those Servicing Agents and Securities Brokers.

Shareholder Servicing Agents and Securities Brokers may transmit purchase payments on behalf of their customers by wire directly to the Funds’ custodian bank by following the procedures described above.

For further information on how to direct a Securities Broker or a Shareholder Servicing Agent to purchase Shares, an investor should contact his Securities Broker or his Shareholder Servicing Agent.

SALES CHARGES

CLASS A SHARES

The public offering price of the Class A Shares of the Funds equals NAV plus the applicable sales charge. The Distributor receives this sales charge and may reallow it as dealer discounts and brokerage commissions as follows:

Equity Funds, Global Funds and World Selection Funds (except Income Strategy Fund)

	Sales Charges as a
	Percentage of Offering	Percentage of Net Amount
Size of Transaction at Offering Price	Price	Invested
Less than $50,000	5.00%	5.26%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 and over	None	None

Short Duration Fund and Income Strategy Fund

	Sales Charges as a
Size of Transaction at Offering	Percentage of Offering	Percentage of Net Amount
Price	Price	Invested
Less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	4.25%	4.44%
$100,000 but less than $250,000	3.50%	3.63%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 and over	None	None

SALES CHARGE WAIVERS

The Funds may waive sales charges for the purchase of Class A Shares of the Funds by or on behalf of: (1) purchasers for whom HSBC or one of its affiliates acts in a fiduciary, advisory, custodial or similar capacity, (2) employees and retired employees (including spouses, children and parents of employees and retired employees) of HSBC, and any affiliates thereof, (3) Trustees of the Trusts, (4) directors and retired directors (including spouses and children of directors and retired directors) of HSBC and any affiliates thereof, (5) purchasers who use proceeds from an account for which HSBC or one of its affiliates acts in a fiduciary, advisory, custodial or similar capacity, to purchase Class A Shares of the Fund, (6) brokers, dealers and agents who have a selling agreement with the Distributor, and their employees (and the immediate family members of such individuals), (7) investment advisers or financial planners that place trades for their own accounts or the accounts of eligible clients and that charge a fee for their services, and clients of such investment advisers or financial planners who place trades for their own accounts if such accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker or agent, (8) orders placed on behalf of other investment companies distributed by Foreside or its affiliated companies, and (9) shares purchased by tax-qualified employee benefit plans. The Funds may also waive sales charges for the purchase of Class A Shares that were subject to a sales charge, sales charges for the purchase of the Funds Class A Shares with the proceeds from the recent redemption of Class B Shares, or sales charges for the purchase of Class C Shares of the Funds. The purchase must be made within 60 days of the redemption, and the Transfer Agent must be notified in writing by the investor, or by his or her financial institution, at the time the purchase is made. A copy of the investor’s account statement showing such redemption must accompany such notice. To receive a sales charge waiver in conjunction with any of the above categories, shareholders must, at the time of purchase, give the Transfer Agent sufficient information to permit confirmation of qualification.

CONCURRENT PURCHASES

For purposes of qualifying for a lower sales charge, investors have the privilege of combining “concurrent purchases” of Class A Shares of any fund in the HSBC Family of Funds. For example, if a shareholder concurrently purchases Class A Shares in one of the Funds of the Trusts sold with a sales charge at the total public offering price of $25,000 and Class A Shares in another Fund sold with a sales charge at the total public offering price of $75,000, the sales charge would be that applicable to a $100,000 purchase as shown in the appropriate table above. The investor’s “concurrent purchases” described above shall include the combined purchases of the investor, the investor’s spouse and children under the age of 21 and the purchaser’s retirement plan accounts. To receive the applicable public offering price pursuant to this privilege, shareholders must, at the time of purchase, give the Transfer Agent sufficient information to permit confirmation of qualification. This privilege, however, may be modified or eliminated at any time or from time to time by the Trusts without notice.

LETTER OF INTENT

An investor may obtain a reduced sales charge by means of a written Letter of Intent, which expresses the intention of such investor to purchase Class A Shares of the Funds at a designated total public offering price within a designated 13-month period. Each purchase of Class A Shares under a Letter of Intent will be made at the NAV plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent (the “Applicable Sales Charge”). A Letter of Intent may include purchases of Class A Shares made not more than 90 days prior to the date such investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor will receive as a credit against his/her purchase(s) of Class A Shares during this 90-day period at the end of the 13-month period, the difference, if any, between the sales load paid on previous purchases qualifying under the Letter of Intent and the Applicable Sales Charge.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Class A Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Class A Shares actually purchased if the full amount indicated is not purchased, and such escrowed Class A Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Class A Shares, whether paid in cash or reinvested in additional Class A Shares, are not subject to escrow. The escrowed Class A Shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated in the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional Class A Shares of the Fund at the then-current public offering price subject to the rate of sales charge applicable to the actual amount of the aggregate purchases. For further information about Letters of Intent, interested investors should contact the Trusts at 1-800-782-8183. This program, however, may be modified or eliminated at any time or from time to time by the Trusts without notice.

RIGHT OF ACCUMULATION

Pursuant to the right of accumulation, investors are permitted to purchase Class A Shares of the Funds at the public offering price applicable to the total of: (a) the total public offering price of the Class A Shares of the Funds then being purchased; plus (b) an amount equal to the then-current NAV of the “purchaser’s combined holdings” of the Class A Shares of the Funds that were subject to a sales charge, and any Class B Shares and/or Class C Shares held. Class A Shares sold to purchasers for whom HSBC or one of its affiliates acts in a fiduciary, advisory, custodial (other than retirement accounts), agency, or similar capacity are not presently subject to a sales charge. The “purchaser’s combined holdings” described above shall include the combined holdings of the purchaser, the purchaser’s spouse and children under the age of 21 and the purchaser’s retirement plan accounts. To receive the applicable public offering price pursuant to the right of accumulation, shareholders must, at the time of purchase, give the Transfer Agent sufficient information to permit confirmation of qualification. This right of accumulation, however, may be modified or eliminated at any time or from time to time by the Trusts without notice.

CONTINGENT DEFERRED SALES CHARGE (“CDSC”) - CLASS B SHARES

Class B Shares of the Funds, which are redeemed less than four years after purchase, will be subject to a CDSC. The CDSC will be based on the lesser of the NAV at the time of purchase of the Class B Shares being redeemed or the NAV of such Shares at the time of redemption. Accordingly, a CDSC will not be imposed on amounts representing increases in NAV above the NAV at the time of purchase. In addition, a CDSC will not be assessed on Class B Shares purchased through reinvestment of dividends or capital gains distributions.

Solely for purposes of determining the amount of time that has elapsed from the time of purchase of any Class B Shares, all purchases during a month will be aggregated and deemed to have been made on the last day of the month. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. If an investor sells some but not all his or her Class B Shares, shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

Class B Shares of the Funds may be purchased for individual accounts only in amounts of less than $100,000. There is no sales charge imposed upon purchases of Class B Shares, but investors may be subject to a CDSC. In such cases, the CDSC will be:

CDSC as a Percentage of Dollar
Years Since Purchase	Amount Subject to Charge
0-1	4.00%
1-2	3.00%
2-3	2.00%
3-4	1.00%
More than 4	None

The CDSC is waived on redemptions of Class B Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986 (the “Code”)) of a Shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an IRA or a Custodial Account under Code Section 403(b)(7) to a Shareholder who has reached age 70 1/2, and (iii) to the extent the redemption represents the minimum required distribution from retirement plans under Code Section 401(a) where such redemptions are necessary to make distributions to plan participants.

CONVERSION FEATURE - CLASS B SHARES

Class B Shares of the Funds will convert automatically to Class A Shares of the same Fund after six years from the beginning of the calendar month in which the Class B Shares were originally purchased. After conversion, the shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares, which will increase the shareholder’s investment return compared to the Class B Shares. A shareholder will not pay any sales charge or fees when his or her shares convert, nor will the transaction be subject to any tax. If an investor purchased Class B Shares of one Fund, which he or she exchanged for Class B Shares of another Fund, the holding period will be calculated from the time of the original purchase of Class B Shares. The dollar value of Class A Shares the investor receives will equal the dollar value of the Class B Shares converted.

CONVERSION FEATURE - CLASS C SHARES OF THE WORLD SELECTION FUNDS

Class C Shares of the World Selection Funds will convert automatically to Class A Shares of the same Fund after five years from the beginning of the calendar month in which the Class C Shares were originally purchased. After conversion, the shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares, which will increase the shareholder’s investment return compared to the Class C Shares. A shareholder will not pay any sales charge or fees when his or her shares convert, nor will the transaction be subject to any tax. If an investor purchased Class C Shares of one Fund, which he or she exchanged for Class C Shares of another Fund, the holding period will be calculated from the time of the original purchase of Class C Shares. The dollar value of Class A Shares the investor receives will equal the dollar value of the Class C Shares converted.

LEVEL LOAD ALTERNATIVE - CLASS C SHARES

Class C Shares of the Funds may be purchased for individual accounts normally in amounts of less than $100,000. Class C Shares of the Funds are sold at NAV without an initial sales charge but are subject to a CDSC of 1.00% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section “Contingent Deferred Sales Charge (“CDSC”) -- Class B Shares” except that the references to three years and four years in the first paragraph of that section shall mean one year in the case of Class C Shares. Class C Shares are subject to an annual 12b-1 fee of up to 1.00% of the average daily net assets of the Class. Unlike Class B Shares, Class C Shares of all Funds except the World Selection Funds have no conversion feature and, accordingly, an investor that purchases Class C Shares will be subject to 12b-1 fees applicable to Class C Shares for an indefinite period subject to annual approval by each Fund’s Board of Trustees and regulatory limitations.

The higher fees mean a higher expense ratio, so Class C Shares pay correspondingly lower dividends and may have a lower NAV than Class A Shares. Broker-dealers and other financial intermediaries whose clients have purchased Class C Shares may receive a trailing commission equal to 1.00% of the average daily NAV of such shares on an annual basis held by their clients more than one year from the date of purchase. Trailing commissions will commence immediately with respect to shares eligible for exemption from the CDSC normally applicable to Class C Shares.

REDEMPTION OF SHARES

A shareholder may redeem all or any portion of the shares in his account at any time at the NAV next determined after a redemption order in good order is furnished by the shareholder to the Transfer Agent, with respect to shares purchased directly through the Funds, or to his Securities Broker or his Shareholder Servicing Agent, and is transmitted to and received by the Transfer Agent. Class A Shares, Class I Shares, Class S Shares, and Class Y Shares may be redeemed without charge while Class B Shares and Class C Shares may be subject to a CDSC. See “Contingent Deferred Sales Charge (“CDSC”) -- Class B Shares” and “Level Load Alternative -- Class C Shares” above. Redemptions are effected on the same day the redemption order is received by the Transfer Agent provided such order is received prior to the close of trading on the Exchange, on any Fund Business Day. See “Determination of Net Asset Value” above. Shares redeemed earn dividends up to and including the day prior to the day the redemption is effected.

The proceeds of a redemption are normally paid from each Fund in U.S. dollars within a week following the date on which the redemption is effected. The Funds may suspend the right of redemption and postpone for more than seven days the date of payment upon redemption: (i) during periods when the Exchange is closed other than for weekends and certain holidays or when trading on such Exchange is restricted; (ii) during periods in which, as a result of emergency, disposal, or evaluation of the NAV of the portfolio securities is not reasonably practicable; or (iii) for such other periods as the SEC may permit. To be in a position to eliminate excessive expenses, the Trusts reserve the right to redeem upon not less than 30 days notice all shares in an account which has a value below $50, provided that such involuntary redemptions will not result from fluctuations in the value of Fund shares. A shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

Unless shares have been purchased directly from the Funds, a shareholder may redeem shares only by authorizing his Securities Broker, if applicable, or his Shareholder Servicing Agent to redeem such Shares on his behalf (since the account and records of such a shareholder are established and maintained by his Securities Broker or his Shareholder Servicing Agent). For further information as to how to direct a Securities Broker or a Shareholder Servicing Agent to redeem shares, a shareholder should contact his Securities Broker or his Shareholder Servicing Agent.

The Board of Trustees of the Trusts has adopted Redemption-in-Kind Procedures that provide that redemptions by affiliated shareholders may be satisfied by the distribution of portfolio securities in-kind, reflecting the shareholder’s proportionate interest in the relevant Fund, subject to certain adjustments. The Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust, is required under the Procedures to determine no less frequently than quarterly that all redemptions-in-kind to affiliated shareholders made during the preceding quarter (if any): (a) were effected in accordance with the procedures; (b) did not favor the affiliated shareholder to the detriment of any other shareholder, and, in the context of a registered Feeder Fund's redemption-in-kind from a Portfolio, the redemption also did not favor the Portfolio to the detriment of the Feeder Fund; and (c) were in the best interests of the distributing Fund or Portfolio.

Redemption proceeds are generally paid in cash, but the Funds reserve the right to pay all or part of any redemption proceeds in-kind. However, the Funds have made an election pursuant to Rule 18f-1 under the 1940 Act to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder. The Funds reserve the right to pay all or part of other redemptions by a distribution of portfolio securities in kind from the applicable Fund’s portfolio. The securities distributed in kind would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. In the event a shareholder receives an in-kind distribution of portfolio securities, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be subject to the risks that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities, and that brokerage fees could be incurred.

SYSTEMATIC WITHDRAWAL PLAN

Any shareholder who owns shares with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which he redeems at NAV the number of full and fractional shares that will produce the monthly, quarterly, semi-annual or annual payments specified (minimum $50.00 per payment). Depending on the amounts withdrawn, systematic withdrawals may deplete the investor’s principal. Investors contemplating participation in this Systematic Withdrawal Plan should consult their tax advisers. No additional charge to the shareholder is made for this service.

REDEMPTION OF SHARES PURCHASED DIRECTLY THROUGH THE FUNDS

Redemption by Letter. Redemptions may be made by letter to the Transfer Agent specifying the dollar amount or number of shares to be redeemed, account number and the Fund. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign). In connection with a written redemption request, all signatures of all registered owners or authorized parties must be guaranteed by an Eligible Guarantor Institution, which includes a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. The Funds’ transfer agent, however, may reject redemption instructions if the guarantor is neither a member nor a participant in a signature guarantee program (currently known as “STAMP,” “SEMP,” or “NYSE MSP”). Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

Redemption by Wire or Telephone. An investor may redeem shares of the Funds by wire or by telephone if he has checked the appropriate box on the Purchase Application or has filed a Telephone Authorization Form with the Trusts. These redemptions may be paid from the applicable Fund by wire or by check. The Trusts reserve the right to refuse telephone wire redemptions and may limit the amount involved or the number of telephone redemptions. The telephone redemption procedure may be modified or discontinued at any time by the Trusts. Instructions for wire redemptions are set forth in the Purchase Application. The Trusts employ reasonable procedures to confirm that instructions communicated by telephone are genuine. For instance, the following information must be verified by the shareholder or securities broker at the time a request for a telephone redemption is effected: (1) shareholder’s account number; (2) shareholder’s social security number; and (3) name and account number of shareholder’s designated securities broker or bank. If either Trust fails to follow these or other established procedures, it may be liable for any losses due to unauthorized or fraudulent instructions.

RETIREMENT PLANS

Shares of the Funds are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available from the Trust or the Sponsor upon request. The tax law governing tax-deferred retirement plans is complex and changes frequently. Before investing in the Fund through one or more of these plans, an investor should consult his or her tax adviser.

INDIVIDUAL RETIREMENT ACCOUNTS (“IRAs”)

Shares of the Fund may be used as a funding medium for an IRA. An Internal Revenue Service-approved IRA plan may be available from an investor’s Servicing Agent. In any event, such a plan is available from the Sponsor naming Citi as custodian. The minimum initial investment for an IRA is $250; the minimum subsequent investment is $100. In general, IRAs are available to individuals who receive compensation or earned income and their spouses whether or not they are active participants in a tax- qualified or Government-approved retirement plan. In general, an IRA contribution by an individual who participates, or whose spouse participates, in a tax-qualified or Government-approved retirement plan may not be deductible, in whole or in part, depending upon the individual’s income. Individuals also may establish an IRA to receive a “rollover” contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before planning a rollover or determining contribution limits.

DEFINED CONTRIBUTION PLANS

Investors who are self-employed may purchase shares of the Funds for retirement plans for self-employed persons that are known as defined contribution plans (formerly Keogh or H.R. 10 Plans). HSBC offers a prototype plan for money purchase and profit sharing defined contribution plans. The rules governing these plans are complex, and a tax adviser should be consulted.

SECTION 457 PLAN, 401(K) PLAN, 403(B) PLAN

The Funds may be used as investment vehicles for certain deferred compensation plans provided for by Section 457 of the Code with respect to service for state governments, local governments, rural electric cooperatives and political subdivisions, agencies, instrumentalities, tax-exempt organizations and certain affiliates of such entities. The Funds may also be used as investment vehicles for both 401(k) plans and 403(b) plans.

DIVIDENDS AND DISTRIBUTIONS

Generally, a Fund’s net investment income consists of the interest and dividend income it earns, less expenses. In computing interest income, premiums are not amortized nor are discounts accrued on long-term debt securities in the Fund, except as required for federal income tax purposes. A Fund’s net realized capital gains, if any, are distributed to shareholders annually. Additional distributions are also made to each Fund’s shareholders to the extent necessary to avoid application of the 4% non-deductible federal excise tax on certain undistributed income and net capital gains of regulated investment companies. Shares begin accruing dividends on the day they are purchased.

For the Short Duration Fund, the Trust declares all of the Fund’s net investment income daily as a dividend to the Fund’s shareholders. Dividends substantially equal to a Fund’s net investment income earned during the month are distributed in that month to the Fund’s shareholders of record.

For the Short Duration Fund, Opportunity Fund, and Advisor Opportunity Fund, dividends are distributed monthly. For the Global Funds and the Growth Fund, dividends are distributed annually. Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder’s Shareholder Servicing Agent or Securities Broker), dividends are distributed in the form of additional full and fractional shares of each Fund.

Certain mortgage-backed securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as ordinary discount income or bond premium expense) will not normally be considered as income to the Portfolios and Underlying Funds and therefore will not be distributed as dividends to the shareholders of the Funds that invest in the Portfolios and Underlying Funds, respectively. Rather, these payments on mortgage-backed securities generally will be reinvested by the Portfolios and Underlying Funds in accordance with their investment objectives and policies.

DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES

TRUST AND ADVISOR TRUST

Each Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.001 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The shares of each series participate equally in the earnings, dividends and assets of the particular series. Currently, the Trust has 18 series of shares and the Advisor Trust has one series of shares. The separate series of each Trust constitute a separately managed “Fund.” The Trusts reserve the right to create additional series of shares. Currently, the Funds issue separate classes of shares as described under “General Information.”

Each share of each class of the Funds, if applicable, represents an equal proportionate interest in the Fund with each other share. Shares have no preference, preemptive, conversion or similar rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. The Trusts are not required and have no current intention to hold annual meetings of shareholders, although the Trusts will hold special meetings of Fund shareholders when in the judgment of the Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote. Shareholders of each series generally vote separately, for example, to approve investment advisory contracts or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes. Shares of each class of a series represent an equal pro rata interest in such series and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear any class expenses; and (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement, and each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Under each Trust’s Declaration of Trust, the Trusts are not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that either the Trust or the Advisor Trust will hold shareholders’ meetings unless required by law or its respective Declaration of Trust. In this regard, each Trust will be required to hold a meeting to elect Trustees (i) to fill any existing vacancies on the Board if after filling the vacancy, less than two-thirds of the Trustees then holding office would have been elected by shareholders; or (ii) if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Trust’s and Advisor Trust’s Declaration of Trust provide that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

The Trusts’ shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

Interests in a Portfolio have no preference, preemptive, conversion or similar rights, and are fully paid and non-assessable. The Portfolio Trust is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of the Portfolio Trust’s Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Portfolio.

Shareholders of the Trust and Advisor Trust should note that the respective series (or “Portfolios”) of the Portfolio Trust will vote separately or together in the same manner as described above for the Trusts. Under certain circumstances, the investors in one or more Portfolios of the Portfolio Trust could control the outcome of these votes. Whenever the Portfolio Trust is requested to vote on a matter pertaining to the Portfolio, the Advisor Trust and/or the Trust will hold a meeting of the affected Fund’s shareholders and will cast all of its votes on each matter at a meeting of investors in the Portfolio proportionately as instructed by the Fund’s shareholders. However, subject to applicable statutory and regulatory requirements, the Trust and Advisor Trust would not request a vote of a Fund’s shareholders with respect to any proposal relating to the Portfolio which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund.

Shareholders of each Fund have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders of the same Trust in connection with requesting a meeting of shareholders of the Trust for the purpose of removing one or more Trustees. Shareholders of a Trust also have the right to remove one or more Trustees without a meeting by a declaration in writing subscribed to by a specified number of shareholders. Upon liquidation or dissolution of a Fund, shareholders of the Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Each of the Trust and Advisor Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Funds or the Trust, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

Each Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

PORTFOLIO TRUST

The Portfolio Trust is organized as a master trust fund under the laws of the State of New York. The Underlying Portfolios are separate series of the Portfolio Trust, which currently has 3 series. The Underlying Portfolio Trust’s Declaration of Trust provides that a Fund and other entities investing in each Underlying Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of their respective Underlying Portfolio. However, the risk of a Fund incurring financial loss because of such liability is limited to circumstances in which both inadequate insurance existed and the Underlying Portfolio itself was unable to meet its obligations. Accordingly, the Trustees believe that neither a Fund nor its shareholders will be adversely affected by reason of the investment of all of its assets in the Portfolio.

OWNERSHIP OF THE FUNDS

As of February 4, 2013, the following persons owned of record 5% or more of a Fund or class of shares:

Fund	Percent Owned	Beneficial Owner
HSBC GROWTH FUND CLASS A	63.21%	PERSHING LLC
		ONE PERSHING PLAZA
		PRODUCT SUPPORT 14TH FLOOR
		JERSEY CITY, NJ 07399
HSBC GROWTH FUND CLASS A	27.44%	LPL FINANCIAL CORPORATION
		ONE BEACON STREET
		22ND FLOOR
		BOSTON, MA 02108
HSBC GROWTH FUND CLASS B	74.26%	PERSHING LLC
		ONE PERSHING PLAZA
		PRODUCT SUPPORT 14TH FLOOR
		JERSEY CITY, NJ 07399
HSBC GROWTH FUND CLASS B	20.33%	LPL FINANCIAL CORPORATION
		ONE BEACON STREET
		22ND FLOOR
		BOSTON, MA 02108
HSBC GROWTH FUND CLASS B	5.30%	NATIONAL FINANCIAL SERVICES LLC
		THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
		ONE WORLD FINANCIAL CENTER
		200 LIBERTY STREET
		NEW YORK, NY 10281
HSBC GROWTH FUND CLASS C	83.31%	PERSHING LLC
		ONE PERSHING PLAZA
		PRODUCT SUPPORT 14TH FLOOR
		JERSEY CITY, NJ 07399
HSBC GROWTH FUND CLASS C	16.22%	PERSHING LLC
		ONE PERSHING PLAZA

		PRODUCT SUPPORT 14TH FLOOR
		JERSEY CITY, NJ 07399
HSBC GROWTH FUND CLASS I	62.01%	PERSHING LLC
		ONE PERSHING PLAZA
		PRODUCT SUPPORT 14TH FLOOR
		JERSEY CITY, NJ 07399
HSBC GROWTH FUND CLASS I	20.22%	NATIONAL FINANCIAL SERVICES LLC
		THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
		ONE WORLD FINANCIAL CENTER
		200 LIBERTY STREET
		NEW YORK, NY 10281
HSBC GROWTH FUND CLASS I	11.43%	NORTHERN TRUST AS CUSTODIAN
		FBO HSBC
		PO BOX 92956
		CHICAGO, IL 60675
HSBC GROWTH FUND CLASS I	5.23%	LPL FINANCIAL CORPORATION
		ONE BEACON STREET
		22ND FLOOR
		BOSTON, MA 02108

HSBC OPPORTUNITY FUND CLASS A	62.28%	PERSHING LLC
		ONE PERSHING PLAZA
		PRODUCT SUPPORT 14TH FLOOR
		JERSEY CITY, NJ 07399
HSBC OPPORTUNITY FUND CLASS A	13.76%	LPL FINANCIAL CORPORATION
		ONE BEACON STREET
		22ND FLOOR
		BOSTON, MA 02108
HSBC OPPORTUNITY FUND CLASS A	12.26%	SEI PRIVATE TRUST COMPANY
		C/O HSBC AB3
		ONE FREEDOM VALLEY DRIVE
		ATTN MUTUAL FUND ADMINISTRATOR
		OAKS, PA 19456
HSBC OPPORTUNITY FUND CLASS A	5.39%	AMERIPRISE FINANCIAL SERVICES, INC.
		5221 AMERIPRISE FINANCIAL CENTER
		MINNEAPOLIS, MN 55474
HSBC OPPORTUNITY FUND CLASS B	77.74%	PERSHING LLC
		ONE PERSHING PLAZA
		PRODUCT SUPPORT 14TH FLOOR
		JERSEY CITY, NJ 07399
HSBC OPPORTUNITY FUND CLASS B	21.84%	LPL FINANCIAL CORPORATION
		ONE BEACON STREET
		22ND FLOOR
		BOSTON, MA 02108
HSBC OPPORTUNITY FUND CLASS C	93.52%	PERSHING LLC
		ONE PERSHING PLAZA
		PRODUCT SUPPORT 14TH FLOOR
		JERSEY CITY, NJ 07399
HSBC OPPORTUNITY FUND CLASS I	29.94%	PATTERSON CO FBO
		JONES DAY PENSION INVESTMENT
		NC 1076
		1525 WEST WT HARRIS BLVD
		CHARLOTTE, NC 282881076
HSBC OPPORTUNITY FUND CLASS I	19.05%	NATIONAL FINANCIAL SERVICES LLC
		THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
		ONE WORLD FINANCIAL CENTER
		200 LIBERTY STREET
		NEW YORK, NY 10281
HSBC OPPORTUNITY FUND CLASS I	16.27%	PERSHING LLC
		ONE PERSHING PLAZA
		PRODUCT SUPPORT 14TH FLOOR
		JERSEY CITY, NJ 07399
HSBC OPPORTUNITY FUND CLASS I	11.36%	CHARLES SCHWAB & CO., INC.
		101 MONTGOMERY STREET
		SAN FRANCISCO, CA 94104
HSBC OPPORTUNITY FUND CLASS I	10.86%	NORTHERN TRUST AS CUSTODIAN
		FBO HSBC
		PO BOX 92956
		CHICAGO, IL 60675
HSBC OPPORTUNITY FUND CLASS I	5.79%	FIRST STATE TRUST COMPANY 1
		DELAWARE CORPORATE CENTER II
		2 RIGHTER PARKWAY
		WILMINGTON, DE 19803

HSBC WS AGGRESSIVE STRATEGY FUND CLASS A	61.17%	PERSHING LLC
		ONE PERSHING PLAZA
		PRODUCT SUPPORT 14TH FLOOR
		JERSEY CITY, NJ 07399
HSBC WS AGGRESSIVE STRATEGY FUND CLASS A	31.95%	LPL FINANCIAL CORPORATION
		ONE BEACON STREET
		22ND FLOOR
		BOSTON, MA 02108
HSBC WS AGGRESSIVE STRATEGY FUND CLASS B	69.11%	PERSHING LLC
		ONE PERSHING PLAZA
		PRODUCT SUPPORT 14TH FLOOR
		JERSEY CITY, NJ 07399
HSBC WS AGGRESSIVE STRATEGY FUND CLASS B	27.59%	LPL FINANCIAL CORPORATION
		ONE BEACON STREET
		22ND FLOOR
		BOSTON, MA 02108
HSBC WS AGGRESSIVE STRATEGY FUND CLASS C	82.56%	PERSHING LLC
		ONE PERSHING PLAZA
		PRODUCT SUPPORT 14TH FLOOR
		JERSEY CITY, NJ 07399
HSBC WS AGGRESSIVE STRATEGY FUND CLASS C	16.05%	LPL FINANCIAL CORPORATION
		ONE BEACON STREET
		22ND FLOOR
		BOSTON, MA 02108
HSBC WS BALANCED STRATEGY FUND CLASS A	57.92%	PERSHING LLC
		ONE PERSHING PLAZA

		PRODUCT SUPPORT 14TH FLOOR
		JERSEY CITY, NJ 07399
HSBC WS BALANCED STRATEGY FUND CLASS A	34.11%	LPL FINANCIAL CORPORATION
		ONE BEACON STREET
		22ND FLOOR
		BOSTON, MA 02108
HSBC WS BALANCED STRATEGY FUND CLASS A	6.81%	NATIONAL FINANCIAL SERVICES LLC
		THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
		ONE WORLD FINANCIAL CENTER
		200 LIBERTY STREET
		NEW YORK, NY 10281
HSBC WS BALANCED STRATEGY FUND CLASS B	69.41%	PERSHING LLC
		ONE PERSHING PLAZA
		PRODUCT SUPPORT 14TH FLOOR
		JERSEY CITY, NJ 07399
HSBC WS BALANCED STRATEGY FUND CLASS B	27.32%	LPL FINANCIAL CORPORATION
		ONE BEACON STREET
		22ND FLOOR
		BOSTON, MA 02108
HSBC WS BALANCED STRATEGY FUND CLASS C	83.28%	PERSHING LLC
		ONE PERSHING PLAZA
		PRODUCT SUPPORT 14TH FLOOR
		JERSEY CITY, NJ 07399
HSBC WS BALANCED STRATEGY FUND CLASS C	14.90%	LPL FINANCIAL CORPORATION
		ONE BEACON STREET
		22ND FLOOR
		BOSTON, MA 02108

HSBC WS CONSERVATIVE STRATEGY FUND CLASS A	51.98%	PERSHING LLC
		ONE PERSHING PLAZA
		PRODUCT SUPPORT 14TH FLOOR
		JERSEY CITY, NJ 07399
HSBC WS CONSERVATIVE STRATEGY FUND CLASS A	38.27%	LPL FINANCIAL CORPORATION
		ONE BEACON STREET
		22ND FLOOR
		BOSTON, MA 02108
HSBC WS CONSERVATIVE STRATEGY FUND CLASS A	6.37%	NATIONAL FINANCIAL SERVICES LLC
		THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
		ONE WORLD FINANCIAL CENTER
		200 LIBERTY STREET
		NEW YORK, NY 10281
HSBC WS CONSERVATIVE STRATEGY FUND CLASS B	71.76%	PERSHING LLC
		ONE PERSHING PLAZA
		PRODUCT SUPPORT 14TH FLOOR
		JERSEY CITY, NJ 07399
HSBC WS CONSERVATIVE STRATEGY FUND CLASS B	24.11%	LPL FINANCIAL CORPORATION
		ONE BEACON STREET
		22ND FLOOR
		BOSTON, MA 02108
HSBC WS CONSERVATIVE STRATEGY FUND CLASS C	57.74%	PERSHING LLC
		ONE PERSHING PLAZA
		PRODUCT SUPPORT 14TH FLOOR
		JERSEY CITY, NJ 07399
HSBC WS CONSERVATIVE STRATEGY FUND CLASS C	35.55%	LPL FINANCIAL CORPORATION
		ONE BEACON STREET
		22ND FLOOR
		BOSTON, MA 02108
HSBC WS MODERATE STRATEGY FUND CLASS A	57.65%	PERSHING LLC
		ONE PERSHING PLAZA
		PRODUCT SUPPORT 14TH FLOOR
		JERSEY CITY, NJ 07399
HSBC WS MODERATE STRATEGY FUND CLASS A	36.51%	LPL FINANCIAL CORPORATION
		ONE BEACON STREET
		22ND FLOOR
		BOSTON, MA 02108
HSBC WS MODERATE STRATEGY FUND CLASS B	69.85%	PERSHING LLC
		ONE PERSHING PLAZA
		PRODUCT SUPPORT 14TH FLOOR
		JERSEY CITY, NJ 07399
HSBC WS MODERATE STRATEGY FUND CLASS B	27.25%	LPL FINANCIAL CORPORATION
		ONE BEACON STREET
		22ND FLOOR
		BOSTON, MA 02108
HSBC WS MODERATE STRATEGY FUND CLASS C	76.64%	PERSHING LLC
		ONE PERSHING PLAZA
		PRODUCT SUPPORT 14TH FLOOR
		JERSEY CITY, NJ 07399
HSBC WS MODERATE STRATEGY FUND CLASS C	20.34%	LPL FINANCIAL CORPORATION
		ONE BEACON STREET
		22ND FLOOR
		BOSTON, MA 02108

HSBC WS INCOME STRATEGY FUND CLASS A	37.77%	NATIONAL FINANCIAL SERVICES LLC
		THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
		ONE WORLD FINANCIAL CENTER
		200 LIBERTY STREET
		NEW YORK, NY 10281
HSBC WS INCOME STRATEGY FUND CLASS A	25.17%	HSBC GLOBAL ASSET MGMT USA INC
		452 5TH AVE 17TH FLOOR
		ATTN STEVE SIVILLO
		NEW YORK, NY 10018
HSBC WS INCOME STRATEGY FUND CLASS A	23.31%	PERSHING LLC
		ONE PERSHING PLAZA
		PRODUCT SUPPORT 14TH FLOOR
		JERSEY CITY, NJ 07399
HSBC WS INCOME STRATEGY FUND CLASS A	6.32%	RICHARD A FABIETTI
		IRA
		9 WAWAPEK ROAD
		COLD SPRING HARBOR, NY 11724
HSBC WS INCOME STRATEGY FUND CLASS A	5.79%	DANIEL J ANNIELLO
		IRA
		245 E 25TH ST APT 11C
		NEW YORK, NY 100103046
HSBC WS INCOME STRATEGY FUND CLASS B	57.17%	PERSHING LLC
		ONE PERSHING PLAZA
		PRODUCT SUPPORT 14TH FLOOR
		JERSEY CITY, NJ 07399
HSBC WS INCOME STRATEGY FUND CLASS B	40.79%	NATIONAL FINANCIAL SERVICES LLC
		THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
		ONE WORLD FINANCIAL CENTER
		200 LIBERTY STREET
		NEW YORK, NY 10281
HSBC WS INCOME STRATEGY FUND CLASS C	94.05%	PERSHING LLC
		ONE PERSHING PLAZA
		PRODUCT SUPPORT 14TH FLOOR
		JERSEY CITY, NJ 07399

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax adviser with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAX STATUS OF THE FUNDS

The Funds intend to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, foreign currencies, net income derived from an interest in a qualified publicly traded partnership or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), in two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or of one or more qualified publicly traded partnerships.

If for any taxable year a Fund does not qualify for federal tax treatment as a regulated investment company, all of the Fund’s net taxable investment income would (unless certain cure provisions apply) be subject to federal and, potentially, state income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (including amounts derived from interest on municipal securities) would be taxable to a Fund’s shareholders to the extent of the Fund’s current and accumulated earnings and profits.

As a regulated investment company, a Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute all or substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year; and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

THE PORTFOLIOS

Each Portfolio has obtained a ruling from the Internal Revenue Service that the Portfolio will be treated as a partnership for federal income tax purposes. For purposes of determining whether a Fund satisfies the income and diversification tests to maintain its status as a regulated investment company, the Fund, as an investor in the Portfolio, will be deemed to own a proportionate share of the Portfolio’s income and assets.

DISTRIBUTIONS IN GENERAL

Distributions of investment company taxable income are generally taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares (see below for information concerning reduced rates of tax for certain dividends exempt-interest dividends and capital gain dividends). Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

Generally, the maximum tax rate for individual taxpayers on long-term capital gains and on certain qualifying dividends on corporate stock is 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. These rates do not apply to corporate taxpayers. Each Fund will be able to separately report distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from Funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States, which satisfy certain other requirements. Passive foreign investment companies are not treated as “qualified foreign corporations.”

The excess of net long-term capital gains over net short-term capital losses realized, distributed and properly designated by a Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares. Capital gain distributions made to individuals are generally subject to a maximum federal income tax rate of 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Net capital gains from assets held for one year or less will be taxed as ordinary income.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Shareholders receiving distributions in the form of additional shares will be taxed on the amount of such distribution and will have a cost basis for federal income tax purposes in each share received equal to the the amount of the cash the shareholder could have received. Shareholders will be notified annually as to the U.S. federal tax status of distributions.

If the NAV of shares is reduced below a shareholder’s cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a partial return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

DISPOSITIONS

Upon a redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and the rate of tax will depend upon the shareholder’s holding period for the shares. If an individual shareholder has held the shares as a capital asset for more than one year, the maximum current federal income tax rate is generally 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts. Any loss realized from a disposition of Fund shares that were held for six months or less will be disallowed to the extent that dividends received from a Fund are designated as exempt-interest dividends. Any loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

The Internal Revenue Code requires the Funds to report to the IRS, and furnish to Fund shareholders, cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. The Funds will permit Fund shareholders to elect from among several cost basis methods accepted by the IRS, including average cost. In the absence of an election by a shareholder, the Funds will use the average cost method with respect to that shareholder.

If, within 90 days after purchasing Fund shares with a sales charge, a shareholder exchanges the shares and acquires new shares at a reduced (or without any) sales charge pursuant to a right acquired with the original shares prior to February 1st of the year following the initial acquisition of Fund shares, then the shareholder may not take the original sales charge into account in determining the shareholder’s gain or loss on the disposition of the shares. Gain or loss will generally be determined by excluding all or a portion of the sales charge from the shareholder’s tax basis in the exchanged shares, and the amount excluded will be treated as an amount paid for the new shares.

BACKUP WITHHOLDING

The Funds generally will be required to withhold federal income tax at a rate of 28% (“backup withholding”) from dividends paid, capital gain distributions, and redemption proceeds to shareholders if: (1) the shareholder fails to furnish the Funds with the shareholder’s correct taxpayer identification number or social security number; (2) the IRS notifies the shareholder or the Funds that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder’s federal income tax liability.

OTHER TAXATION

Distributions may be subject to additional state and local taxes, depending on each shareholder’s particular situation. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Note that the preferential rate of tax applicable to qualified dividend income (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of a Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. If the Fund elects to report distributions of qualified U.S. source interest and short-term capital gains, such distributions may be paid to foreign shareholders free of withholding through October 31, 2014. However, depending on the circumstances, a Fund may designate all, some or none of the Fund’s potentially eligible dividends as eligible for this exemption, and a portion of the Fund's distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. There can be no assurance as to whether or not legislation will be enacted to extend this exemption.

Effective January 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) on redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the funds to enable the Funds to determine whether withholding is required.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of the U.S. estate tax and foreign taxes.

FUND INVESTMENTS

With respect to the World Selection Funds, for purposes of this section, the term “Fund” also includes the Underlying Funds.

Market Discount. If a Portfolio or a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund, at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity, which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount” not previously taken into account.

Original Issue Discount. Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although a Fund receives no actual cash income from such a discount, original issue discounts that accrue on debt securities in a given year generally are treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

Options, Futures and Forward Contracts. Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which a Fund may invest may be “section 1256 contracts.” Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.

Transactions in options, futures and forward contracts undertaken by a Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Portfolio are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Portfolio, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a Fund that did not engage in such transactions.

Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a “qualifying dividend,” to instead be taxed at the rate of tax applicable to ordinary income.

Constructive Sales. Under certain circumstances, the Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, a Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon a Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on a Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of a Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

SPECIAL TAX CONSIDERATIONS FOR THE WORLD SELECTION FUNDS

For purposes of this section, the term “Fund” also includes the Underlying Funds.

A Fund may elect to pass-through tax credits from certain eligible tax credit bonds to its shareholders. If a Fund so elects, the Fund’s shareholders will be required to include additional amounts attributable to the credit in their income.

FOREIGN TAX ISSUES

Passive Foreign Investment Companies. The Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general, under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over the period during which the Funds held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though that Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

The Funds may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, each Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, each Fund may be able to elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income, and mark-to-market losses and any loss from an actual disposition of a Fund’s shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Alternatively a Fund may be able to elect to treat a PFIC investment as a “qualified electing fund”upon the condition precedent that the PFIC furnishes a PFIC annual information statement to the Fund. Under this election the Fund would be required to annually recognize its pro-rata share of net income and net capital gains of the PFIC regardless of whether they are actually distributed by the PFIC.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualifying dividends.”

Foreign Taxes. Income received by the Funds from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, or or if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, and the Fund distributes at least 90% of its investment company taxable income, that Fund will be eligible and may (or may not) elect to “pass through” to that Fund’s shareholders the amount of qualifying foreign taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). No credit may be claimed by a shareholder with respect to Fund shares that have been held less than 16 days. Each shareholder will be notified after the close of a Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income flows through to its shareholders. With respect to each Fund, gains from the sale of securities may be treated as derived from U.S. sources and certain currency fluctuation gains including fluctuation gains from foreign currency denominated debt securities, receivables and payables, may be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. If a Fund is not eligible to, or does not, make the election to “pass through” to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualifying dividends.”

Foreign Currency. Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of a Fund’s net investment income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that each Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other net investment income during a taxable year, a Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders for federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder’s basis in his or her Fund shares.

As described above, at least 90% of a Fund’s gross income for each taxable year must be Qualifying Income. The Code expressly confers upon the Secretary of the Treasury of the United States the authority to issue tax regulations that would exclude income and gains from investments in foreign currencies from treatment as Qualifying Income in cases in which the foreign currency income or gains are not directly related to the company’s principal business of investing in stocks or securities (or options or futures with respect to such stocks or securities). In light of this grant of regulatory authority, there is no assurance that the Secretary will not issue such regulations. Moreover, there is a remote possibility that such regulations may be applied retroactively, which could affect the ability of a Fund to qualify as a RIC.

Indian Tax Issues (BRIC Equity Fund and India Equity Fund). Under the Indian income-tax legislation, as a general rule, long-term capital gains applicable to FIIs registered with SEBI upon the disposal of securities is taxable at 10% (plus surcharges) whereas short-term capital gains are taxable at 30% (plus surcharges). Shares in a company, other securities listed on a recognized stock exchange in India and units of a mutual fund registered with SEBI qualify as long-term if they are held for more than one year prior to disposal and as short-term if they are held for one year or less prior to disposal. Securities other than the foregoing qualify as long-term only if they are held for more than three years prior to disposal and as short-term if they are held for three years or less prior to disposal.

As a special rule, which applies to all taxpayers, long-term capital gains arising from the disposal of equity shares in a company are exempt from income tax if the transaction is entered through a recognized stock exchange in India and the applicable securities transaction tax is paid. Short-term capital gains resulting from the disposal of equity securities is taxable at 15% (plus surcharges) if the relevant transaction is entered through a recognized stock exchange in India and the applicable securities transaction tax is paid. The disposal of equity shares through a recognized Indian stock exchange is subject to a securities transaction tax (“STT”) of 0.025%, which is recovered by the stock exchange from the settlement amount. STT, however, is not tax deductible while computing capital gains. Capital gains tax is imposed as described above only upon the disposal of securities (i.e., when the gains are realized).

Unrecouped capital losses can be carried forward to set-off future “capital gains.” In order to carry such losses forward, the tax return for the loss year (April to March) must be filed within a prescribed time period. Capital losses can be carried forward for a maximum period of eight years. Unrecouped business loss is treated similarly.

Interest income received by FIIs from debt securities is subject to a tax of 20% (plus surcharges). Dividends received from shares are fully exempt from income tax in the hands of the relevant shareholder (including an FII). However, the dividend paying company is liable to a distribution tax of 15% (plus surcharges).

Gains from the disposal of securities that are classified as “business income” (rather than “capital gains”) are subject to income tax at the full applicable rates without any exemptions. Therefore, a FII that is organized as a corporate entity would be taxed at the rate of 40% (plus surcharges) whereas a noncorporate entity would be taxed at the rate of 30% (plus surcharges) of its “business income.” Any STT paid is generally available as a rebate from the income tax payable on such “business income.” Unrealized gains/loss on securities could be subject to income tax when computing “business income.”

India's right to impose income tax on a non-resident as well as to apply a tax rate as per its income tax legislation is subject to the provisions of any applicable Double Taxation Avoidance Agreement (if any) between India and the country of tax residence of such non-resident. Taxes incurred on the Funds’ short-term realized gains may lower the potential short-term capital gains distribution of the Funds. Any taxes paid in India by the Funds on short-term realized gains will be available to be included in the calculation of the Funds’ foreign tax credit that is passed through to shareholders via Form 1099-DIV if the Fund is eligible and elects to do so, as described above. Although taxes incurred on short-term gains may lower the potential short-term capital gains distribution of the Funds, they also potentially lower, to a larger extent, the total return of the Funds as proceeds from sales are reduced by the amount of the tax.

China Tax Issues (China Equity Fund). The Chinese system of taxation is not as well settled as that of the United States and may have retroactive effects. Generally, income derived from interest, dividends, profit distributions and capital gains of B-Shares is subject to a 20% withholding tax. This tax is reduced to 10% on income received from companies established in Shanghai or Shenzhen. If Chinese issuers of B-Shares qualify as Sino-foreign joint ventures, it is possible that they will be exempted from the withholding tax. Any gains realized by the China Equity Fund from the sale of B-Shares may be considered as China resourced income, which will be subject to withholding tax at the rate described above.

OTHER INFORMATION

CAPITALIZATION

The Advisor Trust is a Massachusetts business trust established under a Declaration of Trust dated April 5, 1996. The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, Fund Trust Tax-Free Trust (organized on July 30, 1986) and Fund Vest (organized on July 17, 1984, and since renamed Fund Source). Prior to October 3, 1994, the name of the Trust was “Fund Trust.” Prior to April 12, 2001, the name of the Trust was Republic Funds. Prior to February 28, 2012, the name of the Trust was HSBC Investor Funds.

The capitalization of each of the Trust and Advisor Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Boards of Trustees may establish additional series (with different investment objectives and fundamental policies) and classes of shares within each series at any time in the future. Establishment and offering of additional class or series will not alter the rights of the Fund’s shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In the event of a liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees has appointed KPMG LLP as the independent registered public accounting firm of the Trusts for the fiscal year ending October 31, 2013. KPMG LLP will audit each Trust’s annual financial statements, prepare each Trust’s income tax returns, and assist in the filings with the SEC. KPMG LLP’s address is 191 West Nationwide Blvd., Suite 500, Columbus, OH 43215.

COUNSEL

Dechert LLP, 1900 K Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Trusts, and also acts as counsel to the Trusts. Blank Rome LLP, 405 Lexington Avenue, New York, New York 10174, acts as counsel to the Independent Trustees of the Trusts.

CODE OF ETHICS

Each Trust, and each of the Adviser, the Subadvisers and Citi have adopted a code of ethics, as required by applicable law, including Rule 17j-1 under the 1940 Act, which is designed to prevent affiliated persons of the Trust, the Adviser, the Subadvisers and Citi from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions, required to pre-clear certain transactions and to report certain transactions on a regular basis.

REGISTRATION STATEMENT

This SAI and the Prospectuses do not contain all the information included in each Trust’s registration statement filed with the SEC under the 1933 Act with respect to shares of a Fund, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. or on the SEC’s website at http://www.sec.gov.

Statements contained herein and in the Prospectuses as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document that was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

Each Fund’s current audited financial statements (and the audited financial statements of the corresponding Portfolios) dated October 31, 2012 are hereby incorporated herein by reference from the Annual Report of the Funds dated October 31, 2012, as filed with the SEC. Copies of the report will be provided without charge to each person receiving this SAI. As of the date of this SAI, the BRIC Equity Fund, China Equity Fund, India Equity Fund and Short Duration Fund have not commenced operations and thus do not have audited financial statements.

SHAREHOLDER INQUIRIES

All shareholder inquiries should be directed to the Trusts, P.O. Box 182845, Columbus, Ohio 43218-2845.

GENERAL AND ACCOUNT INFORMATION: (800) 782-8183 (TOLL/FREE)

APPENDIX A

DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR’S

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:

  Likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  Nature of and provisions of the obligation;

  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or sign to Minus (-)	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Municipal Short-Term Note Ratings

A Standard & Poor's U.S. municipal note rating reflects Standard & Poor's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor's analysis will review the following considerations:

  Amortization schedule – the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

  Source of payment – the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Variable Rate Demand Obligations:

Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

MOODY’S INVESTORS SERVICE (“Moody’s”)

Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

U.S. Municipal Short Term Obligation Ratings

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short term obligations.

NP	Issuers (or supporting institutions) rated “Not Prime” do not fall within any of the Prime rating categories.

Note:	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

FITCH, INC. (“Fitch Ratings”)

Corporate Finance Obligations – Long-Term Rating Scales

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%–50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity's issuer rating or Issuer Default Rating (“IDR”).

AAA

Highest credit quality. `AAA’ denotes the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. `AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B	Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Notes: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'B'.

The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F-1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F-2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F-3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B

DESCRIPTION OF MUNICIPAL OBLIGATIONS

Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, industrial facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, hazardous waste treatment or disposal facilities, and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from regular federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its good faith, credit and taxing, power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer’s legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending” on numerous factors.

Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance operational needs of municipalities. Generally, they are issued in anticipation of the receipt of various tax revenues, such as property, income, sales, use and business taxes.

2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of dedicated revenues, such as state aid or federal revenues available under federal revenue sharing programs.

3. Tax and Revenue Anticipation Notes. Tax and Revenue Anticipation Notes are issued by the State to fund its day-to-day operations and certain local assistance payments to its municipalities and school districts. Such Notes are issued in anticipation of the receipt of various taxes and revenues, such as personal income taxes, business taxes and user taxes and fees.

4. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. Long-term bonds or renewal Bond Anticipation Notes provide the money for the repayment of the Notes.

Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

B-1

The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue. The ratings of Moody’s Investors Service, Standard & Poor’s Rating Services and Fitch, Inc. represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

Municipal Obligations may be more susceptible to downgrade, default, and bankruptcy as a result of recent periods of economic stress. Factors contributing to the economic stress on municipalities may include: lower property tax collections as a result of lower home values, lower sales tax revenue as a result of reduced consumer spending, lower income tax revenue as a result of higher unemployment rates, and budgetary constraints of local, state and federal governments upon which the municipalities may be relying for funding. In addition, as certain Municipal Obligations may be secured or guaranteed by banks and other institutions, the risk to a Fund could increase due to stresses on the banking, insurance or other parts of the financial sector as a result of the economic environment, or due to downgrades or risks of downgrades to the credit ratings of the institutions issuing the guarantee. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of Municipal Obligations and thus the value of a Fund’s investment. Further, an insolvent municipality may file for bankruptcy, which may significantly affect the value of the Municipal Obligations issued by the municipality and therefore the value of a Fund’s investment. Municipal Obligations are also subject to the risk that the perceived increase in the likelihood of default or downgrade among municipal issuers as a result of recent market conditions could result in increased illiquidity, volatility and credit risk. In addition, certain municipal issuers may either be unable to issue bonds or to access the market to sell securities or, if able to access the market, may be forced to issue securities at much higher rates. These events could result in decreased investment opportunities for a Fund and lower investment performance.

B-2

APPENDIX C

HSBC FUNDS,
HSBC ADVISOR FUNDS TRUST, and
HSBC PORTFOLIOS PROXY VOTING POLICY

The Trust delegates the authority to vote proxies related to portfolio securities of each series (the “Funds”) of the Trust to HSBC Global Asset Management (USA) Inc. (“HSBC”), which in turn delegates proxy voting authority for some Funds of the Trust to a Subadviser retained to provide day-to-day portfolio management for that Fund. The Boards of Trustees (the “Board”) adopt the proxy voting policies and procedures of HSBC and the Subadvisers as the proxy voting policies and procedures that will be used by each of these respective entities when exercising voting authority on behalf of each Fund. These policies and procedures are attached hereto.

The Board will provide the Trust’s consent to vote in matters where HSBC or a Subadviser seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons.

C-1

APPENDIX D

HSBC INVESTMENTS (USA) INC and HSBC GLOBAL ASSET MANAGEMENT (SINGAPORE)
LIMITED PROXY VOTING POLICY AND PROCEDURES

December 2006

HSBC Global Asset Management (USA) Inc.
HSBC Global Asset Management (Singapore) Limited

PROXY VOTING POLICY AND PROCEDURES

The purpose of this proxy voting policy is to reasonably insure that HSBC Global Asset Management (USA) Inc. and HSBC Global Asset Management (Singapore) Limited (collectively, “HSBC Global Asset Management”), as a fiduciary, fulfills its responsibility to clients to vote proxy ballots in connection with proposals submitted by management, and others, to shareholders for approval. The financial interest of the shareholders of the Investment Companies and of the Manager's investment advisory clients is the primary consideration in determining how proxies should be voted.

As long as there is no provision to the contrary in the Investment Management Agreement or Charter, By-Laws, Trust Agreement, Plan Documents, Partnership Agreement or other controlling documents which create the legal entity with which we are dealing, the power to vote on proposals presented to shareholders through the proxy solicitation process will be considered by HSBC Global Asset Management to be an integral part of its investment management responsibility, recognizing that certain proposals, if implemented, may have a substantial impact on the market valuation of portfolio securities. For investment advisory clients, this responsibility is inherent, unless a client has elected to vote proxies directly. In the case of the Investment Companies, this responsibility has been delegated to HSBC Global Asset Management by each Investment Company’s Board of Directors.

Proxy Voting Policy

It is the policy of HSBC Global Asset Management to vote client proxies for the exclusive benefit of its clients’ accounts. In most, if not all cases, this will mean that the proposals that maximize the value of the securities we hold will be approved without regard to non-economic considerations.

HSBC Global Asset Management generally will not favor proposals that are designed to make it difficult for a company to be acquired or that have a tendency to entrench current management at the expense of securities holders. Therefore, HSBC Global Asset Management will generally vote against proposals concerning instituting “poison pills”, classified boards of directors, unequal voting rights, elimination of shareholder action by written consent and granting stock options at less than fair market value.

In this regard, HSBC Global Asset Management has engaged a third party proxy voting service provider (“Proxy Service Provider”) to conduct analysis of proposals, and to provide guidance on voting ballots. The Proxy Service Provider provides its analysis in the form of written reports, which are circulated to HSBC Global Asset Management’s investment staff for their review. A more extensive summary of proxy voting guidelines will be provided to clients upon request.

Certain portfolios (“Fund of Funds”) primarily invest a majority of their assets in non-voting securities of other unregistered investment vehicles (“Sub-Funds”) which have investors other than the Fund of Funds. Sub-Funds typically do not submit matters to investors for vote. In the event that a Sub-Fund submits a matter to its investors for vote and the Fund of Fund holds voting interests in the Sub-Fund, the vote will be made in a way that we believe is in the best interest of the Fund of Funds.

Administration

The Proxy Service Provider will administer the proxy voting process, including receiving ballots, casting votes and maintaining required records. On an as-needed basis, HSBC Global Asset Management will review the Proxy Voting Policy and its administration to resolve any proxy voting issues that may arise.

Conflicts of Interest

HSBC Global Asset Management generally will vote proxies in accordance with the Proxy Service Provider’s predetermined recommendations, including instances where potential material conflicts of interest may exist. In the event a proxy proposal gives rise to a material conflict of interest that is not addressed by the Proxy Service Provider’s predetermined recommendations, HSBC Global Asset Management’s senior management will review, and if deemed necessary, an independent consultant or outside counsel will be consulted to resolve the material conflict of interest.

Client Access to Proxy Voting Records

A record of how proxies have been voted for a client’s account will be provided upon request. Clients can request their proxy voting record by contacting their Client Investment Service Manager at (212) 525-5000. Alternatively, clients may submit written requests to HSBC Global Asset Management (USA) Inc., 452 Fifth Avenue – 18th Floor, New York, NY 1008, ATTN: Chief Compliance Officer.

     January 2012

HSBC Global Asset Management (Hong Kong) Limited
VOTING POLICY AND PROCEDURES

General

The purpose of this document is to state the voting policy of HSBC Global Asset Management (Hong Kong) Limited (“AMHK”), in connection with proposals submitted by management, and others of the stock companies, to shareholders for approval.

The power to vote on proposals presented to shareholders through the proxy solicitation process is considered by AMHK to be important, recognizing that certain proposals, if implemented, may have a substantial impact on the market valuation of portfolio stocks. Further, proxy voting may also help to enhance corporate governance quality of the stock companies.

Voting Policy

1.	Should generally cast/recommend FOR or AGAINST vote for a resolution for any of the following with the benefit of the clients in mind:

very substantial acquisition, major transaction, discloseable transaction, share transaction and connected transactions as defined in the Hong Kong Stock Exchange Listing Rules (or similar transactions for stocks listed on other markets); in the interests of the portfolios/clients. The market specialist will seek to act in a manner that he/she, based on all relevant circumstances, believes is most likely to enhance the economic value of the underlying securities held for the portfolios/clients.

2.	For general non-contentious matters raised at the Annual General Meeting of the listed company, votes should be cast/recommended in favour of the Board's recommendation. Such as:

	a)	adopting audited annual accounts;
	b)	declaring dividend;
	c)	re-appointment of auditors;
	d)	giving a general mandate to the Directors to issue of additional share of not exceeding 10% of the issued share capital as at the date of resolution;
	e)	giving a general mandate to the Directors to repurchase shares of not exceeding 10% of the issued share capital as at the date of the resolution.

3.	Should cast vote/recommend AGAINST resolution if the remuneration to board of directors are, in the opinion of the market specialist, excessive especially in view of the profit of the listed company, market cap etcs.

4.	Votes should be cast/recommended AGAINST:

	a)	proposal that would, in the opinion of the market specialist, enrich management excessively or would significantly increase compensation awards and/or employment contracts to senior management which would work to the detriment of the shareholders;

	b)	requested action that would in the opinion of the market specialist impose unnecessary expense on the company.

5.	Votes should be cast/recommended FOR or AGAINST the following, on a case by case basis

	a)	change in the company constitution that requires greater than a majority shareholder’s approval, with the benefits of the clients in mind.

Client Specific Instructions

The above is the general voting policy only. Clients may have specified different instructions (e.g. prior approval, or different specific voting requirement / instructions). CISMs should deal with these accordingly.

Conflicts of Interest

AMHK will generally vote proxies in accordance with the market specialists' recommendations. The market specialists will make the recommendation based on the principles set out in the Voting Policy set out above. In the event a proxy proposal giving rise to a material conflict of interest, the market specialists / fund managers should consult AMHK Chief Investment Officer (“CIO”) and the AMHK Local Compliance Officer (“LCO”) and, if deemed necessary by the AMHK CIO or LCO, legal advice should be obtained to see how and whether votes are to be cast.

Administration and Record Keeping

AMHK Business Support Department must (a) maintain documentation on the voting information, market specialists’ recommendation and how they are voted on behalf of clients, (b) arrange for the casting of votes according to the recommendation of the fund specialists and (c) record rationale for such voting in case of transactions/proposed transactions of the listed company mentioned in 1 and 5 above.

APPENDIX E

Westfield Capital Management Company, L.P.
Proxy Voting Policy
Revised October 2011

Introduction

Westfield Capital Management Company, L.P. (“Westfield”) will offer to vote proxies for all client accounts. Westfield believes that the voting of proxies can be an important tool for investors to promote best practices in corporate governance and we seek to vote all proxies in the best interests of our clients as investors. We also recognize that the voting of proxies with respect to securities held in managed accounts is an investment responsibility having economic value.

In accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”), Westfield has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of our clients. Our authority to vote proxies for our clients is established by the investment advisory contract with each client or comparable documents. Clients can contact their Marketing representative or our Compliance Department (wcmcompliance@wcmgmt.com) for a report of how their account’s securities were voted if Westfield has voting authority.

Oversight of Proxy Voting Function

Westfield’s proxy voting function is managed by the firm’s Compliance team. Westfield has engaged a third party service provider, Institutional Shareholder Services, Inc. (the “vendor”), to assist with the proxy voting function. Westfield’s Compliance Associate (the “Associate”), is responsible for handling the day-to-day items that may arise from voting proxy ballots. These items include, but are not limited to:

1.	overseeing the vendor; this includes performing periodic audits of the proxy votes and the vendor’s reconciliation efforts as well as tracking missing ballots;

2.	ensuring required proxy records are retained according to applicable rules and regulations and internal policy;

3.	preparing and distributing proxy reports for internal and external requests;

4.	reviewing proxy policy and voting guidelines at least annually;

5.	identifying and reporting any conflicts of interest to the other members of the Compliance team and if necessary to the Operating and Risk Management Committee; and

6.	conducting vendor due diligence annually.

Proxy Voting Guidelines

Westfield will utilize the ISS Proxy Voting Guidelines. We believe these guidelines have been developed in the best interest of shareholders. Therefore, Westfield will typically not accept client direction on proxy votes, nor will we notify clients of material proxy proposals prior to voting. Clients, however, may contact Westfield to inquire how a particular proposal will be voted.

Clients who have designated proxy voting authority to Westfield may choose to vote in accordance with the vendor’s standard guidelines (Exhibit A), the AFL-CIO’s guidelines (Exhibit B), or the vendor’s Socially Responsible Guidelines (Exhibit C). Clients who do not designate a specific set of voting guidelines will be assigned the standard guidelines (Exhibit A).

As a general policy, information on Westfield’s proxy voting decisions or status of votes will not be communicated or distributed to external solicitors. On occasion, Westfield may provide such information to solicitors if we believe a response will benefit our clients or a response is requested from the Westfield security analyst.

Proxy Voting Process

The vendor tracks proxy meetings and reconciles proxy ballots received for each meeting. Westfield will use our best efforts in obtaining any missing ballots; however, we vote only those proxy ballots our vendor has received. For any missing ballots, the vendor will contact custodians to locate such missing ballots. Since there can be many factors affecting proxy ballot retrieval, it is possible that Westfield will not receive a ballot in time to place a vote. Clients who participate in securities lending programs should be aware that Westfield will not call back any shares on loan for proxy voting purposes.

For each meeting, the vendor reviews the agenda and applies a vote recommendation for each proposal based on the written guidelines assigned to the applicable accounts. The Associate monitors this process and conducts periodic reviews of the vendor to ensure votes are cast in-line with the established guidelines.

Westfield will vote all proxies in accordance with the guidelines, with the following exceptions:

1.	Provided that Westfield is a current holder, all contentious issues, especially special meeting agendas or contested meetings will be referred to the Westfield security analyst or portfolio manager who covers the security (the “analyst” or “manager”). Similarly, if Westfield is a current holder and is among the Top 10 shareholders (based on the vendor’s published research papers), the Associate will confirm the recommended votes with the analyst or manager. If an override to the guidelines is proposed, the analyst or manager will provide rationale on such decision. If the security is sold to zero before the date of the meeting, votes will be cast in accordance with the client’s selected policy.

2.	At any time, if an analyst or manager believes that following the guidelines in any specific case would not be in the clients’ best interests, he/she may request to override the guidelines. The request must be in writing and shall include an explanation of the rationale for doing so.

Westfield will not override any of the voting positions in either the AFL-CIO’s or vendor’s Socially Responsible Guidelines (“SRI”); thus, the exceptions noted directly above will not apply to voting guidelines set forth in the AFL-CIO or SRI policies.

Conflicts of Interest

Westfield’s policy is to vote proxies based solely on the investment merits of the proposal. When a conflict of interest is identified, the Associate will bring it to the attention of the other members of the Compliance team. If Compliance determines that the conflict is material in nature, it may be addressed with the Operating & Risk Management Committee and the analyst or manager. Rationale for the resolution will be documented, typically via email.

Proxy Reports

Westfield can provide account specific proxy reports to clients upon request or at scheduled time periods (e.g., quarterly). Client reporting requirements typically are established during the initial account set-up. The reports will contain at least the following information:

company name meeting agenda
how the account voted on each agenda item
whether the account vote was in-line or against management recommendation rationale for any votes against the established guidelines (rationale is not always provided for votes that are in-line with guidelines since these are set forth in the written guidelines)

Recordkeeping

In accordance with Rule 204-2 of the Investment Advisers Act of 1940, proxy voting records will be maintained for at least five years. The following records will be retained by Westfield or the proxy vendor:

1.	a copy of the Proxy Voting Polices and Guidelines and amendments that were in effect for the past five years;

2.	electronic or paper copies of each proxy statement received by Westfield or the vendor with respect to securities in client accounts (Westfield may also rely on obtaining copies of proxy statements from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

3.	records of each vote cast for each client;

4.	documents created by Westfield that were material to making a decision on how to vote proxies or memorializes the basis for such decision (basis for decisions voted in line with policy is provided in the written guidelines);

5.	written reports to clients on proxy voting and all client requests for information and Westfield’s response;

6.	disclosure documentation to clients on how they may obtain information on how we voted their securities.

2011 U.S. Proxy Voting Guidelines Concise Summary

(Digest of Selected Key Guidelines)

January 3, 2011

Institutional Shareholder Services Inc.

Copyright © 2011 by ISS.
The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of ISS’s 2011 proxy voting guidelines can be found in the Jan. 15, 2011, edition of the U.S. Proxy Voting Manual, and in the 2011 U.S. Proxy Voting Guidelines Summary.

www.issgovernance.com

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

  An auditor has a financial interest in or association with the company, and is therefore not independent;
  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of
    GAAP; and material weaknesses identified in Section 404 disclosures; or
  Fees for non-audit services (“Other” fees) are excessive.

  Non-audit fees are excessive if:

  Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

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Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability

2.	Board Responsiveness

3.	Director Independence

4.	Director Competence

1. Board Accountability

VOTE WITHHOLD/AGAINST1 the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE), for the following:

Problematic Takeover Defenses:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election -- any or all appropriate nominees (except new) may be held accountable;
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1 In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

1.2.
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:
  A classified board structure;
  A supermajority vote requirement;
  Majority vote standard for director elections with no carve out for contested elections;
  The inability for shareholders to call special meetings;
  The inability for shareholders to act by written consent;
   A dual-class structure; and/or
  A non-shareholder approved poison pill.

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote withhold/against every year until this feature is removed;

1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.
the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
  The date of the pill’s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;
  The issuer’s rationale;
  The issuer's governance structure and practices; and
  The issuer's track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if:

1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices

Vote WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:

1.11.	There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);

1.12.	The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the company's equity plan;

1.13.	The company fails to submit one-time transfers of stock options to a shareholder vote;

1.14.	The company fails to fulfill the terms of a burn rate commitment made to shareholders;

1.15.	The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.16.	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

1.17.	Failure to replace management as appropriate; or

1.18.	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2. Board Responsiveness

Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE BY-CASE), if:

2.1.	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year; or

2.2.	The board failed to act on a shareholder proposal that received approval of the majority of shares cast in the last year and one of the two previous years.

2.3.	The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or

2.4.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

3. Director Independence

Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

3.4.	The full board is less than majority independent.

4. Director Competence

VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

4.1.	The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved.

Generally vote AGAINST or WITHHOLD from individual directors who:

4.2.	Attend less than 75 percent of the board and committee meetings (with the exception of new nominees). Acceptable reasons for director(s) absences are generally limited to the following:

  Medical issues/illness;
  Family emergencies; and
  If the director's total service was three meetings or fewer and the director missed only one meeting.

These reasons for directors' absences will only be considered by ISS if disclosed in the proxy or another SEC filing. If the disclosure is insufficient to determine whether a director attended at least 75 percent of board and committee meetings in aggregate, vote AGAINST/WITHHOLD from the director.

Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards; or

4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.

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Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

  Long-term financial performance of the target company relative to its industry;
  Management’s track record;
  Background to the proxy contest;
  Qualifications of director nominees (both slates);
  Strategic plan of dissident slate and quality of critique against management;
  Likelihood that the proposed goals and objectives can be achieved (both slates);
  Stock ownership positions.

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Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing governance structure:

  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:
-	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;
-	serves as liaison between the chairman and the independent directors;
-	approves information sent to the board;
-	approves meeting agendas for the board;
-	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;
-	has the authority to call meetings of the independent directors;
-	if requested by major shareholders, ensures that he is available for consultation and direct communication;

  Two-thirds independent board;

  All independent key committees;
  Established governance guidelines;
  A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;
  The company does not have any problematic governance or management issues, examples of which include, but are not limited to:
-	Egregious compensation practices;
-	Multiple related-party transactions or other issues putting director independence at risk;
-	Corporate and/or management scandals;
-	Excessive problematic corporate governance provisions; or
-	Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

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Shareholder Rights & Defenses

Net Operating Loss (NOL) Protective Amendments

Vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company's net operating losses (“NOLs”) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

  The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);
  The value of the NOLs;
  Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
  The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
  Any other factors that may be applicable.

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Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

  No lower than a 20% trigger, flip-in or flip-over;
  A term of no more than three years;
  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

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Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

  The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
  The value of the NOLs;
  Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
  The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
  Any other factors that may be applicable.

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Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

  Shareholders' current right to act by written consent;
  The consent threshold;
  The inclusion of exclusionary or prohibitive language;
  Investor ownership structure; and
  Shareholder support of, and management's response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

  An unfettered3 right for shareholders to call special meetings at a 10 percent threshold;
  A majority vote standard in uncontested director elections;
  No non-shareholder-approved pill; and
  An annually elected board.

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____________________

3 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

Shareholder Ability to Call Special Meetings

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

  Shareholders’ current right to call special meetings;
  Minimum ownership threshold necessary to call special meetings (10% preferred);
  The inclusion of exclusionary or prohibitive language;
  Investor ownership structure; and
  Shareholder support of, and management’s response to, previous shareholder proposals.

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CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

  Past Board Performance:
    The company's use of authorized shares during the last three years
  The Current Request:
    Disclosure in the proxy statement of the specific purposes of the proposed increase;
    Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
    The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

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Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

  Past Board Performance:
    The company's use of authorized preferred shares during the last three years;
  The Current Request:
    Disclosure in the proxy statement of the specific purposes for the proposed increase;
    Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
    In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and
    Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

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Mergers and Acquisitions

Vote CASE –BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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COMPENSATION
Executive Pay
Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

Evaluate executive pay and practices, as well as certain aspects of outside director compensation CASE-BY-CASE.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

  There is a misalignment between CEO pay and company performance (pay for performance);
  The company maintains problematic pay practices;
  The board exhibits poor communication and responsiveness to shareholders.

Voting Alternatives

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices--dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

  Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A). Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;
  Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and

  Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

Primary Evaluation Factors for Executive Pay

Pay for Performance

Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.

Focus on companies with sustained underperformance relative to peers, considering the following key factors:

  Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS – Global Industry Classification Group); and
  Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.

If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment. Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return. Also consider the mix of performance-based compensation relative to total compensation. In general, standard stock options or time-vested restricted stock are not considered to be performance-based. If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

Problematic Pay Practices

If the company maintains problematic pay practices, generally vote:

  AGAINST management "say on pay" (MSOP) proposals;
  AGAINST/WITHHOLD on compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO):
    In egregious situations;
    When no MSOP item is on the ballot; or
    When the board has failed to respond to concerns raised in prior MSOP evaluations; and/or
  AGAINST an equity incentive plan proposal if excessive non-performance-based equity awards are the major contributors to a pay-for-performance misalignment.

The focus is on executive compensation practices that contravene the global pay principles, including:

  Problematic practices related to non-performance-based compensation elements;
  Incentives that may motivate excessive risk-taking; and
  Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

  Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
  Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
  New or extended agreements that provide for:
    CIC payments exceeding 3 times base salary and average/target/most recent bonus;
    CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
    CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

  Multi-year guaranteed bonuses;
  A single performance metric used for short- and long-term plans;
  Lucrative severance packages;
  High pay opportunities relative to industry peers;
  Disproportionate supplemental pensions; or
  Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

Vote CASE-BY-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:

  Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
  Duration of options backdating;
  Size of restatement due to options backdating;
  Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
  Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

A CASE-BY-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay:

  Poor disclosure practices, including:
  -   Unclear explanation of how the CEO is involved in the pay setting process;
  -   Retrospective performance targets and methodology not discussed;
  -   Methodology for benchmarking practices and/or peer group not disclosed and explained.
  Board’s responsiveness to investor input and engagement on compensation issues, for example:
  -   Failure to respond to majority-supported shareholder proposals on executive pay topics; or
  - Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.

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Frequency of Advisory Vote on Executive Compensation (Management "Say on Pay")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

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Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on proposals to approve the company's golden parachute compensation, consistent with ISS' policies on problematic pay practices related to severance packages. Features that may lead to a vote AGAINST include:

  Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior annual meeting);
  Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);
  Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;
  Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);
  Potentially excessive severance payments;
  Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;
  In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or
  The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote. ISS would view this as problematic from a corporate governance perspective.

In cases where the golden parachute vote is incorporated into a company's separate advisory vote on compensation ("management "say on pay"), ISS will evaluate the "say on pay" proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

  The total cost of the company’s equity plans is unreasonable;
  The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

  The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);
  The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group but no more than two percentage points (+/-) from the prior-year industry group cap;
  Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or
  The plan is a vehicle for problematic pay practices.

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Shareholder Proposals on Compensation

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

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Hold Equity Past Retirement or for a Significant Period of Time

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:

  while employed and/or for two years following the termination of their employment ; or
  for a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with ratable release of a portion of the shares annually during the lock-up period.

The following factors will be taken into account:

  Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
  - Rigorous stock ownership guidelines;
  - A holding period requirement coupled with a significant long-term ownership requirement; or
  - A meaningful retention ratio;
  Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements;
  Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;
  Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

  Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
  - Rigorous stock ownership guidelines, or
  - A holding period requirement coupled with a significant long-term ownership requirement, or
  - A meaningful retention ratio,
  Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.
  Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

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Social/Environmental Issues

Overall Approach

When evaluating social and environmental shareholder proposals, ISS considers the following factors:

  Whether adoption of the proposal is likely to enhance or protect shareholder value;
  Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;
  The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
  Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;
  Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
  Whether the company's analysis and voting recommendation to shareholders are persuasive;
  What other companies have done in response to the issue addressed in the proposal;
  Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
  Whether implementation of the proposal’s request would achieve the proposal’s objectives;
  Whether the subject of the proposal is best left to the discretion of the board;
  Whether the requested information is available to shareholders either from the company or from a publicly available source; and
  Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

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Board Diversity

Generally vote FOR requests for reports on the company's efforts to diversify the board, unless:

  The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
  The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:

  The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
  The level of gender and racial minority representation that exists at the company’s industry peers;
  The company’s established process for addressing gender and racial minority board representation;
  Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
  The independence of the company’s nominating committee;
  The company uses an outside search firm to identify potential director nominees; and
  Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

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Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

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Greenhouse Gas (GHG) Emissions

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

  The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
  The company's level of disclosure is comparable to that of industry peers; and
  There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

  Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;
  Whether company disclosure lags behind industry peers;
  Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;
  The feasibility of reduction of GHGs given the company’s product line and current technology and;
  Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

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Environmental, Social, and Governance (ESG) Compensation-Related Proposals

Generally vote AGAINST proposals to link, or report on linking, executive compensation to environmental and social criteria such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, or predatory lending. However, the following factors will be considered:

  Whether the company has significant and persistent controversies or violations regarding social and/or environmental issues;
  Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;
  The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and
  The company‘s current level of disclosure regarding its environmental and social performance.

Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other non - executive employees. The value of the information sought by such proposals is unclear.

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Political Contributions and Trade Associations Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

  There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending considering:

  Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and
  The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

  The degree to which existing relevant policies and practices are disclosed;
  Whether or not existing relevant policies are consistent with internationally recognized standards;
  Whether company facilities and those of its suppliers are monitored and how;
  Company participation in fair labor organizations or other internationally recognized human rights initiatives;
  Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
  Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
  The scope of the request; and
  Deviation from industry sector peer company standards and practices.

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Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

  The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or
  The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

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Exhibit B

Taft-Hartley Proxy Voting Guidelines

Executive Summary

January 2011

Institutional Shareholder Services Inc.

Copyright © 2011 by ISS

www.issgovernance.com

Introduction

The proxy voting policy of ISS’ Taft-Hartley Advisory Services is based upon the AFL-CIO Proxy Voting Guidelines, which comply with all the fiduciary standards delineated by the U.S. Department of Labor.

Taft-Hartley client accounts are governed by the Employee Retirement Income Security Act (ERISA). ERISA sets forth the tenets under which pension fund assets must be managed and invested. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore must be exercised in accordance with the fiduciary duties of loyalty and prudence. The duty of loyalty requires that the voting fiduciary exercise proxy voting authority solely in the economic interest of participants and plan beneficiaries. The duty of prudence requires that decisions be made based on financial criteria and that a clear process exists for evaluating proxy issues.

The Taft-Hartley Advisory Services voting policy was carefully crafted to meet those requirements by promoting long-term shareholder value, emphasizing the “economic best interests” of plan participants and beneficiaries. Taft-Hartley Advisory Services will assess the short-term and long-term impact of a vote and will promote a position that is consistent with the long-term economic best interests of plan members embodied in the principle of a “worker-owner view of value.”

Our guidelines address a broad range of issues, including election of directors, executive compensation, proxy contests, auditor ratification, and tender offer defenses – all significant voting items that affect long-term shareholder value. In addition, these guidelines delve deeper into workplace issues that may have an impact on corporate performance, including:

  Corporate policies that affect job security and wage levels;

  Corporate policies that affect local economic development and stability;

  Corporate responsibility to employees, communities and the environment; and

  Workplace safety and health issues.

Taft-Hartley Advisory Services shall analyze each proxy on a case-by-case basis, informed by the guidelines outlined in the following pages. Taft-Hartley Advisory Services does not intend for these guidelines to be exhaustive. It is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, Taft-Hartley Advisory Services’ guidelines are intended to cover the most significant and frequent proxy issues that arise. Issues not covered by the guidelines shall be voted in the interest of plan participants and beneficiaries of the plan based on a worker - owner view of long-term corporate value. Taft-Hartley Advisory Services shall revise its guidelines as events warrant and will remain in full conformity with the AFL-CIO proxy voting policy.

I) Board of Directors Proposals

Electing directors is the single most important stock ownership right that shareholders can exercise. The board of directors is responsible for holding management accountable to performance standards on behalf of the shareholders. Taft-Hartley Advisory Services holds directors to a high standard when voting on their election, qualifications, and compensation.

Votes concerning the entire board of directors and members of key board committees are examined using the following factors:

Board Independence: Without independence from management, the board and/or its committees may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.

  Lack of board and key board committee independence (fully independent audit, compensation, and nominating committees).
  Lack of a board that is at least two-thirds (67 percent) independent – i.e. where the composition of non-independent board members is in excess of 33 percent of the entire board;
  Lack of independence on key board committees (i.e. audit, compensation, and nominating committees);
  Failure to establish any key board committees (i.e. audit, compensation, or nominating).

Board Competence: Companies should seek a diverse board of directors who can add value to the board through specific skills or expertise and who can devote sufficient time and commitment to serve effectively. While directors should not be constrained by arbitrary limits such as age or term limits, directors who are unable to attend board and committee meetings and/or who are overextended (i.e. serving on too many boards) raise concern on the director’s ability to effectively serve in shareholders’ best interests.

  Attendance of director nominees at board meetings of less than 75 percent in one year without valid reason or explanation.
  Directors serving on an excessive number of other boards which could compromise their primary duties of care and loyalty.

Board Accountability: Practices that promote accountability include; transparency into a company’s governance practices, annual board elections, and providing shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.

  Problematic Takeover Defenses.
  Governance Failures.
  Problematic Compensation Practices
  Problematic Audit-Related Practices

Board Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote and to tender offers where a majority of shares are tendered. Boards should also be sufficiently responsive to high withhold/against votes on directors. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company.

  If at the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
  The board failed to act on takeover offers where the majority of the shareholders tendered their shares.

Independent Directors

Taft-Hartley Advisory Services believes that a board independent of management is of critical value to safeguard a company and its shareholders. Board independence helps ensure that directors carry out their duties in an objective manner and without manager interference to select, monitor, and compensate management. We will cast votes in a manner consistent with supporting and reinforcing this philosophy. Independence is evaluated upon factors including: past or current employment with the company or its subsidiaries; the provision of consulting services; familial relationships; board interlocks; and service with a non-profit that receives contributions from the company. We vote FOR proposals that request that the board comprise of a two-thirds majority of independent directors, and/or its audit, compensation, and nominating committees be comprised wholly of independent directors. We vote AGAINST or WITHHOLD from non-independent director nominees on boards that are not at least two-thirds (67 percent) independent.

Non-independent Chairman

A principal function of the board is to monitor management, and a fundamental responsibility of the chairman is to monitor the company’s CEO. This duty is obviously compromised when the chairman is the CEO. Many investors, including Taft-Hartley fiduciaries, believe that a CEO should not run the board. As executive compensation is heavily correlated to the managerial power relationship in the boardroom, the separation of the CEO and chairman positions also represents a critical step in curtailing excessive pay. Indeed, a number of academic studies have demonstrated that executive compensation is higher if the CEO is also the chairman of the board. We vote AGAINST or WITHHOLD from non-independent directors who serve as board chairs, and vote FOR proposals calling for non-executive directors who are not former CEOs or senior-level executives to serve as chairman.

Board Structure

Taft-Hartley Advisory Services supports the principle that all directors should be accountable to shareholder vote on an annual basis. A classified board is a board divided into separate classes (typically three), with only one class of nominees coming up to vote at the annual meeting each year. As a result, shareholders are only able to vote a single director approximately once every three years. A classified board makes it difficult to change control of the board through a proxy contest because typically only one-third of the seats will be at stake. Classified boards can also reduce director accountability by insulating directors, at least for a certain period of time, from the consequences of their actions. Continuing directors who are responsible for a problematic governance issue at the board/committee level would avoid shareholders’ reactions to their actions because they would not be up for election in that year. In these cases, the full board should be responsible for the actions of its directors.

The ultimate result is that classified boards can entrench management and preclude most takeover bids or proxy contests, as well as shield directors from being accountable to shareholders on an annual basis. Good corporate governance practice supports annually elected boards. We vote AGAINST classified boards when the issue comes up for vote. With the exception of new nominees, we will also vote AGAINST or WITHHOLD from any or all of the nominees up for election if the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote - in addition to potential future withhold/against votes on that director.

Board and Committee Size

While there is no hard and fast rule among institutional investors as to what may be an optimal size board, Taft -Hartley Advisory Services believes there is an acceptable range which companies should strive to meet and not exceed. A board that is too large may function inefficiently. Conversely, a board that is too small may allow the CEO to exert disproportionate influence or may stretch the time requirements of individual directors too thin. Given that the preponderance of boards in the U.S. range between five and fifteen directors, we believe this is a useful benchmark for evaluating such proposals. We vote AGAINST any proposal seeking to amend the company’s board size to fewer than five seats or more than fifteen seats. On a CASE-BY-CASE basis, we consider votes AGAINST, WITHHOLDS or other action at companies that have fewer than five directors and more than 15 directors on their board.

Performance/Governance Evaluation for Directors

Taft-Hartley Advisory Services believes that long-term financial performance and the appropriateness of governance practices should be taken into consideration when determining votes with regard to directors in uncontested elections. When evaluating whether to vote against or withhold votes from director nominees, we will evaluate underperforming companies that exhibit sustained poor performance as measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). For companies outside the Russell 3000 universe, a company will be considered to have exhibited sustained poor performance if it underperforms its peers or index on the basis of both one-year and three-year total shareholder returns.

Taft-Hartley Advisory Services will assess the company’s response to the ongoing performance issues, and consider recent board and management changes, board independence, overall governance practices, and other factors that may have an impact on shareholders.

Proposals on Board Inclusiveness

Taft-Hartley Advisory Services votes FOR shareholder proposals asking a company to make efforts to seek more women and minority group members for service on the board. A more diverse group of directors benefits shareholders and the company.

Majority Threshold Voting Requirement for Director Elections

Taft-Hartley fiduciaries believe shareholders should have a greater voice in regard to the election of directors and view majority threshold voting as a viable alternative to the current deficiencies of the plurality system in the U.S. Shareholders have expressed strong support for resolutions on majority threshold voting. Taft-Hartley Advisory Services supports proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors, provided the proposal includes a carve-out for a plurality voting standard in contested director elections.

Cumulative Voting

Under a cumulative voting scheme, shareholders are permitted to have one vote per share for each director to be elected and may apportion these votes among the director candidates in any manner they wish. This voting method allows minority shareholders to influence the outcome of director contests by “cumulating” their votes for one nominee, thereby creating a measure of independence from management control.

With the advent and prevalence of majority voting for director elections, shareholders now have greater flexibility in supporting candidates for a company’s board of directors. Cumulative voting and majority voting can work together operationally, with companies electing to use majority voting for uncontested elections and cumulative voting for contested elections to increase accountability and ensure minority representation on the board. In contested elections, similar to cumulative voting, proxy access allows shareholder access to the ballot without a veto from the nominating committee, but unlike cumulative voting, it also requires majority support to elect such directors.

Taft-Hartley Advisory Services votes AGAINST proposals to eliminate cumulative voting, and votes FOR proposals to allow cumulative voting unless: 1) The company has adopted a majority vote standard, with a carve-out for plurality voting in contested board elections, and a director resignation policy to address failed elections; and 2) company has proxy access thereby allowing shareholders to nominate directors to the company’s ballot.

Poison Pills

Shareholder rights plans, more commonly known as poison pills, are warrants issued to shareholders allowing them to purchase shares from the company at a price far below market value when a certain ownership threshold has been reached, thereby effectively preventing a takeover. Poison pills can entrench management and give the board veto power over takeover bids, thereby altering the balance of power between shareholders and management. While we evaluate poison pills on a case-by-case basis depending on a company’s particular set of circumstances, Taft-Hartley Advisory Services generally votes FOR proposals to submit a company’s poison pill to shareholder vote and/or eliminate or redeem poison pills. We vote AGAINST or WITHHOLD from boards where a dead-hand poison pill provision is in place. From a shareholder perspective, there is no justification for a dead-hand provision.

Majority Supported Shareholder Proposals

Taft-Hartley Advisory Services generally votes AGAINST or WITHHOLDS from all director nominees at a company that has ignored a shareholder proposal that was approved by a majority of the votes cast at the last annual meeting.

II) Capital Structure

Increase Authorized Common Stock

Corporations seek shareholder approval to increase their supply of common stock for a variety of business reasons. We vote FOR proposals to increase authorized common stock when management has provided a specific justification for the increase, evaluating proposals on a case-by-case basis. We believe that an increase of up to 50 percent is enough to allow a company to meet its capital needs. We vote AGAINST proposals to increase an authorization by more than 50 percent unless management provides compelling reasons for the increase.

Dual Class Structures

Taft-Hartley Advisory Services does not support dual share class structures. Incumbent management can use a dual class structure to gain unequal voting rights. A separate class of shares with superior voting rights can allow management to concentrate its power and insulate itself from the majority of its shareholders. An additional drawback is the added cost and complication of maintaining the two class system. We will vote FOR a one share, one vote capital structure, and vote AGAINST the creation or continuation of dual class structures.

III) Auditor Ratification

Ratifying auditors is no longer a routine procedure. The wave of accounting scandals at companies in the over the past decade underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The ratio of non-audit services to total revenues at the large accounting firms grew significantly leading up to the accounting scandals. We believe the ratio of non-audit fees should make up no more than one-quarter of all fees paid to the auditor so as to properly discourage even the appearance of any undue influence upon an auditor’s objectivity

Auditors are the backbone upon which a company’s financial health is measured, and auditor independence is essential for rendering objective opinions upon which investors then rely. When an auditor is paid more in consulting fees than for auditing, its relationship with the company is left open to conflicts of interest. Because accounting scandals evaporate shareholder value, any proposal to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor, as well as whether the ratification of auditors has been put up for shareholder vote. Failure by a company to present its selection of auditors for shareholder ratification should be discouraged as it undermines good governance and disenfranchises shareholders.

We vote AGAINST ratification of a company’s auditor if it receives more than one-quarter of its total fees for consulting and vote AGAINST or WITHHOLD from Audit Committee members when auditor ratification is not included on the proxy ballot and/or when consulting fees exceed audit fees. We support shareholder proposals to ensure auditor independence and effect mandatory auditor ratification.

IV) Mergers, Acquisitions, and Transactions

Taft-Hartley Advisory Services votes for corporate transactions that take the high road to competitiveness and company growth. Taft-Hartley Advisory Services believes that structuring merging companies to build long-term relationships with a stable and quality work force and preserving good jobs creates long-term company value. We oppose corporate transactions which indiscriminately layoff workers and shed valuable competitive resources.

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account the following factors:

  Impact on shareholder value;

  Changes in corporate governance and their impact on shareholder rights;

  Fairness opinion (or lack thereof);

  Offer price (cost vs. premium);

  Form and mix of payment (i.e. stock, cash, debt, etc.);

  Change-in-control payments to executive officers;

  Perspective of ownership (target vs. acquirer) in the deal;

  Fundamental value drivers behind the deal;

  Anticipated financial and operating benefits realizable through combined synergies;

  Financial viability of the combined companies as a single entity;

  What are the potential legal or environmental liability risks associated with the target firm?;

  Impact on community stakeholders and employees in both workforces;

  How will the merger adversely affect employee benefits like pensions and health care?

Reincorporation

Taft-Hartley Advisory Services reviews proposals to change a company’s state of incorporation on a case-by-case basis. We vote FOR proposals to reincorporate in another state when the company has provided satisfactory business reasons and there is no significant reduction in shareholder rights. We vote AGAINST proposals to reincorporate that reduce shareholder rights. In cases of offshore reincorporations to tax havens, among other factors, we evaluate the effect upon any and all legal recourse of shareholders in a new jurisdiction, potential harm to company brands and image, and any actual, qualified economic benefit.

While a firm’s country of incorporation will remain the primary basis for evaluating companies, Taft-Hartley Advisory Services will generally apply U.S. policies to the extent possible with respect to issuers that file DEF 14As, 10-K annual reports, and 10-Q quarterly reports, and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC). Corporations that have reincorporated outside the U.S. have found themselves subject to a combination of governance regulations and best practice standards that may not be entirely compatible with an evaluation framework based solely on country of incorporation.

V) Executive Compensation

Stock Option Plans

Taft-Hartley Advisory Services supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to sustained performance. Stock options and other forms of equity compensation should be performance-based with an eye toward improving shareholder value. Well-designed stock option plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company— and shareholders— prosper together. Poorly designed equity award programs can encourage excessive risk-taking behavior and incentivize executives to pursue corporate strategies that promote short-term stock price to the ultimate detriment of long-term shareholder value.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not necessarily created. Stock options that are awarded selectively and excessively can dilute shareholders’ share value and voting power. In general, Taft-Hartley Advisory Services supports plans that are offered at fair terms to executives who satisfy well-defined performance goals. We evaluate option plans on a CASE-BY-CASE basis, taking into consideration factors including: offer price, dilution to outstanding share value, dilution to share voting power, annual burn rate, executive concentration ratios, pay-for-performance and the presence of any repricing provisions. We support plans that retain tax deductibility through the use of performance goals and oppose plans whose award size exceeds the tax deduction limit.

Taft-Hartley Advisory Services votes FOR option plans that provide legitimately challenging performance targets that truly motivate executives in the pursuit of excellent performance. Likewise, we vote AGAINST plans that offer unre asonable benefits to executives that are not available to other employees.

Problematic Compensation Practices

Poor disclosure, the absence or non-transparency of disclosure and poor plan design of compensation payouts lead to excessive executive compensation practices that are detrimental to shareholders. Poorly designed plans or those lacking in transparency can be reflective of a poorly performing compensation committee or board. Taft-Hartley Advisory Services will generally vote AGAINST management "Say on Pay" (MSOP) proposals and consider voting AGAINST or WITHHOLDING from compensation committee members and/or the CEO on a CASE-BY-CASE basis if the company has problematic compensation practices. In addition, we may consider a vote AGAINST or WITHHOLD from the entire board if the whole board was involved in and contributed to egregious compensation practices.

Proposals to Limit Executive and Director Pay

Taft-Hartley Advisory Services votes FOR shareholder proposals that seek additional disclosure of executive and director pay information. We vote FOR shareholder proposals that seek to eliminate outside directors’ retirement benefits. We review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

Golden Parachutes

Golden parachutes are designed to protect the senior level employees of a corporation in the event of a change-in-control. Under most golden parachute agreements, senior level management employees receive a lump sum pay-out triggered by a change-in-control at usually two to three times base salary. These severance agreements can grant extremely generous benefits to well-paid executives and most often offer no value to shareholders. Taft-Hartley Advisory Services votes FOR shareholder proposals to have all golden parachute agreements submitted for shareholder ratification, and generally opposes proposals to ratify golden parachutes if certain considerations are not met.

Options Backdating

Options backdating has serious implications and has resulted in financial restatements, delisting of companies, and/or the termination of executives or directors. When options backdating has taken place, Taft-Hartley Advisory Services may consider voting AGAINST or WITHHOLDING votes from the compensation committee, depending on the severity of the practices and the subsequent corrective actions taken by the board. We adopt a CASE-BY-CASE approach to the options backdating issue to differentiate companies that had sloppy administration vs. those that had committed fraud, as well as those companies that have since taken corrective action. Instances in which companies have committed fraud are more disconcerting, and Taft-Hartley Advisory Services will look to them to adopt formal policies to ensure that such practices will not re-occur in the future.

Employee Stock Ownership Plans (ESOPs)

Taft-Hartley Advisory Services generally votes FOR ESOPs which allow a company’s employees to acquire stock in the company at a slight discount. Such plans help link employees’ self-interest to the interests of the shareholders, thereby benefiting the company, its customers, and shareholders and creating long-term company value.

Advisory Votes on Executive Compensation – Management Say-on-Pay Proposals

Taft-Hartley Advisory Services evaluates executive pay and practices, as well as certain aspects of outside director compensation on a CASE-BY-CASE basis.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

  There is a misalignment between CEO pay and company performance (pay for performance);

  The company maintains problematic pay practices;

  The board exhibits poor communication and responsiveness to shareholders;

  The board has failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.

Frequency of Advisory Vote on Executive Compensation – Management Say on Pay

Taft-Hartley Advisory Services supports annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

VI) Social and Environmental Issues

Increasingly, shareholders are presenting proposals related to company environmental practices, workplace practices, social issues and sustainability goals. Taft-Hartley Advisory Services provides specific narrative explanations for votes on these types of shareholder proposals. Taft-Hartley Advisory Services evaluates shareholder proposals on a case-by-case basis to determine if they are in the best economic interests of the plan participants and beneficiaries. Taft-Hartley Advisory Services’ clients select investment strategies and criteria for their portfolios. Taft-Hartley Advisory Services views its responsibility to protect plan beneficiary economic interests through the use of the proxy. To meet this obligation, Taft-Hartley Advisory Services votes consistent with the economic best interests of the participants and beneficiaries to create “high road” shareholder and economic value.

In most cases, Taft-Hartley Advisory Services supports proposals that request management to report to shareholders information and practices that would help in evaluating the company’s operations and risk exposures. In order to be able to intelligently monitor their investments, shareholders often need information best provided by the company itself. Taft-Hartley Advisory Services supports proposals that seek management compliance with shareholder interests to ensure that shareholders are fully informed about actions harmful to society with special attention to the company’s legal and ethical obligations, impact on company profitability, and the potential negative publicity for disreputable practices.

CERES Principles

The CERES Principles, formulated by the Coalition of Environmentally Responsible Economies, require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. Evidence suggests that environmentally conscious companies may realize long-term savings by implementing programs to pollute less and conserve resources while realizing good public relations and new marketing opportunities. Moreover, the reports that are required of signing companies provide shareholders with more information concerning topics they may deem relevant to their company’s financial well-being.

Many companies have voluntarily adopted these principles and proven that environmental sensitivity makes good business sense. Taft-Hartley Advisory Services supports proposals that improve a company’s public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage. Taft-Hartley Advisory Services votes FOR the adoption of the CERES Principles and FOR reporting to shareholders on environmental issues.

Corporate Conduct, Human Rights, and Labor Codes

Taft-Hartley Advisory Services generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, and/or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the “Declaration on Fundamental Principles and Rights At Work,” ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) Right to organize and bargain collectively; ii) Non-discrimination in employment; iii) Abolition of forced labor; and iv) End of child labor. Each of the 180 member nations of the ILO body are bound to respect and promote these rights to the best of their abilities. Taft-Hartley Advisory Services supports the principles and codes of conduct relating to company investment in countries with patterns of human rights abuses (Northern Ireland, Columbia, Burma, former Soviet Union, and China). Taft-Hartley Advisory Services votes FOR proposals to implement and report on ILO codes of conduct.

Political Contributions Reporting & Disclosure

Changes in legislation that governs corporate political giving have, rather than limiting such contributions, increased the complexity of tracking how much money corporations contribute to the political process and where that money ultimately ends up. A company’s involvement in the political process could impact shareholder value if such activities are not properly overseen and managed. Taft-Hartley Advisory Services;

  Supports reporting of political and political action committee (PAC) contributions;

  Supports establishment of corporate political contributions guidelines and internal reporting provisions or controls;

  Votes AGAINST shareholder proposals asking to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Greenhouse Gas Emissions

Shareholder proposals asking a company to issue a report to shareholders – at reasonable cost and omitting proprietary information – on greenhouse gas emissions ask that the report include descriptions of efforts within companies to reduce emissions, their financial exposure and potential liability from operations that contribute to global warming, and their dire ct or indirect efforts to promote the view that global warming is not a threat. Proponents argue that there is scientific proof that the burning of fossil fuels causes global warming, that future legislation may make companies financially liable for their contributions to global warming, and that a report on the company’s role in global warming can be assembled at reasonable cost. Taft-Hartley Advisory Services generally supports greater disclosure on climate change-related proposals.

Sustainability Reporting and Planning

The concept of sustainability is commonly understood as meeting the needs of the present generation without compromising the ability of future generations to meet their own needs. Indeed, the term sustainability is complex and poses significant challenges for companies on many levels. Many in the investment community have termed this broader responsibility the “triple bottom line,” referring to the triad of performance goals related to economic prosperity, social responsibility and environmental quality. In essence, the concept requires companies to balance the needs and interests of their various stakeholders while operating in a manner that sustains business growth for the long-term, supports local communities and protects the environment and natural capital for future generations.

Taft-Hartley Advisory Services generally supports shareholder proposals seeking greater disclosure on the company’s environmental practices, and/or environmental risks and liabilities.

Exhibit C

SRI Proxy Voting Guidelines

Executive Summary

January 2011

Institutional Shareholder Services Inc.

Copyright © 2011 by ISS

www.issgovernance.com

INTRODUCTION

ISS’ Social Advisory Services division recognizes that socially responsible investors have dual objectives: financial and social . Socially responsible investors invest for economic gain, as do all investors, but they also require that companies in which they invest conduct their business in a socially responsible manner.

The dual objectives carry through to the proxy voting activity, after the security selection process is completed. In voting their shares, socially responsible institutional shareholders are concerned not only with economic returns to shareholders and good corporate governance, but also with the ethical behavior of corporations and the social and environmental impact of their actions.

Social Advisory Services has, therefore, developed SRI proxy voting guidelines that are consistent with the dual objectives of socially responsible shareholders. On matters of social and environmental import, the guidelines seek to reflect a broad consensus of the socially responsible investing community. Generally, we take as our frame of reference policies that have been developed by groups such as the Interfaith Center on Corporate Responsibility, the General Board of Pension and Health Benefits of the United Methodist Church, Domini Social Investments, and other leading church shareholders and socially responsible mutual funds. Additionally, we incorporate the active ownership and investment philosophies of leading globally recognized initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), the United Nations Principles for Responsible Investment (UNPRI), the United Nations Global Compact, and environmental and social European Union Directives.

On matters of corporate governance, executive compensation, and corporate structure, the SRI guidelines are based on a commitment to create and preserve economic value and to advance principles of corporate governance best practice consistent with responsibilities to society as a whole.

The guidelines provide an overview of how Social Advisory Services recommends that its clients vote. We note there may be cases in which the final vote recommendation on a particular company varies from the vote guideline due to the fact that we closely examine the merits of each proposal and consider recent and company-specific information in arriving at our decisions. Where Social Advisory Services acts as voting agent for clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. Social Advisory Services updates its guidelines on an annual basis to take into account new social and environmental issues and the latest trends and developments in corporate governance.

The guidelines evaluate management and shareholder proposals as follows;

MANAGEMENT PROPOSALS

1. Board of Directors

Social Advisory Services considers director elections to be one of the most important voting decisions that shareholders make. Boards should be comprised of a majority of independent directors and key board committees should be comprised entirely of independent directors. It is expected that boards will engage in critical self - evaluation of themselves and of individual members.

Social Advisory Services will generally oppose slates of director nominees that are not comprised of a majority of independent directors and will vote against/withhold votes from non-independent directors who sit on key board committees. In addition, Social Advisory Services will generally vote against/withhold votes from members of the nominating committee where the board lacks gender or racial diversity. The election of directors who have failed to attend a minimum of 75 percent of board meetings held during the year will be opposed.

Social Advisory Services supports requests asking for the separation of the positions of Chairman and CEO and requests to adopt cumulative voting, opposes the creation of classified boards, and reviews proposals to change board size on a case-by-case basis. Social Advisory Services also supports shareholder proposals calling for greater access to the board, affording shareholders the ability to nominate directors to corporate boards. Social Advisory Services may vote against/withhold from directors at companies where problematic pay practices exist, and where boards have not been accountable or responsive to their shareholders.

2. Auditors

While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. A Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Social Advisory Services will vote against the ratification of the auditor in cases where non-audit fees represent more than 25 percent of the total fees paid to the auditor in the previous year. Social Advisory Services supports requests asking for the rotation of the audit firm, if the request includes a timetable of five years or more.

3. Takeover Defenses / Shareholder Rights

Topics evaluated in this category include shareholders' ability to call a special meeting or act by written consent, the adoption or redemption of poison pills, unequal voting rights, fair price provisions, greenmail, supermajority vote requirements, and confidential voting.

Social Advisory Services generally opposes takeover defenses, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.

4. Miscellaneous Governance Provisions

Social Advisory Services evaluates proposals that concern governance issues such as shareholder meeting adjournments, quorum requirements, corporate name changes, and bundled or conditional proposals on a case- by-case basis, taking into account the impact on shareholder rights.

5. Capital Structures

Capital structure related topics include requests for increases in authorized stock, stock splits and reverse stock splits, issuances of blank check preferred stock, debt restructurings, and share repurchase plans.

Social Advisory Services supports a one-share, one-vote policy and opposes mechanisms that skew voting rights. Social Advisory Services supports capital requests that provide companies with adequate financing flexibility while protecting shareholders from excessive dilution of their economic and voting interests. Proposals to increase common stock are evaluated on a case-by-case basis, taking into account the company’s past use of share authorizations and elements of the current request.

6. Executive and Director Compensation

The global financial crisis has resulted in significant erosion of shareholder value and highlighted the need for greater assurance that executive compensation is principally performance-based, fair, reasonable, and not designed in a manner that would incentivize excessive risk-taking by management. The crisis has raised questions about the role of pay incentives in influencing executive behavior and motivating inappropriate or excessive risk- taking and other unsustainable practices that could threaten a corporation‘s long-term viability. The safety lapses that led to the disastrous explosions at BP’s Deepwater Horizon oil rig and Massey Energy’s Upper Big Branch mine, and the resulting unprecedented losses in shareholder value; a) underscore the importance of incorporating meaningful economic incentives around social and environmental considerations in compensation program design, and; b) exemplify the costly liabilities of failing to do so.

Social Advisory Services evaluates executive and director compensation by considering the presence of appropriate pay-for-performance alignment with long-term shareholder value, compensation arrangements that risk “pay for failure,” and an assessment of the clarity and comprehensiveness of compensation disclosures. Equity plan proposals are considered on a case-by-base basis using a binomial pricing model that estimates the cost of a company’s stock-based incentive programs. Plan features and any recent controversies surrounding a company’s pay practices are also factored into the analysis of compensation proposals. Shareholder proposals calling for additional disclosure on compensation issues or the alignment of executive compensation with social or environmental performance criteria are supported, while shareholder proposals calling for other changes to a company’s compensation programs are reviewed on a case-by-case basis.

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (management “say on pay” or MSOP), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. Social Advisory Services will vote AGAINST (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

  There is a misalignment between CEO pay and company performance (pay for performance);
  The company maintains problematic pay practices;
  The board exhibits poor communication and responsiveness to shareholders;
  The board has failed to demonstrate prudent stewardship of investors’ interests regarding executive compensation practices.

7. Mergers and Corporate Restructurings

Mergers, acquisitions, spinoffs, reincorporations, and other corporate restructuring plans are evaluated on a case- by-case basis, given the potential for significant impact on shareholder value and on shareholders’ economic interests. In addition, these corporate actions can have a significant impact on community stakeholders and the workforce, and may affect the levels of employment, community lending, equal opportunity, and impact on the environment.

8. Mutual Fund Proxies

There are a number of proposals that are specific to mutual fund proxies, including the election of trustees, investment advisory agreements, and distribution agreements. Social Advisory Services evaluates these proposals on a case-by-case basis taking into consideration recent trends and best practices at mutual funds.

SHAREHOLDER PROPOSALS

9. Shareholder Proposals on Corporate Governance and Executive Compensation

Shareholder proposals topics include board-related issues, shareholder rights and board accountability issues, as well as compensation matters.

Each year, shareholders file numerous proposals that address key issues regarding corporate governance and executive compensation. Social Advisory Services evaluates these proposals from the perspective that good corporate governance practices can have positive implications for a company and its ability to maximize shareholder value. Proposals that seek to improve a board’s accountability to its shareholders and other stakeholders are supported. Social Advisory Services supports initiatives that seek to strengthen the link between executive pay and performance, including performance elements related to corporate social responsibility.

10. Shareholder Proposals on Social and Environmental Proposals

Shareholder resolutions on social and environmental topics include workplace diversity and safety topics, codes of conduct, labor standards and human rights, the environment and energy, weapons, consumer welfare, and public safety.

Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than in the past. In addition to the moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of the potentially significant impact of social and environmental topics on the financial performance of the company. In general, Social Advisory Services supports shareholder proposals on social, workforce, or environmental topics that seek to promote responsible corporate citizenship while enhancing long-term shareholder value. Social Advisory Services will vote for reports that seek additional disclosure particularly when it appears companies have not adequately addressed shareholder concerns on social, workplace, or environmental concerns. We will closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. Social Advisory Services supports shareholder proposals that seek to improve a company’s public image, or reduce its exposure to liabilities and risks.

An overview of the SRI guidelines' policy and vote recommendation positions on a number of shareholder resolution topics follows below;

Proposal Description Description	SRI Policy Vote Recommendation
Add Women and Minorities to Board/Adopt Charter Language
  Vote for shareholder proposals that ask the company to take steps to nominate more women and minorities to the Vote for shareholder proposals asking for reports on board diversity.
  Vote for shareholder proposals asking companies to adopt nomination charters board or to amend existing nominating charter language to include provisions for diversity.

Proposal Description	SRI Policy Vote Recommendation
Prepare Report/Promote EEOC-Related Activities
  Vote for shareholder proposals that ask the company to report on its diversity and/or affirmative action programs.
  Vote for shareholder proposals calling for legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, and labor policies and practices that effect long-term corporate performance.
  Vote for shareholder proposals requesting nondiscrimination in salary, wages and all benefits.
  Vote for shareholder proposals calling for action on equal employment opportunity and antidiscrimination.

Report on Progress Toward Glass Ceiling Commission Recommendations
  Vote for shareholder proposals that ask the company to report on its progress against the Glass Ceiling Commission’s recommendations.
  Vote for shareholder proposals seeking to eliminate “glass ceiling” for women and minority employees.

Prohibit Discrimination on the Basis of Sexual Orientation and/or Gender Identity
  Vote for shareholder proposals to include language in EEO statements specifically barring discrimination on the basis of sexual orientation or gender identity.
  Vote for shareholder proposals seeking reports on a company’s initiatives to create a workplace free of discrimination on the basis of sexual orientation or gender identity.
  Vote against shareholder proposals that seek to eliminate protection already afforded to gay and lesbian employees.

Distribution of Stock Options by Gender and Race	Vote for shareholder proposals asking companies to report on the distribution of stock options by race and gender of the recipient.
Report on/Eliminate Use of Racial Stereotypes in Advertising	Vote for shareholder proposals seeking more careful consideration of using racial stereotypes in advertising campaigns, including preparation of a report.

Proposal Description	SRI Policy Vote Recommendation
Codes of Conduct and Vendor Standards
  Vote for shareholder proposals to implement human rights standards and workplace codes of conduct.
  Vote for shareholder proposals calling for the implementation and reporting on ILO codes of conduct, SA 8000 Standards, or the Global Sullivan Principles.
  Vote for shareholder proposals that call for the adoption of principles or codes of conduct relating to company investment in countries with patterns of human rights abuses (Northern Ireland, Burma, and China).
  Vote for shareholder proposals that call for independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with codes.
  Vote for shareholder proposals that seek publication of a “Code of Conduct” to the company’s foreign suppliers and licensees, requiring they satisfy all applicable standards and laws protecting employees’ wages, benefits, working conditions, freedom of association, and other rights.
  Vote for shareholder proposals seeking reports on, or the adoption of, vendor standards including: reporting on incentives to encourage suppliers to raise standards rather than terminate contracts and providing public disclosure of contract supplier reviews on a regular basis.

  Vote for shareholder proposals to adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced labor, child labor, or that fail to comply with applicable laws protecting employee’s wages and working conditions.

Prepare Report on Operations in Burma/Myanmar
  Vote for shareholder proposals to adopt labor standards in connection with involvement in Burma.
  Vote for shareholder proposals seeking reports on Burmese operations and reports on costs of continued involvement in the country.
  Vote shareholder proposals to pull out of Burma on a case-by-case basis.

Adopt/Report on MacBride Principles	Vote for shareholder proposals to report on or to implement the MacBride Principles.
Adopt/Report on China Principles
  Vote for shareholder proposals requesting more disclosure on a company’s involvement in China.
  Vote on a case-by-base basis shareholder proposals that ask a company to terminate a project or investment in China.

Prepare Report on Company Activities Affecting Indigenous Peoples’ Rights	Vote for shareholder proposals to prepare reports on a company’s impact on indigenous communities.

Proposal Description	SRI Policy Vote Recommendation
Environmental/Sustainability Report
  Vote for shareholder proposals seeking greater disclosure on the company’s environmental practices, and/or environmental risks and liabilities.
  Vote for shareholder proposals asking companies to report in accordance with the Global Reporting Initiative (GRI) or to study/implement the CERES or Equator Principles.

Prepare Report on Global Warming/Greenhouse Gas Emissions
  Vote for shareholder proposals seeking disclosure of liabilities or preparation of a report pertaining to global warming.
  Vote for shareholder proposals calling for the reduction of greenhouse gas.
  Vote for shareholder proposals seeking disclosure of how companies will respond to rising public and regulatory pressures around climate change as well as disclosure of the science behind company policies towards climate change.

Invest in Clean/Renewable Energy
  Vote for shareholder proposals seeking the preparation of a report on a company’s activities related to the development of renewable energy sources.
  Vote for shareholder proposals seeking increased investment in renewable energy sources unless the terms of the resolution are overly restrictive.

Environmentally Sensitive Areas / Drilling in the Arctic National Wildlife Refuge / Old- Growth Forests / Canadian Oil Sands
  Vote for shareholder proposals asking companies to prepare a feasibility report or to adopt a policy not to mine, drill, or log in environmentally sensitive areas such as ANWR.
  Vote for shareholder proposals seeking to prohibit or reduce the sale of products manufactured from materials extracted from environmentally sensitive areas such as old growth forests.
  Vote for shareholder proposals asking for a report on oil sands operations in the Athabasca region of Alberta, Canada.

Hydraulic Fracturing	Vote for shareholder proposals seeking greater transparency on the practice of hydraulic fracturing and its associated risks.
Phase Out Chlorine-Based Chemicals
  Vote for shareholder proposals to prepare a report on the phase-out of chorine bleaching in paper production.
  Vote on a case-by-case basis on shareholder proposals asking companies to cease or phase-out the use of chlorine bleaching.

Report/Reduce Toxic Emissions and Assess Community Impact
  Vote for shareholder proposals that seek to prepare a report on the company’s procedures for reducing or preventing pollution and/or the impact of the company’s pollution on the surrounding communities.

  Vote for shareholder proposals calling on the company to establish a plan reduce toxic emissions.

Proposal Description	SRI Policy Vote Recommendation
Adopt a Comprehensive Recycling Policy
  Vote for shareholder proposals requesting the preparation of a report on the company’s recycling efforts.
  Vote for shareholder proposals that ask companies to increase their recycling efforts or to adopt a formal recycling policy.

Water Use	Vote for proposals asking for the preparation of a report on a company’s risks linked to water use.
Nuclear Energy	Vote for shareholder proposals seeking the preparation of a report on a company’s nuclear energy procedures. Vote case-by case on proposals that ask the company to cease production of nuclear power.
Kyoto Protocol Compliance	Vote for proposals asking companies to report on how they will meet reduction targets in Kyoto-compliant countries.
Report on Weapons Safety Initiatives	Vote for shareholder proposals asking the company to report on its efforts to promote handgun safety. Vote for shareholder proposals asking the company to stop the sale of handguns and accessories.
Prepare Report to Renounce Future Landmine Production	Vote for shareholder proposals seeking a report or the renouncement of future landmine production.
Prepare Report on Foreign Military Sales	Vote for shareholder proposals to report on foreign military sales or offset agreements. Vote case-by-case on proposals that call for outright restrictions on foreign military sales.
Ethical Criteria for Military Contracts	Vote for proposals to review and amend, company codes of conduct and statements of ethical criteria for military production-related contract bids, awards and execution.
Phase-out or Label Products Containing Genetically Engineered Ingredients
  Vote for shareholder proposals to label products that contain genetically engineered products.
  Vote for shareholder proposals that ask the company to phase out the use of genetically engineered ingredients in their products.
  Vote for shareholder proposals that ask the company to report on the use of genetically engineered organisms in their products.
  Vote for shareholder proposals asking for reports on the financial, legal, and operational risks posed by the use of genetically engineered organisms.

Proposal Description	SRI Policy Vote Recommendation
Tobacco-related Proposals
  Vote for shareholder proposals seeking to limit the sale of tobacco products to children.
  Vote for proposals asking producers of tobacco product components to halt sales to tobacco companies.
  Vote for shareholder proposals at insurance companies to cease investment in tobacco companies.
  Vote for proposals at producers of cigarette components calling for a report outlining the risks and potential liabilities of the production of these components.
  Vote for proposals calling for tobacco companies to cease the production of tobacco products.

Adopt Policy/Report on Predatory Lending Practices	Vote for shareholder proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.
Disclosure on Credit in Developing Countries (LDCs) or Forgive LDC Debt
  Vote for shareholder proposals asking for disclosure on lending practices in developing countries, unless the company has demonstrated a clear proactive record on the issue.
  Vote against shareholder proposals asking banks to forgive loans outright.
  Vote case-by-case on shareholder proposals asking for loan forgiveness at banks that have failed to make reasonable provisions for non-performing loans.
  Vote for proposals to restructure and extend the terms of non-performing loans.

Adopt Policy/Report on Drug Pricing
  Vote for shareholder proposals to prepare a report on drug pricing.
  Vote for shareholder proposals to adopt a formal policy on drug pricing.
  Vote for shareholder proposals that call on companies to develop a policy to provide affordable HIV, AIDS, TB and Malaria drugs in third-world nations.
  Vote for proposals seeking reports on health pandemic impacts on company business operations.

Adult Entertainment	Vote for shareholder proposals that seek a review of the company’s involvement with pornography. Vote for proposals that seek to review policies related to the sale of mature-rated video games.
Abortion/Right to Life Issues	Abstain on shareholder proposals that address right to life issues.
Animal Rights
  Vote for shareholder proposals that seek to limit unnecessary animal testing where alternative testing methods are feasible or not required by law.
  Vote for shareholder proposals that ask companies to adopt or/and report on company animal welfare standards.
  Vote for shareholder proposals asking companies to report on the operational costs and liabilities associated with selling animals.

Proposal Description	SRI Policy Vote Recommendation
Disclosure on Plant Closings	Vote for shareholder proposals seeking greater disclosure on plant closing criteria if such information has not been provided by the company.
Control over Charitable Contributions	Vote against shareholder proposals giving criteria or to require shareholder ratification of grants.
Land Procurement	Vote for requests to review/amend policies for land procurement, incorporating social and environmental factors.
Disclosure on Prior Government Service	Vote for shareholder proposals calling for the disclosure of prior government service of the company’s key executives.
Outsourcing	Vote for shareholder proposals calling for reports identifying the risks of outsourcing and off-shoring.
Lobbying Efforts	Vote for shareholder proposals asking companies to review and report on how companies utilize lobbying efforts to challenge scientific research and governmental legislation.
Product Sales to Repressive Regimes
  Vote case-by-case on shareholder proposals requesting that companies cease product sales to repressive regimes that can be used to violate human rights
   Vote for proposals to report on company efforts to reduce the likelihood of product abuses in this manner.

Anti-Social Proposals
  Vote against shareholder proposals that do not seek to ultimately advance the goals of the social investment community.
  Vote case-by-case on anti-social shareholder proposals seeking a review or report on the company's charitable contributions.

APPENDIX F

PROXY VOTING POLICY SUMMARY
WINSLOW CAPITAL MANAGEMENT, LLC.

Winslow, pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, has adopted Proxy Voting Policies and Procedures pursuant to which Winslow undertakes to vote all proxies or other beneficial interests in an equity security prudently and solely in the best long-term economic interest of its advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

Winslow has delegated the authority to vote proxies in accordance with its Proxy Voting Policies and Procedures to ISS, a third party proxy-voting agency. Winslow subscribes to ISS’ Implied Consent service feature. As ISS research is completed, the ISS Account Manager executes the ballots as Winslow’s agent according to the vote recommendations and consistent with the ISS Standard Proxy Voting Guidelines.

Winslow retains the ability to override any vote if it disagrees with ISS’ vote recommendation, and always maintains the option to review and amend votes before they are cast, except in the case of a conflict of interest. When there is an apparent conflict of interest, or the appearance of a conflict of interest, e.g. where Winslow may receive fees from a company for advisory or other services at the same time that Winslow has investments in the stock of that company, Winslow will follow the vote recommendation of ISS. Winslow retains documentation of all amended votes.

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APPENDIX G

PROXY VOTING POLICY SUMMARY
HSBC GLOBAL ASSET MANAGEMENT (FRANCE)

Voting Policy
(Practice in terms of exercising voting rights attaching to securities held in portfolio)

1. Sum-up

1.1 Context

Regarding the provisions introduced in article L533-4 of the Monetary and Financial Code by the Financial Security Law (1.Aug.2003), the purpose of this procedure concerns the description of AMFR’s practice in terms of exercise voting rights attached to securities hold by UCITS (Undertaking for Collective Investment in Transferable Securities) under its management.

In order to exercise the voting rights held in quality of UCITS’ shareholder under its management, AMFR appealed I.S.S.’s services (Institutional Shareholder Services), worldwide leader and specialist in corporate governance counsel and of investors’ counsel for voting right in General Meeting. The information transmitted by I.S.S. is systematically complying with the principle of holders’ interest (for instance, opposition to resolutions leading to the increase of registered capital in case of a take-over bid, or issuing of securities without any preferential rights for active shareholders). AMFR abstains from holding more than 1 % of any company’s stock-market capitalization.

Besides, the ability of AMFR to take part in votes should depends on the diligence of companies to send on time documents, specially for companies in which AMFR has a small shareholding and concerning foreign shares for which the exercise of vote is more difficult.

1.2 Document goals / objectives

The purpose of this document is to describe the terms and conditions on which AMFR Group (AMFR and HSBC France Société de Gestion) intends to exercise the voting rights attaching to securities hold by the collective investment schemes under its management in accordance with article 322-75 of AMF General Regulation.

2. DESCRIPTION OF THE PORTFOLIO MANAGEMENT COMPANY INTERNAL ORGANISATION.

AMFR Group exercise the voting rights attaching to securities hold by French Law UCITS and which custody is insured by NATEXIS BANQUE POPULAIRE (NBP). AMFR uses :

- The NBP’s services to know the planning of exercise of voting rights,
- The ISS’s expertise to know the analysis of companies resolutions,

NBP informs AMFR’s Portfolio Management (Securities Management Department and Guaranteed Products Department) of holding dates of General Meeting companies, membership of CAC 40, SBF 120 and some others quoted stock on the ex-Nouveau Marché. The information must be communicated between D-20 before the General Meeting and the last date before which the manager must give his voting instruction.

The information given by NBP is limited to French companies only and does not concern holding dates of foreign companies general meetings.

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3 – PRINCIPLES TO WHICH THE PORTFOLIO MANAGEMENT COMPANIES REFERS TO EXERCISE VOTING RIGHTS.

AMFR Group exercise the voting rights attaching to securities hold by French Law UCITS and which custody is insured by NATEXIS BANQUE POPULAIRE (NBP).

NBP informs AMFR’s Portfolio Management of holding dates of General Meeting companies. Informed once, Portfolio Management checks if the ISS’s instructions of vote are updated. In case of ISS didn’t analyze resolutions, no vote will be exercise by Portfolio Management.

Portfolio Management refers to ISS’s recommendations to express its voting rights under conditions that :

Portfolio Management should cope with numbers of votes to exercise during the day (if not, quoted companies with the most significant capitalizations will be dealt with priority.)

At least five founds hold one security relating to the Meeting.

The security relating to the Meeting represents a CAC 40 significant market capitalization. The principles selected to determine cases in which Portfolio Management express its votes are closely linked to information accessibility, holding thresholds and market capitalization.

3.1. Types of resolutions submitted to General Meeting and for which Portfolio Management exercise voting rights.

Portfolio Management exercise voting rights for every type of resolutions.

3.2. Way of exercising voting rights :

Portfolio Management proceed by mail for every type of resolutions.

3.3. Number of voting rights to express:

The Portfolio Management precise, before sending its vote to the company for which the General Meeting will be held, how many rights will be expressed.

The Portfolio Management will express nearly 90% of its voting rights in order to respect the revocable constraint of freezing securities to which most of its securities are submitted.

In very specific cases, such as repurchase of UCITS’s shares in advance, modification of the portfolio structure, change of weighting of a CAC 40 share value, Portfolio Management should lower this threshold of 90% or should not exercise its voting rights for some of UCITS.

4. CUSTODY OF VOTE INSTRUCTION OR ABSTENTION.

Portfolio Management keep the justifications of its votes or abstentions and list in a database the vote issued or not issued.

5. PREVENTION OF CONFLICTS OF INTEREST.

Portfolio Management follows a quantitative type management. The general principles of this philosophy of investment as well as the various stages of the investment process are common to the whole assets and values.

The decisions of allowance of assets result from AMFR’s signals more than anticipations of Portfolio manager. By the way, the decisions of exercise voting rights is independent of the analysis of the companies which would result from Portfolio Management.

Furthermore, Portfolio Management referring to ISS’s councils and recommendations in its decisions of vote, it is not likely to be found in a situation of conflicts of interests.

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STATEMENT OF ADDITIONAL INFORMATION

HSBC FUNDS

	Class A	Class B	Class C	Class D	Class E	Class I	Class Y
HSBC New York Tax-Free Money Market Fund	RNTXX	HNBXX	HNCXX	HNYXX	RYEXX	---	RYYXX
HSBC Prime Money Market Fund	REAXX	HSMXX	HMMXX	HIMXX	HMEXX	HSIXX	RMYXX
HSBC Tax-Free Money Market Fund	HBAXX	HBBXX	HBCXX	HBDXX	HBEXX	HCIXX	HBYXX
HSBC U.S. Government Money Market Fund	FTRXX	HUBXX	HUMXX	HGDXX	HGEXX	HGIXX	RGYXX
HSBC U.S. Treasury Money Market Fund	HWAXX	HTBXX	HUCXX	HTDXX	HTEXX	HBIXX	HTYXX
HSBC U.S. Treasury Obligations Money Market Fund	HSAXX	HSBXX	HSCXX	HSDXX	HSEXX	HISXX	HSYXX

P.O. Box 182845
Columbus, Ohio 43218-2845

General and Account Information - (800) 782-8183 (Toll Free)

HSBC Global Asset Management (USA) Inc.	Citi Fund Services Ohio, Inc.
Investment Adviser and Administrator of the Funds	Sub-Administrator of the Funds
( “Adviser” or “Administrator”)	(“Citi” or “Sub-Administrator”)

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUSES FOR THE FUNDS DATED FEBRUARY 28, 2013 (the “Prospectuses”). This Statement of Additional Information (“SAI”) contains additional and more detailed information than that set forth in the Prospectuses and should be read in conjunction with the Prospectuses. The Prospectuses and SAI may be obtained without charge by writing or calling the HSBC Funds (the “Trust”) at the address and telephone number printed above.

References in this SAI to the “Prospectuses” are to the Prospectuses dated February, 28, 2013 of the Trust by which shares of the funds listed above (each a “Fund” and, collectively, the ”Funds“) are being offered. Unless the context otherwise requires, terms defined in the Prospectuses have the same meaning in this SAI as in the Prospectuses.

The Funds’ current audited financial statements dated October 31, 2012 are incorporated herein by reference from the Annual Report of the Funds dated October 31, 2012 as filed with the Securities and Exchange Commission (“SEC”). Copies of this Annual Report may be obtained without charge by writing or calling the Trust at the address and telephone number printed above.

February 28, 2013

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MANAGEMENT OF THE TRUST	34

Board of Trustees	34
Committees	39
Fund Ownership	39
Trustee and Officer Compensation	40
Investment Adviser	41
Distribution Plans-Class A, Class B, Class C, and Class D Shares Only	42
The Distributor	43
Administrator and Sub-Administrator	44
Transfer Agent	45
Custodian	45
Fund Accounting Agent	45
Shareholder Services Plan	45
Federal Banking Law	46
Expenses	47
Proxy Voting	47

DETERMINATION OF NET ASSET VALUE	47

PURCHASE OF SHARES	48

Exchange Privilege	49
In-Kind Purchases	49
Automatic Investment Plan	50
Purchases Through a Shareholder Servicing Agent or a Securities Broker	50
Contingent Deferred Sales Charge (“CDSC”)-Class B Shares	50
Conversion Feature-Class B Shares	51
Level Load Alternative-Class C Shares	51

REDEMPTION OF SHARES	51

Systematic Withdrawal Plan	52
Redemption of Shares Purchased Directly Through the Funds	52
Check Redemption Service	53

RETIREMENT PLANS	53

Individual Retirement Accounts (“IRAs”)	53
Defined Contribution Plans	54
Section 457 Plan, 401(k) Plan, 403(b) Plan	54

DIVIDENDS AND DISTRIBUTIONS	54

DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES	55

TAXATION	60

Federal Income Tax	60
Distributions in General	61
Tax Exempt Income	61
Special Tax Considerations	62
Sale, Exchange or Redemption of Shares	62

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Original Issue Discount/Market Discount	63
Backup Withholding	63
Foreign Shareholders	63

OTHER INFORMATION	64

Capitalization	64
Independent Registered Public Accounting Firm	64
Counsel	64
Code of Ethics	64
Registration Statement	65
Financial Statements	65
Shareholder Inquiries	65

APPENDIX A: DESCRIPTION OF MUNICIPAL OBLIGATIONS	A-1

APPENDIX B: DESCRIPTION OF SECURITIES RATINGS	B-1

APPENDIX C: HSBC FUNDS PROXY VOTING POLICY	C-1

APPENDIX D: HSBC GLOBAL ASSET MANAGEMENT (USA) INC. PROXY VOTING POLICY	D-1

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GENERAL INFORMATION

The HSBC New York Tax-Free Money Market Fund (“New York Tax-Free Money Market Fund”), HSBC Prime Money Market Fund (“Prime Money Market Fund”), HSBC Tax-Free Money Market Fund (“Tax-Free Money Market Fund”), HSBC U.S. Government Money Market Fund (“Government Money Market Fund”), HSBC U.S. Treasury Money Market Fund (“U.S. Treasury Money Market Fund”), and HSBC U.S. Treasury Obligations Money Market Fund (“U.S. Treasury Obligations Money Market Fund”) are separate series of the Trust, an open-end management investment company. Each Fund is a money market fund that must comply with the requirements of the SEC’s Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”) and, by virtue of compliance with the diversification requirements of Rule 2a-7, is deemed to have satisfied the diversification requirements of the 1940 Act. Each Fund has its own distinct investment objective and policies. Each Fund is described in this SAI. The Trust is part of the HSBC Family of Funds, which also includes the HSBC Advisor Funds Trust (“Advisor Trust”) and the HSBC Portfolios (“Portfolio Trust” and, together with the Trust and Advisor Trust, the “Trusts”). The Trust includes certain equity, fixed income and money market funds that are covered in separate SAIs. Shares of each Fund (except the New York Tax-Free Money Market Fund) are divided into seven separate classes: Class A (the “Class A Shares”), Class B (the “Class B Shares”), Class C (the “Class C Shares”), Class D (the “Class D Shares”), Class E (the “Class E Shares”), Institutional Class (the “Class I Shares”), and Class Y (the “Class Y Shares”). Shares of the New York Tax-Free Money Market Fund are divided into six separate classes: Class A, Class B, Class C, Class D, Class E and Class Y Shares. As of the date of this SAI, the U.S. Treasury Obligations Money Market Fund has not commenced operations.

See “Purchase of Shares” for information about the various classes and eligibility to invest therein.

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

The following information supplements the discussion of the investment objective, policies, and risks of each Fund in the Funds’ Prospectuses.

Each Fund covered by this SAI is a money market fund that follows investment and valuation policies designed to maintain a stable net asset value (“NAV”) of $1.00 per share. There is no assurance that any Fund will be able to maintain a stable NAV of $1.00 per share. In addition, there can be no assurance that the investment objective of a Fund will be achieved. Except as otherwise indicated, the investment objective and related policies and strategies of a Fund are not fundamental and may be changed by the Board of Trustees of the Trust without the approval of Fund shareholders. Shareholders will be given advance notice of material changes to a Fund's investment objective or other non-fundamental investment policies. If there is a change, shareholders should consider whether a Fund remains an appropriate investment in light of their then-current financial position and needs.

For purposes of any minimum requirements set forth herein that are based upon a nationally recognized statistical rating organization’s (“NRSRO”) ratings categories, if no sub-categories or gradations are specified the requirement is determined without regard for sub-categories and gradations (i.e., all sub-categories and gradations within a particular category are acceptable).

NEW YORK TAX-FREE MONEY MARKET FUND

The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital.

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of the net assets of the Fund, plus any borrowings for investment purposes, in obligations of the State of New York and its authorities, agencies, instrumentalities and political subdivisions, and of Puerto Rico, or the U.S. territories and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from regular federal income taxes, the alternative minimum tax, and New York State and New York City personal income taxes (“New York Municipal Obligations’’). This policy is fundamental and may not be changed without shareholder approval. In determining the tax status of interest on municipal obligations, the Adviser relies on opinions of bond counsel who may be counsel to the issuer.

1

Although under normal circumstances, the Fund will invest at least 80% of its net assets in New York Municipal Obligations, market conditions may from time to time limit the availability of such obligations. To the extent that acceptable New York Municipal Obligations are not available for investment, the Fund may purchase municipal obligations issued by other states, their authorities, agencies, instrumentalities and political subdivisions, the interest income on which is exempt from regular federal income taxes, the alternative minimum tax, or New York State and New York City personal income taxes. The Fund may invest up to 20% of its net assets in obligations the interest income on which is subject to regular federal income taxes, the alternative minimum tax or New York State and New York City personal income taxes. Uninvested cash reserves may be held temporarily for the Fund pending investment.

All investments on behalf of the Fund (i.e., 100% of the Fund’s investments) mature or are deemed to mature within 397 days from the date of acquisition, as calculated in accordance with Rule 2a-7. The Fund also must have a dollarweighted average portfolio maturity of 60 days or less and a dollar-weighted average portfolio life of 120 days or less, as calculated in accordance with Rule 2a-7. With respect to variable rate demand notes with maturities in excess of 397 days, the maturities of such instruments held in the Fund’s portfolio are deemed (other than for purposes of determining the Fund’s dollar-weighted average portfolio life) to be the longer of the period remaining until the next interest rate adjustment or the period until the Fund would be entitled to payment pursuant to demand rights. With respect to variable rate demand notes with maturities of 397 days or less, the maturities of such instruments are deemed to be the earlier of such periods (other than for purposes of determining the Fund’s dollarweighted average portfolio life). See “Variable Rate Demand Notes” in the Investment Techniques section below.

As a fundamental policy, the investments of the Fund are made primarily (i.e., at least 80% of its assets under normal circumstances) in:

(1) Municipal bonds with remaining maturities of 397 days or less that at the date of purchase are rated Aaa or Aa by Moody’s Investors Service, Inc. (“Moody’s”), AAA or AA by Standard & Poor’s Rating Services (“Standard & Poor’s”) or AAA or AA by Fitch, Inc. (“Fitch”) or, if not rated by any of these rating agencies, are of comparable quality as determined by or on behalf of the Board of Trustees of the Trust on the basis of a credit evaluation of the obligor on the bonds or of the bank issuing a participation interest or guarantee or of any insurance policy issued in support of the bonds or the participation interest;

(2) Municipal notes with remaining maturities of 397 days or less that at the date of purchase are rated MIG 1/VMIG 1 or MIG 2/VMIG 2 by Moody’s, SP-1+, SP-1 or SP-2 by Standard & Poor’s or F-1+, F-1 or F-2 by Fitch or, if not rated by any of these rating agencies, are of comparable quality as determined by or on behalf of the Board of Trustees of the Trust (The principal kinds of municipal notes are tax and revenue authorization notes, tax anticipation notes, bond anticipation notes and revenue anticipation notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. The Fund’s investments may be concentrated in municipal notes of New York issuers); and

(3) Municipal commercial paper that at the date of purchase is rated Prime-1 or Prime-2 by Moody’s, A-1+, A-1 or A-2 by Standard & Poor’s or F-1+, F-1 or F-2 by Fitch or, if not rated by any of these rating agencies, is of comparable quality as determined by or on behalf of the Board of Trustees of the Trust. Issues of municipal commercial paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

Subject to the fundamental policy, the New York Tax-Free Money Market Fund may invest in taxable securities (such as U.S. Government obligations or certificates of deposit of domestic banks). If the Trust invests on behalf of the New York Tax-Free Money Market Fund in taxable securities, such securities will, in the opinion of the Adviser, be of comparable quality and credit risk with the Municipal Obligations described above.

2

Since the Fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers located in New York, the value of shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the value of shares of a diversified investment company would be. The Fund may also invest 25% or more of its assets in obligations that are related in such a way that an economic, business or political development or change affecting one of the obligations would also affect the other obligations including, for example, obligations the interest on which is paid from revenues of similar type projects, or obligations the issuers of which are located in the same state.

PRIME MONEY MARKET FUND

The Fund seeks to achieve its investment objective by investing its assets in a portfolio of the highest quality money market instruments with maturities of (or deemed maturities of) 397 days or less, as calculated in accordance with Rule 2a-7. The Fund must have a dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted average portfolio life of 120 days or less, as calculated in accordance with Rule 2a-7. The Fund may enter into repurchase agreements with respect to such high quality money market instruments. Examples of these instruments include:

- bank certificates of deposit (“CDs”): negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return;
- time deposits: non-negotiable deposits maintained in banking institutions for specified periods of time and stated interest rates;
- bankers’ acceptances: negotiable drafts or bills of exchange that have been “accepted” by a bank, meaning, in effect, that the bank has unconditionally agreed to pay the face value of the instrument on maturity;
- prime commercial paper: high-grade, short-term obligations issued by banks, corporations and other issuers;
- corporate obligations: high-grade, short-term corporate obligations (other than prime commercial paper);
- municipal obligations: high-grade, short-term municipal obligations.
- Government securities: marketable securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities;
- repurchase agreements collateralized by U.S. Treasury or U.S. government agency obligations; and
- repurchase agreements secured by collateral other than cash and U.S. government securities.

For repurchase agreements secured by collateral other than U.S. government securities the Fund looks to the counterparty and not the collateral for determining diversification under Rule 2a-7. The collateral for repurchase agreements may include securities that the Fund could not hold directly.

The Fund will invest only in the highest quality securities that the Adviser believes present minimal credit risk and conform to or do not cause violations of the maturity, quality, liquidity, diversification and other requirements set forth in Rule 2a-7. Highest quality securities are securities rated at the time of acquisition in the highest short-term category (e.g., A-1 by Standard & Poor’s or P-1 by Moody’s Investors Service) by at least two NRSROs (or, if only one rating service has rated the security, by that service) or, if the security is unrated, judged to be of equivalent quality by the Adviser. The Fund may invest in variable or floating rate securities which bear interest at rates subject to periodic adjustment or which provide for periodic recovery of principal on demand. Under certain conditions and for certain purposes, these securities may be deemed to have remaining maturities equal to the time remaining until the next interest adjustment date or the date on which principal can be recovered on demand.

The Fund may invest without limit in the domestic banking industry when, in the opinion of the Adviser, the yield, marketability and availability of investments meeting the Fund’s quality standards in such industry justify any additional risks associated with the concentration of the Fund’s assets in the industry. See “Obligations of Personal and Business Credit Institutions (Banking Industry)” in the Investment Techniques section below.

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TAX-FREE MONEY MARKET FUND

The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income that is exempt from regular federal income tax as is consistent with the preservation of capital.

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets, plus borrowings for investment purposes, in investments, the income from which is exempt from regular federal income tax and the alternative minimum tax. This policy is fundamental and may not be changed without shareholder approval.

The Fund may also invest up to 20% of its net assets in obligations the interest income on which is subject to federal income tax or the alternative minimum tax.

The Fund will invest only in the highest quality securities that the Adviser believes present minimal credit risk and conform to or do not cause violations of the maturity, quality, liquidity, diversification and other requirements set forth in Rule 2a-7. Highest quality securities are securities rated at the time of acquisition in the highest short-term category (e.g., A-1/P-1) by at least two NRSROs (or, if only one rating service has rated the security, by that service) or, if the security is unrated, judged to be of equivalent quality by the Adviser. The Fund will maintain a dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted average portfolio life of 120 days or less and will not invest in securities with remaining maturities of (or deemed maturities of) more than 397 days, as calculated in accordance with Rule 2a-7. The Fund may invest in variable or floating rate securities which bear interest at rates subject to periodic adjustment or which provide for periodic recovery of principal on demand. Under certain conditions and for certain purposes, these securities may be deemed to have remaining maturities equal to the time remaining until the next interest adjustment date or the date on which principal can be recovered on demand.

U.S. GOVERNMENT MONEY MARKET FUND

All investments on behalf of the Fund (i.e., 100% of the Fund’s investments) mature or are deemed to mature within 397 days from the date of acquisition, as calculated in accordance with Rule 2a-7. The Fund also must have a dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted average portfolio life of 120 days or less, as calculated in accordance with Rule 2a-7. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities which are subject to repurchase agreements with recognized securities dealers and banks.

The Fund invests in obligations of, or obligations guaranteed by, the U.S. Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, notes and bonds, and issues of agencies and instrumentalities established under the authority of an Act of Congress. Some of the latter category of obligations are supported by the “full faith and credit” of the United States, others are supported by the right of the issuer to borrow from the U.S. Treasury, and still others are supported only by the credit of the agency or instrumentality. Examples of each of the three types of obligations described in the preceding sentence are (i) obligations guaranteed by the Export-Import Bank of the United States, (ii) obligations of the Federal National Mortgage Association (“FNMA”), and (iii) obligations of the Federal Farm Credit Bank, respectively.

U.S. TREASURY MONEY MARKET FUND

Under normal circumstances, the Fund (i) is required to invest at least 80% of its net assets, plus any borrowings for investment purposes, in direct obligations of the U.S. Treasury which have (or are deemed to have) remaining maturities not exceeding 397 days, (ii) must have a dollar-weighted average portfolio maturity of 60 days or less and (iii) must have a dollar-weighted average portfolio life of 120 days or less, each as calculated in accordance with Rule 2a-7. This policy is not fundamental and may be changed by the Board of Trustees of the Trust upon 60 days’ notice to Fund shareholders. If there is a change, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial position and needs. The Fund’s current policy is to invest exclusively in obligations of the U.S. Treasury. The Fund may not enter into loans of its portfolio securities, invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, or invest in repurchase agreements. However, the Fund may temporarily invest in repurchase agreements collateralized by U.S. Treasury obligations.

The U.S. Treasury issues various types of marketable securities consisting of bills, notes, bonds and other debt securities. They are direct obligations of the U.S. Government and differ primarily in the length of their maturity. Treasury bills, the most frequently issued marketable U.S. Government security, have a maturity of up to one year and are issued on a discount basis.

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U.S. TREASURY OBLIGATIONS MONEY MARKET FUND

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, and typically investing exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury, and repurchase agreements fully collateralized by U.S. Treasury securities. This policy is not fundamental and may be changed by the Board of Trustees of the Trust upon 60 days' notice to Fund shareholders. The Fund will maintain a dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted average portfolio life of 120 days or less, and will only buy securities that have remaining maturities of (or deemed maturities of) 397 days or less, each as calculated in accordance with Rule 2a-7.

QUALIFYING AS A REGULATED INVESTMENT COMPANY

The Trust intends to qualify each Fund as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify under current law, at the close of each quarter of each Fund’s taxable year, at least 50% of the Fund’s total assets must be represented by cash, U.S. Government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer. In addition, and again under current law, at the close of each quarter of its taxable year, not more than 25% of a Fund’s total assets may be invested in securities of one issuer (or two or more issuers which are controlled by the Fund and which are determined to be engaged in the same or similar trades or businesses or related businesses) other than U.S. Government securities or the securities of other regulated investment companies or in the securities of one or more “qualified publicly traded partnerships”.

INVESTMENT TECHNIQUES

Each Fund invests in a variety of securities in accordance with its investment objectives and policies (as described in the Prospectuses and above in this SAI) and employs a number of investment techniques. Each type of security and technique involves certain risks. The following is an alphabetical list of the investment techniques used by the Funds as indicated in the table, and the main risks associated with those techniques.

The table below indicates the types of investments and techniques that are material to the investment strategies employed by each Fund. In some cases, the omission of a Fund is not intended to imply that the Fund is precluded from investing in the types of investments or employing the techniques indicated below. Generally, if a particular type of investment or technique is not indicated as being applicable to a particular Fund, the particular type of investment or technique will not be material to the investment strategies employed by the Fund, although any risk factors that are stated more generally with respect to any broader category of investment or technique may still apply. For the purposes of this section, the New York Tax-Free Money Market Fund and Tax-Free Money Market Fund are collectively referred to as “Tax-Free Money Market Funds.”

Type of Investment or Technique	Prime Money Market Fund	U. S. Government Money Market Fund	U. S. Treasury Money Market Fund	U. S. Treasury Obligations Money Market Fund	Tax - Free Money Market Funds
Asset-Backed Securities	X
Fixed Income Instruments	X	X	X	X	X
Foreign Securities	X
Liquidity	X	X	X	X	X

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Type of Investment or Technique	Prime Money Market Fund	U. S. Government Money Market Fund	U. S. Treasury Money Market Fund	U. S. Treasury Obligations Money Market Fund	Tax - Free Money Market Funds
Investments in Other Investment Companies	X				X
Mortgage-Related Securities	X	X
Municipal Obligations	X				X
Obligations of Personal and Business Credit Institutions (Banking Industry)	X				X
Repurchase Agreements	X	X	X*	X	X
Selection of Money Market Investments	X	X	X	X	X
Sovereign and Supranational Debt Obligations	X
Stand-by Commitments					X
Taxable Securities Considerations					X
U.S. Government Securities	X	X	X	X	X
Variable Rate Demand Notes	X				X
“When-Issued” and Delayed Delivery Securities				X	X
* The U.S. Treasury Money Market Fund, under adverse market conditions, temporarily may invest in repurchase agreements collateralized by U.S. Treasury obligations.

ASSET-BACKED SECURITIES

The Prime Money Market Fund may invest in asset-backed securities. Through the use of trusts and special purpose subsidiaries, various types of assets, including auto loans, credit card receivables, home equity loans, and student loans, are being securitized in pass-through structures similar to the mortgage pass-through structures described below or in a pay-through structure similar to the collateralized mortgage structure.

Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of the Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee.

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FIXED INCOME INSTRUMENTS

The Funds may invest in fixed income instruments. To the extent a Fund invests in fixed income instruments, the value of the Fund’s investment may change as prevailing interest rates fluctuate. When interest rates decline, the value of fixed income instruments can be expected to rise. Conversely, when fixed interest rates rise, the value of fixed income instruments can be expected to decline. The Funds’ investments in fixed income instruments with longer terms to maturity or greater duration are subject to greater volatility than shorter-term obligations.

For purposes of any minimum requirements set forth herein that are based upon an NRSRO’s ratings categories, if no sub-categories or gradations are specified the requirement is determined without regard for sub-categories and gradations (i.e., all sub-categories and gradations within a particular category are acceptable). After purchase by a Fund, a fixed income instrument may cease to be rated or its rating may be reduced below the minimum required for purchase. A fixed income instrument which has had its rating downgraded or revoked may be subject to greater risk to principal and income, and often involve greater volatility of price, than instruments in the higher rating categories. Such instruments are also subject to greater credit risks (including, without limitation, the possibility of default by or bankruptcy of its issuers of such securities) than instruments in higher rating categories.

FOREIGN SECURITIES

The Prime Money Market Fund may invest in securities of foreign issuers. Such investments by the Prime Money Market Fund may be made in U.S. dollar-denominated commercial paper of foreign issuers and in bank certificates of deposit and bankers’ acceptances payable in U.S. dollars and issued by foreign banks (including U.S. branches of foreign banks) or by foreign branches of U.S. banks. These foreign investments involve certain special risks described below.

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, other taxes imposed by the foreign country on a Fund’s earnings, assets, or transactions, limitation on the removal of cash or other assets of the Fund, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Furthermore, dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Additional costs associated with an investment in foreign securities may include higher custodial fees than those that apply to domestic custodial arrangements, and transaction costs of foreign currency conversions. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries.

LIQUIDITY

The Funds will comply with the weekly liquidity requirements, and each Fund (other than a Tax-Free Money Market Fund) will comply with the daily liquidity requirements, of Rule 2a-7. In addition, each Fund will not acquire an illiquid security (as defined below) if, immediately after the acquisition, the Fund would have invested more than 5% of its total assets in illiquid securities. An illiquid security is a security that cannot be sold or disposed of within seven calendar days in the ordinary course of business at approximately the amount at which a Fund has valued the security.

The policy with respect to the purchase of illiquid securities does not limit the acquisition of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) or commercial paper issued pursuant to Section 4(2) under the 1933 Act that are determined to be liquid in accordance with guidelines established by the Board of Trustees. There may be delays in selling these securities, and sales may be made at less favorable prices.

7

The Adviser may determine that a particular Rule 144A or Section 4(2) security is liquid and thus not subject to the limitation on investments in illiquid securities, pursuant to guidelines adopted by the Board of Trustees. Factors that the Adviser must consider in determining whether a particular Rule 144A security is liquid include the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutions might become, for a time, uninterested in purchasing these securities.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

Subject to certain restrictions, each Fund (except for the U.S. Treasury Money Market Fund) may invest in securities issued by other investment companies. Such securities will be acquired by a Fund within the limits prescribed by the 1940 Act and the rules thereunder. Certain Funds have investment restrictions which limit their ability to invest in other investment companies. In particular, among other restrictions, the Prime Money Market Fund and the U.S. Government Money Market Fund may not purchase securities of open-end investment companies. (See “Investment Restrictions” for a further description of such limitations.) Investors should recognize that the purchase of securities of other investment companies results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such companies including operating costs, and investment advisory and administrative services fees.

The Trust may, in the future, seek to achieve any Fund’s investment objective (subject to applicable investment restrictions) by investing all of a Fund’s assets in an open-end management investment company having substantially the same investment objective, policies and restrictions as those applicable to the Fund. In such event, the investment advisory contract for a Fund would be terminated and the administrative services fees paid by the Fund would be reduced. Such investment would be made only if the Trustees of the Trust believe that the aggregate per share expenses of a Fund and such other investment company will be less than or approximately equal to the expenses which the Fund would incur if the Trust were to continue to retain the services of an investment adviser for the Fund and the assets of the Fund were to continue to be invested directly in portfolio securities.

In cases where (i) a Fund has an investment policy to invest under normal circumstances at least 80% of its net assets in a particular type or category of securities, and (ii) the Fund invests in another investment company that has a similar investment policy requiring it to invest under normal circumstances at least 80% of its net assets in that type or category of securities, the Fund will treat 80% of its investment in the other investment company as meeting the requirements of the Fund’s policy concerning the investment of at least 80% of the Fund’s net assets.

MORTGAGE-RELATED SECURITIES

The Government Money Market Fund and Prime Money Market Fund may invest in certain debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or in repurchase agreements secured with such collateral.

The Funds may invest in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including collateralized mortgage obligations (“CMOs”). Interest and principal payments on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Mortgage-backed securities currently offer yields higher than those available from many other types of fixed-income securities, but because of their prepayment aspects, their price volatility and yield characteristics will change based on changes in prepayment rates.

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There are two methods of trading mortgage-backed securities. A specific pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical mortgage transaction, called a TBA (to be announced) transaction, in which the type of mortgage securities to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. For example, in a TBA transaction an investor could purchase $1 million of 30-year Federal National Mortgage Association (“FNMA”) 9% mortgages and receive up to three pools on the settlement date. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. For example, an investor may request pools with particular characteristics, such as those that were issued prior to January 1, 1990. The most detailed specification of the trade is to request that the pool number be known prior to purchase. In this case, the investor has entered into a specific pool transaction. Generally, agency pass-through mortgage-backed securities are traded on a TBA basis. The specific pool numbers of the securities purchased do not have to be determined at the time of the trade.

Mortgage-backed securities have yield and maturity characteristics that are dependent on the mortgages underlying them. Thus, unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on these securities include both interest and a partial payment of principal. In addition to scheduled loan amortization, payments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. Such prepayments may significantly shorten the effective durations of mortgage-backed securities, especially during periods of declining interest rates. Similarly, during periods of rising interest rates, a reduction in the rate of prepayments may significantly lengthen the effective durations of such securities.

Investment in mortgage-backed securities poses several risks, including interest rate, prepayment, market, and credit risk. Interest rate risk reflects the risk that, as interest rates rise, the value of mortgage-backed securities generally can be expected to fall. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

Credit risk reflects the risk that the Funds may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

The recent financial downturn—particularly the increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment—has adversely affected the market for mortgage-related securities. In addition, various market and governmental actions may impair the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors have caused certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. Government will take further action to support the mortgage-related securities industry, as it has in the past, should the economic downturn continue or the economy experience another downturn. Further, recent legislative action and any future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that a Fund could realize losses on mortgage-related securities.

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Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration (“FHA”) insured or Department of Veterans Affairs (“VA”) guaranteed mortgages. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the 12 Federal Home Loan Banks. FHLMC issues participation certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In September 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The steps taken in connection with the conservatorship are both intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

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FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Funds are subject to the liquidity requirements described above.

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The assets underlying mortgage-related securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations: (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

FHLMC CMOs. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

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If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds. Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Stripped Mortgage-Backed Securities (“SMBS”). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or IO class), while the other class will receive all of the principal (the principal-only or PO class). The cash flow and yields on IO and PO classes can be extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are typically purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Mortgage-Backed Securities and Asset-Backed Securities - Types of Credit Support. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “overcollateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

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MUNICIPAL OBLIGATIONS

The Tax Free Money Market Funds seek their investment objectives by investing primarily in short-term, high quality, fixed rate and variable rate obligations issued by a state, territory or possession of the United States, and their authorities, agencies, political subdivisions and instrumentalities and other qualifying issuers, the interest on which is exempt from federal income taxes, including participation interests issued by banks, insurance companies or other financial institutions with respect to such obligations. (Such obligations, whether or not the interest thereon is subject to the federal alternative minimum tax, are referred herein as “Municipal Obligations.”) The Prime Money Market Fund may also invest in Municipal Obligations. In determining the tax status of interest on Municipal Obligations, the Adviser relies on opinions of bond counsel who may be counsel to the issuer. See Appendix B below.

OBLIGATIONS OF PERSONAL AND BUSINESS CREDIT INSTITUTIONS (BANKING INDUSTRY)

The Prime Money Market Fund and the New York Tax-Free Money Market Fund may invest without limit in the banking industry and in commercial paper and short-term corporate obligations of issuers in the personal credit institution and business credit institution industries when, in the opinion of the Adviser, the yield, marketability and availability of investments meeting a Fund’s quality standards in those industries justify any additional risks associated with the concentration of the Fund’s assets in those industries. The Prime Money Market Fund and New York Tax-Free Money Market Fund, however, will invest more than 25% of their assets in the personal credit institution or business credit institution industries only when, to the Adviser’s knowledge, the yields then available on securities issued by companies in such industries and otherwise suitable for investment by a Fund exceed the yields then available on securities issued by companies in the banking industry and otherwise suitable for investment by the Fund.

REPURCHASE AGREEMENTS

The Funds may invest in repurchase agreements. The U.S. Treasury Money Market Fund may invest in repurchase agreements only in respect of direct obligations of the U.S. Treasury. A repurchase agreement arises when a buyer purchases an obligation and simultaneously agrees with the vendor to resell the obligation to the vendor at an agreed-upon price and time, which is usually not more than seven days from the date of purchase. The resale price of a repurchase agreement is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer’s funds are invested in the obligation and which is not related to the coupon rate on the purchased obligation. Obligations serving as collateral for each repurchase agreement are delivered to a Fund’s custodian bank either physically or in book entry form and the collateral is marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. A buyer of a repurchase agreement runs a risk of loss if, at the time of default by the issuer, the value of the collateral securing the agreement is less than the price paid for the repurchase agreement. A Fund may enter into repurchase agreements only with a vendor which is a member bank of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The restrictions and procedures that govern the investment of a Fund’s assets in repurchase obligations are designed to minimize the Fund’s risk of losses from those investments. Repurchase agreements are considered collateralized loans under the 1940 Act.

The repurchase agreement provides that, in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If, at the time a Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund’s exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Funds have each adopted and follow procedures which are intended to minimize the risks of repurchase agreements. For example, each Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller’s creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Funds have the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

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All repurchase agreements entered into by the Funds are fully collateralized at all times during the period of the agreement in that the value of the underlying security is at least equal to the amount of the loan, including the accrued interest thereon, and the Fund or its custodian bank has possession of the collateral, which the Trust’s Board of Trustees believes gives the Fund a valid, perfected security interest in the collateral. The Trust’s Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller’s creditors than would be the case with securities owned by a Fund. Repurchase agreements give rise to income which does not qualify as tax-exempt income when distributed to Fund shareholders.

SELECTION OF MONEY MARKET INVESTMENTS

The Funds invest in fixed income securities. The value of the fixed income securities in a Fund’s portfolio can be expected to vary inversely with changes in prevailing interest rates. Although each Fund’s investment policies are designed to minimize these changes and to maintain an NAV of $1.00 per share, there is no assurance that these policies will be successful. Withdrawals by shareholders could require the sale of portfolio investments at a time when such a sale might not otherwise be desirable.

The Funds (except the U.S. Treasury Money Market Fund) may each invest in bank certificates of deposit and bankers’ acceptances and, with respect to the Prime Money Market Fund only, time deposits issued by banks having deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. Should the Trustees decide to reduce this minimum deposit requirement, shareholders would be notified and the applicable Prospectus supplemented.

Securities issued or guaranteed as to principal and interest by the U.S. Government include a variety of Treasury securities, which differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the Treasury.

Considerations of portfolio quality, maturity, diversification and liquidity, as well as preservation of capital, mean that a Fund may not necessarily invest in money market instruments paying the highest available yield at a particular time. Consistent with its investment objectives, the Funds will each attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of, or in response to, changing economic and money market conditions and trends. The Funds will each also invest to take advantage of what the Adviser believes to be temporary disparities in yields of different segments of the high-grade money market or among particular instruments within the same segment of the market. In purchasing and selling securities for the Funds, portfolio managers consider the Adviser’s credit analysis. Portfolio managers select investments from an approved credit list compiled by the Adviser’s global credit analysts, who have conducted an independent qualitative and quantitative review of each issuer on the list. Safety is prioritized, with additional emphasis placed on liquidity and yield. These policies, as well as the relatively short maturity of obligations purchased by a Fund, may result in frequent changes in the Fund’s portfolio. Portfolio turnover may give rise to taxable gains. The Funds do not usually pay brokerage commissions in connection with the purchase or sale of portfolio securities.

SOVEREIGN AND SUPRANATIONAL DEBT OBLIGATIONS

The Prime Money Market Fund may invest in sovereign and supranational debt obligations. To the extent the Prime Money Market Fund invests in sovereign and supranational debt instruments issued or guaranteed by foreign governments, agencies, and supranational entities (“sovereign debt obligations”), especially sovereign debt obligations of developing countries, an investment in the Fund may be subject to a high degree of risk, and the sovereign debt obligation may be in default or present the risk of default. The issuer of the obligation or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors. The total public debt of governments as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high levels of debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may increase borrowing costs and cause a government to issue additional debt, thereby increasing the risk of refinancing. A high national debt also raises concerns that a government may be unable or unwilling to repay the principal or interest on its debt. Unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns.

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STAND-BY COMMITMENTS

The Tax-Free Money Market Funds may invest in stand-by commitments. When a Fund purchases Municipal Obligations, it may also acquire stand-by commitments from banks with respect to such municipal obligations. The Tax-Free Money Market Funds also reserve the right, and may in the future, subject to receipt of an exemptive order pursuant to the 1940 Act, acquire stand-by commitments from broker-dealers. There can be no assurance that such an order will be granted. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at a Fund’s option a specified municipal obligation at a specified price. A stand-by commitment is the equivalent of a “put” option acquired for a Fund with respect to a particular Municipal Obligations held for it.

Each of the Tax-Free Money Market Funds intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit the Tax-Free Money Market Funds to be fully invested in municipal obligations, to the extent possible, while preserving the necessary liquidity to purchase municipal obligations on a “when-issued” basis, to meet unusually large redemptions and to purchase at a later date municipal obligations other than those subject to the stand-by commitment.

The amount payable to a Fund upon the exercise of a stand-by commitment normally is (1) the acquisition cost of the municipal obligation (excluding any accrued interest paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the underlying municipal obligation is valued at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a standby commitment is exercisable would be substantially the same as the market value of the underlying municipal obligation. Stand-by commitments are valued at zero for purposes of computing the NAV per share of a Fund.

The stand-by commitments that a Fund may enter into are subject to certain risks, which include the ability of the issuer of the commitment to pay for the Municipal Obligations at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and the fact that the maturity of the underlying Municipal Obligation will generally be different from that of the commitment.

TAXABLE SECURITIES CONSIDERATIONS

Although the Tax-Free Money Market Funds will normally invest at least 80% of their net assets in tax exempt obligations, each Fund may invest up to 20% of its net assets in securities of the kind described below, the interest income on which is subject to federal income tax or the alternative minimum tax.

The kinds of taxable securities in which New York Tax-Free Money Market Fund’s assets may be invested are limited to the following short-term, fixed income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the U.S. Government or its agencies, instrumentalities or authorities; (2) commercial paper rated Prime-1 or Prime-2 by Moody’s, A-l+, A-1 or A-2 by Standard & Poor’s or F-1+, F-1 or F-2 by Fitch; (3) certificates of deposit of domestic banks with assets of $1 billion or more; and (4) repurchase agreements with respect to municipal obligations or other securities which the Fund is permitted to own. Under circumstances where the New York Tax-Free Money Market Fund’s assets may be invested in taxable securities, the Fund may be invested in municipal obligations, the income from which is subject to New York State and New York City personal income taxes.

U.S. GOVERNMENT SECURITIES

The Funds may each invest in U.S. Government securities. U.S. Government securities include bills, notes, and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. Government. The U.S. Treasury Money Market Fund invests only in obligations of the U.S. Treasury and therefore may not invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government.

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Some U.S. Government securities are supported by the direct full faith and credit pledge of the U.S. Government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agencies’ obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. Government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

Regarding certain federal agency securities or government sponsored entity securities (such as debt securities or mortgage-backed securities issued by FNMA, FHLMC, Federal Home Loan Banks, and other government sponsored agencies), you should be aware that although the issuer may be chartered or sponsored by an Act of Congress, the issuer is not funded by congressional appropriations, and its securities are neither guaranteed nor insured by the U.S. Treasury. This risk does not apply to the HSBC U.S. Treasury Money Market Fund, which invests only in obligations of the U.S. Treasury and does not invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. government.

VARIABLE RATE DEMAND NOTES

The Tax-Free Money Market Funds and the Prime Money Market Fund may each invest in variable rate demand notes, which provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to receive payment upon a specified number of days notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such instrument or by tendering or “putting” such instrument to a third party.

Investments in floating or variable rate securities normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury bonds or bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on short notice at par plus accrued interest. While there is usually no established secondary market for issues of this type of security, the dealer that sells an issue of such securities frequently also offers to repurchase such securities at any time, at a repurchase price which varies and may be more or less than the amount the bondholder paid for them.

Because of the variable rate nature of the instruments, during periods when prevailing interest rates decline, a Fund’s yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, a Fund’s yield will increase and its shareholders will have reduced risk of capital depreciation. In certain cases, the interest rate index on which an instrument’s yield is based may not rise and fall to the same extent or as quickly as the general market for municipal obligations. The value of these instruments may be more volatile than other floating rate municipal obligations.

Certain floating or variable rate obligations may carry a demand feature that would permit the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity.

The maturity of a floating rate obligation with a maturity in excess of 397 days is deemed to be the period until a Fund would be entitled to payment pursuant to demand rights. The maturity of a floating rate obligation with a maturity of 397 days or less is deemed to be one day. The maturity of a variable rate obligation with a maturity in excess of 397 days is deemed to be the longer of the period remaining until the next interest rate adjustment or the period until a Fund would be entitled to payment pursuant to demand rights. The maturity of a variable rate obligation with a maturity of 397 days or less is deemed to be the earlier of such periods. The deemed maturities of such floating or variable rate obligations will not apply for purposes of determining a Fund’s dollar-weighted average portfolio life. If not redeemed for a Fund through the demand feature, an obligation matures on a specified date which may range up to 30 years from the date of issuance.

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“WHEN-ISSUED” SECURITIES AND DELAYED DELIVERY SECURITIES

Securities may be purchased on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. Between the time a Fund commits to purchase a security on a when-issued or delayed delivery basis and the time delivery and payment are made, the when-issued or delayed delivery security is treated as an asset of the Fund and the amount which the Fund is committed to pay for that security is treated as a liability of the Fund. No interest on a when-issued or delayed delivery security is accrued for a Fund until delivery occurs. Although the Funds only make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring them, each Fund may sell these obligations before the settlement date if deemed advisable by the Adviser.

The value of when-issued or delayed delivery securities is subject to market fluctuation based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. In order to invest a Fund’s assets immediately, while awaiting delivery of securities purchased on a when-issued or delayed delivery basis, short-term obligations that offer same day settlement and earnings normally are purchased. Although short-term investments normally are in tax-exempt securities, short-term taxable securities may be purchased if suitable short-term tax-exempt securities are not available. At the time a Fund enters into a transaction on a when-issued or delayed delivery basis, it will segregate cash, cash equivalents or high quality debt securities equal to the amount of the when-issued or delayed delivery commitment. For the purpose of determining the adequacy of the securities segregated, the securities are valued at market value. If the market value of such securities declines, additional cash or high quality debt securities are segregated daily so that the value of the segregated securities equals the amount of the Fund’s commitments. On the settlement date of the when-issued or delayed delivery securities, a Fund’s obligations are met from then-available cash flow, sale of segregated securities, sale of other securities or, although not normally expected, from sale of the when-issued or delayed delivery securities themselves (which may have a value greater or lesser than a Fund’s payment obligations).

Purchasing securities on a when-issued or delayed delivery basis can involve a risk that the yields available in the market on the settlement date may actually be higher (or lower) than those obtained in the transaction itself and, as a result, the when-issued or delayed delivery securities may have a lesser (or greater) value at the time of settlement than a Fund’s payment obligation with respect to that municipal obligation. Furthermore, if a Fund sells the when-issued or delayed delivery securities before the settlement date or if a Fund sells other obligations from the Fund’s portfolio in order to meet the payment obligations, a Fund may realize a capital gain, which is not exempt from federal or state income taxation. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

SPECIAL RISK FACTORS

RISK FACTORS AFFECTING INVESTMENTS IN NEW YORK MUNICIPAL OBLIGATIONS

The information set forth below constitutes only a brief summary of a number of complex factors which may impact issuers of New York Municipal Obligations. The Trust intends to invest a high proportion of the New York Tax-Free Money Market Fund’s assets in New York Municipal Obligations. The summary set forth below is included for the purposes of providing a general description of New York State (the “State”) and New York City (the “City”) fiscal, credit and financial conditions, and does not purport to explain, predict or fully describe the complex factors which may impact issuers of New York Municipal Obligations. The information is derived from sources that are generally available to investors as of February 28, 2012, and such information has not been independently verified by the Fund, and the Fund assumes no responsibility for the accuracy or completeness of such information. The information will not be updated over the course of the year, and such information is subject to rapid change without notice.

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The Fund’s performance is based, in part, upon the ability of New York issuers and/or obligors of State, municipal and public authority debt obligations to continue to make principal and interest payments on their obligations, which, in turn, is dependent upon a number of complex factors, including economic and other conditions within the State. Investors should consider the greater risk inherent in the Fund’s concentration in such obligations versus the safety that comes with a less geographically concentrated investment portfolio and should compare the yield available on a portfolio of New York issues with the yield of a more diversified portfolio including out-of-state issues before making an investment decision. The Adviser believes that by maintaining the Fund’s investment portfolio in liquid, short-term, high quality municipal obligations, including participation interests and other variable rate instruments that have higher quality credit support from banks, insurance companies or other financial institutions, the Fund is somewhat insulated from the credit risks that may exist for long-term New York Municipal Obligations.

New York State and other issuers of New York Municipal Obligations have historically experienced periods of financial difficulties which have caused the credit ratings of certain of their obligations to be downgraded by certain rating agencies. Recurrence of such financial difficulties could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. There can be no assurance that credit ratings on obligations of State and City and other New York Municipal Obligations will not be downgraded.

The Economy of New York. The State is the third most populous state in the nation with a relatively high level of personal wealth. Although the State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, events negatively affecting such industries may have a disproportionate impact on New York Municipal Obligations and entities issuing these securities. This is particularly true with respect to the financial activities sector, which contributes to more than one-fifth of total wages in the State, the highest of any sector.

2011-12 Financial Plan. In February 2011, the Governor of New York (Governor) introduced the Proposed Executive Budget Financial Plan for fiscal year 2011-12 (“Initial 2011-12 Financial Plan” or the “Plan”). The Plan estimated budget gaps of approximately $10.0 billion in fiscal year 2011-12, $15.3 billion in fiscal year 2012-13, $17.9 billion in fiscal year 2013-14, and $21.4 billion in 2014-15. The Plan contained gap-closing proposals to lower spending by the State’s General Fund (General Fund) by approximately $8.9 billion in fiscal year 2011-12. The Plan proposed current services reductions of $2.85 billion each for school aid and Medicaid, $1.4 billion for State agency operations, and $1.8 billion for a range of other programs and activities. In total, actions to reduce spending comprised approximately 90% of the overall gap-closing measures in the Initial 2011-12 Financial Plan. The New York Legislature (State Legislature) passed the appropriations and accompanying legislation needed to complete the budget in March 2011. On April 11, 2011, the Governor completed his review of all budget bills and finalized the enactment of the budget for fiscal year 2011-12 (2011-12 Enacted Budget). The New York State Department of the Budget (DOB) estimated that the 2011-12 Enacted Budget gap-closing plan would eliminate the General Fund budget gap of $10 billion in fiscal year 2011-12 and would reduce the budget gaps to $2.4 billion in fiscal year 2012-13, $2.8 billion in fiscal year 2013-14, and $4.6 billion in fiscal year 2014-15. In the 2011-12 Enacted Budget, spending control composed 85% of gap-closing measures.

Among other things, the 2011-12 Enacted Budget aims to: (i) reduce annual growth rates for annual programs, such as Medicaid and School Aid; (ii) increase revenues through modernizing the State’s tax system, increasing voluntary compliance with tax law, and increasing the level of resources available through the Abandoned Property Fund; and (iii) use non-recurring actions, such as pay-as-you-go financing for eligible capital expenses, to close the General Fund budget gap.

In accordance with State law, DOB issued the Enacted Budget Financial Plan on May 6, 2011 (May DOB Plan), which reflects the impact of the 2011-12 Enacted Budget on the multi-year operating forecast. The May DOB Plan projected that the gap-closing actions authorized in the 2011-12 Enacted Budget would be sufficient to eliminate the budget gap in fiscal year 2011-12 and projected the budget gaps in future years at $2.4 billion for fiscal year 2012-13, $2.8 billion for fiscal year 2013-14, and $4.6 billion for fiscal year 2014-15.

2011-12 Financial Plan Update. In November 2011, DOB provided a mid-year update that revised DOB’s financial projections for fiscal year 2011-12 through 2014-15, which were set forth in the May DOB Plan (Mid-Year Update). DOB noted that weak and unsettled economic conditions, such as the Euro-zone financial crisis, had eroded receipts. Furthermore, prospects of weak bonuses in the financial sector resulted in a negative outlook for the receipts for the rest of the fiscal year. Through September 30, 2011, General Fund tax receipts were approximately $404 million below planned levels.

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DOB lowered the annual estimate for General Fund tax receipts by approximately $297 million in fiscal year 2011-12. Lower than anticipated spending in other areas of the 2011-12 Enacted Budget, including child welfare services and Medicaid spending, were expected to offset, in part, the tax receipts shortfall in fiscal year 2011-12.

Due to these and other revisions, DOB estimated in the Mid-Year Update that the General Fund had a fiscal year 2011-12 budget gap of $350 million and future budget gaps of approximately $3.25 billion in fiscal year 2012-13, $3.3 billion in fiscal year 2013-14, and $4.8 billion in fiscal year 2014-15. DOB stated it expected the $350 million shortfall to be closed by administrative or legislative action, or both.

Initial 2012-13 Financial Plan. In January 2012, the Governor introduced the Proposed Executive Budget Financial Plan for fiscal year 2012-13 (Initial 2012-13 Financial Plan). The Initial 2012-13 Financial Plan estimates that the State faces budget gaps of $3.5 billion for fiscal year 2012-13, $3.6 billion for fiscal year 2013-14, and $5 billion for fiscal year 2014-15. The Initial 2012-13 Financial Plan contains a gap-closing plan that reflects $2 billion in savings from spending controls, including $1.14 billion in State agency operations savings through attrition and strict controls on hiring; enterprise-wide consolidation of procurement, information technology, real estate, workforce management; and a range of operational measures to improve efficiency. The total cost of agency operations under the Initial 2012-13 Financial Plan is estimated to decrease 0.4% from estimated 2011-12 levels. In total, actions to reduce spending comprise approximately 57% of the overall gap-closing measures.

The Initial 2012-13 Financial Plan anticipates $1.5 billion in new net revenue generated from tax reform legislation approved in December 2011. Of this amount, approximately $250 million will be used to mitigate the impact of the law changes on the MTA, and $145 billion will be used for tax credits and employment initiatives. The Initial 2012-13 Financial Plan also estimates new costs, including increased State funds to maintain child care and mental health services, due to anticipated Federal aid reductions. The Initial 2012-13 Financial Plan also anticipates increased State pension contributions, starting in fiscal year 2013-14. It is expected that the costs of these programs will be offset by other savings in fiscal year 2012-13.

State Debt and Other Financings. As of November 22, 2011, the State is one of the largest issuers of municipal debt in the amount of debt outstanding and ranks fifth in the United States in debt per capita. The DOB measures the State’s debt burden using two categories: State-supported debt and State-related debt.

State-supported debt represents obligations of the State that are paid from traditional State resources (i.e., tax revenue) and have a budgetary impact. It includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the State Legislature. As of November 22, 2011, the State had never defaulted on any of its general obligation indebtedness or its obligations under lease purchase or contractual obligation financing arrangements and had never been called upon to make any direct payments pursuant to its guarantees.

State-related debt is a broader measure of State debt that includes State-supported debt, as discussed above, and certain contingent-contractual obligations, moral obligation financings, State-guaranteed debt and other debt.

Contingent contractual debt is debt where the State enters into a statutorily authorized contingent contractual obligation, directly via a service contract to pay debt service in the event there are shortfalls in revenues from other non-State resources pledged or otherwise available, to pay the debt service. As with State-supported debt, except for General Obligation, all payments are subject to annual appropriation. As of September 7, 2010, the State has never been required to make any payments under this financing arrangement, but the bankruptcy of certain hospitals in the secured hospitals program may require the State to make payments in the future.

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Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue producing project or other activity. The debt is secured, in the first instance, by project revenues, but includes statutory provisions requiring the State, subject to appropriation by the State Legislature, to make up any deficiencies which may occur in the issuer’s debt service reserve fund. There has never been a payment default on any moral obligation debt of any public authority. The DOB does not expect the State to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, Urban Development Corporation and other public authorities which had moral obligation debt outstanding. As of July 29, 2011, the State had not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements were anticipated during the 2011-12 fiscal year.

State-guaranteed debt allows the State, pursuant to specific constitutional authorization, to directly guarantee certain public authority obligations. Payments of debt service on State-guaranteed bonds and notes are legally enforceable obligations of the State. As of July 29, 2011, the only current authorization provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Job Development Authority. As of July 29, 2011, the State has never been called upon to make any direct payments pursuant to any such guarantees and the DOB does not anticipate that the State will be called upon to make any payments pursuant to the State guarantee in fiscal year 2011-12.

Public Authorities. Public authorities are created pursuant to State law, are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations, particularly those using State-supported or State-related debt financing techniques.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for public authorities.

Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

New York City and Other Localities. The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. Conversely, the City’s finances, and thus its ability to successfully market its securities, could be negatively affected in the event and to the extent that delays or reductions in projected State aid. In addition, the City is the recipient of certain Federal grants that, if reduced or delayed, could negatively affect the City’s finances. Further, the City, like the State, may be party to litigation that may be resolved in a manner that negatively affects the City’s finances. As of June 30, 2011, the City had total debt of $73.5 billion.

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Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and July 2010, the State Legislature authorized 21 bond issuances to finance local government operating deficits. There were four new or additional deficit financing authorizations during 2009-2010. In addition, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality. The Buffalo Fiscal Stability Authority exercised control with respect to the city of Buffalo for the city’s 2009-10 fiscal year, but may transition to advisory status in the city’s fiscal year 2011-12. In January 2011, the Nassau County Interim Finance Authority declared it would assume control powers with respect to the finances of the County of Nassau, and, after court review, it now exercises those powers. The County of Erie as well as the cities of New York and Troy have fiscal stability boards exercising advisory status. The City of Yonkers no longer operates under an oversight board but must adhere to a separate fiscal agent act. The City of Newburgh operates under fiscal monitoring by the State Comptroller. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s 2011-12 fiscal year or thereafter.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the State or Federal government may reduce (or in some cases eliminate) funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. The loss of temporary Federal stimulus funding in 2011 particularly impacted counties and school districts in the State. The State’s cash flow problems have resulted in delays to the payment of State aid, and in some cases, have necessitated borrowing by the localities. Similarly, State policymakers have expressed interest in implementing a property tax cap for local governments. Adoption of a property tax cap would affect the amount of property tax revenue available for local government purposes and could adversely affect such agreements’ operations, particularly those that are heavily dependent on property tax revenue such as school districts. Changes to sales tax distributions resulting from the 2010 Federal population census may also have a material impact on certain local governments. Ultimately, localities or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Litigation. The State and its officers and employees are parties to numerous legal proceedings, many of which normally occur in connection with government operations. In addition, the State is involved in certain other legal proceedings (described in the State’s recent official statements) that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, this document does not attempt to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on the Fund’s investments.

Bond Ratings. As of February 21, 2012, the State’s and City’s General Obligation Bonds were each rated AA, AA, Aa2 by S&P, Fitch and Moody’s, respectively. Each rating reflects only the views of the respective rating agency and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by such rating agency if in the judgment of such rating agency the circumstances warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the bonds.

For further information concerning New York Municipal Obligations, see the Annual Information Statement (AIS), and any updates and supplements thereto. A copy of the AIS (and any updates and supplements thereto), is available on the DOB’s internet website (http://www.budget.ny.gov/) or by contacting the New York Division of the Budget. New York State’s Financial Plan which includes revised estimates for the 2011-12 fiscal year, the Executive Budget forecast for 2012-13, and three out year projections (2013-14 through 2015-16), is available on the DOB’s website at www.budget.ny.gov. In addition to this information, the Office of the State Comptroller prepares the State’s annual financial statements and comprehensive annual financial report. Copies of both documents may be obtained by contacting the Office of the State Comptroller, or on their website at www.osc.state.ny.us.

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PORTFOLIO TRANSACTIONS

Purchases and sales of securities will usually be principal transactions. Portfolio securities normally will be purchased or sold from or to issuers directly or from or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a principal basis and do not involve brokerage commissions. The cost of executing portfolio securities transactions for each Fund primarily consists of dealer spreads and underwriting commissions. The Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities for each Fund. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of each Fund’s shareholders rather than by any formula. In placing orders for each Fund, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although the Fund does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer’s general execution and operational facilities, the type of transaction involved and other factors, such as the dealer’s risk in positioning the securities. To the extent consistent with applicable legal requirements, the Adviser may place orders for the purchase and sale of Fund investments for a Fund with a broker-dealer affiliate of the Adviser.

The Adviser may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer that has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising several of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing each Fund. The management fee paid from each Fund is not reduced because the Adviser and its affiliates receive such services.

Generally, money market securities are traded on a principal basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with HSBC Bank USA, the Adviser, the Trust or Foreside Distribution Services, L.P. (“Foreside” or “Distributor”) are prohibited from dealing with a Fund as a principal in the purchase and sale of securities except in accordance with regulations adopted by the SEC. A Fund may purchase municipal obligations from underwriting syndicates of which the Distributor or other affiliate is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act. Under the 1940 Act, persons affiliated with the Adviser, a Fund or Foreside may act as a broker for the Fund. In order for such persons to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by such persons must be reasonable and fair compared to the commissions, fees or other remunerations paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliate to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Trustees of the Trust regularly review any commissions paid by the Funds to affiliated brokers. The Funds will not do business with nor pay commissions to affiliates of the Adviser in any portfolio transactions where they act as principal.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), the Adviser may cause each Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in the 1934 Act) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction, provided that the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or its respective overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising each Fund.

The term “brokerage and research services” includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement. Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Funds and the Adviser’s other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement. The SEC has published interpretative guidance that tightened previously existing standards concerning the types of expenses that qualify for the Section 28(e) safe harbor and set forth certain steps that investment advisers would need to take in order to ensure such qualification.

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Investment decisions for each Fund and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought for certain clients even though it could have been sold for other clients at the same time, and a particular security may be sold for certain clients even though it could have been bought for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. In some instances, one client may sell a particular security to another client. Two or more clients may simultaneously purchase or sell the same security, in which event each day’s transactions in that security are, insofar as practicable, averaged as to price and allocated between such clients in a manner which in the Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. In addition, when purchases or sales of the same security for a Fund and for other clients of the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchases or sales. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients in terms of the price paid or received or of the size of the position obtainable. It is recognized that, in some cases, this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, the Adviser believes that the Funds’ ability to participate in volume transactions will produce better executions for the Funds.

The Board of Trustees has adopted a policy to ensure compliance with Rule 12b-1(h) under the 1940 Act in the selection of broker-dealers to execute portfolio transactions for the Funds. Generally, Rule 12b-1(h) prohibits the Funds from compensating a broker-dealer for promotion or sale of Fund shares by directing to the broker-dealer securities transactions or remuneration received or to be received from such portfolio securities transactions.

Since the Funds invest primarily in fixed-income securities, it is anticipated that most purchases and sales will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, the Funds would not ordinarily pay significant brokerage commissions with respect to their securities transactions.

In the United States and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter’s commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer’s mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by each investment advisory contract, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present, no arrangements for the recapture of commission payments are in effect.

During the fiscal year ended October 31, 2012, the Funds did not acquire any securities issued by their regular broker or dealers, or their parent companies. Consequently, the Funds had no holdings of such securities as of October 31, 2012. (For these purposes a regular broker or dealer includes any of the (a) ten brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the Trust’s portfolio transactions during the its most recent fiscal year, (b) ten brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Trust during its most recent fiscal year, or (c) ten brokers or dealers that sold the largest dollar amount of securities of the Funds during the Trust's most recent fiscal year.)

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DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust has adopted a policy and procedures relating to disclosure of the Trust’s portfolio securities (the “Policy”). The Policy is designed to ensure disclosure of holdings information where necessary to the Trust’s operation or useful to the Trust’s shareholders without compromising the integrity or performance of the Trust. Disclosure of information regarding the portfolio holdings of the Funds occurs only upon the determination, by the Trust’s Chief Compliance Officer (“CCO”), that such disclosure is in the best interests of the Funds’ shareholders and that it does not present a conflict of interest between the shareholders and the Adviser, principal underwriter, or any affiliated person of the Fund, the Adviser, its principal underwriter, or any subadviser of the Funds.

Pursuant to applicable law, the Trust is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter. The Trust discloses a complete schedule of investments in each Semi-Annual Report and Annual Report to Shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to shareholders, but are also available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. These reports are also available, free of charge, on the Trust’s website at www.investorfunds.us.hsbc.com. The Funds will also disclose on the Adviser’s Web site, within five business days after the end of each month, a complete schedule of portfolio holdings and information regarding the dollar-weighted average portfolio maturity and dollar-weighted average portfolio life of each Fund. In addition, each Fund will file with the SEC on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings information of the Fund. The Funds’ Form N-MFP filings will be available on the SEC’s Web site, on a delayed basis two months after filing with the SEC, and the Adviser’s Web site will contain a link to such filings.

The Trust’s website also provides information about the Funds’ portfolio holdings, sector holdings and other characteristics data twice per month, as of month-end and at mid-month, fifteen (15) days after the end of each period. This information is available until updated as of the following month. The information on the Trust’s website is publicly available to all categories of persons.

The Trust or the Adviser may share non-public holdings information of the Trust sooner than 60 days of the end of the fiscal quarter with the Adviser and other service providers to the Trust (including the Trust’s custodian; the Sub-Administrator; and pricing services such as FT Interactive). In addition, the Trust may share non-public holdings information with mutual fund ranking and rating services, including Standard & Poor’s, Morningstar, Lipper Analytical Services and Bloomberg L.P. These service providers and other entities owe contractual, fiduciary, or other legal duties of confidentiality to the Trust or the Adviser that foster reasonable expectations that holdings information will not be misused. The Trust’s officers may authorize disclosure of the Trust’s holdings portfolio information to service providers where such service provider needs information to fulfill its duties.

The Trust may also disclose information about portfolio holdings to mutual fund evaluation services that agree not to disclose the information to third parties and that enter into a Confidentiality Agreement. Such Confidentiality Agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that such information will be used solely for the purpose of analysis and evaluation of the portfolio. Disclosures may be made to other third parties under a Confidentiality Agreement satisfactory to Fund counsel and the Trust’s CCO. The Confidentiality Agreement prohibits anyone in possession of non-public holdings information from purchasing or selling securities based on such information, or from disclosing such information to other persons, except for those who are actually engaged in, and need to know, such information to perform services for the portfolio.

Currently, the Trusts have arrangements to provide additional disclosure of holdings information to the following evaluation services: Lipper Analytical Services (10 days after the end of each month), Morningstar (between 60-70 days after the end of each quarter), Bloomberg L.P. (60 days after the end of each quarter) and Standard & Poor’s Corporation (between 3-5 days after the end of each week).

No compensation or other consideration is paid to or received by any party in connection with the disclosure of holdings information, including the Trust, the Adviser and its affiliates.

Pursuant to the Policy, the CCO may authorize exceptions and allow disclosures under other circumstances he or she deems appropriate. In addition, a Fund may disclose its holdings, as appropriate, in conformity with the foregoing principles. Compliance with the Policy (including the use of the portfolio holdings information) will be monitored by the CCO or his or her designee on a regular basis, and any violations constituting a “Material Compliance Matter” as defined under Rule 38a-1 of the 1940 Act will be reported by the CCO to the Board.

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INVESTMENT RESTRICTIONS

Each Fund has adopted certain fundamental and non-fundamental investment restrictions. Fundamental investment restrictions may not be changed without approval by holders of a “majority of the outstanding shares” of the Fund, which, as used in this SAI, means the vote of the lesser of (i) 67% or more of the outstanding “voting securities” of the Fund present at a meeting, if the holders of more than 50% of the outstanding “voting securities” of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding “voting securities” of the Fund. The term “voting securities” as used in this paragraph has the same meaning as in the 1940 Act.

Notwithstanding anything contained herein to the contrary, the Funds will seek to comply with the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the 1940 Act, including the prohibition from acquiring an illiquid security if, immediately after the acquisition, a Fund would have more than 5% of its total assets invested in illiquid securities.

PRIME MONEY MARKET FUND

As a matter of fundamental policy, the Trust, on behalf of the Fund, may not:

1. borrow money, except that, as a temporary measure for extraordinary or emergency purposes, the Fund may borrow from banks in an amount not to exceed 1/3 of the value of the net assets of the Fund including the amount borrowed (moreover, the Trust (on behalf of the Fund) may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund) taken in each case at market value;

2. purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities;

3. underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the 1933 Act in selling a portfolio security for the Fund;

4. make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund’s net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4), the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

5. purchase or sell real estate (including limited partnership interests, but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

6. concentrate its investments in any particular industry (except for obligations of the U.S. Government and domestic banks), but, if it is deemed appropriate for the achievement of the Fund’s investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry;

7. issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above;

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8. pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund (taken at market value);

9. sell any security which it does not own, unless, by virtue of its ownership of other securities, it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold; and provided, that, if such right is conditional, the sale is made upon the same conditions;

10. invest for the purpose of exercising control or management;

11. purchase securities issued by any registered investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission and except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Trust (on behalf of the Fund) will not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the Fund (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Fund; and provided, further, that the Fund shall not purchase securities issued by any open-end investment company (for purposes of this Investment Restriction, securities of foreign banks shall be treated as investment company securities, except that debt securities and nonvoting preferred stock of foreign banks are not subject to the 10% limitation described herein);

12. taken together with any investments described in Investment Restriction (15) below, invest more than 10% of the net assets of the Fund in securities that are not readily marketable, including debt securities for which there is no established market and fixed time deposits and repurchase agreements maturing in more than seven days;

13. purchase or retain any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer by the Trust, on behalf of the Fund, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

14. write, purchase or sell any put or call option or any combination thereof;

15. taken together with any investments described in Investment Restriction (12) above, invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund, (taken at market value) would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days);

16. purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund; or

17. make short sales of securities or maintain a short position, unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time.

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For the purposes of interpreting the fundamental policies, securities deemed to be liquid in accordance with the procedures adopted by the Board of Trustees are not included in the limitation set forth in Items 12 and 15.

NEW YORK TAX-FREE MONEY MARKET FUND

As a matter of fundamental policy, the Trust, on behalf of the Fund, may not:

1. borrow money or pledge, mortgage or hypothecate assets of the Fund, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the value of the net assets of the Fund, including the amount borrowed, and may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only to accommodate requests for the redemption of shares of the Fund while effecting an orderly liquidation of portfolio securities); for additional related restrictions, see clause (i) under the caption “State and Federal Restrictions” below;

2. purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities;

3. underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in selling a portfolio security for the Fund;

4. make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund’s net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short-term obligations, or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4) the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

5. purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

6. concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund’s investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry, except that the Trust may invest all or substantially all of the Fund’s assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund;

7. issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above;

8. write, purchase or sell any put or call option or any combination thereof;

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9. invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days); provided, however, that this Investment Restriction shall not apply to (a) any security if the holder thereof is permitted to receive payment upon a specified number of days notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such security or by tendering or “putting” such security to a third party, or (b) the investment by the Trust of all or substantially all of the Fund’s assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund; and

10. make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes).

For the purposes of interpreting the fundamental policies, securities deemed to be liquid in accordance with the procedures adopted by the Board of Trustees are not included in the limitation set forth in Item 9.

For purposes of the investment restrictions described above and the non-fundamental restrictions described below, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable rules of the SEC, be considered a separate security and treated as an issue of such government, other entity or bank.

The Trust on behalf of the New York Tax-Free Money Market Fund does not, as a matter of non-fundamental policy:

1. sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options and futures contracts are not deemed to constitute short sales of securities;

2. invest in securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trust by the SEC.

TAX-FREE MONEY MARKET FUND

As a matter of fundamental policy, the Trust, on behalf of the Fund, may not:

1. borrow money, except that, as a temporary measure for extraordinary or emergency purposes, the Fund may borrow from banks in an amount not to exceed 1/3 of the value of the net assets of the Fund including the amount borrowed (moreover, the Trust (on behalf of the Fund) may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund) taken in each case at market value;

2. underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the 1933 Act in selling a portfolio security for the Fund;

3. make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund’s net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (3), the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

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4. purchase or sell real estate (including limited partnership interests, but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

5. concentrate its investments in any particular industry (except for obligations of the U.S. Government and domestic banks), but, if it is deemed appropriate for the achievement of the Fund’s investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry;

6. issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above;

7. pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund (taken at market value);

8. invest more than 10% of the net assets of the Fund in securities that are not readily marketable, including debt securities for which there is no established market and fixed time deposits and repurchase agreements maturing in more than seven days;

9. write, purchase or sell any put or call option or any combination thereof;

10. purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund.

For the purposes of interpreting the fundamental policies, securities deemed to be liquid in accordance with the procedures adopted by the Board of Trustees are not included in the limitation set forth in Item 8.

U.S. GOVERNMENT MONEY MARKET FUND

As a matter of fundamental policy, the Trust, on behalf of the Fund, may not:

1. borrow money, except that, as a temporary measure for extraordinary or emergency purposes, the Fund may borrow from banks in an amount not to exceed 1/3 of the value of the net assets of the Fund including the amount borrowed (moreover, the Trust (on behalf of the Fund) may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund) taken in each case at market value;

2. purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities;

3. underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the 1933 Act in selling a portfolio security for the Fund;

4. make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund’s net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4), the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

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5. purchase or sell real estate (including limited partnership interests, but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

6. concentrate its investments in any particular industry (except for obligations of the U.S. Government and domestic banks), but, if it is deemed appropriate for the achievement of the Fund’s investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry;

7. issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above;

8. pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund (taken at market value);

9. sell any security which it does not own, unless, by virtue of its ownership of other securities, it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold; and provided, that, if such right is conditional, the sale is made upon the same conditions;

10. invest for the purpose of exercising control or management;

11. purchase securities issued by any registered investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission and except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Trust (on behalf of the Fund) will not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the Fund (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Fund; and provided, further, that the Fund shall not purchase securities issued by any open-end investment company (for purposes of this Investment Restriction), securities of foreign banks shall be treated as investment company securities, except that debt securities and nonvoting preferred stock of foreign banks are not subject to the 10% limitation described herein);

12. taken together with any investments described in Investment Restriction (15) below, invest more than 10% of the net assets of the Fund in securities that are not readily marketable, including debt securities for which there is no established market and fixed time deposits and repurchase agreements maturing in more than seven days;

13. purchase or retain any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer by the Trust, on behalf of the Fund, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

14. write, purchase or sell any put or call option or any combination thereof;

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15. taken together with any investments described in Investment Restriction (12) above, invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund, (taken at market value) would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days);

16. purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund; or

17. make short sales of securities or maintain a short position, unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time.

For the purposes of interpreting the fundamental policies, securities deemed to be liquid in accordance with the procedures adopted by the Board of Trustees are not included in the limitation set forth in Items 12 and 15.

U.S. TREASURY MONEY MARKET FUND

As a matter of fundamental policy, the Trust, on behalf of the Fund, may not:

1. purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities (the deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);

2. underwrite securities of other issuers, to the extent that the purchase of municipal obligations, or other permitted investments, directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund’s investment program may be deemed to be an underwriting;

3. invest an amount equal to 10% or more of the value of its net assets in investments which are illiquid (including repurchase agreements and fixed time deposits not subject to withdrawal penalties having maturities of more than seven calendar days);

4. issue senior securities, borrow money or pledge or mortgage its assets, except the Fund may borrow from banks up to 33 1/3% of the current value of the total assets of the Fund and pledge up to 33 1/3% of its assets to secure such borrowings;

5. make loans or lend its portfolio securities;

6. purchase securities other than direct obligations of the U.S. Treasury or repurchase agreements pertaining thereto (there being no limit on the amount of the assets of the U.S. Treasury Fund which may be invested in the securities of any one issuer of such obligations); and

7. purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities).

For the purposes of interpreting the fundamental policies, securities deemed to be liquid in accordance with the procedures adopted by the Board of Trustees are not included in the limitations set forth in Item 3.

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U.S. TREASURY OBLIGATIONS MONEY MARKET FUND

As a matter of fundamental policy, the Trust, on behalf of the Fund, may not:

1. borrow money, except that, as a temporary measure for extraordinary or emergency purposes, the Fund may borrow from banks in an amount not to exceed 1/3 of the value of the net assets of the Fund including the amount borrowed (moreover, the Trust (on behalf of the Fund) may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund) taken in each case at market value;

2. purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities;

3. underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the 1933 Act in selling a portfolio security for the Fund;

4. make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund’s net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4), the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

5. purchase or sell real estate (including limited partnership interests, but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

6. concentrate its investments in any particular industry (except for obligations of the U.S. Government and domestic banks), but, if it is deemed appropriate for the achievement of the Fund’s investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry

7. issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above;

8. pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund (taken at market value);

9. sell any security which it does not own, unless, by virtue of its ownership of other securities, it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold; and provided, that, if such right is conditional, the sale is made upon the same conditions;

10. taken together with any investments described in Investment Restriction (12) below, invest more than 10% of the net assets of the Fund in securities that are not readily marketable, including debt securities for which there is no established market and fixed time deposits and repurchase agreements maturing in more than seven days;

11. write, purchase or sell any put or call option or any combination thereof;

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12. taken together with any investments described in Investment Restriction (10) above, invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund, (taken at market value) would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days);

13. purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund; or

14. make short sales of securities or maintain a short position, unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time.

For the purposes of interpreting the fundamental policies, securities deemed to be liquid in accordance with the procedures adopted by the Board of Trustees are not included in the limitation set forth in Items 10 and 12.

DIVERSIFICATION MEASURES

Each Fund’s diversification tests are measured at the time of initial purchase and calculated as specified in Rule 2a-7 of the 1940 Act, which may allow a Fund to exceed the limits specified in the Prospectuses for certain securities subject to guarantees or demand features. A Fund will be deemed to satisfy the maturity requirements described in the Prospectuses to the extent that the Fund satisfies Rule 2a-7’s maturity requirements. The definition of issuer for purposes of these investment restrictions is the same as that described under “Investment Objective, Policies and Restrictions” in this SAI for the purpose of diversification under the 1940 Act.

It is the intention of each Fund, unless otherwise indicated, that with respect to the Fund’s policies that are the result of the application of law, the Fund will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws.

PERCENTAGE AND RATING RESTRICTIONS

If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in a Fund’s Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by a Fund or a later change in the rating of a security held by a Fund is not considered a violation of policy. However, the Adviser will consider such change in its determination of whether to continue to hold the security and provided further, that the Adviser will take appropriate steps, which may include the disposition of portfolio securities, as may be necessary to satisfy the applicable requirements of the 1940 Act and/or the rules thereunder with respect to the Fund’s investments in illiquid securities or any borrowings by the Fund.

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees elect the officers of the Trust and appoint service providers to manage the Trust’s day-to-day operations. The Trustees meet regularly to discuss and consider matters concerning the Trust and to oversee the Trust’s activities, including the investment performance of the Funds and the operation of the Trust’s compliance programs, and to evaluate and address risks associated with the Trust’s activities.

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Board Composition And Leadership Structure

The Board is currently composed of six Trustees, one of whom is an “interested person” (as that term is defined by Section 2(a)(19) of the 1940 Act) of the Trust (“Interested Trustee”) by virtue of her employment with the Adviser and five of whom are not an “interested person” (as that term is defined by Section 2(a)(19) of the 1940 Act) of the Trust (“Independent Trustees”). The Chairman of the Board is an Independent Trustee, and, among other duties and responsibilities, serves as a point person for communications between the Trustees and the Trust’s management and service providers. The Board also has established an Audit Committee, a Valuation and Investment Oversight Committee, a Nominating and Corporate Governance Committee and a Contracts and Expense Committee (the “Committees”) to facilitate the Trustees’ oversight of the management of those aspects of the Trust’s operations. Each Committee has a Chair and certain Committees also have a Vice Chair. Each Committee’s responsibilities are discussed in greater detail below.

The Trustees interact directly with the Chairman of the Board, Chairs of the Committees, each other, the Trust’s officers, and senior management of the Adviser and other service providers of the Trust at scheduled meetings and between meetings, as appropriate. The Trustees seek to have an inclusive approach to oversight. For example, each Independent Trustee is a member of each of the Committees. The Independent Trustees regularly meet outside the presence of the Trust’s management and are advised by independent legal counsel.

The Board believes that its structure facilitates the orderly and efficient flow of information to the Trustees from the Adviser and other service providers with respect to services provided to the Trust, potential conflicts of interest that could arise from these relationships and other risks that the Trust may face. The Board further believes that its structure allows all of the Trustees to participate in the full range of the Board’s oversight responsibilities and for the Board and its Committees to make informed decisions on the affairs of the Trust. The Board believes that the orderly and efficient flow of information and the ability to bring each Trustee’s talents to bear in overseeing the Trust’s operations is important, in light of the size and complexity of the HSBC Family of Funds and the risks that the fund complex faces. The Board and its Committees review their structure regularly, to help ensure that it remains appropriate as the business and operations of the Trust, and the environment in which the Trust operates, change.

Board’s Role In Risk Oversight Of The Trust

The Board oversees risk management for the Trust both directly and through its Committees, by working with the Trust’s senior officers (including the Trust’s President, CCO and Treasurer), portfolio management and other personnel of the Adviser, the Trust’s independent registered public accounting firm (the “independent auditors”), legal counsel and personnel from the Trust’s other service providers (collectively, “Trust personnel”) to identify, evaluate and seek means of mitigating risk. In this regard, the Board and its Committees request, receive and act on reports from Trust personnel on risk oversight and management, and the Trustees confer with each other and engage Trust personnel between Board meetings on such matters, as deemed appropriate.

The Board has adopted, on behalf of the Trust, and periodically reviews with the assistance of the Trust’s CCO, policies and procedures designed to address risks associated with the Trust’s activities. In addition, the Adviser and the Trust’s other service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Trust’s activities, and the Board receives and acts on reports from the Adviser and the Trust’s other service providers with respect to the operation of these policies, processes and procedures as required and/or as the Board deems appropriate.

Qualifications Of The Trustees

The names of the Trustees of the Trust, their addresses, ages, positions held with the Trust, principal occupation(s) during the past five years, number of portfolios in the fund complex overseen, and other directorships held by each Trustee are set forth below.

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TRUSTEES

					Other Public Company
					and Investment
		Term of	Principal	Portfolios In	Company
	Position(s)	Office and	Occupation(s)	Fund Complex	Directorships Held By
Name, Address and	Held With	Length of	During Past 5	Overseen By	Trustee During the
Age	Funds	Time Served	Years	Trustee*	Past 5 Years
Non-Interested Trustees
Marcia L. Beck P.O. Box 182845 Columbus, OH 43218-3035 Age: 57	Trustee	Indefinite; 2008 to present	Private Investor (June 1999 – present); Executive Vice President, Prudential Investments (1997 – 1999); President and Trustee, The Goldman Sachs Mutual Funds (1992 – 1996)	23	None
Susan S. Huang P.O. Box 182845 Columbus, OH 43218-3035 Age: 58	Trustee	Indefinite; 2008 to present	Private Investor, ( 2000- present); Senior Vice President, Schroder Investment Management (2001 – 2004) Managing Director, Chase Asset Management (1995-2000)	23	None
Alan S. Parsow P.O. Box 182845 Columbus, OH 43218-3035 Age: 63	Trustee	Indefinite; 1987 to present	General Partner, Elkhorn Partners, L.P. (a private |investment partnership) (1989 – present)	23
Thomas F. Robards P.O. Box 182845 Columbus, OH 43218-3035 Age: 66	Trustee	Indefinite; 2005 to present	Partner, Robards & Co. LLC (investment and advisory services) (2005-present); Chief Financial Officer, American Museum of Natural History (2003- 2004); Chief Financial Officer, Datek Online Holdings (2000-2003); Previously EVP and CFO Republic New York Corporation	23	Overseas Shipholding Group (NYSE listed energy transportation); Ellington Financial LLC (NYSE listed financial services)

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					Other Public Company
					and Investment
		Term of	Principal	Portfolios In	Company
	Position(s)	Office and	Occupation(s)	Fund Complex	Directorships Held By
	Held With	Length of	During Past 5	Overseen By	Trustee During the
Name, Address and Age	Funds	Time Served	Years	Trustee*	Past 5 Years
Michael Seely P.O. Box 182845 Columbus, OH 43218-3035 Age: 67	Chairman and Trustee	Indefinite; 1987 to present	Private Investor (2003-present); General Partner, Global Multi Manager Partners (1999-2003); President of Investor Access Corporation (1981-2003)	23	None
Interested Trustee**
Deborah A. Hazell 452 Fifth Avenue New York, NY 10018 Age: 49	Trustee	Indefinite; 2011 to present	CEO, HSBC Global Asset Management (USA) Inc. (2011-Present); President and CEO, Fischer Francis Trees & Watts (“FFTW”) (investment advisor), February 2008 – June 2011; Client Service, Business Development and Marketing Group, FFTW (October 1999 – February 2008)	23	None
* Includes the Trust, the Advisor Trust and the Portfolio Trust.
** Ms. Hazell is an “interested person” of the Trusts, as defined by the 1940 Act, because of her employment with the Adviser.

OFFICERS

	Position(s) Held	Term of Office and	Principal Occupation(s) During Past
Name, Address and Age	With Funds	Length of Time Served	5 Years
Richard A. Fabietti 452 Fifth Avenue New York, NY 10018 Age: 54	President	One year; 2004 to present	Senior Vice President, Head of Product Management, HSBC Global Asset Management (USA) Inc. (1998 – present)
Stephen Sivillo 452 Fifth Avenue New York, NY 10018 Age: 41	Vice President	One year; 2010 to present	Vice President of Product Administration, HSBC Global Asset Management (USA) Inc. (2010 – present); Chief Compliance Officer, Managers Funds (2009 – 2010); Director, Mutual Fund Compliance, AllianceBernstein (2007-2009)
Ty Edwards* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 46	Treasurer	One year; 2010 to present	Senior Vice President, Citi Fund Services (2010–present); Director, Product Management, Columbia Management (2007-2009); Deputy Treasurer, Columbia Funds, (2006-2007);
Jennifer A. English* 100 Summer Street Suite 1500 Boston, MA 02110 Age: 40	Secretary	One year; 2008 to present	Senior Vice President, Regulatory Administration, Citi (2005 – present)
Danio Mastropieri 100 Summer Street Suite 1500 Boston, MA 02110 Age: 40	Assistant Secretary	One year; December 2012 to present	Vice President, Regulatory Administration, Citi (May 2007 – present)
Frederick J. Schmidt* 1 Rexcorp Plaza Uniondale, NY 11556 Age: 53	Chief Compliance Officer	One year; 2004 to present	Director and Chief Compliance Officer, CCO Services, Citi (2004 – present)
* Mr. Edwards, Ms. English, Mr. Mastropieri and Mr. Schmidt are also officers of certain other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

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The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of the Board’s effectiveness. The Board determined that each of the Trustees is qualified to serve as a Trustee of the Trust based on a review of the experience, qualifications, attributes and skills of each Trustee. In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided and exercise effective business judgment in protecting shareholder interests; and willingness and ability to commit the time necessary to perform the duties of a Trustee. Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her experience in some of the following fields: management, consulting, or board experience in the investment management industry; academic positions in relevant fields; management, consulting, or board experience with public companies in other fields, non-profit entities or other organizations; educational background and professional training; and experience as a Trustee of the Trust. Information indicating the specific experience, skills, attributes and qualifications of each Trustee, which led to the Board’s determination that the Trustee should serve in this capacity, is provided below.

The Board’s Chairman, Mr. Seely, was previously a general partner of a private investment company, as well as the president of a shareholder value enhancement firm, which combined investor relations, finance and strategy. He is a graduate of Dartmouth College and NYU's graduate business school. Mses. Beck and Huang each have experience managing risk as well as portfolios of money market and fixed income instruments, respectively. Ms. Beck has also served as president and trustee of an unaffiliated mutual fund complex. She has a BA from Tufts University and an MBA from Columbia University. Ms. Huang has a BA from Princeton University and an MBA from Columbia University. Mr. Robards, who is the Trust’s audit committee financial expert, has governance and operating experience in banking, brokerage and specialty finance companies and serves as a director of several public companies. Mr. Robards has a BA from Brown University and an MBA from Harvard University. Mr. Parsow, a graduate of the University of Nebraska, is a general partner of a private investment partnership and has served as an Independent Trustee since 1987. Ms. Hazell is the Chief Executive Officer of the Adviser and holds a BA in economics from New York University.

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COMMITTEES

Audit Committee

The Audit Committee is comprised of Marcia L. Beck, Susan S. Huang, Alan S. Parsow, Thomas F. Robards, and Michael Seely, who are all Independent Trustees. The Audit Committee is currently chaired by Mr. Robards. The primary purpose of the Audit Committee is to oversee the accounting and financial reporting policies, practices and internal controls of the Trust. The Audit Committee (i) recommends to the Board of Trustees the selection, retention, compensation and termination of an independent public accounting firm; (ii) annually reviews the scope of the proposed audit, the audit procedures to be utilized and the proposed audit fees; (iii) reviews the results of the annual audit with the independent auditors; (iv) reviews the annual financial statements of the Funds with management and the independent auditors; and (v) reviews the adequacy and effectiveness of internal controls and procedures with management and the independent auditors. The Audit Committee met 4 times during the most recent fiscal year.

Valuation and Investment Oversight Committee

The Valuation and Investment Oversight Committee is comprised of all of the Trustees of the Trust. The Committee is currently chaired by Ms. Huang. The primary purposes of the Valuation and Investment Oversight Committee are to oversee: (i) Fund management, investment risk management, performance and brokerage practices relating to the Funds; (ii) the implementation and operation of the Trust’s Valuation Procedures and the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act with respect to the Funds; and (iii) the selection process for investment sub-advisers to series of the Trust. The Valuation and Investment Oversight Committee met 4 times during the most recent fiscal year.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is comprised of all of the Independent Trustees of the Trust. The Committee is currently chaired by Mr. Parsow. This Committee (i) makes nominations for trustee membership on the Board; (ii) evaluates on a periodic basis the operations and effectiveness of the Board as a whole; (iii) periodically reviews the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (iv) periodically reviews Board governance procedures and shall recommend any appropriate changes to the full Board; and (v) periodically reviews Trustee compensation and shall recommend any appropriate changes to the Board as a group. The Nominating and Corporate Governance Committee also considers nominees recommended by shareholders. Such recommendations should be forwarded to the President of the Trust. The Nominating and Corporate Governance Committee met 5 times during the most recent fiscal year.

Contracts and Expense Committee

The Contracts and Expense Committee is comprised of all of the Independent Trustees of the Trust. The Contracts and Expense Committee is currently chaired by Ms. Beck. The primary purpose of the Contracts and Expense Committee is to help ensure that the interests of the Funds and their shareholders are appropriately served by: (i) agreements and plans to which the Trust is a party or direct beneficiary; and (ii) expenses payable by the Trust and its series. The Contracts and Expense Committee met 5 times during the most recent fiscal year.

FUND OWNERSHIP

Listed below for each Trustee is a dollar range of securities beneficially owned in the Funds together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee in the HSBC Family of Funds, including those in the Trusts, as of December 31, 2012.

Aggregate Dollar Range of
Equity Securities in All
	Dollar Range of		Registered Investment
	Equity Securities	Dollar Range of	Companies Overseen By
	in the Advisor	Equity Securities in	Trustee in HSBC Family of
Name of Trustee	Trust	the Trust	Funds
Non-Interested Trustees
Marcia L. Beck	None	None	None
Susan S. Huang	None	None	None
Alan S. Parsow	None	None	None
Thomas Robards	None	None	None
Michael Seely	None	None	None
Interested Trustee
Deborah A. Hazell	None	None	None

As of February 4, 2013, the Trustees and officers of the Trusts as a group beneficially owned less than 1% of the outstanding shares of the Funds.

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TRUSTEE AND OFFICER COMPENSATION

Effective January 1, 2013, the Trusts pay each Independent Trustee an annual retainer of $100,000. The Trusts pay a fee of $10,000 for each regular meeting of the Board of Trustees attended and a fee of $3,000 for each special meeting attended. The Trusts pay each Committee Chair an annual retainer of $3,000, with the exception of the Chair of the Audit Committee, who receives a retainer of $6,000. The Trusts also pay Mr. Seely, as Chairman of the Board, an additional annual retainer of $24,000. In addition, for time expended on Board duties outside normal meetings, a Trustee is compensated at the rate of $500 per hour, up to a maximum of $3,000 per day. For the fiscal year ended October 31, 2012, the following compensation was paid to the Trustees:

Compensation From the Funds	Non-Interested Trustees (1)
	Marcia L.	Susan S.	Alan S.	Thomas F.
	Beck	Huang	Parsow	Robards	Michael Seely
Prime Money Market Fund	$65,199.29	$55,640.36	$62,307.06	$65,448.85	$74,039.34
New York Tax–Free Money Market Fund	$4,211.83	$3,574.08	$4,030.91	$4,220.07	$4,772.26
Tax-Free Money Market Fund	$1,382.01	$1,146.08	$1,321.16	$1,381.51	$1,565.79
U.S. Government Money Market Fund	$53,734	$43,899.65	$51,378.85	$54,270.74	$61,118.83
U.S. Treasury Money Market Fund	$25,550.70	$21,121.79	$24,457.07	$25,697.56	$29,008.87
Pension Or Retirement Benefits Accrued As Part Of The Funds’ Expenses (2)	n/a	n/a	n/a	n/a	n/a
Estimated Annual Benefits Upon Retirement	n/a	n/a	n/a	n/a	n/a
Total Compensation From Funds And Fund Complex(3) Paid To Trustees	$154,250	$129,500	$147,500	$155,250	$175,250
(1) Ms. Hazell, an Interested Trustee, is not compensated from the Trusts for her service as an Interested Trustee.
(2) The Trusts do not accrue pension or retirement benefits as part of Fund expenses, and Trustees of the Trusts are not entitled to retirement benefits upon retirement from the Board of Trustees.
(3) For these purposes, the Fund Complex consisted of 23 Funds of the Trust, the Advisor Trust, and the Portfolio Trust as of October 31, 2012.

None of the officers receive compensation directly from the Funds. Under a Compliance Services Agreement between the Trust and Citi (“Compliance Agreement”), Citi makes a Citi employee available to serve as the Trust’s CCO. Under the Compliance Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Fund Compliance Program. This includes providing support services to the CCO, developing standards for reports to the Board by Citi and other service providers, and assisting in preparing or providing documentation for the Board to make findings and conduct reviews pertaining to the Fund Compliance Program and related policies and procedures of Fund service providers. The Compliance Agreement also covers arrangements under which Citi employees serve the Trust in certain other officer capacities, which may include the Chief Financial Officer. For the services provided under the Compliance Agreement, the Trusts currently pay Citi $281,280 per annum, plus certain out of pocket expenses. Citi pays the salary and other compensation earned by any such individuals as employees of Citi.

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INVESTMENT ADVISER

HSBC Global Asset Management (USA) Inc. is the investment adviser to the Funds pursuant to an investment advisory contract (the “Advisory Contract”) with the Trust. For investment advisory services, the Adviser is entitled to a fee from each Fund, which is accrued daily and paid monthly, and which is based on the Fund’s daily net assets, at an annual rate of 0.10%.

For the fiscal years ended October 31, 2012, 2011 and 2010, the aggregate amount of advisory fees paid by each Fund was:

Fund	2012	2011	2010
Prime Money Market Fund	$7,982,051^	$9,967,760^	$9,998,487^
New York Tax-Free Money Market Fund	$536,529^	$834,312^	$611,985^
Tax-Free Money Market Fund	$240,226^	$248,290^	$143,787^
U.S. Government Money Market Fund	$7,942,521^	$9,959,003^	$11,394,800^
U.S. Treasury Money Market Fund	$4,002,448^	$4,923,167^	$4,352,018^
^ Expense does not include deductions for waivers.

The Adviser or its affiliates may, out of their own resources, assist in marketing the Funds’ shares. Without limiting the foregoing, the Adviser may, out of its own resources and without cost to a Fund, make both cash and non-cash payments to selected financial intermediaries for shareholder, recordkeeping, processing, accounting and/or other administrative services in connection with the sale or servicing of shares and shareholders of a Fund. Historically, these payments have generally been structured as a percentage of net assets attributable to the financial intermediary, but may also be structured as a percentage of gross sales, a fixed dollar amount, or a combination of the above. These payments are made by the Adviser in addition to any 12b-1 fees, shareholder services fees, and/or sales charges, or portion thereof, that are borne by shareholders and paid to such financial intermediaries. The making of these payments could create a conflict of interest for the financial intermediary receiving such payments.

The Advisory Contract for each Fund will continue in effect through December 31, 2013 with respect to each Fund, and continue thereafter provided such continuance is approved at least annually by (i) the holders of a majority of the outstanding voting securities of the Funds or by the Trust’s Board of Trustees, and (ii) a majority of the Trustees of the Trust who are not parties to the Advisory Contract or “interested persons” (as defined in the 1940 Act) of any such party. Notwithstanding the foregoing, the Advisory Contract may be terminated with respect to a Fund without penalty by either party on 60 days’ written notice and will terminate automatically in the event of its assignment within the meaning of the 1940 Act.

The Adviser, located at 452 Fifth Avenue, New York, New York 10018, is a wholly-owned subsidiary of HSBC Bank, which is a wholly-owned subsidiary of HSBC USA Inc., a registered bank holding company. No securities or instruments issued by HSBC USA Inc. or HSBC Bank USA, N.A. will be purchased for a Fund.

The Advisory Contract for the Funds provides that the Adviser will manage the portfolio of each Fund and will furnish to each of the Funds investment guidance and policy direction in connection therewith. The Adviser has agreed to provide the Trust with, among other things, information relating to composition, credit conditions and average maturity of the portfolio of each Fund. Pursuant to the Advisory Contract, the Adviser also furnishes to the Trust’s Board of Trustees periodic reports on the investment performance of each Fund.

The Adviser and the Trust have also entered into an Operational Support Services Agreement, under which the Adviser provides certain support services in connection with the operation of certain Classes of shares of the Funds. For its services, the Adviser is entitled to a fee from each Fund, computed daily and paid monthly, equal on an annual basis to 0.10% of the Fund’s average daily net assets, with the exception of assets attributable to Class E and Class I Shares.

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If the Adviser were prohibited from performing any of its services for the Trust under the Advisory Contract or the Support Services Agreement, it is expected that the Board of Trustees would recommend to the Funds’ shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board.

The investment advisory services of the Adviser to the Funds are not exclusive under the terms of the Advisory Contract. The Adviser is free to and does render investment advisory services to others.

The Trust and the Adviser have received an exemptive order from the SEC that allows the Adviser to enter into new investment sub-advisory contracts and to make material changes to existing sub-advisory contracts with the approval of the Board of Trustees, but without shareholder approval. This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of Independent Trustees) of the Trust must approve any new or amended agreements with subadvisers. In accordance with the exemptive order received from the SEC, an information statement providing details about the appointment of the new subadvisers will be mailed to shareholders within 90 days of the change in subadvisers. Shareholders will also receive an information statement describing material changes to a sub-advisory contract between the Adviser and a subadviser within 90 days of the material change. The Adviser remains responsible for the performance of each fund of the Trust, oversees subadvisers to ensure compliance with each fund’s investment policies and guidelines, and monitors each subadviser’s adherence to its investment style and performance results in order to recommend any changes in a subadviser to the Trust’s Board of Trustees. None of the Funds covered by this SAI currently uses a subadviser.

DISTRIBUTION PLANS-CLASS A, CLASS B, CLASS C, AND CLASS D SHARES ONLY

The Trust has adopted Distribution Plans (the “Distribution Plans”) with respect to the Class A Shares (the “Class A Plan”), the Class B Shares (the “Class B Plan”), the Class C Shares (the “Class C Plan”), and the Class D Shares (the “Class D Plan”) of the Funds. The Distribution Plans provide that they may not be amended to increase materially the costs which the Class A Shares, Class B Shares, Class C Shares and Class D Shares may bear pursuant to the Class A Plan, Class B Plan, Class C Plan or Class D Plan without approval by shareholders of the Class A Shares, Class B Shares, Class C Shares or Class D Shares, respectively, and that any material amendments of the Distribution Plans must be approved by the Board of Trustees, and by the Independent Trustees of the Trust that have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreement (“Qualified Trustees”), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Qualified Trustees has been committed to the discretion of the Independent Trustees. The Distribution Plans have been approved, and are subject to annual approval, by the Board of Trustees and by the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plans. The Board approved the Distribution Plans to stimulate sales of shares of the Funds in the face of competition from a variety of other investment companies and financial products. In approving the Distribution Plans, the Board considered the potential advantages to shareholders of the Funds of continued growth of the asset bases of the Funds (including greater liquidity, more investment flexibility and possible achievement of greater economies of scale.) In adopting the Class A Plan, Class B Plan, Class C Plan and Class D Plan, the Trustees considered alternative methods to distribute the Class A Shares, Class B Shares, Class C Shares and Class D Shares and to reduce each class’ expense ratio. The Trustees concluded that there was a reasonable likelihood that each Distribution Plan will benefit the respective class and that class’ shareholders. The Distribution Plans are terminable with respect to the Class A Shares, Class B Shares, Class C Shares or Class D Shares at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of that class.

For the fiscal years ended October 31, 2012, 2011 and 2010, the aggregate amount of distribution fees paid by each Fund was:

Fund	2012	2011	2010
Prime Money Market Fund^	$526	$2,037	$1,595,670
New-York Tax-Free Money Market Fund^	$0	$0	$84
Tax-Free Money Market Fund	$0	$0	$0
U.S. Government Money Market Fund^	$630	$559	$4,385
U.S. Treasury Money Market Fund^	$161	$325	$46,928
^ Expense does not include deductions for waivers.

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THE DISTRIBUTOR

Foreside Distribution Services, L.P., a member of FINRA, whose address Three Canal Plaza, Suite 100, Portland, ME 04101 serves as distributor to the Funds under a Distribution Agreement with the Trust. Under the terms of the Distribution Agreement, Foreside acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor is not affiliated with the Adviser, Citi, or any of their affiliates. The Distributor is compensated for its services through the Distribution Agreement. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through whom they purchase shares. Investors purchasing shares of the Funds through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although costumers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from the Funds for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 Plan is effective. The Adviser pays the Distributor a fee for certain distribution-related services.

Foreside has entered into a Distribution Services Agreement with the Adviser in connection with Foreside’s services as distributor of the Funds pursuant to which the Adviser undertakes to pay Foreside amounts owed to Foreside under the terms of the Distribution Agreement to the extent that the Funds are not otherwise authorized to make such payments. The payments made by the Adviser to the Distributor do not represent an additional expense to the Funds or its shareholders.

Pursuant to the Distribution Plans adopted by the Trust, the Distributor is reimbursed by the Funds monthly for costs and expenses incurred by the Distributor in connection with the distribution of Class A Shares, Class B Shares, Class C Shares and Class D Shares of the Funds and for the provision of certain shareholder services with respect to these Shares. Payments to the Distributor are for various types of activities, including: (1) payments to broker-dealers which advise shareholders regarding the purchase, sale or retention of Class A Shares, Class B Shares, Class C Shares and Class D Shares of the Funds and which provide shareholders with personal services and account maintenance services (“service fees”), (2) payments to employees of the Distributor, and (3) printing and advertising expenses. Pursuant to the Class A and Class D Plans, the amount of the Distributor’s reimbursement from a Fund may not exceed, on an annual basis, 0.25% of the average daily net assets of the Fund represented by Class A Shares and Class D Shares, respectively, outstanding during the period for which payment is being made. Pursuant to the Class B Plan and Class C Plan, respectively, such payments by the Distributor to broker-dealers may be in amounts on an annual basis of up to 0.75% of a Fund’s average daily net assets as presented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. The aggregate fees paid to the Distributor pursuant to the Distribution Plans, and to shareholder servicing agents (“Shareholder Servicing Agents”) pursuant to the Shareholder Services Plan, will not exceed, on an annual basis, 0.60%, 1.00%, 1.00%, 0.25% and 0.10%, of a Fund’s average daily net assets represented by Class A Shares, Class B Shares, Class C Shares, Class D Shares and Class E Shares, respectively, outstanding during the period for which payment is being made. Salary expenses of Foreside personnel who are responsible for marketing shares of the various series of the Trust may be allocated to such series on the basis of average net assets; travel expenses are allocated to, or divided among, the particular series for which they are incurred. The distribution fees collected from the Funds by Foreside are used to pay commissions for the sale of Fund shares.

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The Funds are not liable for distribution and shareholder servicing expenditures made by the Distributor in any given year in excess of the maximum amount payable under the Distribution Plans in that year.

ADMINISTRATOR AND SUB-ADMINISTRATOR

Pursuant to an Administration Agreement dated as of July 1, 2005, as amended on June 4, 2007 and January 1, 2009, the Adviser serves as the Trust’s administrator (the “Administrator”), and in that role oversees and coordinates the activities of other service providers, and monitors certain aspects of the Trust’s operations. Pursuant to a Sub-Administration Agreement dated January 1, 2009 (the “Master Services Agreement”), the Administrator has retained Citi, whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, as sub-administrator (the “Sub-Administrator”). Citi served as the administrator (rather than sub-administrator), through June 30, 2006. Management and administrative services of the Administrator and Sub-Administrator include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, regulatory and dividend disbursing services.

Pursuant to the Master Services Agreement, Citi provides the Funds with various services, which include sub-administration of the Trust and the Funds. Citi’s services also include certain regulatory and compliance services, as well as fund accounting and transfer agency services. The Administrator and Citi provide certain persons satisfactory to the Board of Trustees to serve as officers of the Trust. Such officers, as well as certain other employees of the Trust, may be directors, officers or employees of the Administrator, Citi or their affiliates. Citi may waive a portion of its fee.

The Administration Agreement was renewed for the one (1) year period ending December 31, 2013, and may be terminated upon not more than 60 days’ written notice by either party. The Administration Agreement provides that the Administrator shall not be liable to the Trust except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement. The Master Services Agreement and Sub-Administration Agreement provide that Citi shall not be liable to the Trust except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the respective agreements.

The administration fee primarily consists of an asset-based fee accrued daily and paid monthly at an annual rate of:

$0-$10 billion	0.0550%
$10 billion - $20 billion	0.0350%
$20 billion - $50 billion	0.0275%
In excess of $50 billion	0.0250%

The sub-administration fee primarily consists of an asset-based fee payable to Citi on the first business day of each month, or at such times as Citi shall request, at an annual rate of:

Up to $10 billion	0.0350%
$10 billion - $20 billion	0.0150%
$20 billion - $50 billion	0.0075%
In excess of $50 billion	0.0050%

The fee rate and breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Family of Funds. The total administration fee to be paid to the Administrator and Citi is allocated to each of the funds in the fund complex based upon its proportionate share of the aggregate net assets of the fund complex, and then allocated to each class of shares on a class basis.

For the fiscal years ended October 31, 2012, 2011 and 2010, the aggregate amount of administration fees paid by each Fund was:

Fund	2012	2011	2010
Prime Money Market Fund	$2,898,698	$3,415,483^	$4,038,377
New-York Tax-Free Money Market Fund	$178,908^	$258,244^	$245,633
Tax-Free Money Market Fund	$58,803^	$57,644^	$57,907
U.S. Government Money Market Fund	$2,430,768^	$2,912,860^	$4,603,422^
U.S. Treasury Money Market Fund	$1,135,188^	$1,417,266^	$1,744,791^
^ Expense does not include deductions for waivers.

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TRANSFER AGENT

Under the Master Services Agreement with Citi, Citi acts as transfer agent (“Transfer Agent”) for the Trust. The Transfer Agent maintains an account for each shareholder of record, performs other transfer agency functions and acts as dividend disbursing agent for the Trust. The principal business address of Citi is 3435 Stelzer Road, Columbus, OH 43219.

CUSTODIAN

Pursuant to a Custodian Agreement, Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, acts as the custodian of each Fund’s assets (the “Custodian”). The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on each Fund’s investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts in order to calculate the daily NAV of shares of each Fund. Securities held for each Fund may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company. The Custodian does not determine the investment policies of the Funds or decide which securities will be purchased or sold for a Fund. For its services, the Custodian receives such compensation as may from time to time be agreed upon by it and the Trust.

FUND ACCOUNTING AGENT

Pursuant to the Master Services Agreement, Citi also serves as fund accounting agent to each Fund. For the fiscal year ended October 31, 2012, the aggregate amount of fund accounting fees paid by each Fund was:

Fund	2012
Prime Money Market Fund^	$78,175
New-York Tax-Free Money Market Fund^	$82,475
Tax-Free Money Market Fund^	$76,093
U.S. Government Money Market Fund^	$68,207
U.S. Treasury Money Market Fund^	$66,323
^ Expense does not include deductions for waivers.

SHAREHOLDER SERVICES PLAN

The Trust has adopted a Shareholder Services Plan with respect to the Class A Shares, Class B Shares, Class C Shares, Class D Shares and Class E Shares which provides that the Trust may obtain the services of certain financial institutions and securities brokers, as Shareholder Servicing Agents that shall, as agents for their customers who purchase the Fund's Class A Shares, Class B Shares, Class C Shares, Class D and Class E Shares, perform certain shareholder account, administrative and service functions for such customers, and may enter into agreements providing for the payment of fees for such services. The Shareholder Services Plan continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreement related to such Plan (“Qualified Trustees”). The Shareholder Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or with respect to a particular Class of Shares by a majority vote of the outstanding voting securities of that class. The Shareholder Services Plan may not be amended to increase materially the amount of permitted expenses thereunder with respect to the Class A Shares, Class B Shares, Class C Shares, Class D Shares or Class E Shares without the approval of a majority of shareholders of the particular class, and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

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The Trust has entered into a shareholder servicing agreement (a “Servicing Agreement”) with certain Shareholder Servicing Agents, including HSBC, pursuant to which the Shareholder Servicing Agent, as agent for its customers, among other things: answers customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of Class A Shares, Class B Shares, Class C Shares, Class D Shares and Class E Shares of the Funds may be effected and certain other matters pertaining to the Funds; assists shareholders in designating and changing dividend options, account designations and addresses; provides necessary personnel and facilities to establish and maintain shareholder accounts and records; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Shares; verifies and guarantees shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishes (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmits, on behalf of the Trust, proxy statements, annual reports, updated prospectuses and other communications from the Trust to the Funds’ shareholders; receives, tabulates and transmits to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Funds or the Trust; and provides such other related services as the Trust or a shareholder may request. With respect to Class A Shares, Class B Shares, Class C Shares, Class D Shares and Class E Shares, each Shareholder Servicing Agent receives a fee from the Funds for these services, which may be paid periodically, determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in accounts serviced by such Shareholder Servicing Agent during such period, and the expenses incurred by such Shareholder Servicing Agent.

The Trust understands that some Shareholder Servicing Agents also may impose certain conditions on their customers, subject to the terms of the Prospectuses, in addition to or different from those imposed by the Trust, such as requiring a different minimum initial or subsequent investment, account fees (a fixed amount per transaction processed), compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered), or account maintenance fees (a periodic charge based on a percentage of the assets in the account or of the dividends paid on those assets). Each Servicing Agent has agreed to transmit to its customers who are holders of Shares appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to the imposition of any transaction fees. Conversely, the Trust understands that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts.

For the fiscal year ended October 31, 2012, 2011 and 2010, the Funds paid the following shareholder servicing expenses:

Fund	2012	2011	2010
Prime Money Market Fund^	$3,653,677	$4,440,625	$6,319,881
New York Tax-Free Money Market Fund^	$588,917	$1,097,842	$1,163,897
Tax-Free Money Market Fund^	$230,212	$216,664	$209,818
U.S. Government Money Market Fund^	$1,626,815	$2,022,545	$4,019,187
U.S. Treasury Money Market Fund^	$1,414,978	$2,015,577	$3,243,241
^ Expense does not include deductions for waivers.

FEDERAL BANKING LAW

The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, HSBC’s and the Adviser’s activities remain subject to, and may be limited by, applicable federal banking law and regulations. HSBC and the Adviser believe that they possess the legal authority to perform the services for the Funds contemplated by the Prospectuses, this SAI, and the Advisory Contract without violation of applicable statutes and regulations. If future changes in these laws and regulations were to limit the ability of HSBC and the Adviser to perform these services, the Board of Trustees would review the Trust’s relationship with HSBC and the Adviser and consider taking all action necessary in the circumstances, which could include recommending to shareholders the selection of another qualified adviser or, if that course of action appeared impractical, that the Funds be liquidated.

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EXPENSES

Except for the expenses paid by the Adviser and the Distributor, the Funds bear all costs of their operations. Expenses attributable to a class (“Class Expenses”) shall be allocated to that class only. Class Expenses with respect to the Class A Shares, Class B Shares, Class C Shares, Class D Shares and Class E Shares must include payments made pursuant to their respective Distribution Plan and the Shareholder Services Plan. In the event a particular expense is not reasonably allocable by class or to a particular class, it shall be treated as a Fund expense or a Trust expense. Trust expenses directly related to a Fund are charged to the Fund; other expenses are allocated proportionally among all the portfolios of the Trust in relation to the NAV of the Funds.

PROXY VOTING

The Trust has adopted Proxy Voting Policies that delegate the responsibility of voting proxies to the Adviser. The Proxy Voting Policies of the Trust and the Adviser are attached as Appendices C and D.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ending June 30, 2013 is available (i) without charge, upon request, by calling 1-800-782-8183; and (ii) on the SEC’s website at http://www.sec.gov.

DETERMINATION OF NET ASSET VALUE

The net asset value per share (NAV) of each of the Funds is determined every hour starting at 10:00 a.m. Eastern Time on each day on which U.S. bond markets are open for trading (a “Money Market Business Day’’). The final NAV is determined at 5:00 p.m. Eastern Time for the Prime Money Market Fund, at 4:00 p.m. Eastern Time for the Government Money Market Fund, at 3:00 p.m. Eastern Time for the U.S. Treasury Obligations Money Market Fund, at 2:00 p.m. Eastern Time for the U.S. Treasury Money Market Fund, and at 12:00 noon Eastern Time for the Tax-Free Money Market Fund and the New York Tax-Free Money Market Fund. The Funds reserve the right to amend the times at which they determine NAV, or to determine NAV more or less frequently. An order for shares of any Fund received in good order on a Money Market Business Day prior to the last determination of the NAV for that Fund will receive the dividend declared for the Fund on that Money Market Business Day. An order for shares of a Fund received in good order on a Money Market Business Day after the last NAV determination for that Fund will be effected at the first NAV determined on the next Money Market Business Day, and will start earning dividends on that Money Market Business Day.

In the event the Board deems it necessary to establish NAVs for one or more Funds by utilizing available market quotations instead of the amortized cost method, the Board may discontinue the hourly calculation of NAVs for one or more Funds, in favor of a once-daily NAV calculation. In such circumstances, the NAV for the Funds would be determined daily at 5:00 p.m. Eastern Time for the Prime Money Market Fund, at 4:00 p.m. Eastern Time for the Government Money Market Fund, at 3:00 p.m. Eastern Time for the U.S. Treasury Obligations Money Market Fund, at 2:00 p.m. Eastern Time for the U.S. Treasury Money Market Fund, and at 12:00 noon Eastern Time for the Tax-Free Money Market Fund and the New York Tax-Free Money Market Fund, until such time as the Board determines to reinstate the hourly NAV calculations. It is anticipated that the NAV of each class of shares will remain constant at $1.00, although no assurance can be given that the net asset value will remain constant on a continuing basis.

The Trust uses the amortized cost method to determine the value of each Fund’s portfolio securities pursuant to Rule 2a-7 under the 1940 Act, with the exception of certain events where fair value pricing guidance is given and may be more appropriate. The amortized cost method involves valuing an obligation at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of a Fund’s portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

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Rule 2a-7 provides that, in order to value its portfolio using the amortized cost method, a Fund must maintain a dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted average portfolio life of 120 days or less (as calculated in accordance with Rule 2a-7) and only purchase securities having remaining maturities of (or deemed maturities of) 397 days or less, which are determined by the Trust’s Board of Trustees to be of high quality with minimal credit risks. Pursuant to Rule 2a-7, the Board has established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Fund, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of a Fund’s portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the NAV of the Fund calculated by using available market quotations deviates from the $1.00 per share valuation based on amortized cost. The extent of any deviation is examined by the Board of Trustees. If such deviation exceeds $0.025, the Board promptly considers what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, which may include suspending redemptions in order to liquidate a Fund in an orderly manner, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a NAV per share by using available market quotations.

Subject to the Trust’s compliance with applicable regulations, the Trust on behalf of each Fund has reserved the right to pay the redemption or repurchase price of shares, either totally or partially, by a distribution in kind of portfolio securities (instead of cash), as applicable. The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

PURCHASE OF SHARES

An investor may purchase shares through the Funds directly or by authorizing his Shareholder Servicing Agent to purchase such shares on his behalf through the Distributor.

Class A Shares and Class Y Shares of the Funds are continuously offered for sale by the Distributor at NAV (normally $1.00 per share) with no front-end sales charge to the public, and to customers of securities brokers that have entered into a dealer agreement with the Distributor (“Securities Brokers”) or a financial institution, including a federal or state-chartered bank, trust company or savings and loan association, that has entered into a Shareholder Servicing Agreement with the Trust or the Distributor (together with Securities Brokers, “Servicing Agents”). Class Y Shares are subject to certain minimum investment requirements, as are Class E and Class I Shares. Class E shares are offered primarily for investments through portal providers, intermediaries (anyone facilitating the purchase of the Funds by their clients), and institutional direct clients, if they meet the minimum investment. Class I Shares are offered primarily for direct investment by institutional investors. In addition, investment companies advised by the Adviser are eligible to invest in Class I Shares. Class D shares are similar to Class A shares, except that Class D shares are offered to clients of the Adviser and its affiliates and are subject to lower operating expenses.

Class B Shares and Class C Shares of the Funds are not offered for sale but are only offered as an exchange option for Class B shareholders and Class C shareholders of the Trust’s other investment portfolios who wish to exchange some or all of those Class B shares or Class C shares for Class B Shares or Class C Shares of the Funds. Although Class B Shares and Class C Shares of the Funds are not subject to a sales charge when a shareholder exchanges Class B shares or Class C shares of another Trust portfolio for Class B Shares or Class C Shares of the Fund, they may be subject to a contingent deferred sales charge when they are redeemed. See “Contingent Deferred Sales Charge (“CDSC”) -- Class B Shares and Class C Shares” below. Class C Shares are also available to customers or HSBC sweep programs.

An order to purchase shares of the Funds that is received in good order prior to the close of business on a Money Market Business Day is effected on that day at the next determined NAV per share. Shares purchased earn dividends from and including the day the purchase is effected. The Trust intends the Funds to be as fully invested at all times as is reasonably practicable in order to enhance the yield on its assets. Each Shareholder Servicing Agent or Securities Broker is responsible for and required to promptly forward orders for Shares to the Distributor.

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While there is no sales load on purchases of shares, the Distributor may receive fees from the Funds. See “Management of the Trust” and “The Distributor” above. Other funds which have investment objectives similar to those of the Funds but which do not pay some or all of such fees from their assets may offer a higher yield.

All purchase payments are invested in full and fractional Shares. The Trust reserves the right to cease offering shares for sale at any time or to reject any order for the purchase of Shares.

EXCHANGE PRIVILEGE

By contacting the Transfer Agent or his Shareholder Servicing Agent or his Securities Broker, a shareholder of the Funds may exchange some or all of his Shares for shares of a corresponding class of the HSBC Funds. By contacting the Transfer Agent or his Shareholder Servicing Agent or his Securities Broker, a shareholder of an HSBC Fund may exchange some or all of his Shares at NAV without a sales charge for Shares of the same class offered with the same or lower sales charge by any of the other HSBC Funds. Exchanges for Shares with a higher sales charge may be made upon payment of the sales charge differential. For purposes of the discussions below, references to the HSBC Funds include the World Selection Funds.

An investor will receive Class A Shares of the Money Market Funds in exchange for Class A shares of the HSBC Funds, unless the investor is eligible to receive Class D Shares of the Money Market Funds, in which case the investor may receive Class D Shares of a Money Market Fund in exchange for such Class A shares. Class D Shares may be exchanged for Class D Shares of other Money Market Funds. Class B Shares and Class C Shares may be exchanged for shares of the same class of one or more of the Money Market Funds or other HSBC Funds at NAV, and Class E Shares, Class I Shares and Class Y Shares may be exchanged for a corresponding class of the Money Market Funds or exchanged for Class I shares of the non-money market HSBC Funds at NAV without a front-end sales charge provided that the amount to be exchanged meets the applicable minimum investment requirements. In each case, the exchange is conditioned upon being made in states where it is legally authorized. Holders of the Funds’ Class B Shares may not exchange their Shares for shares of any other class. Exchanges of Class A Shares for Class A Shares of one or more HSBC Funds may be made upon payment of the applicable sales charge, unless previously paid or otherwise exempt. Shareholders of Class A Shares and Class D Shares of the Funds who are shareholders as of December 31, 1997 will be grandfathered with respect to the HSBC Funds and will be exempt from having to pay a sales charge on any new purchases of Class A Shares or Class D Shares of the Funds. An exchange of Class B Shares or Class C Shares will not affect the holding period of the Class B Shares or Class C Shares for purposes of determining the CDSC, if any, upon redemption. An exchange may result in a change in the number of Shares held, but not in the value of such Shares immediately after the exchange. Each exchange involves the redemption of the Shares to be exchanged and the purchase of the shares of the other HSBC Funds, which may produce a gain or loss for tax purposes.

The exchange privilege (or any aspect of it) may be changed or discontinued upon 60 days written notice to shareholders and is available only to shareholders in states in which such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the other HSBC Fund into which the exchange will be made, and consider the differences in investment objectives and policies before making any exchange.

An exchange is considered a sale of shares and may result in a capital gain or loss for federal income tax purposes. A Shareholder wishing to exchange his or her Shares may do so by contacting the Trust at 800-782-8183, by contacting his or her broker-dealer or by providing written instruction to the Trust.

IN-KIND PURCHASES

The Trust, in its discretion, may permit purchases of Fund shares by means of in-kind contributions of portfolio securities under certain circumstances. An in-kind contribution must be made in the form of securities that are permissible investments for the Funds as described in the Prospectuses. In connection with an in-kind securities purchase, the Funds will require, among other things, that the securities be valued in the same manner as they would be valued for purposes of computing a Fund’s NAV; that the Funds receive satisfactory assurances that they will have good and marketable title to the securities received by them; and that the securities be in proper form for transfer to the Funds. In addition, the Funds generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale.

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The Funds will not be liable for any brokerage commission or fee (except for customary transfer fees) in connection with an in-kind purchase of Fund shares. Your broker may impose a fee in connection with processing your in-kind purchase of Fund shares. An investor contemplating an in-kind purchase of Fund shares should consult his or her tax adviser to determine the tax consequences under Federal and state law of making such a purchase.

AUTOMATIC INVESTMENT PLAN

The Trust offers a plan for regularly investing specified dollar amounts ($25.00 minimum in monthly, quarterly, semi-annual or annual intervals) in the Funds. If an Automatic Investment Plan is selected, subsequent investments will be automatic and will continue until such time as the Trust and the investor’s bank are notified to discontinue further investments. Due to the varying procedures to prepare, process and to forward bank withdrawal information to the Trust, there may be a delay between the time of the bank withdrawal and the time the money reaches the Funds. The investment in the Funds will be made at the NAV per share determined on the day that both the check and the bank withdrawal data are received in required form by the Distributor. Further information about the Automatic Investment Plan may be obtained from Citi at the telephone number listed under “Shareholder Inquiries.”

For further information on how to purchase Shares, an investor should contact the Funds directly at HSBC Funds, PO Box 182845, Columbus, Ohio 43218-2845 or by calling 1-800-782-8183.

PURCHASES THROUGH A SHAREHOLDER SERVICING AGENT OR A SECURITIES BROKER

Shareholder Servicing Agents and Securities Brokers, if applicable, may offer services to their customers, including specialized procedures for the purchase and redemption of Shares, such as pre-authorized or automatic purchase and redemption programs and “sweep” checking programs. Each Shareholder Servicing Agent and Securities Broker may establish its own terms, conditions and charges, including limitations on the amounts of transactions, with respect to such services. Charges for these services may include fixed annual fees, account maintenance fees and minimum account balance requirements. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent or Securities Broker. Conversely, certain Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Servicing Agent from the Funds, which will have the effect of increasing the net return on the investment of such customers of those Servicing Agents.

Shareholder Servicing Agents and Securities Brokers may transmit purchase payments on behalf of their customers by wire directly to the Funds’ custodian bank by following the procedures described above.

For further information on how to direct a Securities Broker, if applicable, or a Shareholder Servicing Agent to purchase Shares, an investor should contact his Securities Broker or his Shareholder Servicing Agent.

CONTINGENT DEFERRED SALES CHARGE (“CDSC”) - CLASS B SHARES

Investors purchasing shares of the Funds will ordinarily purchase either Class A Shares, Class D Shares, Class I Shares, or Class Y Shares. Investors will only receive Class B Shares by exchanging the Class B Shares of other HSBC Funds. If an investor exchanges shares of other HSBC Funds for shares of the Funds and wish to sell his or her shares, Class B Shares may be subject to a CDSC. Specifically, Class B Shares of the Funds will be subject to a declining CDSC if Class B Shares of any of the HSBC Funds are exchanged for Class B Shares of any of the Money Market Funds and redeemed within 4 years. In such cases, the CDSC will be:

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CDSC as a % of Dollar Amount
Years since Purchase	Subject to Charge
0-1	4.00%
1-2	3.00%
2-3	2.00%
3-4	1.00%
More than 4	None

The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption. There is no CDSC on reinvested dividends or distributions. If an investor sells some but not all of his or her Class B Shares, shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

The CDSC is waived on redemptions of Class B Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the “Code”)) of a Shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an IRA or a Custodial Account under Code Section 403(b)(7) to a Shareholder who has reached age 70 1/2, and (iii) to the extent the redemption represents the minimum required distribution from retirement plans under Code Section 401(a) where such redemptions are necessary to make distributions to plan participants.

CONVERSION FEATURE -- CLASS B SHARES

Class B Shares of the Funds will convert automatically to Class A Shares of the same Fund (or Class D Shares, depending on your eligibility), after six years from the beginning of the calendar month in which the Class B Shares were originally purchased. After conversion, the shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares (or Class D Shares) which will increase the shareholder’s investment return compared to the Class B Shares. A shareholder will not pay any sales charge or fees when his or her shares convert, nor will the transaction be subject to any tax. If an investor purchased Class B Shares of one fund which he or she exchanged for Class B Shares of another fund, the holding period will be calculated from the time of the original purchase of Class B Shares. The dollar value of Class A Shares (or Class D Shares) the investor receives will equal the dollar value of the Class B shares converted.

LEVEL LOAD ALTERNATIVE -- CLASS C SHARES

Class C Shares of the Funds are available for purchase by customers of HSBC sweep programs. Other investors will only receive Class C Shares by exchanging the Class C Shares of other HSBC Funds. If an investor purchases Class C Shares or exchanges Class C Shares of other HSBC Funds for Class C Shares of the Funds and wishes to sell his or her shares, the redemption may be subject to a 1.00% CDSC if the shares are redeemed less than one year after the original purchase of the Class C Shares. The CDSC will be assessed on the lesser of the current NAV or the NAV at the time of purchase.

Unlike Class B Shares, Class C Shares have no conversion feature.

REDEMPTION OF SHARES

A shareholder may redeem all or any portion of the Shares in his account at any time at the NAV per share (normally $1.00 per share for the Funds) next calculated after a redemption request is received in good order by the Transfer Agent, with respect to Shares purchased directly through the Funds, or by his Securities Broker or his Shareholder Servicing Agent, if the Securities Broker or Shareholder Servicing Agent is authorized to receive orders for Fund shares on behalf of the Funds. Class A Shares, Class D Shares, Class E Shares, Class I Shares, and Class Y Shares may be redeemed without charge while Class B Shares and Class C Shares may be subject to a CDSC. See “Contingent Deferred Sales Charge (“CDSC”) -- Class B Shares” and “Level Load Alternative -- Class C Shares” above. See “Determination of Net Asset Value” above.

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Except as otherwise set forth in the Prospectuses, the proceeds of a redemption are normally paid from the Funds in U.S. dollars within a week following the date on which the redemption is effected. The Funds may suspend the right of redemption and postpone for more than seven days the date of payment upon redemption: (i) during periods when the New York Stock Exchange is closed other than for weekends and certain holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of emergency, disposal, or evaluation of the NAV of the portfolio securities is not reasonably practicable, (iii) in certain circumstances when there has been a determination to liquidate a Fund, or (iv) for such other periods as the SEC may permit. To be in a position to eliminate excessive expenses, the Trust reserves the right to redeem upon not less than 30 days notice all Shares in an account which has a value below $50.00, provided that such involuntary redemptions will not result from fluctuations in the value of Fund Shares. A shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

Unless Shares have been purchased directly from the Funds, a shareholder may redeem Shares only by authorizing his Securities Broker, if applicable, or his Shareholder Servicing Agent to redeem such Shares on his behalf (since the account and records of such a shareholder are established and maintained by his Securities Broker or his Shareholder Servicing Agent). For further information as to how to direct a Securities Broker or a Shareholder Servicing Agent to redeem Shares, a shareholder should contact his Securities Broker or his Shareholder Servicing Agent.

The Board of Trustees of the Trust has adopted Redemption-in-Kind Procedures that provide that redemptions by affiliated shareholders may be satisfied by the distribution of portfolio securities in-kind, reflecting the shareholder’s proportionate interest in the relevant Fund, subject to certain adjustments. The Board of Trustees, including a majority of the Independent Trustees, is required under the Procedures to determine no less frequently than quarterly that all redemptions in kind to affiliated shareholders made during the preceding quarter (if any) (a) were effected in accordance with the procedures; (b) did not favor the affiliated shareholder to the detriment of any other shareholder; and (c) were in the best interests of the distributing Fund.

Redemption proceeds are generally paid in cash, but the Funds reserve the right to pay all or part of any redemption proceeds in-kind. However, the Funds have made an election pursuant to Rule 18f-1 under the 1940 Act to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder. The Funds reserve the right to pay all or part of other redemptions by a distribution of portfolio securities in kind from the applicable Fund’s portfolio. The securities distributed in kind would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. In the event a shareholder receives an in-kind distribution of portfolio securities, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be subject to the risks that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities, and that brokerage fees could be incurred.

SYSTEMATIC WITHDRAWAL PLAN

Any shareholder who owns Shares with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which he redeems at NAV the number of full and fractional shares which will produce the monthly, quarterly, semi-annual or annual payments specified (minimum $50.00 per payment). Depending on the amounts withdrawn, systematic withdrawals may deplete the investor’s principal. Investors contemplating participation in the Systematic Withdrawal Plan should consult their tax advisors. No additional charge to the shareholder is made for this service.

REDEMPTION OF SHARES PURCHASED DIRECTLY THROUGH THE FUNDS

Redemption by Letter. Redemptions may be made by letter to the Transfer Agent specifying the dollar amount or number of shares to be redeemed, account number and the Fund. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign). In connection with a written redemption request, all signatures of all registered owners or authorized parties must be guaranteed by an Eligible Guarantor Institution, which includes a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. The Transfer Agent, however, may reject redemption instructions if the guarantor is neither a member nor a participant in a signature guarantee program (currently known as “STAMP,” “SEMP,” or “NYSE MPS”). Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

52

Redemption by Wire or Telephone. An investor may redeem shares of the Funds by wire or by telephone if he has checked the appropriate box on the Purchase Application or has filed a Telephone Authorization Form with the Trust. These redemptions may be paid from the Funds by wire or by check. The Trust reserves the right to refuse telephone wire redemptions and may limit the amount involved or the number of telephone redemptions. The telephone redemption procedure may be modified or discontinued at any time by the Trust. Instructions for wire redemptions are set forth in the Purchase Application. The Trust employs reasonable procedures to confirm that instructions communicated by telephone are genuine. For instance, the following information must be verified by the shareholder or Securities Broker at the time a request for a telephone redemption is effected: (1) shareholder’s account number; (2) shareholder’s social security number; and (3) name and account number of shareholder’s designated Securities Broker or bank. If the Trust fails to follow these or other established procedures, it may be liable for any losses due to unauthorized or fraudulent instructions.

CHECK REDEMPTION SERVICE

Shareholders may redeem Class A Shares or Class D Shares of the Funds by means of a Check Redemption Service. If Class A Shares or Class D Shares are held in book credit form and the Check Redemption Service has been elected on the Purchase Application on file with the Trust, redemptions of shares may be made by using redemption checks provided by the Trust. There is no charge for this service. Checks must be written for amounts of $250 or more, may be payable to anyone and negotiated in the normal way. If more than one shareholder owns the Class A Shares or Class D Shares, all must sign the check unless an election has been made to require only one signature on checks and that election has been filed with the Trust.

Class A Shares and Class D Shares represented by a redemption check continue to earn daily dividends until the check clears the banking system. When honoring a redemption check, the Trust causes the redemption of exactly enough full and fractional Class A Shares and Class D Shares of the Funds from an account to cover the amount of the check. The Check Redemption Services may be terminated at any time by the Trust.

If the Check Redemption Service is requested for an account in the name of a corporation or other institution, additional documents must be submitted with the application, i.e., corporations (Certification of Corporate Resolution), partnerships (Certification of Partnership) and trusts (Certification of Trustees). In addition, since the share balance of the Fund account is changing on a daily basis, the total value of the Fund account cannot be determined in advance and the Fund account cannot be closed or entirely redeemed by check.

RETIREMENT PLANS

Class D Shares of the Funds are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available from the Trust or the Distributor upon request. The tax law governing tax-deferred retirement plans is complex and changes frequently. Before investing in the Funds through one or more of these plans, an investor should consult his or her tax advisor.

INDIVIDUAL RETIREMENT ACCOUNTS (“IRAs”)

The shares may be used as a funding medium for an IRA. An Internal Revenue Service-approved IRA plan may be available from an investor’s Shareholder Servicing Agent. In any event, such a plan is available from the Distributor naming Citi as custodian. The minimum initial investment for an IRA is $250; the minimum subsequent investment is $100. In general, IRAs are available to individuals who receive compensation or earned income and their spouses whether or not they are active participants in a tax-qualified or Government-approved retirement plan. In general, an IRA contribution by an individual who participates, or whose spouse participates, in a tax-qualified or Government-approved retirement plan may not be deductible, in whole or in part, depending upon the individual’s income. Individuals also may establish an IRA to receive a “rollover” contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before planning a rollover or determining contribution limits.

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DEFINED CONTRIBUTION PLANS

Investors who are self-employed may purchase shares of the Funds for retirement plans for self-employed persons who are known as defined contribution plans (formerly Keogh or H.R. 10 Plans). HSBC offers a prototype plan for money purchase and profit sharing defined contribution plans. The rules governing these plans are complex, and a tax advisor should be consulted.

SECTION 457 PLAN, 401(k) PLAN, 403(b) PLAN

The Funds may be used as an investment vehicle for certain deferred compensation plans provided for by Section 457 of the Code with respect to service for state governments, local governments, rural electric cooperatives and political subdivisions, agencies, instrumentalities, tax-exempt organizations and certain affiliates of such entities. The Funds may also be used as an investment vehicle for both 401(k) plans and 403(b) plans.

DIVIDENDS AND DISTRIBUTIONS

The Trust declares all of each Fund’s net investment income daily as a dividend to Fund shareholders. Dividends substantially equal to each Fund’s net investment income earned during the month are distributed in that month to the Fund’s shareholders of record. Generally, a Fund’s net investment income consists of the interest and dividend income it earns, less expenses. In computing interest income, premiums are not amortized nor are discounts accrued on long-term debt securities in the Funds, except as required for federal income tax purposes.

Shares begin accruing dividends on the day they are purchased. Dividends are distributed monthly. Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder’s Shareholder Servicing Agent or Securities Broker), dividends are distributed in the form of additional shares of the Funds at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.

Each Fund’s net realized capital gains, if any, are distributed to shareholders annually. Additional distributions are also made to each Fund’s shareholders to the extent necessary to avoid application of the 4% non-deductible federal excise tax on certain undistributed income and net capital gains of regulated investment companies. Unless a shareholder elects to receive dividends in cash, dividends are distributed in the form of additional shares of the Funds (purchased at their NAV without a sales charge).

For this purpose, the net income of the Funds (from the time of the immediately preceding determination thereof) consists of (i) all income accrued, less the amortization of any premium, on the assets of the Funds, less (ii) all actual and accrued expenses determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity and any net realized gains or losses on the assets of the Funds. Obligations held in a Fund’s portfolio are valued at amortized cost, which the Trustees of the Trust have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This method provides certainty in valuation, but may result in periods during which the stated value of an obligation held for a Fund is higher or lower than the price the Fund would receive if the obligation were sold. This valuation method will continue to be used until such time as the Trustees of the Trust determine that it does not constitute fair value for such purposes.

Since the net income of the Funds is declared as a dividend each time the net income of the Funds is determined, the NAV per share of the Funds is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder’s investment in the Funds, representing the reinvestment of dividend income, is reflected by an increase in the number of Shares in his account.

It is expected that the Funds will have a positive net income at the time of each determination thereof. If, for any reason, the net income of the Funds determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of an obligation held in a Fund’s portfolio, the negative amount with respect to each shareholder account would first be offset from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month, the number of outstanding Fund shares would be reduced by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional shares in the account of such shareholder which represents his proportion of the amount of such excess. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his investment in the Funds. Thus, the NAV per share is expected to be maintained at a constant $1.00.

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DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES

The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.001 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The shares of each series of the Trust participate equally in the earnings, dividends and assets of the particular series. Currently, the Trust has 18 series of shares (including funds that have not commenced operations), each of which constitutes a separately managed fund. The Trust reserves the right to create additional series of shares. The Trust may authorize the creation of multiple classes of shares of separate series of the Trust. Currently, shares of the Prime Money Market Fund, Tax-Free Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Money Market Fund and U.S. Treasury Obligations Money Market Fund are divided into seven separate classes. Shares of the New York Tax-Free Money Market Fund are divided into six separate classes.

Each share of each class of the Funds represents an equal proportionate interest in a Fund with each other share of that class. Shares have no preference, pre-emptive, conversion or similar rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote.

Certain Shareholder Servicing Agents have agreed to transmit all proxies and voting materials from the Trust to their customers who are beneficial owners of the Funds and such Shareholder Servicing Agents have agreed to vote as instructed by such customers. Under the Declaration of Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. The Trust will hold special meetings of Fund shareholders when, in the judgment of the Trustees of the Trust, it is necessary or desirable to submit matters for a shareholder vote.

Shareholders of each series generally vote separately, for example, to approve investment advisory contracts or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust. Shares of each class of a series represent an equal pro rata interest in such series and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, terms and conditions, except that: (a) each class shall have a different designation; (b) each class shall bear any class expenses; and (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relate solely to its distribution arrangement, and each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

The Trust’s shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

Shareholders of the Funds have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders of the Trust in connection with requesting a meeting of shareholders of the Trust for the purpose of removing one or more Trustees. Shareholders of the Trust also have the right to remove one or more Trustees without a meeting by a declaration in writing subscribed to by a specified number of shareholders. Upon liquidation or dissolution of the Funds, shareholders of the Funds would be entitled to share pro rata in the net assets of the Funds available for distribution to shareholders.

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The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Funds or the Trust, a Servicing Agent may vote any shares as to which such Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Servicing Agent is the agent of record. Any shares so voted by a Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

As of February 4, 2013, the following persons owned of record 5% or more of a Fund or class of shares:

Fund	Percent Owned	Beneficial Owner
HSBC NEW YORK	62.94%	JOSEPH L CURRERI
TAX-FREE MONEY		DOMENICA V CURRERI
MARKET FUND-		JT TEN
CLASS A		7 EISENHOWER DR
YONKERS, NY 107101209
HSBC NEW YORK	34.73%	PERSHING LLC
TAX-FREE MONEY		ONE PERSHING PLAZA
MARKET FUND-		PRODUCT SUPPORT 14TH FLOOR
CLASS A		JERSEY CITY, NJ 07399
HSBC NEW YORK	56.65%	PERSHING LLC
TAX-FREE MONEY		ONE PERSHING PLAZA
MARKET FUND-		PRODUCT SUPPORT 14TH FLOOR
CLASS D		JERSEY CITY, NJ 07399
HSBC NEW YORK	43.19%	BAYTETRA & CO
TAX-FREE MONEY		C/O STATE STREET BANK
MARKET FUND-		1200 CROWN COLONY DR
CLASS D		QUINCY, MA 02169
HSBC NEW YORK	88.19%	PERSHING LLC
TAX-FREE MONEY		ONE PERSHING PLAZA
MARKET FUND-		PRODUCT SUPPORT 14TH FLOOR
CLASS Y		JERSEY CITY, NJ 07399
HSBC NEW YORK	11.73%	BAYTETRA & CO
TAX-FREE MONEY		C/O STATE STREET BANK
MARKET FUND-		1200 CROWN COLONY DR
CLASS Y		QUINCY, MA 02169
HSBC PRIME	97.06%	BAYTETRA & CO
MONEY MARKET		C/O STATE STREET BANK
FUND-CLASS A		1200 CROWN COLONY DR
QUINCY, MA 02169
HSBC PRIME	100.00%	PERSHING LLC
MONEY MARKET		ONE PERSHING PLAZA
FUND-CLASS B		PRODUCT SUPPORT 14TH FLOOR
JERSEY CITY, NJ 07399

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HSBC PRIME MONEY MARKET FUND-CLASS C	100.00%	PERSHING LLC
		ONE PERSHING PLAZA
		PRODUCT SUPPORT 14TH FLOOR
		JERSEY CITY, NJ 07399
HSBC PRIME MONEY MARKET FUND-CLASS D	43.39%	PERSHING LLC
		ONE PERSHING PLAZA
		PRODUCT SUPPORT 14TH FLOOR
		JERSEY CITY, NJ 07399
HSBC PRIME MONEY MARKET FUND-CLASS D	32.61%	HSBC BANK USA
		452 5TH AVE 2ND FL
		ATTN DAVID MARRERO
		NEW YORK, NY 10018
HSBC PRIME MONEY MARKET FUND-CLASS D	21.06%	BAYTETRA & CO
		C/O STATE STREET BANK
		1200 CROWN COLONY DR
		QUINCY, MA 02169
HSBC PRIME MONEY MARKET FUND-CLASS I	18.99%	HSBC GLOBAL CUSTODY NOMINEES UK LTD
		8 CANADA SQUARE LEVEL 28
		LONDON UNITED KINGDOM EC145HQ
HSBC PRIME MONEY MARKET FUND-CLASS I	9.64%	CHICAGO MERCANTILE EXCHANGE INC
		FIRM ACCOUNT
		30 S WACKER DR
		8 NORTH TREASURY
		CHICAGO, IL 60606
HSBC PRIME MONEY MARKET FUND-CLASS I	8.46%	WPP GROUP US FINANCE CORP
		125 PARK AVE 4TH FLR
		NEW YORK, NY 10017
HSBC PRIME MONEY MARKET FUND-CLASS I	5.67%	HARE & CO
		111 SANDERS CREEK PKWY
		EAST SYRACUSE, NY 13057
HSBC PRIME MONEY MARKET FUND-CLASS I	5.64%	SCHLUMBERGER HOLDINGS CORPORATION
		5599 SAN FELIPE 16TH FLOOR
		HOUSTON, TX 77056
HSBC PRIME MONEY MARKET FUND-CLASS I	5.57%	BEAR STEARNS SEC CORP
		ISAAC HABER
		1 METRO TECH FLOOR CTR NORTH 4TH
		C/O JENNIFER A WITTNER
		BROOKLYN, NY 11201
HSBC PRIME MONEY MARKET FUND-CLASS Y	73.50%	HSBC BANK USA
		452 5TH AVE 2ND FL
		ATTN DAVID MARRERO
		NEW YORK, NY 10018
HSBC PRIME MONEY MARKET FUND-CLASS Y	13.25%	BAYTETRA & CO
		C/O STATE STREET BANK
		1200 CROWN COLONY DR
		QUINCY, MA 02169
HSBC PRIME MONEY MARKET FUND-CLASS Y	8.02%	PERSHING LLC
		ONE PERSHING PLAZA
		PRODUCT SUPPORT 14TH FLOOR
		JERSEY CITY, NJ 07399
HSBC TAX-FREE MONEY MARKET FUND-CLASS D	72.82%	BAYTETRA & CO
		C/O STATE STREET BANK
		1200 CROWN COLONY DR
		QUINCY, MA 02169

57

HSBC TAX-FREE MONEY MARKET FUND-CLASS D	27.18%	PERSHING LLC
		ONE PERSHING PLAZA
		PRODUCT SUPPORT 14TH FLOOR
		JERSEY CITY, NJ 07399
HSBC TAX-FREE MONEY MARKET FUND-CLASS Y	76.41%	BAYTETRA & CO
		C/O STATE STREET BANK
		1200 CROWN COLONY DR
		QUINCY, MA 02169
HSBC TAX-FREE MONEY MARKET FUND-CLASS Y	23.59%	PERSHING LLC
		ONE PERSHING PLAZA
		PRODUCT SUPPORT 14TH FLOOR
		JERSEY CITY, NJ 07399
HSBC U.S. GOVERNMENT MONEY MARKET FUND-CLASS A	99.72%	BAYTETRA & CO
		C/O STATE STREET BANK
		1200 CROWN COLONY DR
		QUINCY, MA 02169
HSBC U.S. GOVERNMENT MONEY MARKET FUND-CLASS B	100.00%	PERSHING LLC
		ONE PERSHING PLAZA
		PRODUCT SUPPORT 14TH FLOOR
		JERSEY CITY, NJ 07399
HSBC U.S. GOVERNMENT MONEY MARKET FUND-CLASS D	39.64%	HSBC BANK USA
		452 5TH AVE 2ND FL
		ATTN DAVID MARRERO
		NEW YORK, NY 10018
HSBC U.S. GOVERNMENT MONEY MARKET FUND-CLASS D	32.11%	FTCI AS AGENT NON-REV
		600 FIFTH AVENUE
		C/O FRANK LOMASSARO 2ND FLOOR
		NEW YORK, NY 10020
HSBC U.S. GOVERNMENT MONEY MARKET FUND-CLASS D	22.06%	BAYTETRA & CO
		C/O STATE STREET BANK
		1200 CROWN COLONY DR
		QUINCY, MA 02169
HSBC U.S. GOVERNMENT MONEY MARKET FUND-CLASS D	6.17%	PERSHING LLC
		ONE PERSHING PLAZA
		PRODUCT SUPPORT 14TH FLOOR
		JERSEY CITY, NJ 07399
HSBC U.S. GOVERNMENT MONEY MARKET FUND-CLASS I	22.30%	BG ENERGY FINANCE INC
		100 THAMES VALLEY PARK DRIVE READING
		BERKSHIRE UNITED KINGDOM RG61PT

HSBC U.S. GOVERNMENT MONEY MARKET FUND-CLASS I	10.07%	HARE & CO
		111 SANDERS CREEK PKWY
		EAST SYRACUSE, NY 13057

HSBC U.S. GOVERNMENT MONEY MARKET FUND-CLASS I	8.53%	ELWOOD INSURANCE LIMITED
		C/O AON INSURANCE MANAGERS BERMUDA LTD
		PO BOX HM2450
		HAMILTON BERMUDA HM JX
HSBC U.S. GOVERNMENT MONEY MARKET FUND-CLASS I	7.33%	CITIBANK NA F/B/O
		111 WALL ST 15TH FLOOR
		NEW YORK, NY 10005

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HSBC U.S. GOVERNMENT MONEY MARKET FUND-CLASS I	6.37%	MOBIL SERVICES BAHAMAS LIMITED 5959 LAS COLINAS BLVD IRVING TX 75039

HSBC U.S. GOVERNMENT MONEY MARKET FUND-CLASS I	6.31%	SYMANTEC CORPORATION
		ATTN TREASURY DEPT
		350 ELLIS ST BLDG D
		MOUNTAIN VIEW, CA 94043
HSBC U.S. GOVERNMENT MONEY MARKET FUND-CLASS I	5.61%	WESTERN DIGITAL TECHNOLOGIES INC
		TREASURY DEPARTMENT
		3355 MICHELSON DR STE #100
		IRVINE, CA 92612
HSBC U.S. GOVERNMENT MONEY MARKET FUND-CLASS Y	96.17%	HSBC BANK USA
		452 5TH AVE 2ND FL
		ATTN DAVID MARRERO
		NEW YORK, NY 10018
HSBC U.S. TREASURY MONEY MARKET FUND- CLASS A	100.00%	PERSHING LLC
		ONE PERSHING PLAZA
		PRODUCT SUPPORT 14TH FLOOR
		JERSEY CITY, NJ 07399
HSBC U.S. TREASURY MONEY MARKET FUND- CLASS B	100.00%	PERSHING LLC
		ONE PERSHING PLAZA
		PRODUCT SUPPORT 14TH FLOOR
		JERSEY CITY, NJ 07399
HSBC U.S. TREASURY MONEY MARKET FUND- CLASS D	38.98%	BAYTETRA & CO
		C/O STATE STREET BANK
		1200 CROWN COLONY DR
		QUINCY, MA 02169
HSBC U.S. TREASURY MONEY MARKET FUND- CLASS D	33.56%	FTCI AS AGENT NON-REV
		600 FIFTH AVENUE
		C/O FRANK LOMASSARO 2ND FLOOR
		NEW YORK, NY 10020
HSBC U.S. TREASURY MONEY MARKET FUND- CLASS D	18.30%	HSBC BANK USA
		452 5TH AVE 2ND FL
		ATTN DAVID MARRERO
		NEW YORK, NY 10018
HSBC U.S. TREASURY MONEY MARKET FUND- CLASS D	9.13%	PERSHING LLC
		ONE PERSHING PLAZA
		PRODUCT SUPPORT 14TH FLOOR
		JERSEY CITY, NJ 07399
HSBC U.S. TREASURY MONEY MARKET FUND- CLASS I	21.43%	BAYTETRA & CO
		C/O STATE STREET BANK
		1200 CROWN COLONY DR
		QUINCY, MA 02169
HSBC U.S. TREASURY MONEY MARKET FUND- CLASS I	19.75%	LAZARD CAPITAL MARKETS LLC
		SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE
		30 ROCKEFELLER PLAZA 19TH FLR
		BENEFIT OF CUSTOMERS
		NEW YORK, NY 101120015
HSBC U.S. TREASURY MONEY MARKET FUND- CLASS I	13.27%	HSBC GLOBAL CUSTODY NOMINEE UK LTD
		8 CANADA SQUARE
		LONDON E14 5HQ

59

HSBC U.S. TREASURY MONEY MARKET FUND- CLASS I	7.55%	TTM TECHNOLOGIES INC 2630 S HARBOR BLVD SANTA ANA, CA 92704

HSBC U.S. TREASURY MONEY MARKET FUND- CLASS I	7.54%	MORGAN STANLEY REAL ESTATE FUND VI
		SPECIAL - A INTERNATIONAL LP
		3424 PEACHTREE RD NE STE 900
		ATTN GARY FROUG
		ATLANTA, GA 30326
HSBC U.S. TREASURY MONEY MARKET FUND- CLASS Y	93.82%	HSBC BANK USA
		452 5TH AVE 2ND FL
		ATTN DAVID MARRERO
		NEW YORK, NY 10018

TAXATION

FEDERAL INCOME TAX

The following is a summary of certain U.S. federal income tax issues concerning the Funds and their shareholders. The Funds may also be subject to state, local, foreign or other taxes not discussed below. This discussion does not purport to be complete or to address all tax issues relevant to each shareholder. Prospective investors should consult their own tax advisors with regard to the federal, state, foreign and other tax consequences to them of the purchase, ownership or disposition of Fund shares. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative authorities, all of which are subject to change, which change may be retroactive.

The Funds intend to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, net income derived from an interest in a qualified publicly traded partnership, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), in two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or of one or more qualified publicly traded partnerships.

As a regulated investment company, each Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Funds intend to distribute all or substantially all of such income.

A Fund may elect to pass-through tax credits from certain eligible tax credit bonds to its shareholders. If a Fund so elects, the Fund's shareholders will be required to include additional amounts attributable to the credit in their income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98.2% of the excess of its capital gains over capital losses for the 12-month period ending October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years.

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A distribution will be treated as paid during the calendar year if it is declared by a Fund in October, November or December of that year with a record date in such month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

DISTRIBUTIONS IN GENERAL

Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. It is not expected that such distributions will be eligible for the dividends-received deduction for corporations or for treatment as “qualified dividend income” for individuals.

If for any taxable year a Fund does not qualify for federal tax treatment as a regulated investment company, all of the Fund’s net taxable investment income would (unless certain cure provisions apply) be subject to federal and, potentially, state income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (including amounts derived from interest on municipal securities) would be taxable to a Fund’s shareholders to the extent of the Fund’s current and accumulated earnings and profits.

The excess of long-term capital gains over net short-term capital losses realized, if any, distributed and properly reported by the Funds, whether received in cash or reinvested in Funds, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares. Long-term capital gain distributions, if any, made to individuals are generally subject to a maximum federal income tax rate of 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of any net short-term capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares will be taxed on the amount of such distribution and will have a cost basis for federal income tax purposes in each share received equal to the amount of the cash the shareholder could have received. Shareholders will be notified annually as to the federal tax status of distributions.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

TAX-EXEMPT INCOME

The Tax-Free Money Market Funds intend to invest a sufficient amount of their assets in municipal securities to qualify to distribute “exempt-interest dividends” (as defined in the Code) to shareholders. Such dividends payable from net tax-exempt interest earned from municipal securities will qualify as exempt-interest dividends if, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets consists of securities the interest on which is exempt from the regular federal income tax under Code section 103. Exempt-interest dividends distributed to shareholders are not included in shareholders’ gross income for regular federal income tax purposes. A Fund will determine periodically which distributions will be designated as exempt-interest dividends. Tax-exempt income received by a tax-deferred retirement account will generally be taxable when distributed from the tax-deferred retirement account. Tax-exempt income is included when determining whether Social Security and railroad retirement benefits are taxable. If a Fund earns income which is not eligible to be so designated, the Fund intends to distribute such income. Such distributions will be subject to federal, state and local taxes, as applicable, in the hands of shareholders.

Interest on certain types of private activity bonds is not exempt from federal income tax when received by “substantial users” (as defined in the Code). A “substantial user” generally includes any “nonexempt person” who regularly uses in trade or business part of a facility financed from the proceeds of private activity bonds. A Fund may invest periodically in private activity bonds and, therefore, may not be an appropriate investment for entities that are substantial users of facilities financed by private activity bonds or “related persons’ of substantial users.

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Generally, an individual will not be a related person of a substantial user under the Code unless he/she or his/her immediate family owns indirectly in aggregate more than 50% of the equity value of the substantial user.

Opinions relating to the tax status of interest derived from individual municipal securities are rendered by bond counsel to the issuer. Although each Fund’s Adviser attempts to determine that any security it contemplates purchasing on behalf of the Fund is issued with an opinion indicating that interest payments will be exempt from federal and (as applicable) state tax, neither the Adviser nor the Fund’s counsel makes any review of proceedings relating to the issuance of municipal securities or the bases of such opinions.

Alternative Minimum Tax. While the interest on bonds issued to finance essential state and local government operations is generally tax-exempt, interest on certain nonessential or private activity securities issued after August 7, 1986, while exempt from the regular federal income tax, constitutes a tax-preference item for taxpayers in determining alternative minimum tax liability under the Code and income tax provisions of several states. The interest on private activity securities could subject a shareholder to, or increase liability under, the federal alternative minimum tax, depending on the shareholder’s tax situation.

All distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to or increase their liability under, the alternative minimum tax and environmental tax because these distributions are included in the corporation’s adjusted current earnings. The Fund will inform shareholders annually as to the dollar amount of distributions derived from interest payments on private activity securities.

SPECIAL TAX CONSIDERATIONS

Exempt-interest dividends, whether received by shareholders in cash or in additional shares, derived by New York residents from interest on qualifying New York bonds generally are exempt from New York State and New York City personal income taxes, but not corporate franchise taxes. Dividends and distributions derived from taxable income and capital gains are not exempt from New York State and New York City taxes. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Fund is not deductible for New York State or New York City personal income tax purposes to the extent that it relates to exempt-interest dividends that are exempt from New York State or New York City personal income taxes. Gain on the sale or redemption of Fund shares generally is subject to New York State and New York City personal income tax. Prospective investors are advised to consult with their own tax advisors for more detailed information concerning state and local tax matters.

A Fund may elect to pass-through tax credits from certain eligible tax credit bonds to its shareholders. If a Fund so elects, the Fund's shareholders will be required to include additional amounts attributable to the credit in their income.

SALE, EXCHANGE OR REDEMPTION OF SHARES

Upon disposition (by redemption, repurchase, sale or exchange) of Fund shares, a shareholder may realize a taxable gain or loss depending upon his basis in his shares. Realization of such a gain or loss is considered unlikely because of each Fund’s policy to attempt to maintain a $1.00 per share NAV. Any such gain or loss would be treated as a capital gain or loss if the shares are capital assets in the shareholder’s hands. For individuals, long-term capital gain will generally be subject to a maximum tax rate of 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Gain from the disposition of shares held not more than one year will be taxed as short-term capital gain. A loss realized by a shareholder on the disposition of Fund shares with respect to which any long-term capital gain dividends have been received will, to the extent of such long-term capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Any loss realized on a sale or exchange of Fund shares also will be disallowed to the extent that the shares disposed of are replaced (including replacement through reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

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ORIGINAL ISSUE DISCOUNT/MARKET DISCOUNT

If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”

Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

BACKUP WITHHOLDING

The Trust will be required to report to the Internal Revenue Service (the “IRS”) all distributions by the Funds except in the case of certain exempt shareholders. All such distributions generally will be subject to withholding of federal income tax at a rate of 28% (“backup withholding”) in the case of nonexempt shareholders if (1) the shareholder fails to furnish the Funds with and to certify the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Funds that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against the shareholder’s federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

FOREIGN SHAREHOLDERS

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Note that the preferential rate of tax applicable to qualified dividend income (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of a Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. If the Fund elects to report distributions of U.S. source interest and short-term capital gains, such distributions may be paid to foreign shareholders free of withholding through October 31, 2014. However, depending on the circumstances, the Fund may designate all, some or none of the Fund’s potentially eligible dividends as eligible for this exemption, and a portion of the Fund's distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. There can be no assurance as to whether or not legislation will be enacted to extend this exemption.

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The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of foreign taxes.

Effective January 1, 2014, the Funds will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

OTHER INFORMATION

CAPITALIZATION

The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, Fund Trust Tax-Free Trust (organized on July 30, 1986) and Fund Vest (organized on July 17, 1984, and since renamed Fund Source). Prior to February 28, 2012, the name of the Trust was “HSBC Investor Funds.” Prior to October 3, 1994, the name of the Trust was “Fund Trust.” Prior to April 12, 2001, the name of the Trust was Republic Funds.

The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) and classes of shares within each series at any time in the future. Establishment and offering of additional classes or series will not alter the rights of the Funds’ shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In the event of the liquidation of the Funds, each shareholder is entitled to receive his pro rata share of the net assets of the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees has appointed KPMG LLP as the independent registered public accounting firm of the Trust for the fiscal year ending October 31, 2013. KPMG LLP will audit the Trust’s annual financial statements, prepare the Trust’s income tax returns, and assist in the filings with the SEC. KPMG LLP’s address is 191 West Nationwide Blvd., Suite 500, Columbus, Ohio 43215.

COUNSEL

Dechert LLP, 1900 K Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares of the Funds offered by the Trust, and also acts as counsel to the Trust. Blank Rome LLP, 405 Lexington Avenue, New York, New York 10174, acts as counsel to the Independent Trustees of the Trusts.

CODE OF ETHICS

The Trust, the Adviser and Citi each has adopted a code of ethics, as required by applicable law, including Rule 17j-1 under the 1940 Act, which is designed to prevent affiliated persons of the Trust, the Adviser and Citi from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code). Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions, required to preclear certain transactions and to report certain transactions on a regular basis.

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REGISTRATION STATEMENT

This SAI and the Prospectuses do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to shares of the Funds; certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. or on the SEC’s website at http://www.sec.gov.

Statements contained herein and in the Prospectuses as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

The Funds’ current audited financial statements dated October 31, 2012 are incorporated herein by reference from the Annual Report of the Funds dated October 31, 2012 as filed with the SEC. Copies of the report will be provided without charge to each person receiving this SAI.

SHAREHOLDER INQUIRIES

All shareholder inquiries should be directed to the Trust, P.O. Box 182845, Columbus, Ohio 43218-2845.

GENERAL AND ACCOUNT INFORMATION: (800) 782-8183 (TOLL FREE)

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APPENDIX A

DESCRIPTION OF MUNICIPAL OBLIGATIONS

Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, industrial facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, hazardous waste treatment or disposal facilities, and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from regular federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its good faith, credit and taxing, power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer’s legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending on numerous factors.

Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

(1) Tax Anticipation Notes. Tax Anticipation Notes are issued to finance operational needs of municipalities. Generally, they are issued in anticipation of the receipt of various tax revenues, such as property, income, sales, use and business taxes.

(2) Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of dedicated revenues, such as state aid or federal revenues available under federal revenue sharing programs.

(3) Tax and Revenue Anticipation Notes. Tax and Revenue Anticipation Notes are issued by the State to fund its day-to-day operations and certain local assistance payments to its municipalities and school districts. Such Notes are issued in anticipation of the receipt of various taxes and revenues, such as personal income taxes, business taxes and user taxes and fees.

(4) Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. Long-term bonds or renewal Bond Anticipation Notes provide the money for the repayment of the Notes.

Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

A-1

The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue. The ratings of Moody’s Investors Service, Standard & Poor’s Rating Services and Fitch, Inc. represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

Municipal Obligations may be more susceptible to downgrade, default, and bankruptcy as a result of recent periods of economic stress. Factors contributing to the economic stress on municipalities may include: lower property tax collections as a result of lower home values, lower sales tax revenue as a result of reduced consumer spending, lower income tax revenue as a result of higher unemployment rates, and budgetary constraints of local, state and federal governments upon which the municipalities may be relying for funding. In addition, as certain Municipal Obligations may be secured or guaranteed by banks and other institutions, the risk to a Fund could increase due to stresses on the banking, insurance or other parts of the financial sector as a result of the economic environment, or due to downgrades or risks of downgrades to the credit ratings of the institutions issuing the guarantee. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of Municipal Obligations and thus the value of a Fund’s investment. Further, an insolvent municipality may file for bankruptcy, which may significantly affect the value of the Municipal Obligations issued by the municipality and therefore the value of a Fund’s investment. Municipal Obligations are also subject to the risk that the perceived increase in the likelihood of default or downgrade among municipal issuers as a result of recent market conditions could result in increased illiquidity, volatility and credit risk. In addition, certain municipal issuers may either be unable to issue bonds or to access the market to sell securities or, if able to access the market, may be forced to issue securities at much higher rates. These events could result in decreased investment opportunities for a Fund and lower investment performance.

A-2

APPENDIX B

DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR’S

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:

  Likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  Nature of and provisions of the obligation;

  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C	Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C	A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D	An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-)	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Municipal Short-Term Note Ratings

A Standard & Poor's U.S. municipal note rating reflects Standard & Poor's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor's analysis will review the following considerations:

  Amortization schedule – the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

  Source of payment – the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Variable Rate Demand Obligations:

Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

MOODY’S INVESTORS SERVICE (“Moody’s”)

Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note	Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

U.S. Municipal Short Term Obligation Ratings

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short term obligations.

NP	Issuers (or supporting institutions) rated “Not Prime” do not fall within any of the Prime rating categories.

Note:	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

FITCH, INC. (“Fitch Ratings”)

Corporate Finance Obligations – Long-Term Rating Scales

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%–50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity's issuer rating or Issuer Default Rating (“IDR”).

AAA	Highest credit quality. `AAA’ denotes the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. `AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B	Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Notes: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'B'.

     The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F-1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F-2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F-3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX C

HSBC FUNDS PROXY VOTING POLICY

The Trust delegates the authority to vote proxies related to portfolio securities of each series (the “Funds”) of the Trust to HSBC Global Asset Management (USA) Inc. (“HSBC”), which in turn delegates proxy voting authority for some Funds of the Trust to a Subadviser retained to provide day-to-day portfolio management for that Fund. The Boards of Trustees (the “Board”) adopt the proxy voting policies and procedures of HSBC and the Subadvisers as the proxy voting policies and procedures that will be used by each of these respective entities when exercising voting authority on behalf of each Fund. These policies and procedures are attached hereto.

The Board will provide the Trust’s consent to vote in matters where HSBC or a Subadviser seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons.

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APPENDIX D

HSBC Global Asset Management (USA) Inc.

PROXY VOTING POLICY AND PROCEDURES

The purpose of this proxy voting policy is to reasonably insure that HSBC Global Asset Management (USA) Inc. (HSBCUSA), as a fiduciary, fulfills its responsibility to its clients to vote proxy ballots in connection with proposals submitted by management, and others, to shareholders for approval. The financial interest of the shareholders of the Investment Companies and of the Manager's investment advisory clients is the primary consideration in determining how proxies should be voted.

As long as there is no provision to the contrary in the Investment Management Agreement or Charter, By-Laws, Trust Agreement, Plan Documents, Partnership Agreement or other controlling documents which create the legal entity with which we are dealing, the power to vote on proposals presented to shareholders through the proxy solicitation process will be considered by HSBCUSA to be an integral part of its investment management responsibility, recognizing that certain proposals, if implemented, may have a substantial impact on the market valuation of portfolio securities. For investment advisory clients, this responsibility is inherent, unless a client has elected to vote proxies directly. In the case of the Investment Companies, this responsibility has been delegated to HSBCUSA by each Investment Company’s Board of Directors.

PROXY VOTING POLICY

It is the policy of HSBCUSA to vote client proxies for the exclusive benefit of its clients’ accounts. In most, if not all cases, this will mean that the proposals that maximize the value of the securities we hold will be approved without regard to non-economic considerations.

HSBCUSA generally will not favor proposals that are designed to make it difficult for a company to be acquired or that have a tendency to entrench current management at the expense of securities holders. Therefore, HSBCUSA will generally vote against proposals concerning instituting “poison pills”, classified boards of directors, unequal voting rights, elimination of shareholder action by written consent and granting stock options at less than fair market value.

In this regard, HSBCUSA has engaged a third party proxy voting service provider (“Proxy Service Provider”) to conduct analysis of proposals, and to provide guidance on voting ballots. The Proxy Service Provider provides its analysis in the form of written reports, which are circulated to HSBCUSA’ investment staff for their review. A more extensive summary of proxy voting guidelines will be provided to clients upon request.

Certain portfolios (“Fund of Funds”) primarily invest a majority of their assets in non-voting securities of other unregistered investment vehicles (“Sub-Funds”) which have investors other than the Fund of Funds. Sub-Funds typically do not submit matters to investors for vote. In the event that a Sub-Fund submits a matter to its investors for vote and the Fund of Fund holds voting interests in the Sub-Fund, the vote will be made in a way that we believe is in the best interest of the Fund of Funds.

Administration

The Proxy Service Provider will administer the proxy voting process, including receiving ballots, casting votes and maintaining required records. On an as-needed basis, HSBCUSA will review the Proxy Voting Policy and its administration to resolve any proxy voting issues that may arise.

Conflicts of Interest

HSBCUSA generally will vote proxies in accordance with the Proxy Service Provider’s predetermined recommendations, including instances where potential material conflicts of interest may exist. In the event a proxy proposal gives rise to a material conflict of interest that is not addressed by the Proxy Service Provider’s predetermined recommendations, HSBCUSA’ senior management will review, and if deemed necessary, an independent consultant or outside counsel will be consulted to resolve the material conflict of interest.

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Client Access to Proxy Voting Records

A record of how proxies have been voted for a client’s account will be provided upon request. Clients can request their proxy voting record by contacting their Client Investment Service Manager at (212) 525-5000. Alternatively, clients may submit written requests to HSBC Global Asset Management (USA) Inc., 452 Fifth Avenue – 18th Floor, New York, NY 1008, ATTN: Chief Compliance Officer.

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